CREDIT, GUARANTY, SECURITY AND PLEDGE AGREEMENT

                          Dated as of October 31, 2002

                                      among

                               GCI HOLDINGS, INC.
                                   as Borrower

                                       and

                        THE GUARANTORS REFERRED TO HEREIN

                                       and

                         THE LENDERS REFERRED TO HEREIN

                                       and

                         CREDIT LYONNAIS NEW YORK BRANCH
      as Administrative Agent, Issuing Bank, Co-Bookrunner and Co-Arranger

                                       and

                      GENERAL ELECTRIC CAPITAL CORPORATION
              as Documentation Agent, Co-Arranger and Co-Bookrunner

                                       and

                        CIT LENDING SERVICES CORPORATION
                              as Syndication Agent

                                Table of Contents
                                                                                                              Page
1.       DEFINITIONS.............................................................................................2

2.       THE LOANS..............................................................................................21

         SECTION 2.1.          Revolving Loans..................................................................21

         SECTION 2.2.          Term Loan........................................................................21

         SECTION 2.3.          Making of Loans..................................................................21

         SECTION 2.4.          Notes; Repayment of the Loans....................................................23

         SECTION 2.5.          Interest.........................................................................24

         SECTION 2.6.          Commitment Fees and Other Fees...................................................24

         SECTION 2.7.          Mandatory Termination or Reduction of Commitments................................25

         SECTION 2.8.          Default Interest; Alternate Rate of Interest.....................................26

         SECTION 2.9.          Continuation and Conversion of Loans.............................................26

         SECTION 2.10.         Prepayment of Loans..............................................................27

         SECTION 2.11.         Reimbursement of Loss............................................................29

         SECTION 2.12.         Change in Circumstances..........................................................30

         SECTION 2.13.         Change in Legality...............................................................33

         SECTION 2.14.         Manner of Payments...............................................................34

         SECTION 2.15.         United States Withholding........................................................34

         SECTION 2.16.         Interest Adjustments.............................................................36

         SECTION 2.17.         Swingline Loans..................................................................36

         SECTION 2.18.         Letters of Credit................................................................37

3.       REPRESENTATIONS AND WARRANTIES.........................................................................41

         SECTION 3.1.          Organization and Qualification...................................................41

         SECTION 3.2.          Due Authorization; Validity......................................................41

         SECTION 3.3.          Conflicting Agreements and Other Matters.........................................41

         SECTION 3.4.          Financial Statements.............................................................42

         SECTION 3.5.          Litigation.......................................................................42

         SECTION 3.6.          Compliance With Laws Regulating the Incurrence of Indebtedness...................42

         SECTION 3.7.          Licenses, Title to Properties, and Related Matters...............................43

         SECTION 3.8.          Outstanding Indebtedness and Liens...............................................43

                                Table of Contents
                                  (continued)
                                                                                                              Page

         SECTION 3.9.          Taxes............................................................................44

         SECTION 3.10.         Compliance with ERISA............................................................44

         SECTION 3.11.         Environmental Laws...............................................................44

         SECTION 3.12.         Disclosure.......................................................................45

         SECTION 3.13.         Investments......................................................................45

         SECTION 3.14.         Intellectual Property............................................................45

         SECTION 3.15.         Labor Matters....................................................................46

         SECTION 3.16.         Security Interest; Other Security................................................46

         SECTION 3.17.         Agreements.......................................................................46

         SECTION 3.18.         Bank Accounts....................................................................47

4.       CONDITIONS OF LENDING..................................................................................47

         SECTION 4.1.          Conditions Precedent to Initial Revolving Loans, Term Loans or Letter of Credit..47

         SECTION 4.2.          Conditions Precedent to Each Loan and Letter of Credit...........................50

5.       AFFIRMATIVE COVENANTS..................................................................................51

         SECTION 5.1.          Compliance with Laws and Payment of Indebtedness.................................51

         SECTION 5.2.          Insurance........................................................................52

         SECTION 5.3.          Inspection Rights................................................................53

         SECTION 5.4.          Records and Books of Account; Changes in GAAP....................................53

         SECTION 5.5.          Reporting Requirements...........................................................53

         SECTION 5.6.          Use of Proceeds..................................................................55

         SECTION 5.7.          Maintenance of Existence and Assets..............................................55

         SECTION 5.8.          Payment of Taxes.................................................................55

         SECTION 5.9.          ERISA Plan Compliance and Reports................................................56

         SECTION 5.10.         Authorizations and Material Agreements...........................................56

         SECTION 5.11.         Further Assurances...............................................................56

         SECTION 5.12.         Public Debt Rating...............................................................57

         SECTION 5.13.         Subsidiaries.....................................................................57

6.       NEGATIVE COVENANTS.....................................................................................57

         SECTION 6.1.          Indebtedness.....................................................................57

                                Table of Contents
                                  (continued)
                                                                                                              Page
         SECTION 6.2.          Contingent Liabilities...........................................................58

         SECTION 6.3.          Liens............................................................................58

         SECTION 6.4.          Dispositions of Assets...........................................................58

         SECTION 6.5.          Distributions and Restricted Payments............................................58

         SECTION 6.6.          Merger; Consolidation............................................................59

         SECTION 6.7.          Business.........................................................................59

         SECTION 6.8.          Transactions with Affiliates.....................................................59

         SECTION 6.9.          Loans and Investments............................................................59

         SECTION 6.10.         Fiscal Year and Accounting Method................................................60

         SECTION 6.11.         Total Leverage Ratio.............................................................60

         SECTION 6.12.         Senior Secured Leverage Ratio....................................................60

         SECTION 6.13.         Interest Coverage Ratio..........................................................60

         SECTION 6.14.         Capital Expenditures.............................................................60

         SECTION 6.15.         Issuance of Partnership Interest and Capital Stock; Amendment of Articles
                                 and By-Laws....................................................................60

         SECTION 6.16.         Change of Ownership..............................................................60

         SECTION 6.17.         Sale and Leaseback...............................................................60

         SECTION 6.18.         Compliance with ERISA............................................................60

         SECTION 6.19.         Derivative Exposure..............................................................61

         SECTION 6.20.         Sale of Receivables..............................................................61

         SECTION 6.21.         Amendments to Material Agreements................................................61

         SECTION 6.22.         Limitation on Restrictive Agreements.............................................61

7.       EVENTS OF DEFAULT......................................................................................61

         SECTION 7.1.          Events of Default................................................................62

         SECTION 7.2.          Remedies Upon Default............................................................65

         SECTION 7.3.          Cumulative Rights................................................................66

         SECTION 7.4.          Waivers..........................................................................66

         SECTION 7.5.          Performance by Administrative Agent or any Lender................................66

         SECTION 7.6.          Expenditures.....................................................................67

         SECTION 7.7.          Control..........................................................................67

                                Table of Contents
                                  (continued)
                                                                                                              Page
8.       GRANT OF SECURITY INTEREST; REMEDIES...................................................................67

         SECTION 8.1.          Security Interests...............................................................67

         SECTION 8.2.          Use of Collateral................................................................67

         SECTION 8.3.          Transaction Parties to Hold in Trust.............................................67

         SECTION 8.4.          Collections, etc.................................................................67

         SECTION 8.5.          Possession, Sale of Collateral, etc..............................................68

         SECTION 8.6.          Application of Proceeds on Default...............................................69

         SECTION 8.7.          Power of Attorney................................................................69

         SECTION 8.8.          Financing Statements, Direct Payment, Confirmation of Receivables................70

         SECTION 8.9.          Termination......................................................................70

         SECTION 8.10.         Remedies Not Exclusive...........................................................70

         SECTION 8.11.         Release of Collateral............................................................70

         SECTION 8.12.         Continuation and Reinstatement...................................................70

         SECTION 8.13.         Regulatory Approvals.............................................................71

9.       GUARANTY...............................................................................................71

         SECTION 9.1.          Guaranty.........................................................................71

         SECTION 9.2.          No Impairment of Guaranty, etc...................................................73

         SECTION 9.3.          Continuation and Reinstatement, etc..............................................73

         SECTION 9.4.          Limitation on Guaranteed Amount etc..............................................74

10.      PLEDGE.................................................................................................74

         SECTION 10.1.         Pledge...........................................................................74

         SECTION 10.2.         Covenant.........................................................................74

         SECTION 10.3.         Registration in Nominee Name; Denominations......................................74

         SECTION 10.4.         Voting Rights; Dividends; etc....................................................75

         SECTION 10.5.         Remedies Upon Default............................................................75

         SECTION 10.6.         Application of Proceeds of Sale and Cash.........................................77

         SECTION 10.7.         Securities Act, etc..............................................................77

         SECTION 10.8.         Continuation and Reinstatement...................................................78

         SECTION 10.9.         Asset Sales......................................................................78

                                Table of Contents
                                  (continued)
                                                                                                              Page
         SECTION 10.10.        Termination......................................................................78

11.      CASH COLLATERAL ACCOUNT................................................................................78

         SECTION 11.1.         Cash Collateral Account..........................................................78

         SECTION 11.2.         Investment of Funds..............................................................79

         SECTION 11.3.         Grant of Security Interest.......................................................79

         SECTION 11.4.         Remedies.........................................................................79

12.      THE ADMINISTRATIVE AGENT...............................................................................80

         SECTION 12.1.         Administration by Administrative Agent...........................................80

         SECTION 12.2.         Payments.........................................................................80

         SECTION 12.3.         Sharing of Setoffs and Cash Collateral...........................................81

         SECTION 12.4.         Notice to the Lenders............................................................81

         SECTION 12.5.         Liability of Administrative Agent and Issuing Bank...............................81

         SECTION 12.6.         Reimbursement and Indemnification................................................82

         SECTION 12.7.         Rights of Administrative Agent...................................................83

         SECTION 12.8.         Independent Investigation by Lenders.............................................83

         SECTION 12.9.         Agreement of Required Lenders....................................................83

         SECTION 12.10.        Notice of Transfer...............................................................83

         SECTION 12.11.        Successor Administrative Agent...................................................84

         SECTION 12.12.        Duties and Obligations of Agents.................................................84

13.      MISCELLANEOUS..........................................................................................84

         SECTION 13.1.         Notices..........................................................................84

         SECTION 13.2.         Survival of Agreement, Representations and Warranties, etc.......................85

         SECTION 13.3.         Successors and Assigns; Syndications; Loan Sales; Participations.................85

         SECTION 13.4.         Expenses; Documentary Taxes......................................................88

         SECTION 13.5.         Indemnification of the Agents, the Lenders and the Issuing Bank..................89

         SECTION 13.6.         CHOICE OF LAW....................................................................90

         SECTION 13.7.         WAIVER OF JURY TRIAL.............................................................90

         SECTION 13.8.         No Waiver........................................................................91

         SECTION 13.9.         Extension of Payment Date........................................................91

                                Table of Contents
                                  (continued)
                                                                                                              Page
         SECTION 13.10.        Amendments, etc..................................................................91

         SECTION 13.11.        Severability.....................................................................92

         SECTION 13.12.        SERVICE OF PROCESS...............................................................92

         SECTION 13.13.        Headings.........................................................................93

         SECTION 13.14.        Execution in Counterparts........................................................93

         SECTION 13.15.        Subordination of Intercompany Indebtedness, Receivables and Advances.............93

         SECTION 13.16.        Confidentiality..................................................................93

         SECTION 13.17.        Entire Agreement.................................................................94

Schedules

1        Schedule of Commitments
3.1      Organizational Information
3.3      Required Consents
3.5      Litigation
3.7(a)   Authorizations
3.7(b)   Location of Collateral
3.8      Existing Indebtedness, Contingent Liabilities and Liens
3.11     Environmental Liabilities
3.13     Investments
3.16     Filing Offices
3.17     Material Agreements
3.18     Bank Accounts


Exhibits

A-1      Form of Revolving Note
A-2      Form of Term Note
A-3      Form of Swingline Note
B-1 Form of Opinion of Sherman & Howard L.L.C., counsel to the Borrower, the General Partners and the other Transaction Parties
B-2      Form of Opinion of Mark R. Moderow, corporate counsel of GCI
B-3 Form of Opinion of Hartig Rhodes Hoge & Lekisch, P.C., Alaska counsel to the Borrower and the other Transaction Parties
B-4 Form of Opinion of Drinker, Biddle & Reath LLP, FCC counsel to the Borrower and GCI
C        Form of Assignment and Acceptance
D        Form of Borrowing Certificate
E        Form of Compliance Certificate
F        Form of Confidentiality Letter
G        Form of Instrument of Assumption and Joinder
H        Form of Amendment to Deed of Trust
I        Form of Account Control Agreement

                  CREDIT, GUARANTY, SECURITY AND PLEDGE AGREEMENT dated as of October 31, 2002 (as amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), among (i) GCI HOLDINGS, INC., an Alaska corporation (the "Borrower"), (ii) the Guarantors referred to herein, (iii) the Lenders referred to herein, (iv) GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent, co-arranger and book-runner, (v) CIT LENDING SERVICES CORPORATION, as syndication agent and (vi) CREDIT LYONNAIS NEW YORK BRANCH, as administrative agent for the Lenders, co-bookrunner and co-arranger.


                             INTRODUCTORY STATEMENT

                  All terms not otherwise defined above or in this Introductory Statement are as defined in Article 1 hereof or as defined elsewhere herein.

                  The Borrower has requested that the Lenders provide a revolving credit facility in the amount of $50,000,000 and term loan facility in the amount of $175,000,000 which will be used (i) to refinance all of the outstanding indebtedness of the Borrower and certain Affiliates under the Existing Credit Agreements (defined herein), (ii) to finance the payment of certain fees and expenses of the Borrower related hereto and (iii) for general corporate purposes (including Capital Expenditures).

                  To provide assurance for the repayment of the Loans and all other Obligations of the Borrower hereunder, the Borrower and the other Transaction Parties will, among other things, provide or cause to be provided to the Administrative Agent, for the benefit of the Lenders, the following (each as more fully described herein):

                  (i) a first priority security interest from each of the Transaction Parties in the Collateral pursuant to
                        Article 8 hereof;

                  (ii) a guarantee of the Obligations by each of the Guarantors pursuant to Article 9 hereof;

                  (iii) a first priority pledge by GCII of all of the issued and outstanding shares of the capital stock of the Borrower; and

                  (iv) a first priority pledge by each of the Pledgors of all of the issued and outstanding shares of capital stock, partnership interests and other equity interests of each of the Restricted Subsidiaries owned by such Pledgors pursuant to Article 10 hereof.

                  Subject to the terms and conditions set forth herein, the Administrative Agent is willing to act as agent for the Lenders and each Lender is willing to make Loans to the Borrower in an aggregate amount not in excess of its Revolving Commitment or Term Loan Commitment (as applicable) set forth on the Schedule of Commitments.

                  Accordingly, the parties hereto hereby agree as follows:

1.       DEFINITIONS

                  For the purposes hereof unless the context otherwise requires, all Section references herein shall be deemed to correspond with Sections herein, the following terms shall have the meanings indicated, all accounting terms not otherwise defined herein shall have the respective meanings accorded to them under GAAP and all terms defined in the UCC and not otherwise defined herein shall have the respective meanings accorded to them therein. Unless the context otherwise requires, any of the following terms may be used in the singular or the plural, depending on the reference:

                  "Account Control Agreement" shall mean an account control agreement substantially in the form of Exhibit I hereto or in a form reasonably acceptable to the Administrative Agent, as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time.

                  "Administrative Agent" shall mean Credit Lyonnais New York Branch, in its capacity as Administrative Agent for the Lenders hereunder, or such successor Administrative Agent as may be appointed pursuant to Section
12.11 of this Credit Agreement.

                  "Affiliate" shall mean any Person which, directly or indirectly, is in control of, is controlled by or is under common control with, another Person. For purposes of this definition, a Person shall be deemed to be "controlled by" another Person if such latter Person possesses, directly or indirectly, power either to direct or cause the direction of the management and policies of such controlled Person whether by contract or otherwise.

                  "Affiliated Group" shall mean a group of Persons, each of which is an Affiliate of at least one other Person in the group.

                  "Agents" shall mean, collectively, the Administrative Agent, the Syndication Agent and the Documentation Agent.

                  "Alternate Base Rate" shall mean, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Rate in effect for such day plus 1/2 of 1%. For purposes hereof, "Prime Rate" shall mean the rate of interest per annum established from time to time by the Administrative Agent as its prime rate, which rate may not be the lowest rate of interest charged by the Administrative Agent to its customers. "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the next 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, on such day, as published on the next succeeding Business Day by the Federal Reserve Bank of New York; provided, that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions as determined by the Administrative Agent. If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Rate for any reason, including (without limitation) the inability or failure of the Administrative Agent to obtain quotations in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

                  "Alternate Base Rate Loan" shall mean a Loan based on the Alternate Base Rate in accordance with the provisions of Article 2 hereof.

                  "Annualized Operating Cash Flow" means, as of any date of determination, the product of two times EBITDA for the two most recently ended fiscal quarters for which financial statements have been provided to the Administrative Agent pursuant to Section 5.5.

                  "Applicable Law" shall mean all provisions of statutes, rules, regulations and orders of the United States or foreign governmental bodies or regulatory agencies applicable to the Person in question, and all orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party.

                  "Applicable Margin" shall mean (i) in the case of Alternate Base Rate Loans, 4.50% per annum and (ii) in the case of Eurodollar Loans, 6.50% per annum.

                   "Asset Sale" means any sale, disposition, liquidation, conveyance or transfer by the Borrower or any Restricted Subsidiary of any Property (or portion thereof) or an interest (other than Permitted Dispositions and Permitted Encumbrances or a Lien granted to the Administrative Agent on behalf of the Lenders) therein.

                  "Assignment and Acceptance" shall mean an agreement in the form of Exhibit C hereto, executed by the assignor, assignee and any other parties as contemplated thereby.

                  "Auditor" means KPMG Peat Marwick, L.L.P., or other independent certified public accountants selected by the Borrower and acceptable to Administrative Agent.

                  "AUSP" means Alaska United Fiber System Partnership, an Alaska general partnership and Restricted Subsidiary, which is a wholly owned indirect Subsidiary of the Borrower.

                  "AUSP Credit Agreement" means the Credit and Security Agreement dated as of January 27, 1998 among AUSP, the lenders referred to therein, Credit Lyonnais as administrative agent, Bank of America, N.A. as syndication agent, and TD Securities (USA), Inc. as documentation agent, as the same has been amended from time to time as of the Closing Date.

                  "Authorizations" means all filings, recordings and registrations with, and all validations or exemptions, approvals, orders, authorizations, consents, licenses, certificates and permits from, the FCC, applicable public utilities and other federal, state and local regulatory or governmental bodies and authorities or any subdivision thereof, including, without limitation, FCC Licenses.

                  "Authorized Officer" shall mean, with respect to the Borrower, the President, any Vice President, the Treasurer or the Secretary.

                  "B of A Credit Agreements" shall mean collectively, (i) that certain $200,000,000 Amended and Restated Credit Agreement and (ii) that certain $50,000,000 Amended and Restated Credit Agreement, each dated as of November 14, 1997 and each among the Borrower, the lenders referred to therein, Bank of America, N.A. (formerly known as NationsBank of Texas, N.A.), as Administrative Agent, Credit Lyonnais, as Documentation Agent and TD Securities (USA), Inc., in its individual capacity, as Syndication Agent, as each such agreement has been amended from time to time as of the Closing Date.

                  "Board" shall mean the Board of Governors of the Federal Reserve System of the United States of America.

                   "Borrowing" shall mean (i) a group of Loans of a single interest rate type made by the Lenders on a single date and as to which a single Interest Period is in effect or (ii) a Swingline Loan.

                  "Borrowing Certificate" shall mean a borrowing certificate, substantially in the form of Exhibit D hereto, to be delivered by the Borrower to the Administrative Agent in connection with each Borrowing.

                  "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks are required or permitted to close in the State of New York; provided, however, that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in Dollar deposits on the London Interbank Market.

                  "Capital Expenditures" means the aggregate amount of all purchases or acquisitions of items considered to be capital items under GAAP, and in any event shall include the aggregate amount of items leased or acquired under Capital Leases at the cost of the item, and the acquisition of realty, tools, equipment, and fixed assets, and any deferred costs associated with any of the foregoing.

                  "Capital Lease" shall mean, with respect to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

                  "Capital Stock" means, as to any Person, the equity interests in such Person, including, without limitation, the shares of each class of capital stock of any Person that is a corporation and each class of partnership interests (including without limitation, general, limited and preference units) in any Person that is a partnership.

                  "Cash Collateral Account" shall have the meaning given such term in Section 11.1 hereof.

                  "Cash Equivalents" shall mean (i) marketable securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (ii) Dollar denominated time deposits, demand deposits, certificates of deposit, acceptances, prime commercial paper or repurchase obligations for underlying securities of the types described in clause (i), in each case, entered into with a Lender or a commercial bank having a short-term deposit rating of at least A-2 or the equivalent thereof by Standard & Poor's or at least P-2 or the equivalent thereof by Moody's Investors Service, Inc. and having a maturity of not more than twelve months from the date of acquisition, or (iii) Dollar denominated commercial paper with a rating of A-1 or A-2 or the equivalent thereof by Standard & Poor's or P-1 or P-2 or the equivalent thereof by Moody's Investors Service, Inc. and maturing within twelve months after the date of acquisition.

                  "Change of Control" shall mean (i) any Person, Affiliated Group or group (such term being used as defined in the Securities Exchange Act of 1934, as amended), acquiring ownership or control of in excess of 35% of the Capital Stock having voting power to vote in the election of the Board of Directors of the Borrower either on a fully diluted basis or based solely on the voting stock then outstanding, (ii) if at any time, individuals who at the date hereof constituted the Board of Directors of the Borrower (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Borrower, as the case may be, was approved by a vote of the majority of the directors then still in office who were either directors at the date hereof or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office, (iii) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Borrower to any Person or
(iv) the adoption of a plan relating to the liquidation or dissolution of the Borrower.

                  "Closing Date" shall mean the earliest date on which all conditions precedent to the making of the initial Loan as set forth in Section
4.1 hereof have been satisfied or waived by all the Lenders.

                  "Code" shall mean the Internal Revenue Code of 1986 and the rules and regulations issued thereunder, as heretofore amended, as codified at 26 U.S.C.ss.1 et seq. or any successor provision thereto.

                  "Collateral" shall mean, with respect to each Transaction Party, all of such Transaction Party's right, title and interest in and to real and personal property, tangible and intangible, wherever located or situated and whether now owned, presently existing or hereafter acquired or created, including but not limited to, goods, accounts, intercompany obligations, partnership and joint venture interests, contract rights, documents, instruments, chattel paper, general intangibles, investment property, goodwill, equipment, machinery (including, without limitation, any spare parts), inventory, copyrights, trademarks, trade names, patents, insurance proceeds, FCC Licenses, cash and bank accounts (including, without limitation, any funds on deposit in any such bank account at any time) and any proceeds or products of any of the foregoing or income from any of the foregoing in any form, including, without limitation, any claims against third parties for loss or damage to or destruction of any or all of the foregoing, provided that Collateral shall not include property which pursuant to its terms or the terms of any contract, lease or license related thereto or under Applicable Law may not be pledged or assigned, to the extent such prohibition on pledge or assignment is enforceable.

                  "Commitment Fees" shall have the meaning given such term in
Section 2.6 hereof.

                  "Commitments" shall mean, collectively, the Revolving Commitments and the Term Loan Commitments.

                  "Compliance Certificate" means a certificate of an Authorized Officer of the Borrower acceptable to Administrative Agent, in the form of Exhibit E hereto, (a) certifying that such individual has no knowledge that a Default or Event of Default has occurred and is continuing, or if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action being taken or proposed to be taken with respect thereto, and (b) setting forth detailed calculations with respect to each of the covenants described in Sections 6.11, 6.12, 6.13 and 6.14 hereof.

                  "Contingent Liability" means, as to any Person, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or obligation of any other Person in any manner, whether directly or indirectly, including without limitation any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase Property or services for the purpose of assuring the owner of such Indebtedness of its payment, or (c) to maintain the solvency, working capital, equity, cash flow, fixed charge or other coverage ratio, or any other financial condition of the primary obligor so as to enable the primary obligor to pay any Indebtedness or to comply with any agreement relating to any Indebtedness or obligation, and shall, in any event, include any contingent obligation under any letter of credit, application for any letter of credit or other related documentation.

                  "Credit Exposure" shall mean, without duplication, with respect to any Lender, the sum of (A) such Lender's aggregate outstanding Loans plus the current L/C Exposure hereunder and (B) the amount, if any, by which the sum of such Lender's Revolving Commitment exceeds the amount of its outstanding Revolving Loans, participations in Letters of Credit and Swingline Loans hereunder.

                  "Credit Lyonnais" shall mean Credit Lyonnais New York Branch, in its individual capacity.

                  "Deeds of Trust" shall mean (i) that certain Deed of Trust and Assignment dated as of January 27, 1998 among AUSP as Grantor, TransAlaska Summit Title Insurance Agency of Alaska L.L.C. as Trustee and the Administrative Agent as Beneficiary, which Deed of Trust and Assignment has been recorded in various recording districts in the State of Alaska, as such Deed of Trust and Assignment may be amended, supplemented or otherwise modified, renewed or replaced from time to time and (ii) those certain Deeds of Trust and Assignment dated as of January 27, 1998 among AUSP as Grantor, First American Title Insurance Company as Trustee and the Administrative Agent which Deeds of Trust and Assignment have been recorded in the office of the Snohomish County Auditor and the King County Records and Election Office in the State of Washington, as such Deed of Trust and Assignment may be amended, supplemented or otherwise modified, renewed or replaced from time to time.

                  "Debtor Relief Laws" means applicable bankruptcy, reorganization, moratorium, or similar Applicable Laws, or principles of equity affecting the enforcement of creditors' rights generally.

                  "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Derivative Contract" means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and
(b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., or any similar or successor organization.

                  "Disqualified Debt" shall mean, collectively, (i) any indebtedness permitted under Section 6.1(e) and (ii) any indebtedness of GCI or GCII (including, without limitation, the Senior Notes).

                  "Distribution" means, as to any Person, (a) any declaration or payment of any distribution or dividend (other than a stock dividend) on, or the making of any pro rata distribution, loan, advance, or investment to or in any holder (in its capacity as a partner, shareholder or other equity holder) of, any partnership interest or shares of capital stock or other equity interest of such Person, or (b) any purchase, redemption, or other acquisition or retirement for value of any shares of partnership interest or capital stock or other equity interest of such Person.

                  "Documentation Agent" shall mean General Electric Capital Corporation, a New York corporation, in its capacity as documentation agent, co-arranger and co-bookrunner hereunder.

                  "Dollars" and "$" shall mean lawful money of the United States of America.

                  "EBITDA" means, for any applicable period, determined in accordance with GAAP, the consolidated net income (loss) of the Borrower, the Restricted Subsidiaries, GCI Transport and Satco, for such period taken as a single accounting period (adjusted, in each case, for extraordinary gains and losses and the impact of any provision for, or reversal of, up to $13,000,000 of certain Worldcom accounts receivable), plus the sum of the following amounts for such period to the extent included in the determination of such consolidated net income:

(a) depreciation expense, plus (b) amortization expense and other non-cash charges reducing income, plus (c) interest expense, plus (d) cash income tax expense for the Borrower, Restricted Subsidiaries, GCI Transport and Satco, plus
(e) deferred income Taxes for the Borrower, Restricted Subsidiaries, GCI Transport and Satco, minus (f) proceeds from one-time fiber sales (including IRUs and long term leases which do not provide for periodic payments to be made at least semi-annually during the term of such transaction in proportion to the availability of capacity) which are received in a lump sum, provided, the calculation is made after giving effect to acquisitions and dispositions of assets of the Borrower or any Restricted Subsidiary during such period as if such transactions had occurred on the first day of such period.

                  "Environmental Laws" shall mean any and all federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Governmental Authority regulating, relating to or imposing liability or standards of conduct concerning any Hazardous Material or environmental protection or health and safety, as now or may at any time hereafter be in effect, including without limitation, the Clean Water Act also known as the Federal Water Pollution Control Act, 33 U.S.C.ss.1251 et seq., the Clean Air Act, 42 U.S.C.ss.ss.7401 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. ss.ss.136 et seq., the Surface Mining Control and Reclamation Act, 30 U.S.C.ss.ss.1201 et seq., the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.ss.9601 et seq., the Superfund Amendments and Reauthorization Act of 1986, Public Law 99-499, 100 Stat. 1613, the Emergency Planning and Community Right to Know Act, 42 U.S.C.ss.11001 et seq., the Resource Conservation and Recovery Act, 42 U.S.C.ss. 6901 et seq., the Occupational Safety and Health Act as amended, 29 U.S.C.ss.655 andss.657, together, in each case, with any amendment thereto, and the regulations adopted pursuant thereto.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as heretofore and hereafter amended, as codified at 29 U.S.C. ss. 1001 et seq. and applicable regulations promulgated thereunder or any successor provision thereto.

                  "ERISA Affiliate" shall mean each Person (as defined in Section 3(a) of ERISA) which is treated as a single employer with any Transaction Party under Section 414(b), (c), (m) or (o) of the Code.

                  "Eurodollar Loan" shall mean a Loan based on the LIBO Rate in accordance with the provisions of Article 2 hereof.

                  "Event of Default" shall have the meaning given such term in
Article 7 hereof.

                  "Excess Cash Flow" shall mean, for any period for which it is to be determined, the amount by which EBITDA for such period exceeds Fixed Charges during such period.

                  "Existing Credit Agreements" shall mean, collectively, the AUSP Credit Agreement and the B of A Credit Agreements.

                  "FCC" shall mean the Federal Communications Commission or any Governmental Authority which succeeds to the powers and functions thereof.

                  "FCC Licenses" shall mean (i) any community antenna relay service, broadcast auxiliary license, earth station registration, business radio, microwave or special safety radio service license issued by the FCC pursuant to the Communications Act of 1934, as amended, and (ii) any other license or permit issued by the FCC from time to time necessary or advisable for the operation of GCII's, the Borrower's or any of their Restricted Subsidiaries' respective business.

                  "Fee Letter" shall mean that certain amended and restated letter agreement dated as of October 31, 2002 between the Borrower, GCI and the Administrative Agent relating to the payment of certain fees.

                  "Fiber Hold" shall mean Fiber Hold Co., Inc., an Alaska corporation.

                  "Final Maturity Date" shall mean the date which is the second anniversary of the Closing Date.

                  "Fixed Charges" means, for any period for which it is to be determined, the sum of (a) cash Total Interest Expense paid or accrued, plus (b) scheduled principal on payments of Indebtedness of GCII, the Borrower, any Restricted Subsidiary, GCI Transport or Satco (whether by installment or as a result of a scheduled reduction in a revolving commitment, or otherwise), plus
(c) cash taxes paid or accrued for GCII, the Borrower, its Restricted Subsidiaries, GCI Transport and Satco, plus (d) all Restricted Payments, plus
(e) up to $25,000,000 per rolling four quarter period of Capital Expenditures (other than Permitted New Fiber Cap Ex) made by any of GCII, Borrower, its Restricted Subsidiaries, GCI Transport and Satco.

                  "Fundamental Documents" shall mean this Credit Agreement, the Notes, the Deeds of Trust, any Account Control Agreement, UCC-1 Financing Statements and any other ancillary documentation which is required to be, or is otherwise, executed by any of the Transaction Parties and delivered to the Administrative Agent in connection with this Credit Agreement or any other Fundamental Document.

                  "Funded Indebtedness" means, without duplication, with respect to any Person, all (a) Indebtedness having a final maturity (or extendable at the option of the obligor for a period ending) more than one year after the date of creation thereof, notwithstanding the fact that payments are required to be made less than one year after such date, (b) Capital Lease obligations (without duplication), (c) reimbursement obligations relating to letters of credit (without duplication), (d) Contingent Liabilities relating to any of the foregoing (without duplication), (e) Withdrawal Liability, (f) payments due under Non-Compete Agreements, and (g) payments due for the deferred purchase price of property and services (including, without limitation, IRUs, but excluding trade payables that are less than 120 days old and any thereof that are being contested in good faith).

                  "GAAP" shall mean generally accepted accounting principles in the United States of America consistently applied (except for accounting changes in response to FASB releases, or other authoritative pronouncements).

                  "GCI" shall mean General Communication, Inc., an Alaska corporation, and immediate parent and holder of 100% of the Capital Stock of GCII.

                  "GCI Cable" shall mean GCI Cable, Inc., an Alaska corporation.

                  "GCI Communication" shall mean GCI Communication Corp., an Alaska corporation.

                  "GCI Fiber" shall mean GCI Fiber Co., Inc., an Alaska corporation.

                  "GCI Transport" shall mean GCI Transport Co., Inc., an Alaska corporation.

                  "GCII" means GCI, Inc., an Alaska corporation, and immediate parent and holder of 100% of the Capital Stock of the Borrower.

                  "General Partner" shall mean GCI Fiber and/or Fiber Hold.

                  "Governmental Authority" shall mean any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any court, in each case whether of the United States or a foreign jurisdiction.

                  "Guarantors" means GCII and each Restricted Subsidiary and each other Person from time to time guaranteeing payment of the Obligations to the Administrative Agent and Lenders.

                  "Guaranty" of a Person means any agreement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes liable upon, the obligation of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor or such other Person against loss, including, without limitation, any agreement which assures any creditor or such other Person payment or performance of any obligation, or any take-or-pay contract and shall include without limitation, the contingent liability of such Person in connection with any application for a letter of credit (without duplication of any amount already included in its Indebtedness).

                  "Hazardous Materials" shall mean any flammable materials, explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or similar materials defined in any Environmental Law.

                  "Indebtedness" shall mean (without double counting), at any time and with respect to any Person, (i) indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of property or services purchased (other than amounts constituting trade payables payable within 120 days and arising in the ordinary course of business); (ii) obligations of such Person in respect of letters of credit, acceptance facilities, or drafts or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (iii) obligations of such Person under Capital Leases; (iv) deferred payment obligations of such Person resulting from the adjudication or settlement of any litigation to the extent not already reflected as a current liability on the balance sheet of such Person and (v) Indebtedness of others of the type described in clauses (i), (ii), (iii) and (iv) hereof which such Person has (a) directly or indirectly assumed or guaranteed in connection with a Guaranty or (b) secured by a Lien on the assets of such Person, whether or not such Person has assumed such indebtedness.

                  "Indenture" means the Indenture dated as of August 1, 1997, between GCII and The Bank of New York, as Trustee, providing for the Senior Notes, as the same may be amended, restated or otherwise modified, renewed or replaced pursuant to the terms hereof and thereof.

                  "Initial Date" shall mean (i) in the case of the Administrative Agent, the date hereof, (ii) in the case of each Lender which is an original party to this Credit Agreement, the date hereof and (iii) in the case of any other Lender, the effective date of the Assignment and Acceptance pursuant to which it became a Lender.

                  "Instrument of Assumption and Joinder" shall mean an instrument of assumption and joinder duly executed by the applicable Subsidiary party thereto and substantially in the form of Exhibit G hereto.

                  "Insufficiency" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities within the meaning of Section 4001(a) (18) of ERISA.

                  "Insurance Proceeds Account" shall have the meaning given to such term in Section 5.2(f) hereof.

                  "Interest Coverage Ratio" means as of any date of determination, the ratio of (a) Annualized Operating Cash Flow to (b) Total Interest Expense for the most recently completed four fiscal quarters.

                  "Interest Deficit" shall have the meaning given such term in
Section 2.16.

                  "Interest Payment Date" shall mean (i) as to any Eurodollar Loan having an Interest Period of one, two or three months, the last day of such Interest Period, (ii) as to any Eurodollar Loan having an Interest Period of more than three months, the last day of such Interest Period and, in addition, each date during such Interest Period that would be the last day of an Interest Period commencing on the same day as the first day of such Interest Period but having a duration of three months or any integral multiple thereof and (iii) with respect to Alternate Base Rate Loans (other than a Swingline Loan), the last Business Day of each March, June, September and December (commencing the last Business Day of December 2002) and (iv) with respect to any Swingline Loan, the day that such Loan is required to be repaid.

                  "Interest Period" shall mean as to any Eurodollar Loan, the period commencing on the date of such Loan or the last day of the preceding Interest Period and ending on the numerically corresponding day (or if there is no corresponding day, the last day) in the calendar month that is one, two, three or six months thereafter as the Borrower may elect; provided, however, that (i) if any Interest Period would end on a day which shall not be a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless such next succeeding Business Day would fall in the next calendar month, in which case, such Interest Period shall end on the next preceding Business Day and (ii) no Interest Period may be selected which would end later than the Final Maturity Date.

                  "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, synthetic caps, collars and floors or other financial agreement or arrangement designed to protect the Borrower against fluctuations in interest rates.

                  "Investment" shall mean any stock, evidence of indebtedness or other securities of any Person, any loan, advance, contribution of capital, extension of credit or commitment therefor, including without limitation the guarantee of loans or obligations of others, and any purchase of (i) any securities of another Person or (ii) any business or undertaking of any Person or any commitment or option to make any such purchase.

                  "IRU" shall mean any agreement whereby a Transaction Party acquires the exclusive and irrevocable right to use conduit, dark fiber, lit fiber (including associated electronic and/or optical components) or other telecommunications network facilities, owned by another Person for such Transaction Party's own network use, but not the right to physical possession and control of such facilities, and without regard to whether such agreement should be characterized as a lease or as a conveyance of an ownership interest.

                  "Issuing Bank" means Credit Lyonnais New York Branch, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as may be appointed pursuant to Section 2.18(h) hereto.

                  "L/C Exposure" shall mean, at any time, the amount expressed in Dollars of the aggregate face amount of all drafts which may then or thereafter be presented by beneficiaries under all Letters of Credit then outstanding plus (without duplication), the face amount of all drafts which have been presented or accepted under all Letters of Credit but have not yet been paid or have been paid but not reimbursed, whether directly or from the proceeds of a Loan hereunder.

                  "Lender" and "Lenders" shall mean the financial institutions whose names appear at the foot hereof as lenders and any assignee of a Lender pursuant to Section 13.3(b). Unless the context otherwise requires, the term "Lenders" includes the Swingline Lender.

                  "Lending Office" shall mean, with respect to any Lender, the branch or branches (or affiliate or affiliates) from which such Lender's Eurodollar Loans or Alternate Base Rate Loans, as the case may be, are made or maintained and for the account of which all payments of principal of, and interest on, such Lender's Eurodollar Loans or Alternate Base Rate Loans are made, as notified to the Administrative Agent from time to time.

                  "Letter of Credit" means any Letter of Credit issued pursuant to this Credit Agreement.

                  "LIBO Rate" shall mean, with respect to the Interest Period for a Eurodollar Loan, an interest rate per annum equal to the quotient (rounded upwards to the next 1/100 of 1%) of (A) the average of the rates at which Dollar deposits approximately equal in principal amount to the Administrative Agent's portion of such Eurodollar Loan and for a maturity equal to the applicable Interest Period are offered to the Lending Office of the Administrative Agent in immediately available funds in the London Interbank Market for Eurodollars at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period divided by (B) one minus the applicable statutory reserve requirements of the Administrative Agent, expressed as a decimal (including without duplication or limitation, basic, supplemental, marginal and emergency reserves), from time to time in effect under Regulation D or similar regulations of the Board. It is agreed that for purposes of this definition, Eurodollar Loans made hereunder shall be deemed to constitute Eurocurrency Liabilities as defined in Regulation D and to be subject to the reserve requirements of Regulation D.

                  "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien, easement or charge of any kind whatsoever (including any conditional sale or other title retention agreement, any lease in the nature thereof or the agreement to grant a security interest at a future date).

                  "Litigation" means any proceeding, claim, lawsuit, arbitration, and/or investigation conducted or threatened by or before any Governmental Authority, including without limitation proceedings, claims, lawsuits, and/or investigations under or pursuant to any environmental, occupational, safety and health, antitrust, unfair competition, securities, Tax, or other Applicable Law, or under or pursuant to any contract, agreement, or other instrument.

                  "Loans" shall mean the Revolving Loans, the Swingline Loans and the Term Loan.

                  "Margin Stock" shall be as defined in Regulation U of the Board.

                  "Material Adverse Effect" shall mean any event or condition that (a) has a material adverse effect on the business, assets, properties, operations, condition (financial or otherwise) or prospects of the Borrower, (b) materially impairs the ability of the Borrower or any other Transaction Party to perform any of their respective obligations under any Fundamental Document to which it is or will be a party or (c) materially and adversely affects the Lien granted to the Administrative Agent for the benefit of the Lenders and the Issuing Bank under any Fundamental Document or materially impairs the validity or enforceability of, or materially impairs the rights or remedies available to the Lenders and the Issuing Bank under, any Fundamental Document; provided, however, that any event or condition will be deemed to have a "Material Adverse Effect", if such event or condition when taken together with all other events or conditions occurring or in existence at such time (including all other events and conditions which, but for the fact that any representation or warranty contained herein is subject to a "Material Adverse Effect" exception, would cause such representation or warranty to be untrue) would result in a "Material Adverse Effect", even though, individually, such event or condition would not do so.

                  "Material Agreement" shall mean each of those agreements listed on Schedule 3.17 attached hereto.

                  "Maximum Amount" means the maximum amount of interest which, under Applicable Law, Administrative Agent, the Issuing Bank or any Lender is permitted to charge on the Obligations.

                  "Multiemployer Plan" means a plan described in Section 4001(a)(3) of ERISA, to which any Transaction Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

                  "Net Cash Proceeds" means the gross cash proceeds received by the Borrower or any Restricted Subsidiary in connection with or as a result of any Asset Sale (including, without limitation, as applicable, all cash proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received), minus (so long as each of the following are estimated in good faith by the Vice President
- Chief Financial Officer of the Borrower or such Restricted Subsidiary and certified to the Lenders in reasonable detail by an Authorized Officer) (a) amounts paid or reasonably reserved in good faith, if any, for taxes payable with respect to such Asset Sale in an amount equal to the tax liability of the Borrower or any Affiliate of the Borrower in respect of such sale (taking into account all other tax benefits of each of the parties) and (b) reasonable and customary transaction costs payable by the Borrower or any Restricted Subsidiary related to such sale.

                  "Non-Compete Agreement" means any agreement or related set of agreements under which the Borrower or any Restricted Subsidiary agrees to pay money in one or more installments to one or more Persons in exchange for agreements from such Persons to refrain from competing with the Borrower or such Restricted Subsidiary in a certain line of business in a specific geographical area for a certain time period, or pursuant to which any Person agrees to limit or restrict its right to engage, directly or indirectly, in the same or similar industry for any period of time for any geographic location.

                  "Notes" shall mean the Revolving Notes, the Term Notes and the Swingline Note.

                  "Obligations" shall mean the obligation of the Borrower to make due and punctual payment of principal of and interest on the Loans, the Commitment Fees, any reimbursement obligations in respect of Letters of Credit and all other monetary obligations of the Borrower owed to the Administrative Agent or any Lender under this Credit Agreement, the Notes, any other Fundamental Document or the Fee Letter and all amounts payable by the Borrower to any Lender under any Interest Rate Protection Agreement as to which the Administrative Agent shall have received written notice thereof within 10 Business Days after execution of such Interest Rate Protection Agreement.

                  "Partnership Agreement" shall mean the Partnership Agreement of AUSP dated as of July 29, 1997 by and between GCI Fiber and Fiber Hold, as such agreement may be amended from time to time.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor thereto.

                   "Permitted Dispositions" shall have the meaning given to such term in Section 6.4 hereof.

                  "Permitted Encumbrances" shall mean the following Liens:

         (a) deposits under worker's compensation, unemployment insurance, old-age pensions and other social security laws or to secure statutory obligations or surety or appeal bonds or performance or other similar bonds incurred in the ordinary course of business;

         (b) Liens for Taxes, assessments or other governmental charges or levies which are not yet due and payable or the validity or amount of which is currently being contested in good faith by appropriate proceedings pursuant to the terms of Section 5.8 hereof and as to which foreclosure or other enforcement proceedings shall not have been commenced (unless fully bonded or effectively stayed);

         (c) Liens which secure outstanding trade payables in amounts not exceeding $4,000,000 in the aggregate and are incurred in the ordinary course of business with regard to goods provided or services rendered by common carriers, landlords, warehousemen, mechanics, and suppliers of materials and equipment;

         (d) Liens arising out of attachments, judgments or awards as to which an appeal or other appropriate proceedings for contest or review are timely commenced (and as to which foreclosure or other enforcement proceedings shall not have been commenced (unless fully bonded or otherwise effectively stayed)) and as to which appropriate reserves have been established in accordance with GAAP;

         (e) the Liens of the Administrative Agent for the benefit of the Lenders under this Credit Agreement or any other Fundamental Document;

         (f) existing Liens set forth on Schedule 3.8 hereto;

         (g) possessory Liens which (i) occur in the ordinary course of business, (ii) secure normal trade debt which is not yet due and payable and
(iii) do not secure Indebtedness for borrowed money;

         (h) Liens arising by virtue of any statutory or common law provision relating to banker's liens, rights of setoff or similar rights with respect to deposit accounts of the Borrower;

         (i) easements, rights of way, restrictions, minor defects or irregularities in title and other similar encumbrances on real property which do not materially detract from the value of the property subject thereof or the conduct of business of the Borrower; and

         (j) subordinated liens incurred pursuant to a fiber capacity facility described in Section 6.1(e) hereof.

                  "Permitted Investments" shall have the meaning given to such term in Section 6.9 hereof.

                  "Permitted New Fiber Cap Ex" shall mean up to $58,000,000 in expenditures for the construction or acquisition of submarine fiber capacity between Alaska and the lower forty-eight states, which expenditures shall be financed (i) in accordance with a subordinated credit facility under Section 6.1(e) hereof, (ii) from the proceeds of the sale or issuance by GCI or the

Borrower of additional Capital Stock or (iii) from the proceeds of a capital contribution from GCI.

                  "Person" shall mean any natural person, corporation, partnership, limited liability company, trust, Governmental Authority, joint venture, association, company, estate, unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan" shall mean an employee benefit plan within the meaning of Section 3(2) of ERISA, other than a Multiemployer Plan, maintained or contributed to by any Transaction Party, or any ERISA Affiliate, or otherwise pursuant to which any Transaction Party could have liability.

                  "Pledged Collateral" shall mean the Pledged Interests and any proceeds or products thereof or income therefrom, in any form, together with (i) all profits, dividends and distributions to which a Pledgor shall at any time be entitled in respect of its Pledged Interests; (ii) all other payments, if any, due or to become due to a Pledgor in respect of its Pledged Interests, whether as contractual obligations, damages, insurance proceeds, condemnation awards or otherwise; (iii) all of a Pledgor's claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under or arising out of the ownership of such Pledgor's Pledged Interests; (iv) all present and future claims, if any, of a Pledgor against the applicable entity in which such Pledgor owns its Pledged Interests or under or arising out of the applicable partnership or operating agreement, as applicable, for monies loaned or advanced, for services rendered or otherwise; (v) to the extent permitted by Applicable Law, all of a Pledgor's rights, if any, under the applicable partnership or operating agreement, as applicable, or at law, to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to its Pledged Interests, including, without limitation, any power to terminate, cancel or modify the applicable partnership or operating agreement, as applicable, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of its Pledged Interests and the entity in which such Pledgor owns its Pledged Interests, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce or collect any of the foregoing or any property of the applicable entity, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and (vi) to the extent not otherwise included, any and all proceeds (as defined in Section 9-102(a)(64) of the UCC) of any or all of the foregoing.

                  "Pledged Interests" means (a) a first perfected security interest in 100% of the Capital Stock of the Borrower; and (b) a first perfected security interest in 100% of the Capital Stock of each Restricted Subsidiary owned by a Transaction Party, now existing or hereafter formed or acquired.

                  "Pledgor" means a Transaction Party that owns any of the Pledged Interests.

                  "Prepayment Date" shall have the meaning given such term in
Section 2.10(f) hereof.

                  "Projections" shall mean the financial projections of the Borrower referred to in Section 3.4 hereof.

                  "Property" means all types of real, personal, tangible, intangible, or mixed property, whether owned in fee simple or leased.

                  "Reportable Event" shall mean any reportable event as defined in Section 4043(c) of ERISA, other than a reportable event as to which the 30-day notice period is waived under subsection .22, .23, .25, .27 or .28 of PBGC Regulation Section 4043.

                  "Required Lenders" shall mean the Lenders holding 51% or more of the aggregate Credit Exposure of all Lenders.

                  "Required Revolving Lenders" shall mean (i) the Lenders holding 51% of the unpaid principal amount, if any, of the Revolving Loans and L/C Exposure then outstanding or (ii) if no Revolving Loans and no Letters of Credit are then outstanding, the Lenders holding 51% or more of the total Revolving Commitment.

                  "Related Fund" shall mean, with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                  "Restricted Group" means the Borrower and the Restricted Subsidiaries.

                  "Restricted Payments" means (a) any direct or indirect distribution, Distribution or other payment on account of any general or limited partnership interest in (or the setting aside of funds for, or the establishment of a sinking fund or analogous fund with respect to), or shares of Capital Stock or other securities of, any Transaction Party; (b) any payments of principal of, or interest on, or fees related to, or any other payments and prepayments with respect to, or the establishment of, or any payment to, any sinking fund or analogous fund for the purpose of making any such payments on, Funded Indebtedness of any Transaction Party (excluding the Obligations); (c) any management, consulting or other similar fees, or any interest thereon, payable by any Transaction Party; (d) any administration fee or any administration, consulting or other similar fees, or any interest thereon, payable by any Transaction Party to any Affiliate of GCI or any Transaction Party (excluding the payment of compensation (including, amounts paid pursuant to employee benefit plans) in the ordinary course of business for the personal services of officers, directors and employees of the Borrower or any of its Subsidiaries, so long as the Board of Directors of GCI and the Borrower in good faith shall have approved the terms thereof and deemed the services therefore or thereafter to be performed for such compensation or fees to be fair consideration therefor); (e) any payments of any amounts owing under any Non-Compete Agreements; (f) fees, loans or other payments or advances by any Transaction Party to any Unrestricted Subsidiary or any other Affiliate of GCI or any Transaction Party, except to the extent such payments are permitted in accordance with the terms of Section 6.8 hereof and (g) payments under any Synthetic Purchase Agreement; provided, however, that Restricted Payments shall not include any of the foregoing items
(a) through (g) to the extent made to the Borrower or another Transaction Party.

                  "Restricted Subsidiaries" means each Subsidiary, now or hereafter created or acquired, of the Borrower, other than Unrestricted Subsidiaries, and "Restricted Subsidiary" means any one of them, as applicable in the context.

                  "Revolving Commitment" shall mean the commitment of each Lender to make Revolving Loans and/or Swingline Loans to the Borrower and participate in Letters of Credit from the Initial Date applicable to such Lender to but excluding the Revolving Commitment Termination Date up to an aggregate amount, at any one time, not in excess of the amount set forth (i) opposite the name of such Lender under the column entitled "Revolving Commitment" in the Schedule of Commitments, or (ii) in any applicable Assignment and Acceptance(s) to which it may be a party, as the case may be, as such amount may be reduced from time to time in accordance with the terms of this Credit Agreement.

                  "Revolving Commitment Termination Date" shall mean the earlier of the Final Maturity Date and the date on which the Revolving Commitments shall terminate in accordance with Section 2.7 or Article 7 hereof.

                  "Revolving Loans" shall mean the loans made hereunder in accordance with the provisions of Section 2.1(a), whether made as a Eurodollar Loan or an Alternate Base Rate Loan, as permitted hereby.

                  "Revolving Notes" shall have the meaning given such term in
Section 2.4(a) hereof.

                  "Rights" means rights, remedies, powers, and privileges.

                  "Satco" shall mean GCI Satellite Co., Inc.

                  "Schedule of Commitments" shall mean the schedule of the Commitments of the Lenders set forth in Schedule 1 hereto.

                  "Secured Parties" shall mean the Administrative Agent, the Lenders, the Issuing Bank and each of their respective successors and assigns.

                  "Senior Notes" means those certain $180,000,000 9-3/4% Senior Unsecured Notes due 2007 issued by GCII, pursuant to and in accordance with the Indenture.

                  "Senior Secured Indebtedness" means, without duplication, the sum of all secured Funded Indebtedness (including, without limitation, Capital Leases and IRU's) of the Borrower and the Restricted Subsidiaries other than Indebtedness incurred pursuant to Section 6.1(e), calculated on a consolidated basis in accordance with GAAP, including, without limitation, all Indebtedness under the Fundamental Documents.

                  "Senior Secured Leverage Ratio" means as of any date of determination, the ratio of (a) Senior Secured Indebtedness on such date of determination to (b) Annualized Operating Cash Flow.

                  "Single Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, other than a Multiple Employer Plan, that is maintained for employees of the Borrower or any ERISA Affiliate.

                  "Solvent" means, with respect to any Person, that on such date
(a) the fair value of the Property of such Person is greater than the total amount of liabilities, including without limitation Contingent Liabilities of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute an unreasonably small capital. For purposes of the foregoing, "debts" or "liabilities" shall not include amounts owed by any Restricted Subsidiary to the Borrower or to another Restricted Subsidiary.

                  "Subsidiary" shall mean with respect to any Person, any corporation, association, joint venture, partnership or other business entity (whether now existing or hereafter organized) of which at least a majority of the voting stock or other ownership interests having ordinary voting power for the election of directors (or the equivalent) is, at the time as of which any determination is being made, owned or controlled by such Person or one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person.

                  "Swingline Lender" means Credit Lyonnais, in its capacity as lender of Swingline Loans hereunder.

                  "Swingline Loan" means a Loan made pursuant to Section 2.17.

                  "Swingline Note" shall have the meaning given to such term in
Section 2.4(c).

                  "Syndication Agent" shall mean CIT Lending Services Corporation, in its capacity as Syndication Agent hereunder.

                  "Synthetic Purchase Agreement" shall mean any swap, derivative or other agreement or combination of agreements pursuant to which any Transaction Party is or may become obligated to make (i) any payment in connection with a purchase by any third party from a Person other than a Transaction Party or GCI of any Capital Stock in any Transaction Party or GCI or any Disqualified Debt (including, without limitation, the Senior Notes) or (ii) any payment (other than on account of a permitted purchase by it of any Capital Stock in any Transaction Party) the amount of which is determined by reference to the price or value at any time of any Capital Stock in any Transaction Party or any Disqualified Debt; provided, that no phantom stock or similar plan providing for payments only to current or former directors, officers or employees of a Transaction Party (or to their heirs or estates) shall be deemed to be a Synthetic Purchase Agreement.

                  "Taxes" means all taxes, assessments, imposts, fees or other charges at any time imposed by any Governmental Authority.

                  "Term Loan Commitment" shall mean the commitment of each Lender to make a Term Loan to the Borrower on the Closing Date in an amount not in excess of the amount set forth (i) opposite its name under the column entitled "Term Loan Commitment" in the Schedule of Commitments, or (ii) in any applicable Assignment and Acceptance(s) to which it may be a party, as the case may be, as such amount may be reduced from time to time in accordance with the terms of this Credit Agreement.

                  "Term Loans" shall mean the loans made hereunder in accordance with the provisions of Section 2.2(a), whether made as a Eurodollar Loan or an Alternate Base Rate Loan, as permitted hereby.

                  "Term Notes" shall have the meaning given such term in Section 2.4(b) hereof.

                  "Total Indebtedness" means, without duplication, the sum of all Funded Indebtedness of GCII, the Borrower, the Restricted Subsidiaries, GCI Transport and Satco, calculated on a consolidated basis in accordance with GAAP.

                  "Total Interest Expense" means for any period for which it is to be determined, the consolidated interest expense of GCII, the Borrower, the Restricted Subsidiaries, GCI Transport and Satco which would be included in a consolidated income statement (without deduction of interest income) on Total Indebtedness for such period calculated on a consolidated basis in accordance with GAAP, including without limitation or duplication (or, to the extent not so included, with the addition of): (a) the amortization of Indebtedness discounts;
(b) any commitment fees or agency fees related to any Funded Indebtedness, but specifically excluding any one-time facility and/or arrangement fees; (c) any fees or expenses with respect to letters of credit, bankers' acceptances or similar facilities; (d) fees, expenses and other payments with respect to interest rate swap or similar agreements, other than fees, expenses and other payments related to the acquisition or termination thereof which are not allocable to interest expense in accordance with GAAP; (e) preferred stock Distributions for GCII, the Borrower and the Restricted Subsidiaries declared and payable in cash; (f) the interest component under Capital Leases; and (g) interest capitalized in accordance with GAAP.

                  "Total Leverage Ratio" means as of any date of determination, the ratio of (a) Total Indebtedness, on such date of determination to (b) Annualized Operating Cash Flow.

                  "Transaction Parties" means the Borrower, GCII, each Restricted Subsidiary and each other Guarantor from time to time in existence, and any other Person from time to time constituting a Subsidiary of GCII or the Borrower, except the Unrestricted Subsidiaries.

                  "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

                  "UCC-1 Financing Statement" shall mean a financing statement on Form UCC-1 which statement is in appropriate form for filing under the Uniform Commercial Code in effect in the applicable jurisdiction in which such statement is to be filed.

                  "Unrestricted Subsidiary" means GCI Transport, Satco, and, with the prior written consent of the Required Lenders, any other Subsidiary of the Borrower designated as a "Unrestricted Subsidiary" by the Borrower from time to time.

                  "Wholly-Owned Subsidiary" means any Subsidiary of the Borrower that is owned 100% by the Borrower, directly or indirectly, except any Unrestricted Subsidiary.

                  "Withdrawal Liability" has the meaning given such term under
Part I of Subtitle E of Title IV of ERISA.

                  "Worldcom" means MCI Worldcom, Inc. and its Subsidiaries

2.       THE LOANS

                  SECTION 2.1. Revolving Loans. (a) Each Lender, severally and not jointly, agrees, upon the terms and subject to the conditions hereof, to make loans to the Borrower, on any Business Day and from time to time from the Closing Date to but excluding the Revolving Commitment Termination Date, each in an aggregate principal amount which when added to the aggregate principal amount of all outstanding Revolving Loans theretofore made to the Borrower by such Lender, does not exceed such Lender's Revolving Commitment.

                  (b) Subject to the terms and conditions of this Credit Agreement, at any time prior to the Revolving Commitment Termination Date, the Borrower may borrow, repay and reborrow amounts constituting the Revolving Commitments.

                  (c) Subject to Section 2.3, the Loans shall be made at such times as the Borrower shall request.

                  (d) Notwithstanding anything to the contrary above, a Lender shall not be obligated to make any Revolving Loan if, as a result thereof, the aggregate principal amount of all Revolving Loans then outstanding plus the aggregate L/C Exposure then existing plus the aggregate principal amount of all Swingline Loans then outstanding would exceed the aggregate amount of the Revolving Commitments then in effect.

                  SECTION 2.2. Term Loan. (a) Each Lender, severally and not jointly, agrees, upon the terms and subject to the conditions hereof, to make a loan to the Borrower on the Closing Date in the principal amount equal to such Lender's Term Loan Commitment.

                  (b) Once repaid, amounts constituting the Term Loan Commitments may not be reborrowed.

                  SECTION 2.3. Making of Loans. (a) Each Loan shall be an Alternate Base Rate Loan or a Eurodollar Loan as the Borrower may request subject to, and in accordance with, this Section 2.3; provided that each Swingline Loan shall be an Alternate Base Rate Loan.

                  (b) The Borrower shall give the Administrative Agent at least three Business Days' prior written, facsimile or telephonic (promptly confirmed in writing) notice of each Borrowing which is to consist of Eurodollar Loans, and at least one Business Day's prior written, facsimile or telephonic (promptly confirmed in writing) notice of each Borrowing which is to consist of Alternate Base Rate Loans. Each such notice in order to be effective must be received by the Administrative Agent not later than 1:00 p.m., New York City time, on the day required and shall specify the date (which shall be a Business Day) on which such Loan is to be made, the amount of the requested Borrowing, whether the Borrowing then being requested is to consist of Alternate Base Rate Loans or Eurodollar Loans and in the case of Eurodollar Loans, the Interest Period or Interest Periods with respect thereto. Each such notice shall be irrevocable. If no election of an Interest Period is specified in any such notice in the case of a Borrowing consisting of Eurodollar Loans, such notice shall be deemed to be a request for an Interest Period of one month. If no election is made as to the type of Loan, such notice shall be deemed a request for a Borrowing consisting of Alternate Base Rate Loans. No Borrowing shall consist of Eurodollar Loans if after giving effect thereto an aggregate of more than six (6) separate Eurodollar Loans would be outstanding hereunder with respect to a Lender (as determined in accordance with Section 2.9(c) hereof).

                  (c) The Administrative Agent shall promptly (but in no event later than two (2) days prior to the date of any proposed Borrowing which is to consist of Eurodollar Loans), notify each Lender (by telecopier) of its proportionate share of each Borrowing under this Section 2.3, the date of such Borrowing, the type of Loans being requested and the Interest Period or Interest Periods applicable thereto. On the borrowing date specified in such notice, each Lender shall make its share of the Borrowing available at the offices of Credit Lyonnais New York Branch, ABA #026-008073, Attention: Loan Servicing Department, Account No. 0188179214500, Attention: John Chianchiano (Reference: GCI Holdings, Inc.) (provided that Swingline Loans shall be made as provided in Section 2.17), no later than 1:00 p.m. New York City time in Federal or other immediately available funds. Upon receipt of the funds to be made available by the Lenders to fund any Loan hereunder, the Administrative Agent shall disburse such funds by depositing the proceeds of such Loans directly into an account of the Borrower maintained with the Administrative Agent or in such other manner as the Borrower may direct; provided that Loans made to finance the reimbursement of an obligation under a Letter of Credit as provided in Section 2.18(f) shall be remitted by the Administrative Agent to the Issuing Bank.

                  (d) Each Lender may at its option fulfill its obligation to make Eurodollar Loans by causing a foreign branch or affiliate to make such Eurodollar Loans, provided that any exercise of such option shall not affect the obligation of the Borrower to repay Loans in accordance with the terms hereof and the relevant Note. Subject to the other provisions of this Section 2.3,
Section 2.8(b) and Section 2.13, Loans of more than one interest rate type may be outstanding at the same time.

                  (e) Each Loan requested hereunder on any date shall be made by each Lender ratably in accordance with their respective portions of the relevant Commitments.

                  (f) On the date requested by the Borrower for the funding of each Loan, the Administrative Agent shall be authorized (but not obligated) to advance, for the account of each of the Lenders, the amount of the Loan to be made by such Lender. Each of the Lenders hereby authorizes and requests the Administrative Agent to advance for its account, pursuant to the terms hereof, the amount of the Loan to be made by it, and each of the Lenders agrees forthwith to reimburse the Administrative Agent in immediately available funds for the amount so advanced on its behalf by the Administrative Agent. If any such reimbursement is not made in immediately available funds on the same day on which the Administrative Agent shall have made any such amount available on behalf of any Lender, such Lender shall pay interest to the Administrative Agent equal to the Administrative Agent's cost of obtaining overnight funds in the New York Federal Funds Market. If and to the extent that any such reimbursement shall not have been made to the Administrative Agent, the Borrower agrees to repay to the Administrative Agent forthwith on demand a corresponding amount with interest thereon for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at the rate applicable to such Loan.

                  (g) The aggregate amount of any Borrowing of a Loan consisting of a Eurodollar Loan shall be in a minimum aggregate principal amount of $3,000,000 or such greater amount which is an integral multiple of $500,000. The aggregate amount of any Borrowing of a Loan consisting of an Alternate Base Rate Loan (other than any Swingline Loan), shall be in a minimum aggregate principal amount of $1,000,000 or such greater amount which is an integral multiple of $100,000 (or such lesser amount as shall equal the available but unused portion of the Revolving Commitments), or such amount that is required to finance the reimbursement of an obligation under a Letter of Credit as contemplated by
Section 2.18(f). The aggregate amount of any Borrowing of a Loan consisting of a Swingline Loan shall be in a minimum aggregate principal amount of $250,000 or such greater amount which is an integral multiple of $50,000.

                  SECTION 2.4. Notes; Repayment of the Loans. (a) The Revolving Loans made by each Lender hereunder shall be evidenced by a single promissory note substantially in the form of Exhibit A-1 hereto (each a "Revolving Note" and collectively, the "Revolving Notes") in the face amount of such Lender's Revolving Commitment, payable to the order of such Lender, duly executed by the Borrower and dated as of the date hereof. The principal amount of the Revolving Loans as evidenced by the Revolving Notes shall be payable in full on the Final Maturity Date.

                  (b) The Term Loan made by each Lender hereunder shall be evidenced by a single promissory note substantially in the form of Exhibit A-2 hereto (each a "Term Note" and collectively, the "Term Notes") in the face amount equal to the principal amount of the Term Loan to be made by such Lender on the Closing Date, payable to the order of such Lender, duly executed by the Borrower and dated as of the date hereof. The principal amount of the Term Loan as evidenced by the Term Notes shall be payable in full on the Final Maturity Date.

                  (c) The Swingline Loans made by the Swingline Lender hereunder shall be evidenced by a single promissory note substantially in the form of Exhibit A-3 hereto (the "Swingline Note") in the face amount of $5,000,000, payable to the order of the Swingline Lender, duly executed by the Borrower and dated as of the date hereof. The principal amount of the Swingline Loans as evidenced by the Swingline Note shall be payable in full on the Final Maturity Date.

                  (d) Each of the Notes shall bear interest on the outstanding principal balance thereof as set forth in Section 2.5 hereof. Each Lender and the Administrative Agent on its behalf is hereby authorized by the Borrower, but not obligated, to enter the amount of each Loan and the amount of each payment or prepayment of principal or interest thereon in the appropriate spaces on the reverse of, or on an attachment to, such Lender's Notes. The entries made on the reverse of, or on an attachment to, any Note shall be prima facie evidence of the existence and amount of the Loans evidenced by such Note; provided, however, that the failure of any Lender or the Administrative Agent to make any such entries shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with terms hereof and the Notes.

                  (e) The principal amount of the Swingline Loans shall be payable in full on the earlier of (i) the Final Maturity Date and (ii) the first date after such Swingline Loan is made that is the 15th or last calendar day of a calendar month and is at least two Business Days after such Swingline Loan is made; provided that on each day a Revolving Loan is made, the Borrower shall repay all then-outstanding Swingline Loans.

                  SECTION 2.5. Interest. Except as provided in Section 2.8, (a) In the case of a Eurodollar Loan, interest shall be payable by the Borrower to the Lenders at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the LIBO Rate plus the Applicable Margin for Eurodollar Loans. Interest shall be payable by the Borrower to the Lenders on each Eurodollar Loan on each applicable Interest Payment Date, at maturity and on the date of a conversion of such Eurodollar Loan to an Alternate Base Rate Loan. The Administrative Agent shall determine the applicable LIBO Rate for each Interest Period as soon as practicable on the date when such determination is to be made in respect of such Interest Period and shall notify the Borrower and the Lenders of the applicable interest rate so determined. Such determination shall be conclusive absent manifest error.

                  (b) In the case of an Alternate Base Rate Loan, interest shall be payable by the Borrower to the Lenders at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 365/366 days, as the case may be) equal to the Alternate Base Rate plus the Applicable Margin for Alternate Base Rate Loans. Interest shall be payable by the Borrower to the Lenders in arrears on each Alternate Base Rate Loan on each applicable Interest Payment Date and at maturity.

                  (c) Anything in this Credit Agreement or the Notes to the contrary notwithstanding, the interest rate on the Loans shall in no event be in excess of the Maximum Amount.

                  SECTION 2.6. Commitment Fees and Other Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender on the last Business Day of each March, June, September and December in each year (commencing on the last Business Day of December 2002) prior to the Revolving Commitment Termination Date and on the Revolving Commitment Termination Date, an aggregate fee (the "Commitment Fees") of (i) 2% per annum so long as the average daily outstanding principal amount of Revolving Loans plus the daily outstanding principal amount of Swingline Loans plus the daily aggregate L/C Exposure during such quarter is less than or equal to 50% of the average Revolving Commitments during such period and (ii) 1.5% per annum so long as the average daily outstanding principal amount of Revolving Loans plus the daily outstanding principal amount of Swingline Loans plus the daily aggregate L/C Exposure during such quarter is more than 50% of the average Revolving Commitments during such period, in either case computed on the basis of the actual number of days elapsed during the preceding period or quarter over a year of 365/366 days, on the average daily amount by which such Lender's Revolving Commitment (as such Revolving Commitment may be reduced in accordance with the provisions of this Credit Agreement) exceeds the sum of the principal balance of such Lender's outstanding Revolving Loans, the principal balance of such Lender's outstanding Swingline Loans and the amount of such Lender's L/C Exposure during the preceding period or quarter.

                  (b) The Commitment Fees shall commence to accrue on the Closing Date.

                  (c) The Borrower agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the Applicable Margin applicable to Eurodollar Loans on the average daily amount of such Lender's L/C Exposure during the period from and including the Closing Date to but excluding the later of the date on which such Lender's Commitment terminates and the date on which such Lender ceases to have any L/C Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate of 0.25% per annum on the average daily amount of the L/C Exposure during the period from and including the Closing Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any L/C Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on January 6, 2003; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within ten (10) days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 365/366 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (d) In addition, the Borrower agrees to pay to the Administrative Agent and any of the other Lenders or the Issuing Bank on the Closing Date any and all other fees that are then due and payable, including, without limitation, fees due and payable pursuant to the Fee Letter.

                  SECTION 2.7. Mandatory Termination or Reduction of Commitments. (a) The Commitments of all the Lenders shall automatically terminate at 5:00 p.m., New York City time, on the Final Maturity Date.

                  (b) At any time prior to the Final Maturity Date, the Borrower may, upon three (3) Business Days' prior written or facsimile notice to the Administrative Agent, permanently reduce the Revolving Commitments by the minimum aggregate amount of $5,000,000; provided, however, that the Revolving Commitments may not be reduced to an amount less than the aggregate principal amount of all Revolving Loans then outstanding plus the aggregate L/C Exposure then existing plus the aggregate principal amount of all Swingline Loans then outstanding. Any reduction of the Revolving Commitments pursuant to this Section 2.7(b) shall be made among the Lenders ratably in accordance with their respective Revolving Commitments.

                  (c) The Borrower may at any time prior to the Final Maturity Date, upon three (3) Business Days' prior written or facsimile notice to the Administrative Agent, terminate the Revolving Commitments in their entirety, provided that the principal amount of all Revolving Loans and Swingline Loans then outstanding are repaid in full, and no L/C Exposure is then existing, either prior to, or simultaneously with, such termination.

                  (d) Simultaneously with each termination or reduction of the Revolving Commitments, the Borrower shall pay to the Administrative Agent for the benefit of each Lender all accrued and unpaid Commitment Fees on the amount of the Revolving Commitments so terminated or reduced through the date of such termination or reduction.

                  SECTION 2.8. Default Interest; Alternate Rate of Interest. (a) Upon the occurrence and during the continuance of an Event of Default, the Borrower shall on demand in writing from time to time pay interest, to the extent permitted by Applicable Law, on all Loans and overdue amounts outstanding up to the date of actual payment of such amounts (after as well as before judgment) (i) for the remainder of the then current Interest Period for each Eurodollar Loan, at 2% in excess of the rate then in effect for each such Eurodollar Loan and (ii) for all periods subsequent to the then current Interest Period for each Eurodollar Loan, for all Alternate Base Rate Loans and for all other overdue amounts hereunder, at 2% in excess of the rate then in effect for Alternate Base Rate Loans.

                  (b) In the event, and on each occasion, that on or before the day on which the LIBO Rate for a Eurodollar Loan is to be determined as set forth herein, (i) the Administrative Agent shall have received notice from any Lender of such Lender's determination (which determination, absent manifest error, shall be conclusive) that Dollar deposits in the amount of the principal amount of such Lender's Eurodollar Loan are not generally available in the London Interbank Market or that the rate at which such Dollar deposits are being offered will not adequately and fairly reflect the cost to such Lender of making or maintaining the principal amount of such Lender's Eurodollar Loan during such Interest Period or (ii) the Administrative Agent shall have determined that reasonable means do not exist for ascertaining the applicable LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or facsimile notice of such determination to the Borrower and the Lenders, and any request by the Borrower for a Eurodollar Loan (or conversion to or continuation as a Eurodollar Loan pursuant to Section 2.9 hereof), made after receipt of such notice, shall be deemed to be a request for an Alternate Base Rate Loan. After such notice shall have been given and until the circumstances giving rise to such notice no longer exist, each request (or portion thereof, as the case may be) for a Eurodollar Loan shall be deemed to be a request for an Alternate Base Rate Loan.

                  SECTION 2.9. Continuation and Conversion of Loans. The Borrower shall have the right, at any time, (i) to convert any Eurodollar Loan or portion thereof to an Alternate Base Rate Loan or to continue such Eurodollar Loan or a portion thereof for a successive Interest Period, or (ii) to convert any Alternate Base Rate Loan or a portion thereof to a Eurodollar Loan, subject to the following:

                  (a) the Borrower shall give the Administrative Agent prior written, facsimile or telephonic (promptly confirmed in writing) notice of each continuation or conversion hereunder of at least three Business Days for continuation as or conversion to a Eurodollar Loan and at least one Business Day for conversion to an Alternate Base Rate Loan; such notice shall be irrevocable and to be effective, must be received by the Administrative Agent on the day required not later than 1:00 p.m., New York City time;

                  (b) no Event of Default or Default shall have occurred and be continuing at the time of any conversion to a Eurodollar Loan or continuation of any such Eurodollar Loan into a subsequent Interest Period;

                  (c) no Alternate Base Rate Loan may be converted to a Eurodollar Loan and no Eurodollar Loan may be continued as a Eurodollar Loan if, after such conversion or continuance, and after giving effect to any concurrent prepayment of Loans, an aggregate of more than six (6) separate Eurodollar Loans would be outstanding hereunder with respect to each Lender (for purposes of determining the number of such Loans outstanding, Loans with different Interest Periods shall be counted as different Loans even if made on the same date);

                  (d) if fewer than all Loans at the time outstanding shall be continued or converted, such continuation or conversion shall be made pro rata among the Lenders in accordance with the respective principal amount of such Loans held by the Lenders immediately prior to such continuation or conversion;

                  (e) the aggregate principal amount of Loans continued as or converted to Eurodollar Loans as part of the same Borrowing shall be at least $5,000,000;

                  (f) accrued interest on the Eurodollar Loans (or portion thereof) being continued or converted shall be paid by the Borrower at the time of continuation or conversion (as applicable);

                  (g) the Interest Period with respect to a new Eurodollar Loan effected by a continuation or conversion shall commence on the date of such continuation or conversion;

                  (h) if a Eurodollar Loan is converted to an Alternate Base Rate Loan other than on the last day of the Interest Period with respect thereto, the amounts required by Section 2.11 shall be paid upon such conversion; and

                  (i) each request for a continuation as or conversion to a Eurodollar Loan which fails to state an applicable Interest Period shall be deemed to be a request for an Interest Period of one month.

In the event that the Borrower shall not give notice to continue or convert any Eurodollar Loan as provided above, such Loan (unless repaid) shall automatically be converted to an Alternate Base Rate Loan at the expiration of the then current Interest Period. The Administrative Agent shall, after it receives notice from the Borrower, promptly (but in no event later than two (2) days prior to the date of any proposed conversion to, or continuation as, a Eurodollar Loan) give the Lenders notice of any continuation or conversion.

                  SECTION 2.10. Prepayment of Loans. (a) The Borrower shall have the right at its option at any time and from time to time to prepay without penalty or premium except as otherwise provided herein (including, without limitation, pursuant to Section 2.11 hereof) (i) any

Alternate Base Rate Loan, (other than a Swingline Loan) in whole or in part, upon at least one Business Day's prior written, telephonic (promptly confirmed in writing) or facsimile notice to the Administrative Agent, in the minimum principal amount of $1,000,000 if prepaid in part, or the remaining balance of such Loan if prepaid in full, (ii) any Eurodollar Loan, in whole or in part, upon at least three Business Days' prior written, telephonic (promptly confirmed in writing) or facsimile notice, in the minimum principal amount of $5,000,000 if prepaid in part, or the remaining balance of such Loan if prepaid in full and
(iii) any Swingline Loan, in whole or in part, by providing written, telephonic (promptly confirmed in writing) or facsimile notice to the Administrative Agent and the Swingline Lender no later than 12:00 noon, New York City time, on the day of such prepayment, in the minimum principal amount of $250,000. Each notice of prepayment shall specify the prepayment date, each Loan to be prepaid and the principal amount thereof, shall be irrevocable and shall commit the Borrower to prepay such Loan in the amount and on the date stated therein. All prepayments of Eurodollar Loans under this Section 2.10(a) shall be accompanied by accrued but unpaid interest on the principal amount being prepaid to (but not including) the date of prepayment.

                  (b) The Borrower shall prepay the Loans in an amount equal to:

                      (i) 100% of the net proceeds of any casualty loss or condemnation received by any member of the Restricted Group which proceeds are not applied to the repair or replacement of the affected assets within 12 months of the date of loss so long as pending such repair or replacement, if such net proceeds shall exceed $5,000,000, all such net proceeds shall be deposited into the Insurance Proceeds Account;

                      (ii) 100% of the Net Cash Proceeds in excess of $1,000,000 from any Permitted Dispositions (as set forth in Section 6.4 hereof) or any net cash proceeds received from any sale of receivables pursuant to Section 6.20; provided, that no prepayment shall be required to the extent such Net Cash Proceeds (x) result from sales in the ordinary course of business, (y) result from sales or dispositions to members of the Restricted Group or
                            (z) are reinvested in the purchase of assets to be used in the business of the Borrower or any Transaction Party so long as (1) no Event of Default shall have occurred and be continuing and (2) pending such reinvestment, if such Net Cash Proceeds shall exceed $5,000,000, all such Net Cash Proceeds shall be deposited into the Cash Collateral Account; and

                      (iii) 100% of the net proceeds from any Capital Stock
                            issued after the Closing Date by the Borrower or GCII, other than net proceeds used within three months of the receipt thereof to make Permitted New Fiber Cap Ex.

                  (c) On (i) November 30, 2003 (or, if earlier, concurrently with the delivery of unaudited financial statements to the Administrative Agent pursuant to Section 5.5(a) for the quarter ended September 30, 2003), the Borrower shall prepay the Term Loan in an amount equal to 50% of all Excess Cash Flow generated during the prior four fiscal quarters ended September 30, 2003 and (ii) May 30, 2004 (or, if earlier, concurrently with the delivery of unaudited financial statements to the Administrative Agent pursuant to Section 5.5(a) for the quarter ended March 31, 2004, the Borrower shall prepay the Term Loan in an amount equal to 50% of all Excess Cash Flow generated during the prior two fiscal quarters ended March 31, 2004. Concurrently with the making of each such mandatory prepayment, the Borrower shall deliver to the Administrative Agent a certificate in such form as may be reasonably satisfactory to the Administrative Agent, signed by the Chief Financial Officer of the Borrower, setting forth in reasonable detail the calculation of Excess Cash Flow for the immediately preceding four quarter or two quarter (as applicable) period.

                  (d) All prepayments of Loans shall, as regards interest rate type, be applied first to Alternate Base Rate Loans and then to Eurodollar Loans in order of the scheduled expiry of Interest Periods with respect thereto.

                  (e) All prepayments of Eurodollar Loans shall be accompanied by accrued but unpaid interest on the principal amount being prepaid to but not including the date of prepayment.

                  (f) If on any day on which Loans would otherwise be required to be repaid or prepaid in accordance with this Credit Agreement or any other Fundamental Document, but for the operation of this Section 2.10(f) (each a "Prepayment Date"), the amount of such required prepayment exceeds the aggregate principal amount of the then outstanding Alternate Base Rate Loans, and no Default or Event of Default is then continuing, then on such Prepayment Date (i) the Borrower shall either (x) prepay outstanding Eurodollar Loans in an amount equal to such excess, together with any applicable costs set forth in Section 2.11(a) hereof or (y) in lieu of prepaying outstanding Eurodollar Loans, deposit Dollars into the Cash Collateral Account in an amount equal to such excess and only the outstanding Alternate Base Rate Loans shall be required to be prepaid on such Prepayment Date and (ii) on the last day of each Interest Period in effect with respect to a Eurodollar Loan after such Prepayment Date, the Administrative Agent is irrevocably authorized and directed to apply such funds from the Cash Collateral Account deposited pursuant to Section 2.10(f)(i) to prepay Eurodollar Loans for which the Interest Period is then ending to the extent funds are available in the Cash Collateral Account.

                  SECTION 2.11. Reimbursement of Loss. (a) The Borrower shall reimburse each Lender on demand for any loss incurred or to be incurred by any such Lender in the reemployment of the funds released (i) by any prepayment (for any reason) of any Eurodollar Loan if such Loan is repaid prior to the last day of the Interest Period for such Loan or (ii) in the event that after the Borrower delivers a notice of borrowing under Section 2.3(b) or a notice of continuation or conversion under Section 2.9(a) in respect of Eurodollar Loans, such Loan is not made, converted to or continued as a Eurodollar Loan on the first day of the Interest Period specified in such notice for any reason other than (A) a suspension or limitation under Section 2.8(b) of the right of the Borrower to select a Eurodollar Loan or (B) a breach by any such Lender of its obligation to fund such borrowing when it is otherwise required to do so hereunder. Such loss shall be the amount as reasonably determined by such Lender as the excess, if any, of (I) the amount of interest which would have accrued to such Lender on the amount so paid or not borrowed, continued or converted at a rate of interest equal to the interest rate applicable to such Loan pursuant to Section 2.5 exclusive of Applicable Margin, for the period from the date of such payment or failure to borrow, continue or convert to the last day (x) in the case of a payment prior to the last day of the Interest Period for such Loan, of the then current Interest Period for such Loan or (y) in the case of such failure to borrow, continue or convert, of the Interest Period for such Loan which would have commenced on the date of such failure to borrow, continue or convert, over (II) the amount realized or to be realized by such Lender in reemploying the funds not advanced or the funds received in prepayment or realized from the Loan not so continued or converted during the period referred to above. Each Lender shall deliver to the Borrower from time to time one or more certificates setting forth the amount of such loss (and in reasonable detail the manner of computation thereof) as determined by such Lender, which certificates shall be conclusive absent manifest error. The Borrower shall pay such Lender the amounts shown on any such certificate within ten (10) days of the Borrower's receipt of such certificate.

                  (b) In the event the Borrower fails to prepay any Loan on the date specified in any prepayment notice delivered pursuant to Section 2.10(a), the Borrower shall pay to the Administrative Agent for the account of the applicable Lender any amounts required to compensate such Lender for any actual loss incurred by such Lender as a result of such failure to prepay, including, without limitation, any loss, cost or expenses incurred by reason of the acquisition of deposits or other funds by such Lender to fulfill deposit obligations incurred in anticipation of such prepayment. Each Lender shall deliver to the Borrower and the Administrative Agent from time to time one or more certificates setting forth the amount of such loss (and in reasonable detail the manner of computation thereof) as determined by such Lender, which certificates shall be conclusive absent manifest error. The Borrower shall pay such Lender the amounts shown on any such certificate within ten (10) days of the Borrower's receipt of such certificate.

                  SECTION 2.12. Change in Circumstances. (a) In the event that after the date hereof any change in Applicable Law or in the official interpretation or administration thereof (including, without limitation, any request, guideline or policy not having the force of law) by any authority charged with the administration or interpretation thereof or, with respect to clause (ii), (iii) or (iv) below any change in conditions, shall occur which shall:

                      (i) subject a Lender or the Issuing Bank to, or increase, any net tax, levy, impost, duty, charge, fee, deduction or withholding with respect to any Eurodollar Loan (other than withholding tax imposed by the United States of America or any political subdivision or taxing authority thereof or any other tax, levy, impost, duty, charge, fee, deduction or withholding (A) that is measured with respect to the overall net income of such Lender or the Issuing Bank or of a Lending Office of such Lender or the Issuing Bank, and that is imposed by the United States of America, or by the jurisdiction in which such Lender or the Issuing Bank or Lending Office is incorporated, in which such Lending Office is located, managed or controlled or in which such Lender or the Issuing Bank has its principal office (or any political subdivision or taxing authority thereof or therein), or (B) that is imposed solely by reason of such Lender or the Issuing Bank failing to make a declaration of, or otherwise to establish, non-residence, or to make any other claim for exemption, or otherwise to comply with any certification, identification, information, documentation or reporting requirements prescribed under the laws of the relevant jurisdiction, in those cases where such Lender may properly make such declaration or claim or so establish non-residence or otherwise comply); or

                      (ii) change the basis of taxation of any payment to a Lender or the Issuing Bank of principal or interest on any Eurodollar Loan or on any Letter of Credit or participation therein or other fees and amounts payable to such Lender or the Issuing Bank hereunder, or any combination of the foregoing; other than withholding tax imposed by the United States of America or any political subdivision or taxing authority thereof or any other tax, levy, impost, duty, charge, fee, deduction or withholding that is measured with respect to the overall net income of such Lender or the Issuing Bank or of a Lending Office of such Lender or the Issuing Bank, and that is imposed by the United States of America, or by the jurisdiction in which such Lender or the Issuing Bank or Lending Office is incorporated, in which such Lending Office is located, managed or controlled or in which such Lender or the Issuing Bank has its principal office (or any political subdivision or taxing authority thereof or therein); or

                      (iii) impose, modify or deem applicable any reserve,
                            deposit or similar requirement against any assets held by, deposits with or for the account of, or loans or commitments by, an office of a Lender or the Issuing Bank with respect to any Eurodollar Loan or on any Letter of Credit or participation therein; or

                      (iv) impose upon a Lender or the London Interbank Market any other condition with respect to Eurodollar Loans or on any Letter of Credit or participation therein or this Credit Agreement;

and the result of any of the foregoing shall be to increase the actual cost to such Lender or the Issuing Bank (as applicable) of making or maintaining any Eurodollar Loan or participating in a Letter of Credit hereunder or to reduce the amount of any payment (whether of principal, interest or otherwise) received or receivable by such Lender or the Issuing Bank (as applicable) in connection with any Eurodollar Loan hereunder, or to require such Lender to make any payment in connection with any Eurodollar Loan or a participation in a Letter of Credit or to require the Issuing Bank to make any payment in connection with the issuance of a Letter of Credit hereunder, in each case by or in an amount which such Lender or the Issuing Bank (as applicable) in its sole judgment shall deem material, then and in each case, the Borrower shall pay to the Administrative Agent for the account of such Lender or the Issuing Bank (as applicable), as provided in paragraph (c) below, such amounts as shall be necessary to compensate such Lender or the Issuing Bank (as applicable) for such cost, reduction or payment.

                  (b) If any Lender or the Issuing Bank shall have determined that the applicability of any law, rule, regulation or guideline regarding capital adequacy adopted after the date hereof or any change after the date hereof in any law, rule, regulation or guideline regarding capital adequacy or in the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender or the Issuing Bank (or any Lending Office of such Lender or the Issuing Bank) or such Lender's or the Issuing Bank's holding company (if applicable) with any request or directive regarding capital adequacy issued or adopted after the date hereof (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or Issuing Bank's holding company, if any, as a consequence of this Credit Agreement or the Loans or participations in Letter of Credit made by such Lender or the issuance of Letters of Credit by the Issuing Bank pursuant hereto to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company (if applicable) could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company (if applicable) with respect to capital adequacy) by an amount deemed by such Lender or the Issuing Bank to be material, then from time to time the Borrower shall pay to such Lender or the Issuing Bank such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company (if applicable) for any such reduction suffered with respect to this Credit Agreement or the Loans made or participations in Letters of Credit by such Lender or the issuance by the Issuing Bank of Letters of Credit hereunder.

                  (c) Each Lender or the Issuing Bank (as applicable) shall deliver to the Borrower and the Administrative Agent from time to time, one or more certificates setting forth the amounts due to such Lender under paragraphs
(a) and (b) above, the changes as a result of which such amounts are due and the manner of computing such amounts. Each such certificate shall be conclusive in the absence of manifest error. The Borrower shall pay to the Administrative Agent for the account of each such Lender or the Issuing Bank (as applicable) the amounts shown as due on any such certificate within ten (10) Business Days after its receipt of the same. No failure on the part of any Lender or the Issuing Bank (as applicable) to demand compensation under paragraph (a) or (b) above on any one occasion shall constitute a waiver of its rights to demand compensation on any other occasion. The protection of this Section 2.12 shall be available to each Lender and the Issuing Bank regardless of any possible contention of the invalidity or inapplicability of any law, regulation or other condition which shall give rise to any demand by such Lender or the Issuing Bank (as applicable) for compensation hereunder.

                  (d) Each Lender and the Issuing Bank agrees that after it becomes aware of the occurrence of an event or the existence of a condition that
(i) would cause it to incur any increased cost hereunder or render it unable to perform its agreements hereunder for the reasons specifically set forth in
Section 2.8(b) or this Section 2.12 or Section 2.15 or (ii) would require the Borrower to pay an increased amount under Section 2.8(b) or this Section 2.12 or Section

2.15, it will use reasonable efforts to notify the Borrower of such event or condition and, to the extent not inconsistent with such Lender's or the Issuing Bank's internal policies, will use its reasonable efforts to make, fund or maintain the affected Loans or participations in Letters of Credit of such Lender or, in the case of the Issuing Bank, issue Letters of Credit through another Lending Office of such Lender or the Issuing Bank (as applicable) if, as a result thereof, the additional monies which would otherwise be required to be paid or the reduction of amounts receivable by such Lender hereunder in respect of such Loans or participations in Letters of Credit would be materially reduced, or such inability to perform would cease to exist, or the increased costs which would otherwise be required to be paid in respect of such Loans or participations in Letters of Credit pursuant to Section 2.8(b) or this Section
2.12 or Section 2.15 would be materially reduced or the taxes or other amounts otherwise payable under Section 2.8(b) or this Section 2.12 or Section 2.15 would be materially reduced, and if, as determined by such Lender or the Issuing Bank (as applicable), in its discretion, the making, funding or maintaining of such Loans or participations in Letters of Credit through such other Lending Office would not otherwise materially adversely affect such Loans or, in the case of the Issuing Bank, issue Letters of Credit or such Lender.

                  (e) If the Borrower shall be required to make any payment or reimbursement or to compensate any Lender under this Section 2.12, so long as no Default has occurred and is continuing, the Borrower shall be free at any time within one hundred eighty (180) days after the receipt of the certificate of the affected Lender, (x) to terminate the affected Lender's Commitment and the affected Lender's entitlement to the Commitment Fee accruing after such termination, (y) to prepay the affected portion of any Loan of such Lender in full (plus all amounts payable pursuant to Section 2.11 with respect to cost of funds or clause (c) above in order to compensate such affected Lender for additional costs, reductions or payments with respect to the period prior to prepayment), together with accrued interest on the amount thereof through the date of such prepayment or (z) to replace any such Lender with another major international bank reasonably acceptable to the Administrative Agent. Upon any exercise of either of the rights described in clauses (x) and (y) above, the aggregate Commitment shall be automatically and irrevocably reduced by the amount of the terminated Commitment in the case of clause (x), and by the amount of prepayment in the case of clause (y).

                  SECTION 2.13. Change in Legality. (a) Notwithstanding anything to the contrary contained elsewhere in this Credit Agreement, if any change after the date hereof in Applicable Law, guideline or order, or in the interpretation thereof by any Governmental Authority charged with the administration thereof, shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to a Eurodollar Loan, then, by written notice to the Borrower and the Administrative Agent, such Lender may (i) declare that Eurodollar Loans will not thereafter be made by such Lender hereunder and/or
(ii) require that, subject to Section 2.11 hereof, all outstanding Eurodollar Loans made by it be converted to Alternate Base Rate Loans, whereupon all of such Eurodollar Loans shall automatically be converted to Alternate Base Rate Loans, as of the effective date of such notice as provided in paragraph (b) below. Such Lender's pro rata portion of any subsequent Eurodollar Loan shall, instead, be an Alternate Base Rate Loan unless such declaration is subsequently withdrawn.

                  (b) A notice to the Borrower by any Lender pursuant to paragraph (a) above shall be effective for purposes of clause (ii) thereof, if lawful, on the last day of the current Interest Period for each outstanding Eurodollar Loan; and in all other cases, on the date of receipt of such notice by the Borrower.

                  SECTION 2.14. Manner of Payments. All payments of principal and interest by the Borrower in respect of any Loans to it shall be pro rata among the Lenders holding such Loans in accordance with the then outstanding principal amounts of such Loans held by them. All payments by the Borrower hereunder and under the Notes shall be made without offset or counterclaim in Dollars in Federal or other immediately available funds at the office of Credit Lyonnais New York Branch, for credit to the Account No. 0188179214500 (Reference: GCI Holdings, Inc.), no later than 1:00 P.M., New York City time, on the date on which such payment shall be due (except for payments to be made directly to the Issuing Bank or the Swingline Lender as expressly provided herein). Any payment received at such office after such time shall be deemed received on the following Business Day. Interest in respect of any Loan hereunder shall accrue from and including the date of such Loan to but excluding the date on which such Loan is paid or converted to a Loan of a different type.

                  SECTION 2.15. United States Withholding. (a) Prior to the date of the initial Loan hereunder, and prior to the effective date set forth in the Assignment and Acceptance with respect to any Lender becoming a Lender after the date hereof, and from time to time thereafter if requested by the Borrower or the Administrative Agent or required because, as a result of a change in law or a change in circumstances or otherwise, a previously delivered form or statement becomes incomplete or incorrect in any material respect, each Lender organized under the laws of a jurisdiction outside the United States shall provide, if applicable, the Administrative Agent and the Borrower with complete, accurate and duly executed forms or other statements prescribed by the Internal Revenue Service of the United States certifying such Lender's exemption from, or entitlement to a reduced rate of, United States withholding taxes (including backup withholding taxes) with respect to all payments to be made to such Lender hereunder and under the Notes.

                  (b) The Borrower and the Administrative Agent shall be entitled to deduct and withhold any and all present or future taxes or withholdings, and all liabilities with respect thereto, from payments hereunder or under the Notes, if and to the extent that the Borrower or the Administrative Agent in good faith determines that such deduction or withholding is required by the law of the United States, including, without limitation, any applicable treaty of the United States. In the event that the Borrower or the Administrative Agent shall so determine that deduction or withholding of taxes is required, it shall advise the affected Lender and, if applicable, the Issuing Bank as to the basis of such determination prior to actually deducting and withholding such taxes. In the event the Borrower or the Administrative Agent shall so deduct or withhold taxes from amounts payable hereunder, it (i) shall pay to or deposit with the appropriate taxing authority in a timely manner the full amount of taxes it has deducted or withheld; (ii) shall provide evidence of payment of such taxes to, or the deposit thereof with, the appropriate taxing authority and a statement setting forth the amount of taxes deducted or withheld, the applicable rate, and any other information or documentation reasonably requested by the Lender and, if applicable, the Issuing Bank from whom the taxes were deducted or withheld; and (iii) shall forward to such Lender and, if applicable, the Issuing Bank any official tax receipts or other documentation with respect to the payment or deposit of the deducted or withheld taxes as may be issued from time to time by the appropriate taxing authority. Unless the Borrower and the Administrative Agent have received forms or other documents satisfactory to them indicating that payments hereunder or under the Notes are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Borrower or the Administrative Agent may withhold taxes from such payments at the applicable statutory rate in the case of payments to or for any Lender organized under the laws of a jurisdiction outside the United States.

                  (c) Each Lender or the Issuing Bank agrees (i) that as between it and the Borrower or the Administrative Agent, such Lender or, if applicable, the Issuing Bank shall be the Person to deduct and withhold taxes, and to the extent required by law it shall deduct and withhold taxes, on amounts that such Lender or, if applicable, the Issuing Bank may remit to any other Person(s) by reason of any undisclosed transfer or assignment of an interest in this Credit Agreement to such other Person(s) pursuant to Section 13.3 and (ii) to indemnify the Borrower and the Administrative Agent and any officers, directors, agents, or employees of the Borrower or the Administrative Agent against, and to hold them harmless from, any tax, interest, additions to tax, penalties, reasonable counsel and accountants' fees, disbursements or payments arising from the assertion by any appropriate taxing authority of any claim against such Lender or the Issuing Bank (as applicable) relating to a failure to withhold taxes as required by law with respect to amounts described in clause (i) of this paragraph (c) or arising from the reliance by the Borrower or the Administrative Agent on any form or other document furnished by such Lender or, if applicable, the Issuing Bank and purporting to establish a basis for not withholding, or for withholding at a reduced rate, taxes with respect to payments hereunder.

                  (d) Each assignee of a Lender's interest in this Credit Agreement in conformity with Section 13.3 shall be bound by this Section 2.15, so that such assignee will have all of the obligations and provide all of the forms and statements and all indemnities, representations and warranties required to be given under this Section 2.15

                  (e) Notwithstanding the foregoing, in the event that any additional withholding taxes shall become payable solely as a result of any change in any statute, treaty, ruling, determination or regulation occurring after the Initial Date in respect of any sum payable hereunder or under any other Fundamental Document to any Lender, the Issuing Bank or the Administrative Agent (i) the sum payable by the Borrower shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.15), such Lender, the Issuing Bank or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such withholding deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with Applicable Law and (iv) the Borrower shall forward to such Lender, the Issuing Bank or the Administrative Agent (as the case may be) the official tax receipts or other documentation pursuant to Section 2.15(b). In addition, the Borrower shall indemnify each Lender, the Issuing Bank and the Administrative Agent for any additional withholding taxes paid by such Lender, the Issuing Bank or the Administrative Agent, as the case may be, or any liability (including penalties and interest) arising therefrom or with respect thereto, whether or not such additional withholding taxes were correctly or legally asserted.

                  (f) In the event that a Lender or the Issuing Bank receives a refund of or credit for taxes withheld or paid pursuant to clause (e) of this
Section 2.15, which credit or refund is identifiable by such Lender or the Issuing Bank as being a result of taxes withheld in connection with sums payable hereunder or under any other Fundamental Document, such Lender or the Issuing Bank (as applicable) shall promptly notify the Administrative Agent and the Borrower and shall remit to the Borrower the amount of such refund or credit allocable to payments made hereunder or under the other Fundamental Documents.

                  SECTION 2.16. Interest Adjustments. If the provisions of this Credit Agreement or any Note would at any time require payment by the Borrower to a Lender or the Issuing Bank of any amount of interest in excess of the Maximum Amount applicable to any Loan, the interest payments to that Lender or the Issuing Bank shall be reduced to the extent necessary so that such Lender or the Issuing Bank shall not receive interest in excess of such Maximum Amount. If, as a result of the foregoing, a Lender or the Issuing Bank shall receive interest payments hereunder or under a Note in an amount less than the amount otherwise provided hereunder, such deficit (hereinafter called the "Interest Deficit") will, to the fullest extent permitted by Applicable Law, cumulate and will be carried forward (without interest) until the termination of this Credit Agreement. Interest otherwise payable to a Lender or the Issuing Bank hereunder and under a Note for any subsequent period shall be increased by the maximum amount of the Interest Deficit that may be so added without causing such Lender to receive interest in excess of the Maximum Amount. The amount of any Interest Deficit relating to a particular Loan and Note shall be treated as a prepayment penalty and shall, to the fullest extent permitted by Applicable Law, be paid in full at the time of any optional prepayment by the Borrower to the Lenders of all the Loans at that time outstanding pursuant to Section 2.10(a) hereof. The amount of any Interest Deficit relating to a particular Loan and Note at the time of any complete payment of the Loans at that time outstanding (other than an optional prepayment thereof pursuant to Section 2.10(a) hereof) shall be canceled and not paid.

                  SECTION 2.17. Swingline Loans. (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time prior to the Revolving Commitment Termination Date, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $5,000,000 or (ii) the aggregate principal amount of all Revolving Loans then outstanding plus the aggregate L/C Exposure then existing plus the aggregate principal amount of all Swingline Loans then outstanding exceeding the aggregate amount of the Revolving Commitments; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.

                  (b) To request a Swingline Loan, the Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 12:00 noon, New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower. The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit to the general deposit account of the Borrower with the Swingline Lender by 3:00 p.m., New York City time, on the requested date of such Swingline Loan.

                  (c) The Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day require the Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Lender, specifying in such notice such Lender's ratable portion of such Swingline Loan or Loans (in accordance with its respective percentage of the aggregate Revolving Commitments). Each Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender's ratable portion of such Swingline Loan or Loans (in accordance with its respective percentage of the aggregate Revolving Commitments). Each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.3(c) with respect to Loans made by such Lender (and Section 2.3(c) shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.

                  SECTION 2.18. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time prior to the Revolving Commitment Termination Date. In the event of any inconsistency between the terms and conditions of this Credit Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Credit Agreement shall control.

                  (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the L/C Exposure shall not exceed $10,000,000 and (ii) the aggregate principal amount of all Revolving Loans then outstanding plus the aggregate L/C Exposure then existing plus the aggregate principal amount of all Swingline Loans then outstanding shall not exceed the aggregate amount of the Revolving Commitments.

                  (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Final Maturity Date.

                  (d) Disbursement Procedures. The acceptance and payment of drafts under any Letter of Credit shall be made in accordance with the terms of such Letter of Credit and the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 500, as adopted or amended from time to time. The Issuing Bank shall be entitled to honor any drafts and accept any documents presented to it by the beneficiary of such Letter of Credit in accordance with the terms of such Letter of Credit and believed by the Issuing Bank in good faith to be genuine. The Issuing Bank shall not have any duty to inquire as to the accuracy or authenticity of any draft or other drawing documents which may be presented to it, but shall be responsible only to determine in accordance with customary commercial practices that the documents which are required to be presented before payment or acceptance of a draft under any Letter of Credit have been delivered and that they comply on their face with the requirements of that Letter of Credit.

                  (e) Participations. If the Issuing Bank shall make payment on any draft presented under a Letter of Credit (regardless of whether a Default, Event of Default or acceleration has occurred), the Issuing Bank shall give notice of such payment to the Administrative Agent and the Lenders and each Lender having a Revolving Commitment hereby authorizes and requests the Issuing Bank to advance for its account, pursuant to the terms hereof, its ratable portion of such payment (in accordance with its respective percentage of the aggregate Revolving Commitments) based upon its participation in the Letter of Credit and agrees promptly to reimburse the Issuing Bank in immediately available funds for the Dollar equivalent of the amount so advanced on its behalf by the Issuing Bank. If any such reimbursement is not made by any Lender in immediately available funds on the same day on which the Issuing Bank shall have made payment on any such draft, such Lender shall pay interest thereon to the Issuing Bank at a rate per annum equal to the Issuing Bank's cost of obtaining overnight funds in the New York Federal Funds Market for the first three days following the time when such Lender fails to make the required reimbursement, and thereafter at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin for Alternate Base Rate Loans.

                  (f) Reimbursement. If any draft is presented under a Letter of Credit, the payment of which is required to be made at any time on or before the Revolving Commitment Termination Date, then payment by the Issuing Bank of such draft shall constitute an Alternate Base Rate Loan hereunder and interest shall accrue from the date the Issuing Bank makes payment on such draft under such Letter of Credit. If any draft is presented under a Letter of Credit, the payment of which is required to be made after the Revolving Commitment Termination Date or at the time when an Event of Default or Default shall have occurred and be continuing, then the Borrower shall immediately pay to the Issuing Bank, in immediately available funds, the full amount of such draft together with interest thereon at a rate per annum of 2% in excess of the rate then in effect for Alternate Base Rate Loans from the date on which the Issuing Bank makes such payment of such draft until the date it receives full reimbursement for such payment from the Borrower. The Borrower further agrees that the Issuing Bank may reimburse itself for such drawing from the balance in the Cash Collateral Account or from the balance in any other account of the Borrower maintained with the Issuing Bank. To the extent that Lenders have made payments pursuant to paragraph (e) of this Section 2.18 to reimburse the Issuing Bank, then any amounts received by the Issuing Bank pursuant to either of the preceding two sentences shall be distributed among such Lenders and the Issuing Bank as their interests may appear.

                  (g) Obligations Absolute. The Borrower's obligation to reimburse all amounts drawn under each Letter of Credit as provided in paragraph
(f) of this Section 2.18 shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Credit Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Credit Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Affiliates, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

                  (h) Replacement of the Issuing Bank. The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.6. From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Credit Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Credit Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

                  (i) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the L/C Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (g) Section 7.1. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Credit Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for amounts it has disbursed pursuant to a Letter of Credit for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the L/C Exposure at such time or, if the maturity of the Loans has been accelerated, be applied to satisfy other obligations of the Borrower under this Credit Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

3.       REPRESENTATIONS AND WARRANTIES

                  The Borrower represents and warrants that the following are true and correct:

                  SECTION 3.1. Organization and Qualification. Each Transaction Party is a corporation or partnership duly organized, validly existing, and in good standing under the Applicable Laws of its state of incorporation or formation, as applicable. Each Transaction Party is qualified to do business in all jurisdictions where the nature of its business or Properties require such qualification. Set forth on Schedule 3.1 attached hereto is a complete and accurate listing with respect to the Borrower and each other Transaction Party, showing (a) the jurisdiction of its organization and its mailing address, which is the principal place of business and executive offices of each unless otherwise indicated, (b) the classes of Capital Stock and shares of Capital Stock issued and outstanding in each Transaction Party, and the numbers or amounts of each Transaction Party's Capital Stock authorized and outstanding,
(c) each record and beneficial owner of outstanding Capital Stock on the date hereof, indicating the ownership percentage, and (d) all outstanding options, rights, rights of conversion, purchase or repurchase, rights of first refusal, and similar rights relating to the Capital Stock of each Transaction Party. Except as set forth on Schedule 3.1 hereto, neither the Borrower, nor any other Transaction Party has agreed to grant or issue any options, warrants or similar rights to any Person to acquire any Capital Stock of the Borrower or any other Transaction Party. All Capital Stock of each Transaction Party is validly issued and fully paid. The Borrower has no knowledge of any share of Capital Stock of any Transaction Party being subject to any Lien, including any restrictions on hypothecation or transfer.

                  SECTION 3.2. Due Authorization; Validity. The board of directors of the Borrower and each other Transaction Party, or of its partners, as applicable, have duly authorized the execution, delivery, and performance of the Fundamental Documents to be executed by the Borrower and each other Transaction Party, as appropriate. Each Transaction Party has full legal right, power, and authority to execute, deliver, and perform under the Fundamental Documents to be executed and delivered by it. The Fundamental Documents constitute the legal, valid, and binding obligations of the Borrower and each other Transaction Party, as appropriate, enforceable in accordance with their terms (subject as to enforcement of remedies to any applicable Debtor Relief
Laws).

                  SECTION 3.3. Conflicting Agreements and Other Matters. The execution or delivery of any Fundamental Documents, and performance thereunder, does not conflict with, or result in a breach of the terms, conditions, or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien (other than in favor of Administrative

Agent) upon any Properties of the Borrower or any other Transaction Party under, or require any consent (other than consents described on Schedule 3.3 hereto), approval, or other action by, notice to, or filing with any Governmental Authority or Person pursuant to, any organizational document, bylaws, award of any arbitrator, or any agreement, instrument, or Applicable Law to which the Borrower or any other Transaction Party, or any of their Properties is subject.

                  SECTION 3.4. Financial Statements. (i) The audited financial statements of GCI and its Subsidiaries dated December 31, 2001 and delivered to the Administrative Agent, and (ii) the unaudited balance sheets of GCI and its Subsidiaries dated June 30, 2002 and delivered to the Administrative Agent each fairly present their financial position and the results of operations as of the dates and for the periods shown, all in accordance with GAAP. Such financial statements reflect all material liabilities, direct and contingent, of GCI and its Subsidiaries that are required to be disclosed in accordance with GAAP. As of the date of such financial statements, there were no Contingent Liabilities, liabilities for Taxes, forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments that are substantial in amount and that are not reflected on such financial statements or otherwise disclosed in writing to Administrative Agent. Since June 30, 2002, there has been no Material Adverse Effect except as disclosed in the Form 10-Q filed by GCI with respect to the fiscal quarter ended June 30, 2002. The Borrower and each other Transaction Party is Solvent. The Projections dated September 17, 2002 delivered to Administrative Agent were prepared in good faith and management believes them to be based on reasonable assumptions (each of which are stated in such statement) and to provide reasonable estimations of future performance as of the dates and for the periods shown for GCII, the Borrower and their Subsidiaries, subject to the uncertainty and approximation inherent in any projections. The Borrower's fiscal year ends on December 31.

                  SECTION 3.5. Litigation. Shown on Schedule 3.5 is, other than routine regulatory proceedings that occur in the ordinary course of business and which would not have a Material Adverse Effect, all Litigation that is pending and, to the Borrower's best knowledge, threatened against the Borrower or any other Transaction Party, any of their Properties or assets on the date hereof. There is no pending or, to the Borrower's best knowledge, threatened Litigation against the Borrower, any other Transaction Party or any of their Properties that could cause a Material Adverse Effect.

                  SECTION 3.6. Compliance With Laws Regulating the Incurrence of Indebtedness. No proceeds of any Loan will be used directly or indirectly to acquire any security in any transaction which is subject to Sections 13 and 14 of the Securities Exchange Act of 1934, as amended. The Borrower is not, nor is any other Transaction Party, engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Borrowing will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Following the Borrower's intended use of the proceeds of each Borrowing, not more than 25% of the value of the assets of the Borrower will be Margin Stock. The Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940, the Interstate Commerce Act (as any of the preceding acts have been amended), or any other Applicable Law that the incurring of Indebtedness by the Borrower would violate in any material respect, including without limitation Applicable Laws relating to common or contract carriers or the sale of electricity, gas, steam, water, or other public utility services. None of the Borrower and its Restricted Subsidiaries, nor any agent acting on their behalf, have taken or will knowingly take any action which might cause this Credit Agreement or any Fundamental Documents to violate any regulation of the Board or to violate the Securities Exchange Act of 1934, in each case as in effect now or as the same may hereafter be in effect.

                  SECTION 3.7. Licenses, Title to Properties, and Related Matters. Except as listed on Schedule 3.7(a) hereto, the Borrower and each other Transaction Party possess all material Authorizations necessary and appropriate to own and operate their businesses and to perform under the Fundamental Documents and are not in violation thereof in any material respect. All such Authorizations are in full force and effect, and no event has occurred that permits, or after notice or lapse of time could permit, the revocation, termination or material and adverse modification of any such Authorization, except those which in the aggregate could not reasonably be expected to cause a Material Adverse Effect. Schedule 3.7(a) shows the expiration date and/or termination date for each Authorization (other than FCC Licenses expected to be renewed in the ordinary course) in effect on the Closing Date. The Borrower is not, nor is any Subsidiary of the Borrower or GCII, in violation of any material duty or obligation required by the Communications Act of 1934, as amended, or any material rule or regulation of the FCC or any other Governmental Authority. There is not pending or, to the best knowledge of the Borrower, threatened, any action by the FCC or any other Governmental Authority to revoke, cancel, suspend or refuse to renew any License or Authorization of any Transaction Party. There is not pending or, to the best knowledge of the Borrower, threatened, any action by the FCC or any other Governmental Authority to modify adversely, revoke, cancel, suspend or refuse to renew any other Authorization of any Transaction Party. There is not issued or outstanding or, to the best knowledge of the Borrower, threatened, any notice of any hearing, violation or material complaint against the Borrower, GCII or any of the Restricted Subsidiaries with respect to the operation of any portion of its business and the Borrower has no knowledge that any Person intends to contest renewal of any Authorization. Each Transaction Party has requisite corporate or partnership power (as applicable) and legal right to own and operate its Property and to conduct its business. Each has good and indefeasible title (fee or leasehold, as applicable) to its Property, subject to no Lien of any kind, except Permitted Encumbrances. All of the assets of the Borrower and each other Transaction Party are located within the municipalities and borough locations described on Schedule 3.7(b). No Transaction Party is in violation of its respective articles of organization or incorporation (as applicable) or bylaws. None of the Transaction Parties is in violation of any Applicable Law, or material agreement or instrument binding on or affecting it or any of its Properties, the effect of which could reasonably be expected to cause a Material Adverse Effect. No business or Properties of GCII, the Borrower or any Restricted Subsidiary is affected by any drought, storm, earthquake, embargo, act of God or public enemy, or other casualty, the effect of which could reasonably be expected to cause a Material Adverse Effect.

                  SECTION 3.8. Outstanding Indebtedness and Liens. The Transaction Parties have no outstanding Indebtedness, Contingent Liabilities or Liens, except (i) Permitted Encumbrances or (ii) Indebtedness, Contingent Liabilities or Liens as shown on Schedule 3.8 hereto. No breach, default or event of default exists under any document, instrument or agreement evidencing or otherwise relating to any Funded Indebtedness of any Transaction Party, which could reasonably be expected to cause a Material Adverse Effect.

                  SECTION 3.9. Taxes. GCII, the Borrower and each Subsidiary of GCII and the Borrower has filed all federal, state, and other Tax returns (or extensions related thereto) which are required to be filed, and has paid all Taxes as shown on said returns, as well as all other Taxes, to the extent due and payable, except to the extent payment is contested in good faith and for which adequate reserves have been established therefor in accordance with GAAP. All Tax liabilities of GCII, the Borrower and each Subsidiary of GCII and the Borrower are adequately provided for on its books, including interest and penalties, and adequate reserves have been established therefor in accordance with GAAP. No income Tax liability of a material nature has been asserted by taxing authorities for Taxes in excess of those already paid, and no taxing authority has notified GCII, the Borrower or any Subsidiary of GCII or the Borrower of any deficiency in any Tax return.

                  SECTION 3.10. Compliance with ERISA. (a) Each Plan has been maintained and operated in all material respects in accordance with all Applicable Laws, including ERISA and the Code except to the extent that any failure thereof could not reasonably be expected to result in a material liability. Each Plan intended to qualify under Section 401(a) of the Code so qualifies except to the extent that any failure to so qualify could not reasonably be expected to result in a material liability. No Plan has an "accumulated funding deficiency," within the meaning of Section 412 of the Code or Section 302 of ERISA, or has applied for or received a waiver of the minimum funding standards or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA. No material liability has been, and no circumstances exist pursuant to which any such material liability could reasonably likely be, imposed upon any Transaction Party or ERISA Affiliate (i) under Sections 4971 through 4980B of the Code, Section 409, 502(i), 502(l) or 515 of ERISA, or under Title IV of ERISA with respect to any Plan or Multiemployer Plan, or with respect to any plan heretofore maintained by any Transaction Party or ERISA Affiliate, or any entity that heretofore was an ERISA Affiliate, or (ii) for the failure to fulfill any obligation to contribute to any Multiemployer Plan. Neither any Transaction Party nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA, no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated and, using actuarial assumptions and computation methods consistent with Part 1 of Subtitle E of Title IV of ERISA, the aggregate liabilities of the Transaction Parties and their ERISA Affiliates to all Multiemployer Plans in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan then ended would not exceed $1,000,000.

                  (b) Assuming none of the Lenders is using assets of any employee benefit plan subject to Title I of ERISA or any "plan" (within the meaning of Section 4975(e) of the Code) maintained by the Borrower or any of its ERISA Affiliates to make the Loans, the execution, delivery and performance of the Fundamental Documents and the consummation of the transactions contemplated hereby and thereby will not involve any "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code.

                  SECTION 3.11. Environmental Laws. The Borrower and each other Transaction Party has obtained all material environmental, health and safety permits, licenses and other material authorizations required under all applicable Environmental Laws to carry on its business as being conducted. On the Closing Date, there are no environmental liabilities of the Borrower or any other Transaction Party (with respect to any fee owned or leased Properties), except as disclosed and described in detail on Schedule 3.11 hereto. Each of such permits, licenses and authorizations is in full force and effect and the Borrower and each other Transaction Party is in compliance with the terms and conditions thereof, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply with any thereof could not reasonably be expected to cause a Material Adverse Effect. In addition, no written notice, notification, demand, request for information, citation, summons or order has been issued, no written complaint has been filed, no penalty has been assessed and no investigation or review is pending or, to the best knowledge of the Borrower or any other Transaction Party, threatened, by any Governmental Authority or other entity with respect to any alleged failure by the Borrower or any other Transaction Party to have any environmental, health or safety permit, license or other authorization required under any applicable Environmental Law in connection with the conduct of the business of the Borrower or any other Transaction Party or with respect to any generation, treatment, storage, recycling, transportation, discharge, disposal or release of any Hazardous Materials by the Borrower or any other Transaction Party. To the best knowledge of the Borrower and each other Transaction Party, there are no environmental liabilities of the Borrower or any other Transaction Party which could reasonably be expected to cause a Material Adverse Effect, nor has the Borrower or any such Transaction Party received any material environmental studies or reports in connection with any real Property. No Hazardous Materials are generated or produced at or in connection with the Properties and operations of any of the Borrower or any of the other Transaction Parties, nor have any Hazardous Materials been disposed of or otherwise released on or to any Property on which any operations of the Borrower or any other Transaction Parties are conducted, except in compliance with applicable Environmental Laws.

                  SECTION 3.12. Disclosure. Neither the Borrower nor any other Transaction Party has made a material misstatement of fact, or failed to disclose any material fact necessary to make the facts disclosed not misleading, in light of the circumstances under which they were made, to Administrative Agent or any Lender during the course of application for and negotiation of any Fundamental Documents or otherwise in connection with any Loans. There is no fact known to the Borrower or any other Transaction Party that materially adversely affects any of the Borrower's or any of the other Transaction Party's Properties or business, or that could constitute a Material Adverse Effect, and that has not been set forth in the Fundamental Documents or in other documents furnished to Administrative Agent or any Lender.

                  SECTION 3.13. Investments. The Transaction Parties have no Investments other than Investments (i) as described on Schedule 3.13 hereto or
(ii) as otherwise permitted by Section 6.9 hereof.

                  SECTION 3.14. Intellectual Property. The Borrower and each other Transaction Party has obtained all patents, patent rights or licenses, trademarks, trademark rights or licenses, service-marks, trade names, copyrights, copyright rights or licenses, software, rights and licenses to software, and other similar rights, (collectively, "Proprietary Rights") free from material restrictions, which are necessary for the operation of their respective businesses as presently conducted and as proposed to be conducted. On the Closing Date, the Borrower does not possess any Proprietary Rights other than those that are owned by the Transaction Parties or readily available at a reasonable cost or are transferable with the services, products or equipment in respect of which they are expected to be used. Nothing has come to the attention of the Borrower or any other Transaction Party to the effect that (a) any process, method, part or other material presently employed or contemplated to be employed by the Borrower or any other Transaction Party may or could reasonably be alleged to infringe any patent, trademark, service-mark, trade name, license or other right (except copyright) owned by any other Person, or (b) except as shown on Schedule 3.5 attached hereto, there is pending or threatened any claim or litigation against or affecting the Borrower or any other Transaction Party contesting its right to sell or use any such process, method, part or other material. Nothing has come to the attention of the Borrower or any other Transaction Party to the effect that any material presently contemplated to be employed by the Borrower or any other Transaction Party may or could reasonably be alleged to infringe any copyright owned by any other Person, except to the extent that any such infringement, when aggregated with all other copyright infringements, could not reasonably be expected to cause a Material Adverse Effect.

                  SECTION 3.15. Labor Matters. There are no collective bargaining agreements or Multiemployer Plans covering the employees of any Transaction Party or any Subsidiary of a Transaction Party, and no Transaction Party nor any Subsidiary of a Transaction Party has suffered any strikes, walkouts or work stoppages within the last three (3) years.

                  SECTION 3.16. Security Interest; Other Security. This Credit Agreement and the other Fundamental Documents, when executed and delivered and, upon the making of the initial Loan hereunder, will create and grant to the Administrative Agent for the benefit of the Lenders, upon (i) the timely filing of the appropriate UCC-1 Financing Statements with the filing offices listed on
Schedule 3.16 and (ii) the timely recording of the respective Amendments to Deeds of Trust with the recording offices listed on Schedule 3.16, valid and first priority perfected security interests in the Collateral subject only to Permitted Encumbrances.

                  SECTION 3.17. Agreements. (a) The Borrower is not in breach of, or default with respect to, the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument (including, without limitation, this Credit Agreement and the other Fundamental Documents to which it is a party, and the Borrower does not have any knowledge of any breach, default or anticipated breach by any other parties thereto, which breach or default, in either case, either individually or when aggregated with all other breaches of defaults, could have a Material Adverse Effect.

                  (b) Schedule 3.17 is a true and complete listing as of the Closing Date of all credit agreements, indentures, and other agreements related to any Indebtedness of the Transaction Parties, other than the Fundamental Documents. No Transaction Party is party to or obligated under any material agreement other than those (i) listed on Schedule 3.17 hereto or (ii) filed with the Securities and Exchange Commission. The Borrower has delivered or made available to the Administrative Agent a true and complete copy of each agreement described on Schedule 3.17, including all exhibits and schedules.

                  SECTION 3.18. Bank Accounts. A true and complete list of all deposit accounts appears on Schedule 3.18 hereto.

4.       CONDITIONS OF LENDING

                  SECTION 4.1. Conditions Precedent to Initial Revolving Loans, Term Loans or Letter of Credit. The obligation of the Issuing Bank to issue its initial Letter of Credit and of each Lender to make its initial Revolving Loan and the Term Loan or participate in the initial Letter of Credit is subject to the following conditions precedent:

                  (a) Partnership and Corporate Documents. The Administrative Agent shall have received, with copies for each of the Lenders:

                      (i) a copy of the articles or certificate of incorporation of each of the Borrower, each Transaction Party (other than AUSP), GCI Transport and Satco, certified as of a recent date by the Secretary of State (or the equivalent thereof) of Alaska (or, if any such Transaction Party is not incorporated or organized under the laws of Alaska, from the Secretary of State of such Transaction Party's jurisdiction of incorporation or organization);

                      (ii) a certificate of such Secretary of State (or the equivalent thereof) and of the franchise tax entity of Alaska (or, if any such Transaction Party is not incorporated or organized under the laws of Alaska, from the Secretary of State and the franchise tax entity of such Person's jurisdiction of incorporation or organization), if available, dated as of a recent date as to the good standing of, and payment of taxes by the Borrower, each Transaction Party (other than AUSP), GCI Transport and Satco;

                      (iii) a certificate of the Secretary of the Borrower, each Transaction Party (other than AUSP), GCI Transport and Satco, dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such party as in effect on the date of such certification, (B) in the case of each of the Transaction Parties (other than AUSP), GCI Transport and Satco, that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of such party authorizing the execution, delivery and performance of the Fundamental Documents to which it is a party and any other documents required or contemplated hereunder or thereunder and that such resolutions have not been amended, rescinded or supplemented and are currently in effect and (C) as to the incumbency and specimen signature of each officer of such party executing (as applicable) this Credit Agreement, the Notes, and any other Fundamental Document or any other document delivered by it in connection herewith or therewith (such certificate to contain a certification by another officer of such party as to the incumbency and signature of the officer signing the certificate referred to in this clause (iii));

                      (iv) with respect to AUSP, a certificate of the General Partners, dated the Closing Date, certifying that attached thereto is a true and complete copy of the Partnership Agreement of AUSP;

                      (v) with respect to AUSP, a certificate of the Secretary of State (or the equivalent thereof) of Alaska dated as of a recent date as to the good standing of AUSP; provided, however, that such a certificate shall not be required if the Secretary of State (or the equivalent thereof) of Alaska does not provide such a certificate with respect to general partnerships;

                      (vi) with respect to AUSP, a certificate of the General Partners, dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the resolution or authorization adopted by each of the General Partners authorizing the execution, delivery and performance of the Fundamental Documents to which AUSP is a party and any other documents required or contemplated hereunder or thereunder and that such resolution or authorization has not been amended, rescinded or supplemented and is currently in effect and (B) as to the incumbency and specimen signature of each officer or General Partner of AUSP executing the Credit Agreement and any other Fundamental Document or any other document delivered by it in connection herewith or therewith (such certificate to contain a certification by an officer or another General Partner of AUSP as to the incumbency and signature of the officer or General Partner signing the certificate referred to in this clause (vi)); and

                      (vii) such additional supporting documents as the Administrative Agent or its counsel or any Lender may reasonably request.

                  (b) Credit Agreement; Notes. The Administrative Agent shall have received this Credit Agreement and the Notes, all duly executed on behalf of the Borrower.

                  (c) Opinions of Counsel. The Administrative Agent shall have received the written opinions dated the Closing Date, addressed to the Administrative Agent and the Lenders and in form and substance satisfactory to the Administrative Agent and its counsel of (i) Sherman & Howard L.L.C., counsel to the Borrower and the other Transaction Parties, substantially in the form attached as Exhibit B-1 hereto, (ii) Mark R. Moderow, corporate counsel of GCI, substantially in the form attached as Exhibit B-2 hereto, (iii) Hartig Rhodes Hoge & Lekisch, P.C., Alaska counsel to the Borrower and the other Transaction Parties, substantially in the form attached as Exhibit B-3 hereto and (iv) Drinker, Biddle & Reath LLP, FCC counsel to the Borrower and GCI, substantially in the form attached as Exhibit B-4 hereto.

                  (d) No Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to the business, operations, performance, assets, properties, condition (financial or otherwise) or prospects of the Borrower or any of the Transaction Parties except as disclosed in the Form 10-Q filed by GCI with respect to the fiscal quarter ending June 30, 2002.

                  (e) Insurance. The Borrower shall have furnished the Administrative Agent with (i) a summary of all existing insurance coverage, (ii) evidence acceptable to the Administrative Agent that the insurance policies required by Section 5.2 have been obtained and are in full force and effect and
(iii) certificates of insurance with respect to all existing insurance coverage which certificates shall name Credit Lyonnais New York Branch, as Administrative Agent, as the certificate holder and shall evidence the Borrower's compliance with Section 5.2 with respect to all insurance coverage existing as of the Closing Date.

                  (f) Security and Other Documentation. On or prior to the Closing Date, the Administrative Agent shall have received (i) for filing all appropriate UCC-1 Financing Statements from each of the Transaction Parties necessary to perfect its security interest in the Collateral; (ii) in connection with the pledge by the Pledgors hereunder, the certificates representing the Pledged Interests and appropriate undated stock powers executed in blank; and
(iii) an amendment to each Deed of Trust substantially in the form of Exhibit H hereto.

                  (g) Security Interests in Collateral. On or prior to the Closing Date, the Administrative Agent shall have received evidence reasonably satisfactory to it that the Borrower and the other Transaction Parties have sufficient right, title and interest in and to the Collateral and other applicable assets which it purports to own (including appropriate licenses with respect to Proprietary Rights), as set forth in its financial statements and/or in the other documents presented to the Lenders to enable each such party to grant to the Administrative Agent for the benefit of the Lenders the security interests contemplated by the Fundamental Documents, and that all UCC-1 Financing Statements and other filings under Applicable Law necessary to provide the Administrative Agent for the benefit of the Lenders with a first priority perfected security interest in the collateral under any Fundamental Document (in each case subject to Permitted Encumbrances) have been filed or delivered to the Administrative Agent in satisfactory form for filing.

                  (h) Payment of Fees. All fees and expenses then due and payable by the Borrower or GCI to the Administrative Agent and the Lenders pursuant to the Fee Letter or otherwise in connection with the transactions contemplated hereby shall have been paid.

                  (i) Searches. The Administrative Agent shall have received UCC and tax liens searches satisfactory to it indicating that no other filings (other than in connection with Permitted Encumbrances) with regard to any collateral referred to in any Fundamental Document are of record in any jurisdiction in which it shall be necessary or desirable for the Administrative Agent to make a UCC filing in order to provide the Administrative Agent (for the benefit of the Lenders) with a perfected security interest in such collateral.

                  (j) Delivery of Material Agreements. The Administrative Agent shall have received copies of each of the Material Agreements listed on Schedule
3.17 hereto (certified by
an Authorized Officer of the Borrower) and the Lenders shall be satisfied with the terms and provisions thereof.

                  (k) Compliance with Laws. The Administrative Agent shall be satisfied that the transactions contemplated hereby and by the other Fundamental Documents will not violate any provision of Applicable Law.

                  (l) Required Consents and Approvals. The Administrative Agent shall be satisfied that all required consents and approvals have been obtained with respect to the loan transaction contemplated hereby and the transactions contemplated by the other Fundamental Documents from all Governmental Authorities with jurisdiction over the business and activities of the Transaction Parties, and any other entity whose consent or approval the Administrative Agent in its reasonable discretion deems necessary to such transactions.

                  (m) Approval of Counsel to the Administrative Agent. All legal matters incident to this Credit Agreement and the transactions contemplated hereby shall be reasonably satisfactory to counsel to the Administrative Agent.

                  (n) Intentionally Omitted.

                  (o) Existing Indebtedness. Simultaneously with the making of the initial Loans, all Indebtedness of the Borrower under the Existing Credit Agreements (and all other Indebtedness arising under an agreement listed on Schedule 3.17 scheduled to be paid at Closing) shall have been paid in full, the commitments of the lenders thereunder shall have been terminated and all security interest, liens and other encumbrances granted thereunder shall have been released.

                  (p) Restructuring of Transaction Parties. GCI Transport shall have declared a dividend to the Borrower consisting of all of the outstanding stock of GCI Fiber and Fiber Hold, pursuant to which each of GCI Fiber and Fiber Hold shall become direct, wholly owned Subsidiaries of the Borrower.

                  (q) Equity Contribution in the Borrower. GCII shall concurrently make a cash capital contribution in the Borrower of $15,000,000.

                  (r) Other Documents. The Administrative Agent shall have received such other documentation as the Administrative Agent may reasonably request.

                  SECTION 4.2. Conditions Precedent to Each Loan and Letter of Credit. The obligation of the Lenders to make each Loan (including the initial Revolving Loan, the Term Loan and participations under the initial Letter of Credit but excluding a continuation or conversion which does not increase the outstanding principal amount of the Loans) and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit is subject to the following conditions precedent:

                  (a) Notice. The Administrative Agent shall have received a notice with respect to such Borrowing or the Issuing Bank shall have received a notice with respect to such Letter of Credit as required by Article 2 hereof.

                  (b) Borrowing Certificate. Except in the case of the initial Loan or the initial Letter of Credit, the Administrative Agent shall have received a Borrowing Certificate with respect to such Borrowing, duly executed by an Authorized Officer.

                  (c) Representations and Warranties. The representations and warranties set forth in Article 3 hereof and in the other Fundamental Documents shall be true and correct in all material respects on and as of the date of each Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, hereunder (except to the extent that such representations and warranties expressly relate to an earlier date) with the same effect as if made on and as of such date.

                  (d) No Material Adverse Change. No material adverse change shall have occurred with respect to the business, operations, performance, assets, properties, condition (financial or otherwise) or prospects of the Borrower and the Transaction Parties individually or taken as a whole since June 30, 2002 except as disclosed in the Form 10-Q filed by GCI with respect to the fiscal quarter ending June 30, 2002.

                  (e) No Event of Default. On the date of each Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, the Borrower and each Transaction Party shall be in compliance with all of the terms and provisions set forth herein and in the other Fundamental Documents to be observed or performed by it and no Event of Default or Default shall have occurred and be continuing.

                  (f) Additional Documents. The Lenders and the Issuing Bank shall have received from the Borrower on the date of each Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, such documents and information as they may reasonably request relating to the satisfaction of the conditions in this Section 4.2.

Each request for a Borrowing (other than a continuation or conversion which does not increase the outstanding principal amount of the Loans) or the issuance, amendment, renewal or extension of a Letter of Credit shall be a representation and warranty by the Borrower on the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, as to the matters specified in paragraphs (c), (d), (e) and (f) of this Section 4.2.

5.       AFFIRMATIVE COVENANTS

                  From the date hereof and for so long as any Commitments shall be in effect, any Loan or any portion of the Obligations or any Letter of Credit is outstanding, or the Borrower or any other Transaction Party owes any other amount hereunder or under any other Fundamental Document, each Transaction Party agrees that, unless the Required Lenders shall otherwise consent in writing, each of them will:

                  SECTION 5.1. Compliance with Laws and Payment of Indebtedness. Comply with all Applicable Laws, including without limitation compliance with ERISA and all applicable federal and state securities laws, and pay its (a) Funded Indebtedness as and when due (or within any applicable grace period), unless payment thereof is being contested in good faith by appropriate proceedings and adequate reserves have been established therefor and (b) trade debt in accordance with its past practices, and in any event, before any trade creditor takes any action or terminates any relationship, except those disputes diligently contested in good faith by the Borrower and/or such Transaction Party, and for which appropriate reserves have been established in accordance with GAAP.

                  SECTION 5.2. Insurance. (a) Keep its offices and other insurable Properties adequately insured at all times by reputable insurers to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies similarly situated and in the same or similar businesses;

                  (b) maintain in full force and effect public liability (including liability insurance for all vehicles and other insurable Property) and worker's compensation insurance, in amounts customary for such similar companies to cover normal risks, by insurers satisfactory to the Administrative Agent;

                  (c) maintain business interruption insurance in amounts satisfactory to the Lenders;

                  (d) maintain other insurance as may be required by Applicable Law or reasonably requested by the Administrative Agent;

                  (e) cause all such above-described insurance (excluding worker's compensation insurance) to be endorsed as follows; (i) to provide for the benefit of the Lenders that 30 days' prior written notice of cancellation, termination, non-renewal or lapse or material change of coverage shall be given to the Administrative Agent; (ii) to name the Administrative Agent for the benefit of the Issuing Bank and the Lenders as a loss payee (except for third party liability insurance); (iii) to the extent that none of the Administrative Agent, the Issuing Bank nor the Lenders shall be liable for premiums or calls, name the Administrative Agent (for the benefit of the Lenders) as an additional insured; (iv) with respect to the property policies described in subsections (a) and (c) above, the interests of the Administrative Agent and the Lenders shall not be invalidated by any action or inaction of the Borrower, or any other person, and shall insure the Administrative Agent and the Lenders regardless of any breach or violation by the Borrower, or any other person, of any warranties, declarations or conditions of such policies; (v) inasmuch as the liability policies described in subsection (b) above are written to cover more than one insured, all terms conditions, insuring agreements and endorsements, with the exception of the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured; (vi) the insurers thereunder shall waive all rights of subrogation against the Administrative Agent and the Lenders, any right of setoff or counterclaim and any other right to deduction, whether by attachment or otherwise; and (vii) such insurance shall be primary without right of contribution of any other insurance carried by or on behalf of the Administrative Agent or any Lender with respect to its interests as such in this transaction;

                  (f) in the event of a recovery of any insurance loss relating to the Collateral, cause such recovery or amount to be deposited into an account maintained with the Administrative Agent for such purpose (the "Insurance Proceeds Account") in accordance with Section 2.10(b)(i) hereof; and

                  (g) Deliver evidence of renewal of each insurance policy on or before the date of its expiration, and from time to time deliver to the Administrative Agent, upon demand, evidence of the maintenance of such insurance.

                  SECTION 5.3. Inspection Rights. Permit the Administrative Agent or any Lender, upon one day's notice or such lesser notice as is reasonable under the circumstances, to examine and make copies of and abstracts from their records and books of account, to visit and inspect their Properties and to discuss their affairs, finances, and accounts with any of their directors, officers, employees, accountants, attorneys and other representatives, in each case, as the Administrative Agent or any Lender may reasonably request.

                  SECTION 5.4. Records and Books of Account; Changes in GAAP. Keep adequate records and books of account in conformity with GAAP. In connection with any change in the fiscal year or method or accounting of the Borrower or any Restricted Subsidiary after the date hereof, the Borrower and Lenders shall negotiate in good faith to make appropriate alterations to the covenants set forth in Sections 6.11, 6.12, 6.13 and 6.14 hereof, reflecting such change.

                  SECTION 5.5. Reporting Requirements. Furnish to each Lender and the Administrative Agent:

                  (a) As soon as available and in any event within 60 days after the end of the Borrower's fiscal quarters, (i) consolidated balance sheets of GCI and consolidating balance sheets of the Borrower and its Subsidiaries, as of the end of such quarter, and consolidated statements of income and statements of cash flows of GCI and GCII, and consolidating statements of income of the Borrower and its Subsidiaries, for the portion of the fiscal year ending with such quarter, setting forth, in comparative form, figures for the corresponding periods in the previous fiscal year, all in reasonable detail, and certified by an Authorized Officer as prepared in accordance with GAAP, and fairly presenting the financial position and results of operations of GCI, the Borrower and their Subsidiaries and (ii) for the Borrower and its Restricted Subsidiaries, comparisons and reconciliations of actual results to the budget delivered pursuant to Section 5.5(e) below for the fiscal quarter most recently ended, in reasonable detail and satisfactory to the Administrative Agent;

                  (b) As soon as available and in any event within 120 days after the end of each fiscal year, (i) consolidated balance sheets of GCI and GCII, and consolidating balance sheets of the Borrower and its Subsidiaries, as of the end of such fiscal year, and consolidated statements of income and cash flows of GCI, and consolidating statements of income of the Borrower and its Subsidiaries, for such fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an unqualified opinion of the Auditor, which opinion shall state that such financial statements were prepared in accordance with GAAP, that the examination by the Auditor in connection with such financial statements was made in accordance with generally accepted auditing standards, and that such financial statements present fairly the financial position and results of operations of GCI and its Subsidiaries and
(ii) for the Borrower and the Restricted Subsidiaries, all information set forth in (i) above in a separate presentation;

                  (c) Promptly upon receipt thereof, (i) copies of all material reports or letters submitted to the Borrower, GCII or any Subsidiary of the Borrower or GCII by the Auditor or any other accountants in connection with any annual, interim, or special audit, including without limitation the comment letter submitted to management in connection with any such audit, (ii) each financial statement, report, notice or proxy statement sent by GCI, GCII, the Borrower or any Restricted Subsidiary in writing to stockholders generally,
(iii) each regular or periodic report and any preliminary and final registration statement or prospectus filed by GCII, the Borrower or any Restricted Subsidiary with any securities exchange, with the Securities and Exchange Commission or any successor agency, and (iv) all press releases concerning material financial aspects of GCII, the Borrower or any Restricted Subsidiary;

                  (d) Together with each set of financial statements delivered pursuant to subsections (a) and (b) above, a Compliance Certificate executed by an Authorized Officer, which such Compliance Certificate must (i) certify that there has occurred no Default or Event of Default, and (ii) set forth the detailed calculations with respect to the financial covenants required by Sections 6.11, 6.12, 6.13 and 6.14 hereof;

                  (e) As soon as available and in any event not later than 30 days after the beginning of each fiscal year of the Borrower, the annual operating and Capital Expenditure budgets of the Borrower and the Restricted Subsidiaries for such fiscal year;

                  (f) (i) Promptly upon knowledge by the Borrower or any other Transaction Party of the occurrence of any Default or Event of Default, a notice from an Authorized Officer, setting forth the details of such Default or Event of Default, and the action being taken or proposed to be taken with respect thereto; and (ii) promptly upon knowledge by the Borrower or any other Transaction Party of the occurrence of any material adverse change regarding the financial condition, business, operations or prospects of any Unrestricted Subsidiary, a notice from an Authorized Officer, setting forth the details of such material adverse change and the action being taken or proposed to be taken with respect thereto;

                  (g) As soon as possible and in any event within five Business Days after knowledge thereof by the Borrower or any other Transaction Party, notice of any Litigation pending or threatened against the Borrower or any other Transaction Party which, if determined adversely, could reasonably be expected to result in a judgment, penalties, or damages in excess of $1,000,000 together with a statement of an Authorized Officer describing the allegations of such Litigation, and the action being taken or proposed to be taken with respect thereto;

                  (h) Promptly following notice or knowledge thereof by the Borrower or any other Transaction Party, notice of any actual or threatened loss or termination of any material Authorization of the Borrower or any other Transaction Party or any Unrestricted Subsidiary, together with a statement of an Authorized Officer describing the circumstances surrounding the same, and the action being taken or proposed to be taken with respect thereto;

                  (i) Promptly after filing or receipt thereof, copies of all reports and notices that the Borrower or any other Transaction Party or Unrestricted Subsidiary (i) files or receives in respect of any Plan with or from the Internal Revenue Service, the PBGC, or the United States Department of Labor, or (ii) furnishes to or receives from any holders of any Indebtedness or

Contingent Liability, if in either case, any information or dispute referred to therein either causes a Default or Event of Default, or could reasonably be expected to cause or result in a Default or an Event of Default;

                  (j) Within 30 days after renewal or issuance of any hazard, public liability, business interruption, or other insurance policy maintained by the Borrower or any other Transaction Party, a copy of the binder or insurance certificate (showing Administrative Agent, on behalf of the Borrower or such Transaction Party, as loss payee or additional insured, as appropriate);

                  (k) As soon as possible, and in any event within 10 days after receipt by the Borrower or any other Transaction Party, a copy of (a) any notice or claim to the effect that the Borrower or any other Transaction Party is or may be liable to any Person as a result of the release by the Borrower, any other Transaction Party or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Borrower or any other Transaction Party, which could reasonably be expected to, in either case, cause a Material Adverse Effect; and

                  (l) Promptly upon request, such other information concerning the condition or operations of the Borrower, any other Transaction Party, Unrestricted Subsidiary and any of their Affiliates, financial or otherwise, as the Administrative Agent, Issuing Bank or any Lender may from time to time reasonably request.

                  SECTION 5.6. Use of Proceeds. The proceeds of the Loans shall be available, and the Borrower shall use such proceeds, (a) to refinance all outstanding Indebtedness under the AUSP Credit Agreement and the B of A Credit Agreements, (b) to finance the payment of all fees and expenses related to such refinancings, and (c) for general corporate purposes (other than the making or incurrence of any obligation to make any Permitted New Fiber Cap Ex).

                  SECTION 5.7. Maintenance of Existence and Assets. Except as provided by Section 6.6 of this Credit Agreement, maintain its corporate existence, authority to do business in the jurisdictions in which it is necessary for the Borrower or such Transaction Party to do so, and all Authorizations necessary for the operation of any of their businesses. The Borrower shall maintain, and shall cause each other Transaction Party to maintain, the assets necessary for use in their respective businesses in good repair, working order and condition, and make all such repairs, renewals and replacements thereof as may be reasonably required.

                  SECTION 5.8. Payment of Taxes. The Borrower and GCII will and will cause all Subsidiaries of GCII and the Borrower to, promptly pay and discharge all lawful Taxes imposed upon it or upon its income or profit or upon any Property belonging to it, unless such Tax shall not at the time be due and payable, or if the validity thereof shall currently be contested on a timely basis in good faith by appropriate proceedings (provided that the enforcement of any Liens arising out of any such nonpayment shall be stayed or bonded during the proceedings) and adequate reserves with respect to such Tax shall have been established in accordance with GAAP.

                  SECTION 5.9. ERISA Plan Compliance and Reports. Furnish to the Administrative Agent (i) as soon as possible, and in any event within ten (10) days after any executive officer of a Transaction Party has knowledge that (A) any Reportable Event with respect to any Plan has occurred, a statement of an executive officer of the Transaction Party, setting forth on behalf of such Transaction Party details as to such Reportable Event and the action which it proposes to take with respect thereto, together with a copy of the notice, if any, required to be filed of such Reportable Event given to the PBGC or (B) an accumulated funding deficiency has been incurred or an application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard or an extension of any amortization period under Section 412 of the Code with respect to a Plan or Multiemployer Plan has been or is proposed to be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA, proceedings have been instituted to terminate a Plan if such Plan is subject to Title IV of ERISA, an action has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Multiemployer Plan, or any such Transaction Party or ERISA Affiliate will incur any liability to or on account of the termination of or withdrawal from a Plan subject to Title IV of ERISA or Multiemployer Plan under Section 4062, 4063, 4201 or 4204 of ERISA, a statement of an executive officer of the Transaction Party, setting forth details as to such event and the action the applicable Transaction Party proposes to take with respect thereto, (ii) promptly upon reasonable request of the Administrative Agent, copies of each annual and other report with respect to each Plan and (iii) promptly after receipt thereof, a copy of any notice any Party or ERISA Affiliate may receive from the PBGC relating to the PBGC's intention to terminate any Plan subject to Title IV of ERISA or to appoint a trustee to administer any Plan subject to Title IV of ERISA.

                  SECTION 5.10. Authorizations and Material Agreements. The Borrower and GCII shall, and shall cause the Restricted Subsidiaries to, obtain and comply in all material respects with all FCC Licenses relating to their business or the performance of their obligations under the Fundamental Documents. The Borrower and GCII shall, and shall cause the Restricted Subsidiaries to, obtain and comply in all material respects with all Authorizations relating to their business or the performance of their obligations under the Fundamental Documents, except to the extent failure to do so could not reasonably be expected to cause or result in a Material Adverse Effect. The Borrower shall, and shall cause all other Transaction Parties to, maintain and comply in all material respects with all agreements necessary or appropriate for any of them to own, maintain, or operate any of their businesses or Properties or to perform their obligations under the Fundamental Documents.

                  SECTION 5.11. Further Assurances. The Borrower shall, and shall cause each other Transaction Party to, make, execute or endorse, and acknowledge and deliver or file or cause the same to be done, all such vouchers, invoices, notices, certifications and additional agreements, undertakings, conveyances, deeds of trust, mortgages, security agreements, transfers, assignments, financing statements or other assurances, and take any and all such other action, as Administrative Agent may, from time to time, deem reasonably necessary or proper in connection with any Transaction Party's obligations under any of the Fundamental Documents and the obligations of the Borrower thereunder, or for better assuring and confirming unto Administrative Agent all or any part of the security for any of the Obligations, including, without limitation, an Account Control Agreement with respect to each bank account held by the Transaction Parties, duly executed by the applicable Transaction Party and the financial institution party thereto (including, without limitation, all deposit accounts, securities accounts and other accounts listed on Schedule 3.18 hereto) and delivered to the Administrative Agent within thirty (30) days after the Closing Date.

                  SECTION 5.12. Public Debt Rating. The Borrower shall maintain a public debt rating from a rating agency, which rating agency is acceptable to the Administrative Agent.

                  SECTION 5.13. Subsidiaries. Deliver to the Administrative Agent reasonably promptly after formation or acquisition of any new Subsidiary which is not an Unrestricted Subsidiary (but in any event prior to commencement of operations by such Subsidiary), an Instrument of Assumption and Joinder executed by such Subsidiary, appropriate UCC-1 Financing Statements, mortgages and/or other security documents, organizational documents and written opinions of counsel, all as may be reasonably requested by the Administrative Agent or its counsel and all in form and substance reasonably satisfactory to the Administrative Agent and its counsel and if applicable, certificates or other instruments (if any) representing 100% of the stock or other equity interests of such Subsidiary acquired by a Transaction Party together with an undated stock power (or other appropriate document) executed in blank for each such certificate or other instrument.

6.       NEGATIVE COVENANTS

                  From the date hereof and for so long as any Commitment shall be in effect, any loan or any portion of the obligations or any Letter of Credit is outstanding, or the Borrower or any Transaction Party owes any other amount hereunder or under any other Fundamental Document, each Transaction Party agrees that, unless the Required Lenders shall otherwise consent in writing, it will not:

                  SECTION 6.1. Indebtedness. Create, incur, assume, become or be liable in any manner in respect of, or suffer to exist, any Indebtedness, except
(a) Indebtedness under the Fundamental Documents, (b) Indebtedness under the Senior Notes and other Indebtedness in existence on the date hereof as shown on
Schedule 3.8 hereto, and renewals, extensions (but not increases), and refinancings thereof on terms substantially similar thereto and on terms no more restrictive (provided, that the maturity date for any such refinancing is no earlier than twelve (12) months beyond the maturity of the Indebtedness being refinanced), (c) Indebtedness permitted to be incurred as Contingent Liabilities pursuant to Section 6.2 hereof, (d) Indebtedness owed by the Borrower to any of the Restricted Subsidiaries or owed by any of the Restricted Subsidiaries to the Borrower or another Restricted Subsidiary (other than Indebtedness owed by AUSP to such Person) and (e) Indebtedness incurred under a subordinated credit facility, provided that (i)the principal amount of such indebtedness shall not exceed $58,000,000 outstanding at any one time, (ii) the maturity date of such facility is at least twelve months after the Final Maturity Date, (iii) the proceeds from such facility will be used solely to build or purchase (pursuant to documentation satisfactory to the Administrative Agent) new submarine fiber capacity between Alaska and the lower forty-eight states, which new capacity shall at all times be subject to a senior lien in favor of the Administrative Agent and the Lenders and (iv) such facility is on terms otherwise reasonably acceptable in all respects to the Administrative Agent in its sole discretion.

                  SECTION 6.2. Contingent Liabilities. Create, incur, assume, become or be liable in any manner in respect of, or suffer to exist, any Contingent Liabilities, except (a) Contingent Liabilities under or relating to this Credit Agreement and the other Fundamental Documents, (b) Contingent Liabilities in existence on the Closing Date, as shown on Schedule 3.8 hereto,
(c) Contingent Liabilities resulting from the endorsement of negotiable instruments for collection in the ordinary course of business, (d) utility bonds and other similar bonds entered into in the ordinary course of business and (e) Guarantees of the obligations of other members of the Restricted Group; provided that the underlying obligations being so guaranteed are otherwise permitted to be incurred pursuant to the terms hereof.

                  SECTION 6.3. Liens. Create or suffer to exist any Lien upon any of its Collateral or any of its Property, except Permitted Encumbrances.

                  SECTION 6.4. Dispositions of Assets. Sell, lease, assign, or otherwise dispose of any assets of the Borrower or any Restricted Subsidiary, or otherwise consummate any Asset Sale, except (a) sales or dispositions of inventory in the ordinary course of business, (b) sales or other dispositions of obsolete or useless assets in the ordinary course of business, (c) so long as there exists no Default or Event of Default both before and after giving effect to such disposition, Asset Sales in an aggregate amount over the term of this Credit Agreement not to exceed $20,000,000, (d) sales, discounts or other dispositions of receivables made pursuant to Section 6.20 and (e) sales or other dispositions solely between members of the Restricted Group (items (a) through (e) collectively referred to herein as "Permitted Dispositions"), the proceeds of which repay the outstanding Obligations in accordance with the terms of
Section 2.10 hereof, as applicable.

                  SECTION 6.5. Distributions and Restricted Payments. Make any Restricted Payments, other than (a) so long as there exists no Default or Event of Default both before and after giving effect to any such Restricted Payment, the Borrower or any Transaction Party may make Restricted Payments in the form of Distributions to GCII in an amount not in excess of cash income Taxes attributable to income from the Borrower and its Restricted Subsidiaries (and GCII may make Restricted Payments in such amounts in the form of Distributions to GCI), and scheduled cash interest payments required to be paid by GCII under the Senior Notes, provided that, the Lenders agree that in no event shall the opening phrase of this subsection (a) prohibit the payment of any such Distribution by the Borrower or payment of interest by GCII on the Senior Notes for more than 180 days in any consecutive 360-day period, unless there exists an Event of Default under Section 7.1(a) hereof (whether by acceleration or otherwise), (b) the Transaction Parties (i) may make required Restricted Payments (but not non-mandatory prepayments) on Funded Indebtedness incurred in accordance with the terms of Section 6.1 (but with respect to the Senior Notes, only payments of cash interest which accrues thereon) hereof, and (ii) may make payments of income Taxes, (c) so long as there exists no Default or Event of Default both before and after giving effect to any such Restricted Payment, Distributions payable with respect to the preferred stock of GCI outstanding on the date hereof, not to exceed $2,200,000 annually in the aggregate, (d) so long as there exists no Default or Event of Default both before and after giving effect to any such Restricted Payments, Restricted Payments made exclusively out of Excess Cash Flow up to a maximum amount of $15,000,000 reduced by the aggregate amount of investments made in accordance with Section 6.9(f) and further reduced by the amount of

Restricted Payments made in accordance with Section 6.5(e), and (e) dividends by the Borrower to GCII on the Closing Date in an amount not exceeding $15,000,000.

                  SECTION 6.6. Merger; Consolidation. Merge into or consolidate with any Person except (a) any Wholly-Owned Subsidiary may merge or consolidate with another Wholly-Owned Subsidiary, and (b) any Wholly-Owned Subsidiary may merge with the Borrower provided that the Borrower is the surviving entity.

                  SECTION 6.7. Business. Change the nature of its business as now conducted.

                  SECTION 6.8. Transactions with Affiliates. Enter into or be party to a transaction with any Affiliate, except on terms no less favorable than could be obtained on an arm's-length basis with a Person that is not an Affiliate. Notwithstanding the foregoing limitation, the Borrower and the Transaction Parties may enter into or suffer to exist the following: (i) any transaction pursuant to any contract in existence on the Closing Date on the terms of such contract as in effect on the Closing Date; (ii) any transaction or series of transactions between the Borrower and one or more of its Restricted Subsidiaries or between two or more of its Restricted Subsidiaries; (iii) any Restricted Payment permitted to be made pursuant to Section 6.5; (iv) the payment of compensation by GCII, the Borrower or any of its Subsidiaries (including, amounts paid pursuant to employee benefit plans) in the ordinary course of business for the personal services of officers, directors and employees of the Borrower or any of its Restricted Subsidiaries, so long as the Board of Directors of GCI and the Borrower in good faith shall have approved the terms thereof and deemed the services theretofore or thereafter to be performed for such compensation or fees to be fair consideration therefor; (v) loans and advances permitted under Section 6.9(c); and (vi) payment of loans existing on the date hereof owed by an employee or director of a Transaction Party with the Capital Stock of GCI.

                  SECTION 6.9. Loans and Investments. Make any loan, advance, extension of credit or capital contribution to, or make or have any Investment in, any Person, or make any commitment to make any such extension of credit or Investment, or make any acquisition of the stock or assets of any other Person, except the following (each, a "Permitted Investment"): (a) Investments existing on the date hereof and contemplated by the terms of this Credit Agreement, each as shown on Schedule 3.13 hereto, (b) Investments in Cash Equivalents, (c) Investments constituting advances or loans in the ordinary course of business to officers and employees consistent with past practices, provided that such loans and advances made in cash do not exceed $5,000,000 outstanding at any one time,
(d) Investments in accounts receivable arising in the ordinary course of business, (e) Investments by the Borrower in any of the Restricted Subsidiaries or by any of the Restricted Subsidiaries in the Borrower or another Restricted Subsidiary (other than Investments by such Person in AUSP) or by GCII in any member of the Restricted Group, (f) Investments of up to $5,000,000 in any consecutive four-quarter period (as measured on September 30, 2003, March 31, 2004 and September 30, 2004; provided, that during such any four-quarter period, the aggregate amount of such Investments plus any Capital Expenditures which in the aggregate exceed $25,000,000 shall not exceed 50% of any Excess Cash Flow generated during such four-quarter period and (g) the acquisition of the Capital Stock of GCI to pay compensation pursuant to Section 6.8(iv).

                  SECTION 6.10. Fiscal Year and Accounting Method. Change its fiscal year or method of accounting, except as may be required by GAAP.

                  SECTION 6.11. Total Leverage Ratio. At any time during the term hereof, permit the Total Leverage Ratio to be greater than 4.5:1.

                  SECTION 6.12. Senior Secured Leverage Ratio. At any time during the term hereof, permit the Senior Secured Leverage Ratio to be greater than 2.25:1.

                  SECTION 6.13. Interest Coverage Ratio. At any time during the term hereof, permit the Interest Coverage Ratio to be less than 2.50:1.

                  SECTION 6.14. Capital Expenditures. The Transaction Parties and, solely for purposes of determining compliance with this Section 6.14, GCI Transport and Satco, shall not make or incur any obligation to make Capital Expenditures (other than Permitted New Fiber Cap Ex) in any consecutive four quarter period (as measured on September 30, 2003, March 31, 2004 and September 30, 2004) which in the aggregate exceed $25,000,000 plus the amount by which 50% of any Excess Cash Flow generated during such four-quarter period exceeds the amount of any Investments made pursuant to Section 6.9(f) above during such four-quarter period.

                  SECTION 6.15. Issuance of Partnership Interest and Capital Stock; Amendment of Articles and By-Laws. Except in connection with the transactions consummated on or prior to the Closing Date, and except (i) as permitted in Section 6.4 or Section 6.6 hereof or (ii) as contemplated in the definition of Permitted New Fiber Cap Ex, issue, sell or otherwise dispose of any Capital Stock of any Transaction Party, or any options or rights to acquire such Capital Stock not issued and outstanding on the Closing Date. The Borrower shall not amend its articles of organization or bylaws and the Borrower shall not permit any of the other Transaction Parties to amend its articles of organization or bylaws or partnership agreement, as applicable, except, so long as there exists no Default or Event of Default both prior to and after giving effect to such amendment, and after written notice to the Administrative Agent, the Borrower or any of the other Transaction Parties may make (i) changes to comply with Applicable Law and (ii) changes immaterial in nature.

                  SECTION 6.16. Change of Ownership. Except as permitted by
Section 6.4 or Section 6.6 hereof, permit any decrease in the ownership of the Borrower and each Guarantor from the ownership thereof as of the date hereof as disclosed on Schedule 3.1 hereto.

                  SECTION 6.17. Sale and Leaseback. Enter into any arrangement whereby it sells or transfers any of its assets, and thereafter rents or leases such assets other than the leaseback of assets disposed of pursuant to Section 6.4(c) hereof.

                  SECTION 6.18. Compliance with ERISA. Engage in a "prohibited transaction," as defined in Section 406 of ERISA or Section 4975 of the Code, with respect to any Plan or Multiemployer Plan or knowingly consent to any "party in interest" or any "disqualified person", as such terms are defined in
Section 3(14) or ERISA and Section 4975(e)(2) of the Code, respectively, engaging in any "prohibited transaction", with respect to any Plan or Multiemployer Plan; or permit any Plan to incur any "accumulated funding deficiency", as defined in Section 302 of ERISA or Section 412 of the Code; or terminate any Plan in a manner which could result in the imposition of a Lien on any property of any Transaction Party, any Subsidiary of a Transaction Party or any ERISA Affiliate pursuant to Section 4068 of ERISA; or breach or knowingly permit any employee or officer or any trustee or administrator of any Plan to breach any fiduciary responsibility imposed under Title I of ERISA with respect to any Plan; engage in any transaction which would result in the incurrence of a liability under
Section 4069 of ERISA; or fail to make contributions to a Plan or Multiemployer Plan which could result in the imposition of a Lien on any property of any Transaction Party, any Subsidiary of a Transaction Party or any ERISA Affiliate pursuant to Section 302(f) of ERISA or Section 412(n) of the Code, if the occurrence of any of the foregoing events (alone or in the aggregate) would result in a liability which has a Material Adverse Effect.

                  SECTION 6.19. Derivative Exposure. Enter into or become liable in respect of any Derivative Contract except for bonafide hedging purposes in the ordinary course of business.

                  SECTION 6.20. Sale of Receivables. Sell, discount or otherwise dispose of any receivables owing to any Transaction Party except (i) for purposes of collection in the ordinary course of business, (ii) in connection with the sale of the related Transaction Party, Subsidiary or property to the extent not prohibited by Section 6.4 hereof or (iii) the disposition or reversal of up to $13,000,000 of certain Worldcom accounts receivable.

                  SECTION 6.21. Amendments to Material Agreements. Amend or change any Material Agreements of the Borrower in any manner that is material and adverse to the Lenders except with the prior written consent of Required Lenders, or amend or change any Fundamental Document other than with the prior written consent of the Lenders pursuant to Section 13.10 hereof, nor shall the Borrower or any other Transaction Party change or amend (or take any action or fail to take any action the result of which is an effective amendment or change) or accept any waiver or consent with respect to any Material Agreements that is material and adverse to the Lenders except with the prior written consent of Required Lenders.

                  SECTION 6.22. Limitation on Restrictive Agreements. Other than in connection with the Senior Notes or a subordinated facility entered into in accordance with Section 6.1(e), enter into any indenture, agreement, instrument, fundamental document or other arrangement which, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon: (a) the incurrence of Indebtedness,
(b) the granting of Liens (except for provisions contained in Capital Leases of property that are permitted hereunder that limit Liens only on the specific property subject to the Capital Lease and, except for Liens in favor of the Administrative Agent and the Lenders), (c) the making or granting of Guarantees,
(d) the payment of dividends or Distributions, (e) the purchase, redemption or retirement of any Capital Stock, (f) the making of loans or advances, (g) transfers or sales of property or assets (including Capital Stock) by the Borrower or any of the Restricted Subsidiaries, (h) the making of Investments or acquisitions, or (i) any change of control or management, other than with respect to leases or service contracts entered into the ordinary course of business which are not material.

7.       EVENTS OF DEFAULT

                  SECTION 7.1. Events of Default. Any one or more of the following shall be an "Event of Default" hereunder, if the same shall occur for any reason whatsoever, whether voluntary or involuntary, by operation of law, or otherwise:

                  (a) The Borrower shall fail to pay (i) any principal on any Note when due; or (ii) any interest on any Note within three days after the same becomes due; or (iii) any Commitment Fees, other fees, or other amounts payable under any Fundamental Document within five days after the same becomes due;

                  (b) Any representation or warranty made or deemed made by the Borrower or any other Transaction Party (or any of its officers or representatives) under or in connection with any of the Fundamental Documents shall prove to have been incorrect or misleading in any material respect when made or deemed made;

                  (c) The Borrower or any other Transaction Party shall fail to perform or observe any term or condition contained in Article 5 hereof (except
Section 5.5(f) hereof) which is not remedied within thirty days after the earlier of (i) actual knowledge of such breach by GCII, the Borrower or any of the Restricted Subsidiaries of such breach and (ii) written notice from the Administrative Agent or any Lender of such breach;

                  (d) The Borrower or any other Transaction Party shall fail to perform or observe any term or covenant contained in Article 6 hereof or in
Section 5.5(f) hereof;

                  (e) Any Transaction Party shall fail to perform or observe any other term or covenant contained in any Fundamental Document, other than those described in Sections 7.1(a), (b), (c) and (d) hereof which is not remedied within thirty days after the earlier of (i) actual knowledge of such breach by GCII, the Borrower or any of the Restricted Subsidiaries of such breach and (ii) written notice from the Administrative Agent or any Lender of such breach;

                  (f) Any Fundamental document or material provision thereof shall, for any reason, not be valid and binding on the Transaction Party signatory thereto, or not be in full force and effect, or shall be declared to be null and void; the validity or enforceability of any Fundamental Document shall be contested by any Transaction Party; any Transaction Party shall deny that it has any or further liability or obligation under its respective Fundamental Documents that has not been satisfied; or any default or breach under any provision of any Fundamental Documents shall continue after the applicable grace period, if any, specified in such Fundamental Document;

                  (g) Any of the following shall occur: (i) any Transaction Party, GCI Transport or Satco shall make an assignment for the benefit of creditors or be unable to pay its debts generally as they become due; (ii) any Transaction Party, GCI Transport or Satco shall petition or apply to any Governmental Authority for the appointment of a trustee, receiver, or liquidator of it, or of any substantial part of its assets, or shall commence any proceedings relating to any Transaction Party, GCI Transport or Satco under any Debtor Relief Law, whether now or hereafter in effect; (iii) any such petition or application shall be filed, or any such proceedings shall be commenced, against any Transaction Party, GCI Transport or Satco, or an order, judgment or decree shall be entered appointing any such trustee, receiver, or liquidator, or approving the petition in any such proceedings and such petition, application or proceedings shall continue undismissed for 30 days or such order, judgment or decree shall continue unstayed and in effect for 30 days; (iv) any final order, judgment, or decree shall be entered in any proceedings against any Transaction Party, GCI Transport or Satco decreeing its dissolution; or (v) any final order, judgment, or decree shall be entered in any proceedings against any Transaction Party, GCI Transport or Satco decreeing its split-up which requires the divestiture of a substantial part of its assets;

                  (h) Any Transaction Party, GCI Transport or Satco shall fail to pay any Indebtedness or Contingent Liability with an outstanding principal or face amount of $5,000,000 or more when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness or Contingent Liability; or any Transaction Party shall fail to perform or observe any term or covenant contained in any agreement or instrument relating to any such Indebtedness or Contingent Liability, when required to be performed or observed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, and can result in acceleration of the maturity of such Indebtedness or Contingent Liability; or any such Indebtedness or Contingent Liability shall be declared to be due and payable, or required to be prepaid (other than by a required prepayment), prior to the stated maturity thereof;

                  (i) Any Transaction Party shall have any judgment(s) outstanding against it for the payment of $1,000,000 or more, and such judgment(s) shall remain unstayed, in effect, uncontested and unpaid for a period of 30 days;

                  (j) (i) Any Authorization necessary for the ownership or essential for the operation of the business of any Transaction Party, GCI Transport or Satco, shall expire, and on or prior to such expiration, the same shall not have been renewed or replaced by another Authorization authorizing substantially the same operations; or (ii) any such Authorization shall be canceled, revoked, terminated, rescinded, annulled, suspended or modified in a materially adverse respect, or shall no longer be in full force and effect, or the grant or the effectiveness thereof shall have been stayed, vacated, reversed or set aside, and such action shall be no longer subject to further administrative or judicial review; or (iii) the FCC shall have issued, on its own initiative and not upon the complaint of or at the request of a third party, any hearing designation order in any non-comparative license renewal proceeding or any license revocation proceeding involving any FCC License or Authorization of any Transaction Party, GCI Transport or Satco; or (iv) in any non-comparative license renewal proceeding or license revocation proceeding initiated by the FCC upon the complaint of or at the request of a third party or any comparative (i.e., multiple applicant) license renewal proceeding, in each case involving any FCC License or Authorization of any Transaction Party or Satco; any administrative law judge of the FCC (or successor to the functions of an administrative law judge of the FCC) shall have issued an initial decision to the effect that any Transaction Party, GCI Transport or Satco lacks the basic qualifications to own or operate any portion of its business or is not deserving of a renewal expectancy, and such initial decision shall not have been timely appealed or shall otherwise have become an order that is final and no longer subject to further administrative or judicial review (provided, however, that none of the foregoing events described in clauses (i), (ii), (iii) or (iv) of this Section 7.1(j) shall constitute an Event of Default if such expiration, cancellation, revocation or other loss would not materially adversely affect the value of the Collateral or the ability of any Transaction Party, GCI Transport or Satco to perform its obligations under the Fundamental Documents to which it is a party);

                  (k) (i) Failure by any Transaction Party or ERISA Affiliate to make any contributions required to be made to a Plan subject to Title IV of ERISA or a Multiemployer Plan, (ii) any accumulated funding deficiency (within the meaning of Section 4971(c) of the Code) shall exist with respect to any Plan (whether or not waived), (iii) failure by any Plan to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or an extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, (iv) any Transaction Party or ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability to such Multiemployer Plan, or that a Multiemployer Plan is in reorganization or is being terminated, (v) a Reportable Event with respect to a Plan shall have occurred, (vi) the withdrawal by any Transaction Party or ERISA Affiliate from a Plan during a plan year in which it was a substantial employer (within the meaning of Section 4001(a)(2) or 4062(e) of ERISA), (vii) the termination of a Plan, or the filing of a notice of intent to terminate a Plan under Section 4041(c) of ERISA, (viii) the institution of proceedings to terminate, or the appointment of a trustee with respect to, a Plan by the PBGC,
(ix) any other event or condition which could constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or (x) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA as to any Transaction Party or ERISA Affiliate; and the occurrence of any of the foregoing events, individually or in the aggregate, could reasonably be expected to result in a liability in excess of $1,000,000;

                  (l) The Borrower or any Transaction Party shall be required under any Environmental Law (i) to implement any remedial, neutralization, or stabilization process or program, the cost of which could constitute a Material Adverse Effect, or (ii) to pay any penalty, fine, or damages in an aggregate amount of $1,000,000 or more;

                  (m) Any Property (whether leased or owned) of any Transaction Party, or the operations conducted thereon by any of them or any current or prior owner or operator thereof (in the case of real Property), shall violate or have violated any applicable Environmental Law, if such violation could constitute a Material Adverse Effect; or any Transaction Party shall not obtain or maintain any license required to be obtained or filed under any Environmental Law in connection with the use of such Property and assets, including without limitation past or present treatment, storage, disposal, or release of Hazardous Materials into the environment, if the failure to obtain or maintain the same could constitute a Material Adverse Effect;

                  (n) Any Fundamental Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien in the Collateral (subject to Permitted Encumbrances) purported to be covered thereby and the value of such Collateral, singly or in the aggregate, equals or exceeds $1,000,000;

                  (o) The occurrence of any Change of Control;

                  (p) At any time, (i) less than 100% of the Capital Stock of the Borrower, the Restricted Subsidiaries and the Guarantors owned by a Transaction Party (except the Capital Stock of GCII does not have to be pledged) shall be pledged to the Lenders to secure the Obligations pursuant to a first and prior perfected Lien (subject to inchoate tax liens), (ii) all or any portion of the Collateral constituting any system or systems which service 5% or more of the customers of the Borrower and the Restricted Subsidiaries ("Significant Segment"), or all or any portion of the Pledged Interests shall be the subject of any proceeding instituted by any Person, (iii) there shall exist any litigation or overtly threatened litigation with respect to all or any portion of the Collateral constituting a Significant Segment or all or any portion of the Pledged Interests which litigation could reasonably be expected to have a Material Adverse Effect; (iv) all or any portion of the Collateral constituting a Significant Segment shall be the subject of any legal proceeding instituted by any Person other than a Lender or Administrative Agent (except in connection with any Lender's exercise of any remedies under the Fundamental Documents) which litigation could reasonably be expected to have a Material Adverse Effect; (v) any document or instrument creating or granting a security interest or Lien in any Collateral shall for any reason fail to create a valid first priority security interest (subject to Permitted Encumbrances and the Prior Stock Lien) in any Collateral purported to be covered thereby; or (vi) any material portion of the Collateral shall not be subject to a prior perfected security interest (subject to Permitted Encumbrances), or be subject to attachment, levy or replenishment, unless such attachment, levy or replenishment shall be stayed, or bonded in an amount substantially equal to the fair market value of such Property and only for so long as such stay or bond exists;

                  (q) (i) A petition or complaint is filed before or by the Federal Trade Commission, the United States Justice Department, or any other Governmental Authority, seeking to cause the Borrower or any other Transaction Party to divest a significant portion of its assets or the Capital Stock of any Transaction Party or the Borrower, pursuant to any antitrust, restraint of trade, unfair competition or similar Applicable Laws, and such petition or complaint is not dismissed or discharged within 60 days of the filing thereof, which such divestiture could reasonably be expected to cause a Material Adverse Effect or (ii) A warrant of attachment or execution or similar process shall be issued or levied against Property of the Borrower or any other Transaction Party which, together with all other such Property of the Borrower and the other Transaction Parties subject to other such process, exceeds in value $1,000,000 in the aggregate, and if such judgment or award is not insured or, within 60 days after the entry, issue or levy thereof, such judgment, warrant or process shall not have been paid or discharged, bonded or stayed pending appeal, or if, after the expiration of any such stay, such judgment, warrant or process shall not have been paid or discharged;

                  (r) any change, event or circumstance shall occur (including, without limitation, an act of a Governmental Authority or a natural disaster) that could reasonably be expected to have a Material Adverse Effect; or

                  (s) There shall exist any Event of Default relating to the Senior Notes or under the Indenture.

                  SECTION 7.2. Remedies Upon Default. If an Event of Default described in Section 7.1(g) hereof shall occur, the Revolving Commitment shall be immediately terminated and the aggregate unpaid principal balance of and accrued interest on all Loans shall, to the extent permitted by Applicable Law, thereupon become due and payable concurrently therewith, without any action by Administrative Agent or any Lender, and without diligence, presentment, demand, protest, notice of protest or intent to accelerate, or notice of any other kind, all of which are hereby expressly waived. Subject to the foregoing sentence, if any Event of Default shall occur and be continuing, then no Eurodollar Loans shall be available to the Borrower and Administrative Agent may at its election, and shall at the direction of Required Lenders, do any one or more of the following:

                  (a) Declare the entire unpaid balance of all Loans immediately due and payable, whereupon it shall be due and payable without diligence, presentment, demand, protest, notice of protest or intent to accelerate, or notice of any other kind (except notices specifically provided for under Section 7.1), all of which are hereby expressly waived (except to the extent waiver of the foregoing is not permitted by Applicable Law);

                  (b) Terminate the Revolving Commitment;

                  (c) Reduce any claim of Administrative Agent and Lenders to judgment; or

                  (d) Exercise any Rights afforded under any Fundamental Documents, by Applicable Law, including but not limited to the UCC, at equity, or otherwise.

                  SECTION 7.3. Cumulative Rights. All Rights available to Administrative Agent and Lenders under the Fundamental Documents shall be cumulative of and in addition to all other Rights granted thereto at law or in equity, whether or not amounts owing thereunder shall be due and payable, and whether or not Administrative Agent or any Lender shall have instituted any suit for collection or other action in connection with the Fundamental Documents.

                  SECTION 7.4. Waivers. The acceptance by Administrative Agent or any Lender at any time and from time to time of partial payment of any amount owing under any Fundamental Documents shall not be deemed to be a waiver of any Default or Event of Default then existing. No waiver by Administrative Agent or any Lender of any Default or Event of Default shall be deemed to be a waiver of any Default or Event of Default other than such Default or Event of Default. No delay or omission by Administrative Agent or any Lender in exercising any Right under the Fundamental Documents shall impair such Right or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such Right preclude other or further exercise thereof, or the exercise of any other Right under the Fundamental Documents or otherwise.

                  SECTION 7.5. Performance by Administrative Agent or any Lender. Should any covenant of any Transaction Party fail to be performed in accordance with the terms of the Fundamental Documents, Administrative Agent may, at its option, perform or attempt to perform such covenant on behalf of such Transaction Party. Notwithstanding the foregoing, it is expressly understood that neither Administrative Agent nor any Lender assumes, and shall not ever have, except by express written consent of Administrative Agent or such Lender, any liability or responsibility for the performance of any duties or covenants of any Transaction Party.

                  SECTION 7.6. Expenditures. The Borrower shall reimburse Administrative Agent and each Lender for any sums spent by it in connection with the exercise of any Right provided herein. Such sums shall bear interest at the rate in effect for Alternate Base Rate Loans pursuant to Article 2 from the date spent until the date of repayment by the Borrower.

                  SECTION 7.7. Control. None of the covenants or other provisions contained in this Credit Agreement shall, or shall be deemed to, give Administrative Agent or any Lender any Rights to exercise control over the affairs and/or management of any Transaction Party, the power of Administrative Agent and each Lender being limited to the Rights to exercise the remedies provided in this Article; provided, however, that if Administrative Agent or any Lender becomes the owner of any partnership, stock or other equity interest in any Person, whether through foreclosure or otherwise, it shall be entitled to exercise such legal Rights as it may have by being an owner of such stock or other equity interest in such Person.

8.       GRANT OF SECURITY INTEREST; REMEDIES

                  SECTION 8.1. Security Interests. The Borrower, as security for the due and punctual payment and performance of the Obligations (including post-petition interest to the extent permitted by Applicable Law), and each of the Guarantors, as security for its obligations under Article 9 hereof, hereby mortgages, pledges, assigns, transfers, sets over, conveys and delivers to the Administrative Agent (for the benefit of the Lenders and the Issuing Bank) and grants to the Administrative Agent (for the benefit of the Lenders and the Issuing Bank) a security interest in the Collateral.

                  SECTION 8.2. Use of Collateral. So long as no Event of Default or Default shall have occurred and be continuing, and subject always to the various provisions of this Credit Agreement and the other Fundamental Documents, the Transaction Parties may use the Collateral in any lawful manner permitted hereunder.

                  SECTION 8.3. Transaction Parties to Hold in Trust. Upon the occurrence and during the continuance of an Event of Default and after the request of the Administrative Agent, the Transaction Parties will, upon receipt by any of them of any revenue, income, profits or other sums in which a security interest is granted by this Article 8, payable pursuant to any agreement or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the sum or instrument in trust for the Lenders and the Issuing Bank, and forthwith, without any notice, demand or other action on the part of the Lenders and the Issuing Bank whatsoever (all notices, demands, or other actions on the part of the Lenders and the Issuing Bank being expressly waived), endorse, transfer and deliver any such sums or instruments or both, to the Administrative Agent to be applied to the repayment of the Obligations in accordance with the provisions of Section
8.6 hereof.

                  SECTION 8.4. Collections, etc. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, in its sole discretion, in its name or in the name of the Borrower, any Transaction Party or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but shall be under no obligation to do so, or the Administrative Agent may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of the Borrower or any Transaction Party. The Administrative Agent will not be required to take any steps to preserve any rights against prior parties to the Collateral. If the Borrower or any Transaction Party fails to make any payment or to take any action required hereunder or under any Fundamental Document, the Administrative Agent may make such payments and take all such actions as the Administrative Agent reasonably deems necessary to protect the Lenders' Liens and security interests in the Collateral and/or the value thereof, and the Administrative Agent is hereby authorized (without limiting the general nature of the authority hereinabove conferred) to pay, purchase, contest or compromise any Liens which in the judgment of the Administrative Agent appear to be equal to, prior to or superior to the Liens and security interests of the Lenders in the Collateral and any Liens not expressly permitted by this Credit Agreement.

                  SECTION 8.5. Possession, Sale of Collateral, etc. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may enter upon the premises of the Transaction Parties or wherever the Collateral may be, and take possession of the Collateral, and may demand and receive such possession from any Person who has possession thereof, and the Administrative Agent may take such measures as it may deem necessary or proper for the care or protection thereof, including the right to remove all or any portion of the Collateral, and with or without taking such possession, may sell or cause to be sold, whenever the Administrative Agent shall decide, in one or more sales or parcels, at such prices as the Administrative Agent may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any portion of the Collateral, at any broker's board or at a public or private sale, without any demand of performance or notice of intention to sell or of the time or place of sale (except 10 days' written notice to the Transaction Parties of the time and place of any such sale or sales and such other notices as may be required by Applicable Law and cannot be waived), and any Person may be the purchaser of all or any portion of the Collateral so sold and thereafter hold the same absolutely, free (to the fullest extent permitted by Applicable Law) from any claim or right of whatever kind, including any equity of redemption, of the Transaction Parties, any such demand, notice, claim, right or equity being hereby expressly waived and released to the fullest extent permitted by Applicable Law. At any sale or sales made pursuant to this
Article 8, the Administrative Agent may bid for or purchase, free (to the fullest extent permitted by Applicable Law) from any claim or right of whatever kind, including any equity of redemption, of the Transaction Parties, any such claim, right or equity being hereby expressly waived and released, any part of or all of the Collateral offered for sale, and may make any payment on account thereof by using any claim for moneys then due and payable to the Administrative Agent and the Lenders (subject to the provisions of Article 10 hereof) by the Transaction Parties hereunder as a credit against the purchase price. The Administrative Agent shall in any such sale make no representations or warranties with respect to the Collateral or any part thereof, and neither the Administrative Agent nor any Lender shall be chargeable with any of the obligations or liabilities of the Transaction Parties. Each of the Transaction Parties hereby agrees (i) that it will indemnify and hold the Administrative Agent and the Lenders harmless from and against any and all claims with respect to the Collateral asserted before the taking of actual possession or control of the relevant Collateral by the Administrative Agent pursuant to this Article 8, or arising out of any act of, or omission to act on the part of, any Person (other than the Administrative Agent or Lenders) prior to such taking of actual possession or control by the Administrative Agent, or arising out of any act on the part of any of the Transaction Parties, their Affiliates, or their agents before or after the commencement of such actual possession or control by the Administrative Agent; and (ii) neither the Administrative Agent nor any Lender shall have any liability or obligation to the Transaction Parties arising out of any such claim except for acts of willful misconduct or gross negligence or not taken in good faith. In any action hereunder, the Administrative Agent shall be entitled to the appointment of a receiver, without notice, to take possession of all or any portion of the Collateral and to exercise such powers as the court shall confer upon the receiver. Notwithstanding the foregoing, upon the occurrence of an Event of Default, and during the continuation of such Event of Default, the Administrative Agent shall be entitled to apply, without prior notice to the Transaction Parties except as may be required by Applicable Law, any cash or cash items constituting Collateral in the possession of the Administrative Agent to payment of the Obligations.

                  SECTION 8.6. Application of Proceeds on Default. Upon the occurrence and during the continuance of an Event of Default, the balances in the Cash Collateral Account or in any other account of the Borrower or any of the Transaction Parties with any Lender, all other income on the Collateral, and all proceeds from any sale of the Collateral pursuant hereto shall be applied in accordance with the provisions of Section 12.2 hereof. Any amounts remaining after such payment in full shall be remitted to the Transaction Parties or as a court of competent jurisdiction may otherwise direct.

                  SECTION 8.7. Power of Attorney. Upon the occurrence and during the continuance of an Event of Default, (a) each of the Transaction Parties does hereby irrevocably make, constitute and appoint the Administrative Agent or any of its officers or designees its true and lawful attorney-in-fact with full power in the name of the Administrative Agent or the Transaction Parties to receive, open and dispose of all mail addressed to any of the Transaction Parties, and to endorse any notes, checks, drafts, money orders or other evidences of payment relating to the Collateral that may come into the possession of the Administrative Agent, with full power and right to cause the mail of any of the Transaction Parties to be transferred to the Administrative Agent's own offices or otherwise, and to do any and all other acts necessary or proper to carry out the intent of this Credit Agreement and the other Fundamental Documents and the grant of the Liens and security interests hereunder and under the other Fundamental Documents, and each of the Transaction Parties hereby ratifies and confirms all that the Administrative Agent or its substitutes shall properly do by virtue thereof, (b) each of the Transaction Parties does hereby further irrevocably make, constitute and appoint the Administrative Agent or any of its officers or designees its true and lawful attorney-in-fact in the name of the Administrative Agent or the Transaction Parties (i) to enforce all of the Transaction Parties' rights under and pursuant to all agreements with respect to the Collateral all for the sole benefit of the Administrative Agent for the benefit of the Lenders, (ii) to enter into and perform such agreements as may be necessary in order to carry out the terms, covenants and conditions of the Fundamental Documents that are required to be observed or performed by the Transaction Parties, (iii) to execute such other and further mortgages, pledges and assignments of the Collateral, and related instruments or agreements, as the Administrative Agent may reasonably require for the purpose of perfecting, protecting, maintaining or enforcing the Liens and security interests granted to the Administrative Agent for the benefit of the Lenders hereunder and under the other Fundamental Documents, and (iv) to do any and all other things necessary or proper to carry out the intention of this Credit Agreement and the grant of the Liens and security interests hereunder and under the other Fundamental Documents and each of the Transaction Parties hereby ratifies and confirms in advance all that the Administrative Agent as such attorney-in-fact or its substitutes shall properly do by virtue of this power of attorney.

                  SECTION 8.8. Financing Statements, Direct Payment, Confirmation of Receivables. Each of the Transaction Parties hereby authorizes the Administrative Agent to file UCC-1 Financing Statements and any amendments thereto or continuations thereof and any other appropriate security documents or instruments (including, without limitation, the Deeds of Trust and any amendments thereto) and to give any notices necessary or desirable to perfect the Lien and security interests of the Administrative Agent for the benefit of the Lenders and the Issuing Bank on the Collateral, in all cases without the signature of each of the Transaction Parties or to execute such items as attorney-in-fact for the Transaction Parties. Each of the Transaction Parties further authorizes the Administrative Agent upon the occurrence of an Event of Default, and during the continuation of such Event of Default, to notify any account debtor that all sums payable to the Transaction Parties relating to the Collateral shall be paid directly to the Administrative Agent, and to confirm directly with account debtors the amounts payable by them to the Transaction Parties with regard to the Collateral and the terms of all accounts receivable.

                  SECTION 8.9. Termination. The security interests granted under this Article 8 shall terminate when all of the Obligations shall have been fully and indefeasibly paid and performed and the Commitments shall have terminated; at such time all rights to the Collateral pledged or assigned by the Transaction Parties shall revert to the Transaction Parties. Upon any such termination, the Administrative Agent will, at the Transaction Parties' expense, execute and deliver to the Transaction Parties such documents (in form and substance satisfactory to the Administrative Agent) as the Transaction Parties shall reasonably request to evidence such termination.

                  SECTION 8.10. Remedies Not Exclusive. The rights and remedies conferred upon or reserved to the Administrative Agent in this Article 8 are intended to be in addition to, and not in limitation of, any other right or remedy available to the Administrative Agent. Without limiting the generality of the foregoing, the Administrative Agent, the Issuing Bank and the Lenders shall have all rights and remedies of a secured party under Article 9 of the UCC and any other Applicable Law.

                  SECTION 8.11. Release of Collateral. Unless a Default or Event of Default shall have occurred and be continuing, upon request by the Borrower to the Administrative Agent in writing, the Administrative Agent shall release its security interest in any Collateral sold by the Borrower in compliance with the terms of this Credit Agreement and the other Fundamental Documents.

                  SECTION 8.12. Continuation and Reinstatement. The Borrower further agrees that the security interest granted hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Administrative Agent or the Lenders upon the bankruptcy or reorganization of the Borrower or otherwise.

                  SECTION 8.13. Regulatory Approvals. During the continuance of an Event of Default, the Borrower will, at its expense, promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements and all other documents and papers the Administrative Agent may reasonably request or as may be required by Applicable Law in connection with the obtaining of any consent, approval, registration, qualification or authorization of the FCC or of any other Governmental Authority or Person necessary or appropriate for the effective exercise of any rights under this Credit Agreement or any other Fundamental Document. Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Borrower shall take any action which the Administrative Agent may reasonably request in order to transfer and assign to the Administrative Agent, or to such one or more third parties as the Administrative Agent may designate, or to a combination of the foregoing, each FCC License or Authorization held by any of the Transaction Parties. To enforce the provisions of this Section, the Administrative Agent is empowered to request the appointment of a receiver from any court of competent jurisdiction. Such receiver shall be instructed to seek from the FCC or other Governmental Authority or Person (as applicable) an involuntary transfer of control of each such FCC License or Authorization for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. The Borrower hereby agrees to authorize such an involuntary transfer of control upon the request of the receiver so appointed and, if the Borrower shall refuse to authorize the transfer, its approval may be required by the court. Upon the occurrence and continuance of an Event of Default, the Borrower shall further use its best efforts to assist in obtaining approval of the FCC or other Governmental Authority or Person, if required, for any action or transactions contemplated by this Credit Agreement or any other Fundamental Document including, without limitation, the preparation, execution and filing with the FCC or other Governmental Authority or Person of the assignor's or transferor's portion of any application or applications for consent to the assignment of any FCC License or Authorization or license or the transfer of control necessary or appropriate under the rules and regulations of the FCC or other Governmental Authority or otherwise for the approval of the transfer or assignment of any portion of the Collateral, together with any FCC License or Authorization held by any of the Transaction Parties. The Borrower acknowledges that the assignment or transfer of each FCC License or Authorization held by any of the Transaction Parties is integral to the Administrative Agent's and Lenders' realization of the value of the Collateral, that there is no adequate remedy at law for failure by the Borrower to comply with the provisions of this Section and that such failure would cause irreparable injury not adequately compensable in damages, and therefore agrees that each and every covenant contained in this Section may be specifically enforced, and the Borrower hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

9.       GUARANTY

                  SECTION 9.1. Guaranty. (a) Each Guarantor unconditionally and irrevocably guarantees to the Secured Parties the due and punctual payment by, and performance of, the Obligations (including interest accruing on and after the filing of any petition in bankruptcy or of reorganization of the obligor whether or not post filing interest is allowed in such proceeding). Each Guarantor further agrees that the Obligations may be increased, extended or renewed, in whole or in part, without notice or further assent from it (except as may be otherwise required herein), and it will remain bound upon this Guaranty notwithstanding any extension or renewal of any Obligation.

                  (b) Each Guarantor waives presentation to, demand for payment from and protest to, as the case may be, any Transaction Party or any other guarantor of any of the Obligations, and also waives notice of protest for nonpayment, notice of acceleration and notice of intent to accelerate. The obligations of each Guarantor hereunder shall not be affected by (i) the failure of the Administrative Agent, any Lender or any other Secured Party to assert any claim or demand or to enforce any right or remedy against the Borrower or any Guarantor or any other guarantor under the provisions of this Credit Agreement or any other agreement or otherwise; (ii) any extension or renewal of any provision hereof or thereof; (iii) the failure of the Administrative Agent, any Lender or any other Secured Party to obtain the consent of the Guarantor with respect to any rescission, waiver, compromise, acceleration, amendment or modification of any of the terms or provisions of this Credit Agreement, any notes evidencing any of the Loans hereunder or of any other Fundamental Document or other agreement; (iv) the release, exchange, waiver or foreclosure of any security held by the Administrative Agent for the Obligations or any of them;
(v) the failure of the Administrative Agent, any Lender, the Issuing Bank or any other Secured Party to exercise any right or remedy against any other Guarantor or any other guarantor of the Obligations; or (vi) the release or substitution of any Guarantor or guarantor.

                  (c) Each Guarantor further agrees that this Guaranty constitutes a guaranty of performance and of payment when due and not just of collection, and waives any right to require that any resort be had by the Administrative Agent, any Lender, the Issuing Bank or any other Secured Party to any security held for payment of the Obligations or to any balance of any deposit, account or credit on the books of the Administrative Agent, any Lender or any other Secured Party in favor of the Borrower or any Guarantor, or to any other Person.

                  (d) Each Guarantor hereby expressly assumes all responsibilities to remain informed of the financial condition of the Borrower, the Guarantors and any other guarantors and any circumstances affecting the Collateral or the Pledged Interests or the ability of the Borrower to perform under this Credit Agreement.

                  (e) Each Guarantor's obligations under the Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations, any notes evidencing any of the Loans hereunder or any other instrument evidencing any Obligations, or by the existence, validity, enforceability, perfection, or extent of any Lien on any Collateral or Pledged Collateral securing any Obligation or by any other circumstance relating to the Obligations which might otherwise constitute a defense to this Guaranty. None of the Administrative Agent, any of the Lenders nor any other Secured Party make any representation or warranty with respect to any such circumstances or have any duty or responsibility whatsoever to any Guarantor in respect to the management and maintenance of the Obligations or any collateral security for the Obligations.

                  (f) Each Guarantor is personally obligated and fully liable for the amount due under the Obligations (including but not limited to the Notes). Each of the Lenders has the right to sue on the Obligations (including but not limited to obligations arising under the Notes) owing to it and to obtain a personal judgment against each Guarantor for satisfaction of the amount due under the Obligations (including but not limited to obligations arising under the Notes) either before or after a judicial foreclosure under AS 09.45.170 - 09.45.220 of any mortgage or deed of trust given by said Guarantor.

                  SECTION 9.2. No Impairment of Guaranty, etc. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (except indefeasible payment and performance in full in cash of the Obligations), including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent, any Lender or any other Secured Party to assert any claim or demand or to enforce any remedy under this Credit Agreement or any other Fundamental Document or other agreement, by any waiver or modification of any provision hereof or thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Guarantor or would otherwise operate as a discharge of such Guarantor as a matter of law, unless and until the Final Maturity Date.

                  SECTION 9.3. Continuation and Reinstatement, etc. (a) Each Guarantor further agrees that its Guaranty hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Administrative Agent, any Lender, the Issuing Bank or any other Secured Party upon the bankruptcy or reorganization of Borrower or a Guarantor, or otherwise. In furtherance of the provisions of this Article 9, and not in limitation of any other right which the Administrative Agent, any Lender, the Issuing Bank or any other Secured Party may have at law or in equity against the Borrower, a Guarantor or any other Person by virtue hereof, upon failure of the Borrower to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice or otherwise, each Guarantor hereby promises to and will, upon receipt of written demand by the Administrative Agent, any Lender or any other Secured Party, forthwith pay or cause to be paid to the Administrative Agent for the benefit of the Secured Parties (as applicable) in cash an amount equal to the unpaid amount of such Obligation with interest thereon at a rate of interest equal to the rate specified in Section 2.8(a) hereof, and thereupon the Administrative Agent shall assign such Obligation, together with all security interests, if any, then held by the Administrative Agent in respect of such Obligation, to the Guarantors making such payment; such assignment to be subordinate and junior to the rights of the Administrative Agent on behalf of the Secured Parties with regard to amounts payable by the Borrower in connection with the remaining unpaid Obligations (including interest accruing on and after the filing of any petition in bankruptcy or of reorganization of an obligor whether or not post filing interest is allowed in such proceeding) and to be pro tanto to the extent to which the Obligation in question was discharged by the Guarantor or Guarantors making such payments.

                  (b) All rights of a Guarantor against the Borrower, arising as a result of the payment by such Guarantor of any sums to the Administrative Agent for the benefit of the Secured Parties or directly to the Secured Parties hereunder by way of right of subrogation or otherwise, shall in all respects be subordinated and junior in right of payment to, and shall not be exercised by such Guarantor until and unless, the prior indefeasible payment in full in cash of all the Obligations (including interest accruing on and after the filing of any petition in bankruptcy or of reorganization of an obligor whether or not post filing interest is allowed in such proceeding). If any amount shall be paid to such Guarantor for the account of the Borrower, such amount shall be held in trust for the benefit of the Administrative Agent, segregated from such Guarantor's own assets, and shall forthwith be paid to the Administrative Agent on behalf of the Secured Parties to be credited and applied to the Obligations, whether matured or unmatured.

                  SECTION 9.4. Limitation on Guaranteed Amount etc. (a) Notwithstanding any other provision of this Article 9, the amount guaranteed by each Guarantor hereunder shall be limited to the extent, if any, required so that its obligations under this Article 9 shall not be subject to avoidance under Section 548 of the Bankruptcy Code or to being set aside or annulled under any Applicable Law relating to fraud on creditors. In determining the limitations, if any, on the amount of any Guarantor's obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation or contribution which such Guarantor may have under this Article 9, any other agreement or Applicable Law shall be taken into account.

                  (b) Notwithstanding any other provision of this Article 9, the amount guaranteed by AUSP hereunder shall be limited to $75,000,000.

10.      PLEDGE

                  SECTION 10.1. Pledge. Each Pledgor, as security for the due and punctual payment of the Obligations (including interest accruing on and after the filing of any petition in bankruptcy or of reorganization of the Borrower whether or not post filing interest is allowed in such proceeding) in the case of the Borrower and as security for its obligations under Article 9 hereof in the case of a Pledgor which is a Guarantor, hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Administrative Agent for the benefit of the Secured Parties, a security interest in all Pledged Collateral now owned or hereafter acquired by it. The Pledgors shall deliver to the Administrative Agent the definitive instruments (if any) representing all Pledged Interests, accompanied by undated stock powers, duly endorsed or executed in blank by the appropriate Pledgor, and such other instruments or documents as the Administrative Agent or its counsel shall reasonably request. Each delivery of securities being pledged hereunder shall be accompanied by a schedule showing a description of the securities theretofore and then being pledged hereunder. Each schedule so delivered shall supersede any prior schedules so delivered.

                  SECTION 10.2. Covenant. Each Pledgor covenants that as stockholder or partner or member of each of its respective Restricted Subsidiaries it will not take any action to allow any additional shares of common stock, preferred stock or other equity securities or interests of any of such Subsidiaries or any securities convertible or exchangeable into common or preferred stock of such Subsidiaries to be issued, or grant any options or warrants, unless such securities are pledged to the Administrative Agent (for the benefit of the Secured Parties) as security for the Obligations.

                  SECTION 10.3. Registration in Nominee Name; Denominations. Upon the occurrence or continuation of an Event of Default, the Administrative Agent shall have the right (in its sole discretion) to hold the certificates representing any Pledged Interests (a) in its own name (on behalf of itself and any of the Secured Parties) or in the name of its nominee or (b) in the name of the appropriate Pledgor, endorsed or assigned in blank or in favor of the Administrative Agent. Upon the occurrence or continuation of an Event of Default, the Administrative Agent shall have the right to exchange the certificates representing any of the Pledged Interests for certificates of smaller or larger denominations for any purpose consistent with this Credit Agreement.

                  SECTION 10.4. Voting Rights; Dividends; etc. (a) The appropriate Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Interests being pledged by it hereunder or any part thereof for any purpose not inconsistent with the terms hereof, at all times, except as expressly provided in paragraph
(c) below.

                  (b) All dividends or distributions of any kind whatsoever (other than (x) cash dividends or (y) distributions expressly permitted by Section 6.5 hereof) received by a Pledgor, whether resulting from a subdivision, combination, or reclassification of the outstanding capital stock of the issuer or received in exchange for Pledged Interests or any part thereof or as a result of any merger, consolidation, acquisition, or other exchange of assets to which the issuer may be a party, or otherwise, shall be and become part of the Pledged Collateral pledged hereunder and shall immediately be delivered to the Administrative Agent to be held subject to the terms hereof. All dividends and distributions which are received contrary to the provisions of this subsection
(b) shall be received in trust for the benefit of the Secured Parties, segregated from such Pledgor's own assets, and shall be delivered to the Administrative Agent.

                  (c) Upon the occurrence and during the continuance of an Event of Default and notice from the Administrative Agent of the transfer of such rights to the Administrative Agent, all rights of a Pledgor (i) to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to this Section 10.4 and (ii) to receive and retain any dividends and distributions, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and receive such dividends and distributions until such time as such Event of Default has been cured; provided, however, that to the extent any governmental consents or filings are required for the exercise by the Administrative Agent of any of the foregoing rights and powers, the Administrative Agent shall refrain from exercising such rights or powers until the making of such required filings, the receipt of such consent and the expiration of all related waiting periods.

                  SECTION 10.5. Remedies Upon Default. If an Event of Default shall have occurred and be continuing, the Administrative Agent, on behalf of the Secured Parties, may sell the Pledged Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate subject to the terms hereof or as otherwise provided in the UCC. The Administrative Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict to the full extent permitted by Applicable Law the prospective bidders or purchasers to

Persons who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale, the Administrative Agent shall have the right to assign, transfer, and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Pledgor. The Administrative Agent shall give the Pledgors ten (10) days' written notice of any such public or private sale, or sale at any broker's board or on any such securities exchange, or of any other disposition of the Pledged Collateral. Such notice, in the case of public sale, shall state the time and place for such sale and, in the case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and shall state in the notice of such sale. At any such sale, the Pledged Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole discretion) determine. The Administrative Agent shall not be obligated to make any sale of the Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale of the Pledged Collateral may have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold shall be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. At any sale or sales made pursuant to this Section 10.5, the Administrative Agent, any Lender or any other Secured Party may bid for or purchase, free from any claim or right of whatever kind, including any equity of redemption, of the Pledgors, any such demand, notice, claim, right or equity being hereby expressly waived and released, any or all of the Pledged Collateral offered for sale, and may make any payment on the account thereof by using any claim for moneys then due and payable to the Administrative Agent, the Lenders and any other Secured Party by any Transaction Party as a credit against the purchase price; and the Administrative Agent, upon compliance with the terms of sale, may hold, retain and dispose of the Pledged Collateral without further accountability therefor to any Pledgor or any third party (other than to the Secured Parties). The Administrative Agent shall in any such sale make no representations or warranties with respect to the Pledged Collateral or any part thereof, and shall not be chargeable with any of the obligations or liabilities of the Pledgors with respect thereto. The Administrative Agent may exercise, either by itself or by its nominee or designee, in the name of the applicable Pledgor(s), all of the rights, powers and remedies granted to the Administrative Agent in this Section 10 in respect of any Pledged Collateral, any organizational document pursuant to which any Pledgor owns its Pledged Collateral, and may exercise and enforce all of the Administrative Agent's rights and remedies hereunder and under law. Each Pledgor hereby agrees (i) it will indemnify and hold each of the Administrative Agent, the Lenders and any other Secured Party harmless from and against any and all claims with respect to the Pledged Collateral asserted before the taking of actual possession or control of the Pledged

Collateral by the Administrative Agent pursuant to this Credit Agreement, or arising out of any act of, or omission to act on the part of, any Person prior to such taking of actual possession or control by the Administrative Agent (whether asserted before or after such taking of possession or control), or arising out of any act on the part of any Pledgor, its agents or Affiliates before or after the commencement of such actual possession or control by the Administrative Agent and (ii) the Administrative Agent, the Lenders and any other Secured Party shall have no liability or obligation arising out of any such claim. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and Pledged Interests under this Credit Agreement and to sell the Pledged Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts having competent jurisdiction.

                  SECTION 10.6. Application of Proceeds of Sale and Cash. The proceeds of sale of the Pledged Collateral sold pursuant to Section 10.5 hereof shall be applied by the Administrative Agent on behalf of the Secured Parties to the payment of all reasonable out-of-pocket costs and expenses paid or incurred by the Administrative Agent in connection with such sale, including, without limitation, all court costs, the reasonable fees and expenses of counsel for the Administrative Agent in connection therewith, the reasonable fees and expenses of any financial consultants in connection therewith and the payment of all reasonable out-of-pocket costs and expenses paid or incurred by the Administrative Agent in enforcing this Credit Agreement, in realizing or protecting any Collateral and in enforcing or collecting any Obligations or any Guaranty thereof, including, without limitation, court costs, the reasonable attorneys' fees and expenses incurred by the Administrative Agent in connection therewith and the reasonable fees and expenses of any financial consultants in connection therewith and then to the indefeasible payment in full in cash of the Obligations in accordance with Section 12.2 hereof. Any amounts remaining after such indefeasible payment in full shall be remitted to the appropriate Pledgor, or as a court of competent jurisdiction may otherwise direct.

                  SECTION 10.7. Securities Act, etc. In view of the position of each Pledgor in relation to the Pledged Interests pledged by it, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as amended, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being hereinafter called the "Federal Securities Laws"), with respect to any disposition of the Pledged Interests permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws may very strictly limit the course of conduct of the Administrative Agent if the Administrative Agent were to attempt to dispose of all or any part of the Pledged Interests, and may also limit the extent to which or the manner in which any subsequent transferee of any Pledged Interests may dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Administrative Agent in any attempt to dispose of all or any part of the Pledged Interests under applicable Blue Sky or other state securities laws, or similar laws analogous in purpose or effect. Under Applicable Law, in the absence of an agreement to the contrary, the Administrative Agent may perhaps be held to have certain general duties and obligations to a Pledgor to make some effort towards obtaining a fair price even though the Obligations may be discharged or reduced by the proceeds of a sale at a lesser price. Each Pledgor waives to the fullest extent permitted by Applicable Law any such general duty or obligation to it, and the Pledgors and/or the Transaction Parties will not attempt to hold the Administrative Agent, the Issuing Bank, any

Lender or any other Secured Party responsible for selling all or any part of the Pledged Interests at an inadequate price, even if the Administrative Agent shall accept the first offer received or does not approach more than one possible purchaser. Without limiting the generality of the foregoing, the provisions of this Section 10.7 would apply if, for example, the Administrative Agent were to place all or any part of the Pledged Interests for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Pledged Interests for its own account, or if the Administrative Agent placed all or any part of the Pledged Interests privately with a purchaser or purchasers.

                  SECTION 10.8. Continuation and Reinstatement. Each Pledgor further agrees that its pledge hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Administrative Agent, any Lender or any other Secured Party upon the bankruptcy or reorganization of any Pledgor or otherwise.

                  SECTION 10.9. Asset Sales. Upon the disposition of any Pledged Interests permitted under Article 6 and, if a prepayment is required to be made or an amount is required to be deposited into the Cash Collateral Account pursuant to Section 2.10, upon the receipt by the Administrative Agent of such prepayment or the deposit by the Borrower of such amount into the Cash Collateral Account, the Administrative Agent, at the request of the Borrowers, will promptly deliver any certificates representing such Pledged Interest to the Borrower for further delivery to the transferee and execute and deliver to the Borrower such instruments as the Borrower may reasonably request to evidence the Administrative Agent's release of its security interest in such Pledged Interests.

                  SECTION 10.10. Termination. The pledge referenced herein shall terminate when all Obligations shall have been fully and indefeasibly paid and performed, all Letters of Credit issued hereunder shall have expired or been terminated and the Commitments shall have been terminated, at which time the Administrative Agent shall assign and deliver to the appropriate Pledgor, or to such Person or Persons as such Pledgor shall designate, against receipt, such of the Pledged Interests (if any) as shall not have been sold or otherwise applied by the Administrative Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be free and clear of all Liens, arising by, under or through any Lender but shall otherwise be without recourse upon or warranty by the Administrative Agent and at the expense of the Pledgors.

11.      CASH COLLATERAL ACCOUNT

                  SECTION 11.1. Cash Collateral Account. On or prior to the Closing Date, there shall be established with the Administrative Agent a collateral account in the name of the Administrative Agent (the "Cash Collateral Account"), into which the Borrower shall from time to time deposit (or arrange for the deposit of) amounts pursuant to the express provisions of this Credit Agreement requiring or permitting such deposits. Except to the extent otherwise provided in this Credit Agreement, the Cash Collateral Account shall be under the sole dominion and control of the Administrative Agent.

                  SECTION 11.2. Investment of Funds. (a) The Administrative Agent is hereby authorized and directed to invest and reinvest the funds from time to time deposited in the Cash Collateral Account, so long as no Event of Default has occurred and is continuing, on the instructions of the Borrower (provided that such instructions may be given verbally to be confirmed promptly in writing by facsimile or otherwise) or, if the Borrower shall fail to give such instructions, in the sole discretion of the Administrative Agent, provided that in no event may the Borrower give instructions to the Administrative Agent to, or may the Administrative Agent in its discretion, invest or reinvest funds in the Cash Collateral Account in other than Cash Equivalents described in clause (i) of the definition of Cash Equivalents, or described in clauses (ii) and (iii) of the definition of Cash Equivalents to the extent issued by Credit Lyonnais New York Branch or Credit Lyonnais Nassau Branch. The Administrative Agent shall have no obligation to invest or reinvest any of the funds from time to time deposited in the Cash Collateral Account if the Borrower shall not have provided the instructions contemplated by this Section 11.2(a).

                  (b) Any net income or gain on the investment of funds from time to time held in the Cash Collateral Account shall be retained by the Administrative Agent as a part of the Cash Collateral Account and any net loss on any investment shall be charged against the Cash Collateral Account.

                  (c) Neither the Administrative Agent nor the Lenders shall be a trustee for the Borrower, or shall have any obligations or responsibilities, or shall be liable for anything done or not done, in connection with the Cash Collateral Account, except as expressly provided herein and except that the Administrative Agent (for the benefit of the Lenders) shall have the obligations of a secured party under the UCC. The Administrative Agent and the Lenders shall not have any obligation or responsibilities and shall not be liable in any way for any investment decision made pursuant to this Section 11.2 or for any decrease in the value of the investments held in the Cash Collateral Account.

                  SECTION 11.3. Grant of Security Interest. For value received and to induce the Lenders to make the Loans from time to time to the Borrower as provided for in this Credit Agreement, as security for the due and punctual payment and performance of all of the Obligations, the Borrower hereby assigns to the Administrative Agent (for the benefit of the Lenders), and grants to the Administrative Agent (for the benefit of the Lenders), a first and prior Lien upon all the Borrower's rights in and to the Cash Collateral Account, all cash, documents, instruments and securities from time to time held therein, and all rights pertaining to investments of funds in the Cash Collateral Account and all products and proceeds of, or income from, any of the foregoing. All cash, documents, instruments and securities from time to time on deposit in the Cash Collateral Account, and all rights pertaining to investments of funds in the Cash Collateral Account shall immediately and without any need for any further action on the part of the Borrower, any Lender or the Administrative Agent, become subject to the Lien set forth in this Section 11.3, be deemed Collateral for all purposes hereof and be subject to the provisions of this Credit Agreement and the other Fundamental Documents.

                  SECTION 11.4. Remedies. At any time during the continuation of an Event of Default, the Administrative Agent may sell any documents, instruments and securities held in the

Cash Collateral Account and may immediately apply the proceeds thereof and any other cash held in the Cash Collateral Account in accordance with Section 8.6 hereof.

12.      THE ADMINISTRATIVE AGENT

                  SECTION 12.1. Administration by Administrative Agent. (a) The general administration of the Fundamental Documents and any other documents contemplated by this Credit Agreement shall be by the Administrative Agent or its designees. Except as otherwise expressly provided herein, each of the Lenders and the Issuing Bank hereby irrevocably authorizes the Administrative Agent, at its discretion, to take or refrain from taking such actions as Administrative Agent on its behalf and to exercise or refrain from exercising such powers under the Fundamental Documents, the Notes and any other documents contemplated by this Credit Agreement or any other Fundamental Document as are expressly delegated to the Administrative Agent by the terms hereof or thereof, as appropriate, together with all powers reasonably incidental thereto. The Administrative Agent shall have no duties or responsibilities except as set forth in the Fundamental Documents.

                  (b) The Lenders and the Issuing Bank hereby authorize the Administrative Agent (in its sole discretion):

                      (i) in connection with the sale or other disposition of any asset included in the Collateral, to the extent undertaken in accordance with the terms of this Credit Agreement, to release a Lien granted to it (for the benefit of the Lenders ) on such asset;

                      (ii) to determine that the cost to the Borrower or a Transaction Party is disproportionate to the benefit to be realized by the Administrative Agent, the Issuing Bank and the Lenders by perfecting a Lien in a given asset or group of assets included in the collateral under any Fundamental Document (which in either case is not material in value or importance) and that the Borrower or Transaction Party should not be required to perfect such Lien in favor of the Administrative Agent (for the benefit of the Lenders and the Issuing Bank); and

                      (iii) to appoint subagents to be the holder of record of a Lien to be granted to the Administrative Agent (for the benefit of the Lenders and the Issuing
                             Bank) or to hold on behalf of the Administrative Agent such collateral or instruments relating thereto.

                  SECTION 12.2. Payments. Any amounts received by the Administrative Agent in connection with this Credit Agreement, the Notes or the other Fundamental Documents, the application of which is not otherwise provided for, shall be applied, first, to pay any unpaid costs and expenses incurred by the Administrative Agent which costs and expenses are to be paid by the Borrower pursuant to Section 13.4 hereof (including, without limitation, the costs and expenses of the Administrative Agent in enforcing this Credit Agreement or any other Fundamental Document, in realizing on or protecting any Collateral and in enforcing or collecting any Obligation or any obligation of a third party in connection therewith), second, to pay accrued but unpaid Commitment Fees ratably in accordance with each Lender's respective portions of the relevant Commitments, third, to pay accrued but unpaid interest on the Notes in accordance with the amount of outstanding Loans owed to each Lender, fourth, to pay amounts outstanding under Interest Rate Protection Agreements with any Lender, fifth, to pay the principal balance outstanding on the Notes in accordance with the amount of outstanding Loans owed to each Lender, sixth, to pay other amounts payable to the Administrative Agent, and seventh, to pay other amounts payable to any of the Lenders. All amounts to be paid to any of the Lenders by the Administrative Agent shall be credited to the Lenders after collection by the Administrative Agent, in immediately available funds, either by wire transfer or deposit in such Lender's correspondent account with the Administrative Agent, or as such Lender and the Administrative Agent shall from time to time agree.

                  SECTION 12.3. Sharing of Setoffs and Cash Collateral. Each of the Lenders agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower, including, but not limited to, a secured claim under Section 506 of Title 11 of the United States Code or any other security or interest arising from, or in lieu of, such secured claim and received by such Lender or Bank under any applicable bankruptcy, insolvency or other similar law, or otherwise, obtain payment in respect of its Loans as a result of which the unpaid portion of its Loans and L/C Exposure is proportionately less than the unpaid portion of the Loans and L/C Exposure of any of the other Lenders (a) it shall promptly purchase at par (and shall be deemed to have thereupon purchased) from such other Lenders a participation in the Loans or Letters of Credit of such other Lenders, so that the aggregate unpaid principal amount of each of the Lenders' Loans and its participation in Loans or Letters of Credit of the other Lenders shall be in the same proportion to the aggregate unpaid principal amount of all Loans then outstanding as the principal amount of its Loans and L/C Exposure prior to the obtaining of such payment was to the principal amount of all Loans outstanding and L/C Exposure prior to the obtaining of such payment and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that the Lenders share such payment pro rata. If all or any portion of such excess payment is thereafter recovered from the Lender which originally received such excess payment, such purchase (or portion thereof) shall be canceled and the purchase price restored to the extent of such recovery. The Borrower expressly consents to the foregoing arrangements and agrees that any Lender or Lenders holding (or deemed to be holding) a participation in a Note or Letter of Credit may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender or Lenders as fully as if such Lender or Lenders held a Note and was the original obligee thereon or was the issuer of the Letter of Credit, in the amount of such participation.

                  SECTION 12.4. Notice to the Lenders. Upon receipt by the Administrative Agent or the Issuing Bank from the Borrower of any communication calling for an action on the part of the Lenders, or upon notice to the Administrative Agent of any Event of Default, the Administrative Agent or the Issuing Bank will in turn promptly inform the other Lenders in writing (which shall include facsimile communications) of the nature of such communication or of the Event of Default, as the case may be.

                  SECTION 12.5. Liability of Administrative Agent and Issuing Bank. (a) The Administrative Agent or the Issuing Bank, when acting on behalf of the Lenders, may execute any of its duties under this Credit Agreement or the other Fundamental Documents by or through its officers, agents, or employees and neither the Administrative Agent, the Issuing Bank nor its officers, agents or employees shall be liable to the Lenders or any of them for any action taken or omitted to be taken in good faith, nor be responsible to the Lenders or to any of them for the consequences of any oversight or error of judgment, or for any loss, unless the same shall happen through its gross negligence or willful misconduct. The Administrative Agent, the Issuing Bank and its directors, officers, agents, and employees shall in no event be liable to the Lenders or to any of them for any action taken or omitted to be taken by it pursuant to instructions received by it from the Required Lenders or in reliance upon the advice of counsel selected by it with reasonable care. Without limiting the foregoing, none of the Administrative Agent, the Issuing Bank nor any of their respective directors, officers, employees, or agents shall be responsible to any of the Lenders for the due execution, validity, genuineness, effectiveness, sufficiency, or enforceability of, or for any statement, warranty, or representation in, or for the perfection of any Lien or security interest contemplated by, this Credit Agreement, any Fundamental Document or any related agreement, document or order, or for freedom of any of the collateral under any Fundamental Document from prior Liens or security interests, or shall be required to ascertain or to make any inquiry concerning the performance or observance by the Borrower or any Transaction Party of the terms, conditions, covenants, or agreements of this Credit Agreement, any Fundamental Document or any related agreement or document.

                  (b) The Administrative Agent, as agent for the Lenders and the Issuing Bank hereunder, any Lender or any of their respective directors, officers, employees, or agents shall have no responsibility to the Borrower or any Transaction Party on account of the failure or delay in performance or breach by any other Lender of any of such Lender's obligations under this Credit Agreement, the Notes, any Fundamental Document or any related agreement or document or in connection herewith or therewith.

                  (c) The Administrative Agent, as agent for the Lenders hereunder, and the Issuing Bank in such capacity shall be entitled to rely on any communication, instrument, or document reasonably believed by it to be genuine or correct and to have been signed or sent by a Person or Persons believed by it to be the proper Person or Persons, and it shall be entitled to rely on advice of legal counsel, independent public accountants, and other professional advisers and experts selected by it.

                  SECTION 12.6. Reimbursement and Indemnification. Each of the Lenders agrees (i) to reimburse the Administrative Agent in accordance with such Lender's respective portion of the relevant Commitments, for any expenses and fees incurred for the benefit of the Lenders under the Fundamental Documents, including, without limitation, counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, and any other expense incurred in connection with the operations or enforcement thereof not reimbursed by the Borrower, (ii) to indemnify and hold harmless the Administrative Agent and any of its directors, officers, employees, or agents, on demand, in accordance with such Lender's respective portion of the relevant Commitments, from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against, it or any of them in any way relating to or arising out of the Fundamental Documents or any related agreement or document or any action taken or omitted by it or any of them under the Fundamental Documents or any related agreement or document to the extent not reimbursed by the Borrower or any other Transaction Party (except such as shall result from the gross negligence or willful misconduct of the Person to be indemnified or held harmless) and (iii) to indemnify and hold harmless the Issuing Bank and any of its directors, officers, employees, or agents, on demand, in the amount of its Pro Rata Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it or any of them in any way relating to or arising out of the issuance of any Letters of Credit or the failure to issue Letters of Credit if such failure or issuance was at the direction of the Required Lenders (except as shall result from the gross negligence or willful misconduct of the Person to be reimbursed, indemnified or held harmless, as applicable). To the extent indemnification payments made by the Lenders pursuant to this Section 12.6 are subsequently recovered by the Administrative Agent or the Issuing Bank from the Borrower or a Transaction Party, the Administrative Agent will promptly refund such previously paid indemnity payments to the Lenders.

                  SECTION 12.7. Rights of Administrative Agent. It is understood and agreed that the Administrative Agent shall have the same rights and powers hereunder (including, without limitation, the right to give such instructions) as any of the other Lenders and may exercise such rights and powers, as well as its rights and powers under other agreements and instruments to which it is or may be party, and engage in other transactions with the Borrower or any Transaction Party (or any affiliate of either thereof), as though it were not the Administrative Agent of the Lenders under this Credit Agreement.

                  SECTION 12.8. Independent Investigation by Lenders. Each of the Lenders (i) acknowledges that it has decided to enter into this Credit Agreement and to make the Loans and participate in the Letters of Credit hereunder based on its own analysis of the transactions contemplated hereby and of the creditworthiness of the Borrower and the Transaction Parties and has not relied on any representation, warranty, statement or information made or provided by the Administrative Agent and (ii) agrees that neither the Administrative Agent nor the Issuing Bank shall bear responsibility for any Lender's decision to enter into this Credit Agreement and to make the Loans or participate in the Letters of Credit hereunder.

                  SECTION 12.9. Agreement of Required Lenders. Upon any occasion requiring or permitting an approval, consent, waiver, election or other action on the part of the Required Lenders, action shall be taken by the Administrative Agent for and on behalf of, or for the benefit of, all Lenders upon the direction of the Required Lenders and any such action shall be binding on all Lenders. No amendment, modification, consent or waiver shall be effective except in accordance with the provisions of Section 13.10 hereof.

                  SECTION 12.10. Notice of Transfer. The Administrative Agent and the Issuing Bank may deem and treat any Lender which is a party to this Credit Agreement as the owner of such Lender's respective portions of the Loans for all purposes, unless and until a written notice of the assignment or transfer thereof executed by such Lender shall have been received by the Administrative Agent and become effective in accordance with Section 13.3 hereof.

                  SECTION 12.11. Successor Administrative Agent. The Administrative Agent may resign at any time by giving ten (10) days prior written notice thereof to the Lenders and the Borrower, but such resignation shall not become effective until acceptance by a successor agent of its appointment pursuant hereto. Upon any such resignation, the retiring Administrative Agent shall promptly appoint a successor agent from among the Lenders, provided that such successor is reasonably acceptable (as evidenced in writing) to the Required Lenders. If no successor agent shall have been so appointed by the retiring agent and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation, the Borrower or the Required Lenders may appoint a successor agent (provided, that a successor agent appointed by the Borrower may subsequently be replaced by the Required Lenders; provided, further, that as long as no Event of Default shall have occurred and be continuing, any such successor agent or replacement appointed by the Required Lenders is reasonably acceptable to the Borrower), which shall be either a Lender, or a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as agent hereunder by a successor agent, such successor agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Credit Agreement, the other Fundamental Documents and any other credit documentation. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article 12 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Credit Agreement.

                  SECTION 12.12. Duties and Obligations of Agents. Each of the parties to this Credit Agreement hereby agrees that none of the Agents (other than the Administrative Agent to the extent set forth herein and in the Fundamental Documents) shall have any duties or obligations in its capacity as such under this Credit Agreement.

13.      MISCELLANEOUS

                  SECTION 13.1. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered or mailed (or if by telegram, delivered to the telegraph company and, if by telecopier, delivered by such equipment) addressed, if to the Administrative Agent, the Issuing Bank or Credit Lyonnais New York Branch, to it at 1301 Avenue of the Americas, 18th Floor, New York, New York 10019-6022, Attn: Media & Telecommunications Group, facsimile no.: (212) 261-3288 with a copy to John Chianchiano, facsimile no.:
(212) 459-3180 or if to the Borrower, to it at 2550 Denali Street, Suite 1000, Anchorage, Alaska 99503, Attn: Chief Financial Officer, facsimile no.: (907) 265-5676 or if to a Lender, to it at its address set forth on the signature page, or such other address as such party may from time to time designate by giving written notice to the other parties hereunder. Any failure of the Administrative Agent or a Lender giving notice pursuant to this Section 13.1, to provide a courtesy copy to a party as provided herein, shall not affect the validity of such notice. All notices and other communications (other than a notice of a Default or Event of Default) given to any party hereto in accordance with the provisions of this Credit Agreement shall be deemed to have been given on the third Business Day after the date when sent by either overnight mail with a nationally-recognized overnight courier or by registered or certified mail, postage prepaid, return receipt requested, if by mail, or when delivered to the telegraph company, charges prepaid, if by telegram, or when receipt is acknowledged if by telecopier, in each case addressed to such party as provided in this Section
13.1 or in accordance with the latest unrevoked written direction from such party. Any notice of Default or Event of Default given to any party hereto in accordance with the provisions of this Credit Agreement shall be deemed to have been given on the third Business Day after the date when sent by either overnight mail with a nationally-recognized overnight courier or by registered or certified mail, postage prepaid, return receipt requested, if by mail, or when delivered to the telegraph company, charges prepaid, if by telegram, or when receipt is acknowledged by telephonic confirmation with the recipient, if by telecopier, in each case addressed to such party as provided in this Section
13.1 or in accordance with the latest unrevoked written direction from such party.

                  SECTION 13.2. Survival of Agreement, Representations and Warranties, etc. All warranties, representations and covenants made by the Borrower or any of the Transaction Parties herein, in any Fundamental Document or in any certificate or other instrument delivered by it or on its behalf in connection with this Credit Agreement or any other Fundamental Document shall be considered to have been relied upon by the Administrative Agent and the Lenders and, except for any terminations, amendments, modifications or waivers thereof in accordance with the terms hereof, shall survive the making of the Loans and the issuance of the Letters of Credit herein contemplated and the execution and delivery to the Administrative Agent of the Notes regardless of any investigation made by the Administrative Agent or the Lenders or on their behalf and shall continue in full force and effect so long as any amount due or to become due hereunder is outstanding and unpaid and so long as any Letter of Credit remains outstanding and so long as the Commitments have not been terminated. All statements in any such certificate or other instrument shall constitute representations and warranties by the Borrower hereunder or by a Transaction Party under a Fundamental Document (as applicable).

                  SECTION 13.3. Successors and Assigns; Syndications; Loan Sales; Participations. (a) Whenever in this Credit Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; provided, however, that the Borrower may not assign any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and all of the Lenders, and all covenants, promises and agreements by or on behalf of the Borrower which are contained in this Credit Agreement shall inure to the benefit of the successors and assigns of the Administrative Agent, the Issuing Bank and any of the Lenders.

                  (b) Each of the Lenders may (but only, except as otherwise set forth in Section 13.3(c) below, with the prior written consent of the Administrative Agent, such consent not to be unreasonably withheld or delayed) assign to one or more banks or other entities all or a portion of its interests, rights and obligations under this Credit Agreement (including, without limitation, all or a portion of its Revolving Credit Commitment and/or Term Loan Commitment and the same portion of all Loans of the corresponding type at the time owing to it and the Notes held by it); provided, however, that (i) each assignment shall (x) in the case of a Revolving Loan or Revolving Commitment, be in a minimum amount of $1,000,000 (or all of such Lender's Revolving Credit Loans or Revolving Credit Commitment if such Lender currently holds, or as the result of such assignment will hold, less than $1,000,000 of Revolving Credit Loans or Revolving Credit Commitment)), or (y) in the case of a Term Loan be in a minimum amount of

$1,000,000 (or all of such Lender's Term Loans or Term Loan Commitment if such Lender currently holds, or as the result of such assignment will hold, less than $1,000,000 of Term Loans or Term Loan Commitment)) and (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with the original Note subject to such assignment and a processing and recordation fee of $2,500 to be paid to the Administrative Agent by the assigning Lender (with contemporaneous assignments to a Lender and its Affiliates and Approved Funds being considered a single assignment for purposes of such fee). Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be not earlier than five Business Days after the date of acceptance and recording by the Administrative Agent, (x) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and under the other Fundamental Documents and shall be bound by the provisions hereof and thereof and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of the assigning Lender's interests, rights and obligations under this Credit Agreement, such assigning Lender shall cease to be a party hereto), except that notwithstanding such assignment, any rights and remedies available to the Borrower for any breaches by such assigning Lender of its obligations hereunder while a Lender, shall be preserved after such assignment and such Lender shall not be relieved of any liability to the Borrower due to any such breach. It shall not be necessary for any Lender to sell the same percentage of its Revolving Commitment and Revolving Loans or its Term Loans and Term Loan Commitment, as the case may be (although each such percentage of its Revolving Commitment and Revolving Loans or its Term Loans and Term Loan Commitment must be a constant, and not varying, percentage).

                  (c) Each Lender, in accordance with Section 13.3(b) hereof (other than with respect to the minimum amount of an assignment and necessity of obtaining consents which shall be governed by the provisions set forth below of this Section 13.3(c)), may at any time make an assignment of its interests, rights and obligations under this Credit Agreement to any Affiliate of such Lender or to a Related Fund without the consent of the Administrative Agent, the Issuing Bank or the Borrower or any other Transaction Party. Any assignment to any Affiliate of the assigning Lender or to a Related Fund hereunder shall not be subject to the requirement of Section 13.3(b) as to a minimum amount and any such assignment to any Affiliate of the assigning Lender or to a Related Fund shall not release the assigning Lender from its remaining obligations hereunder, if any.

                  (d) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the other Fundamental Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Fundamental Documents or any other instrument or document furnished pursuant hereto or thereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of the Transaction Parties or the performance or observance by the Borrower or any of the Transaction Parties of any of their obligations under the Fundamental Documents or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 5.5(a) and (b) (or if none of such financial statements shall have then been delivered, then copies of the financial statements referred to in Section 3.4 hereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee agrees that it will, independently and without reliance upon the Administrative Agent, the Issuing Bank, the assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement or the other Fundamental Documents; (v) such assignee appoints and authorizes the Administrative Agent and the Issuing Bank to take such action as the agent on its behalf and to exercise such powers under this Credit Agreement or the other Fundamental Documents as are delegated to the Administrative Agent and the Issuing Bank by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will be bound by the provisions of this Credit Agreement and it will perform in accordance with its terms all of the obligations which by the terms of this Credit Agreement are required to be performed by it as a Lender.

                  (e) The Administrative Agent shall maintain at its address at which notices are to be given to it pursuant to Section 13.1 a copy of each Assignment and Acceptance and a written or electronic record of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of the Fundamental Documents. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (f) Subject to the foregoing, upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee together with the original Note subject to such assignment and the processing and recordation fee, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt written notice thereof to the Borrower. Within five (5) Business Days after receipt of the notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent, in exchange for the surrendered Note, a new Note to the order of such assignee in an amount equal to the Commitments and/or Loans (as applicable) assumed by it pursuant to such Assignment and Acceptance and if the assigning Lender has retained a Commitments and/or Loans (as applicable) hereunder, a new Note to the order of the assigning Lender in an amount equal to the Commitments and/or Loans (as applicable) retained by it hereunder. Such new Notes shall be in an aggregate principal amount equal to the principal amount of the surrendered Note or the amount of outstanding Loans then due to the assigning Lender (as applicable), shall be dated the date of the surrendered Note and shall otherwise be in substantially the form of Exhibit A-1 or A-2 hereto (as applicable). In addition the Borrower will promptly, at its own expense, execute such amendments to the Fundamental Documents to which each is a party and such additional documents, and take such other actions as the Administrative Agent or the assignee Lender may reasonably request in order to give such assignee Lender the full benefit of the Liens contemplated by the Fundamental Documents.

                  (g) Each of the Lenders may, without the consent of the Borrower, sell participations to one or more banks or other entities in all or a portion of its interests, rights and obligations under this Credit Agreement (including, without limitation, all or a portion of its Commitments and the Loans owing to it and the Note held by it); provided, however, that (i) any such Lender's obligations under this Credit Agreement shall remain unchanged, (ii) such participant shall not be granted any voting rights or any right to control the vote of such Lender under this Credit Agreement, except with respect to proposed changes to interest rates, amount of Commitments, final maturity of Loans, releases of all or substantially all the Collateral and fees (as applicable to such participant), (iii) any such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iv) the participating banks or other entities shall be entitled to the cost protection provisions contained in Sections 2.11, 2.12 and 2.15(e) hereof but a participant shall not be entitled to receive pursuant to such provisions an amount larger than its share of the amount to which the Lender granting such participation would have been entitled to receive and (v) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's interests, rights and obligations under this Credit Agreement.

                  (h) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 13.3, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower or any of the Transaction Parties furnished to the Administrative Agent or such Lender by or on behalf of the Borrower or any of the Transaction Parties; provided that prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall agree, by executing a confidentiality letter substantially in the form of Exhibit F hereto, to preserve the confidentiality of any confidential information relating to the Borrower or any of the Transaction Parties received from such Lender.

                  (i) Any assignment pursuant to paragraph (a) or (b) of this
Section 13.3 shall constitute an amendment of the Schedule of Commitments as of the effective date of such assignment.

                  (j) The Borrower consents that any Lender may at any time and from time to time pledge or otherwise grant a security interest in any Loan or in any of the Notes evidencing the Loans (or any part thereof) to secure any obligations of a Lender, including to any Federal Reserve Bank.

                  SECTION 13.4. Expenses; Documentary Taxes. Whether or not the transactions hereby contemplated shall be consummated, the Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with, or growing out of, the performance of due diligence, the syndication of the credit facility contemplated hereby, the negotiation, preparation, execution, delivery, waiver or modification and administration of this

Credit Agreement and any other documentation contemplated hereby, the Notes, the making of the Loans and the issuance of Letters of Credit, the Collateral or the Fundamental Documents, including but not limited to, the reasonable out-of-pocket costs of audit or field examinations, the reasonable fees and disbursements of any counsel that the Administrative Agent shall retain, and the reasonable fees and expenses of technical or other consultants engaged by the Administrative Agent. Such payments shall be made on the date of execution of this Credit Agreement and thereafter on demand. In addition, the Borrower agrees to pay all reasonable out-of-pocket expenses and reasonable allocated costs of in-house counsel incurred by the Administrative Agent or the Lenders in the enforcement or protection of the rights and remedies of the Lenders in connection with this Credit Agreement, the Notes, the Letters of Credit or the other Fundamental Documents, and with respect to any action which may be instituted by any Person other than the Borrower or any Lender against the Administrative Agent or any Lender, or as a result of any transaction, action or non-action arising from any of the foregoing, including but not limited to the reasonable fees and disbursements of any counsel for the Administrative Agent or the Lenders. Such payments shall be made on demand after the date of execution of this Credit Agreement. The Borrower agrees that it shall indemnify the Administrative Agent and the Lenders from and hold them harmless against any documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Credit Agreement or the Notes or the issuance of the Letters of Credit. The obligations of the Borrower under this Section 13.4 shall survive the termination of this Credit Agreement and/or the payment of the Loans and/or the expiration or termination of any Letter of Credit.

                  SECTION 13.5. Indemnification of the Agents, the Lenders and the Issuing Bank. The Borrower agrees to indemnify and hold harmless each of the Agents, each Lender and the Issuing Bank, and their respective directors, officers, employees and agents (each an "Indemnified Party") (to the full extent permitted by Applicable Law) from and against any and all claims, demands, losses, judgments, damages and liabilities (including liabilities for penalties) incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not any Indemnified Party is a party thereto) related to the entering into and/or performance of any Fundamental Document or the use of the proceeds of any Loans hereunder or the consummation of any other transaction contemplated in any Fundamental Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses of an Indemnified party to the extent incurred by reason of the gross negligence or willful misconduct of such Indemnified Party). If any proceeding, including any governmental investigation, shall be instituted involving any Indemnified Party, in respect of which indemnity may be sought against the Borrower, such Indemnified Party shall promptly notify the Borrower in writing, and the Borrower shall assume the defense thereof on behalf of such Indemnified Party including the employment of counsel (reasonably satisfactory to such Indemnified Party) and payment of all reasonable expenses. Any Indemnified Party shall have the right to employ separate counsel in any such proceeding and participate in the defense thereof, but the fees and expenses of such separate counsel shall be at the expense of such Indemnified Party unless
(i) the employment of such separate counsel has been specifically authorized by the Borrower or (ii) the named parties to any such action (including any impleaded parties) include such Indemnified Party and the Borrower and such Indemnified Party shall have been advised by counsel to the Administrative Agent that there may be one or more legal defenses available to such Indemnified Party which are different from or in additional to those available to the Borrower (in which case the Borrower shall not have the right to assume the defense of such action on behalf of such Indemnified Party). At any time after the Borrower has assumed the defense of any proceeding involving any Indemnified Party in respect of which indemnity has been sought against the Borrower, such Indemnified Party may elect, by written notice to the Borrower, to withdraw its request for indemnity and thereafter the defense of such proceeding shall be maintained by counsel of the Indemnified Party's choosing and at the Indemnified Party's expense. The foregoing indemnity agreement includes any reasonable costs incurred by an Indemnified Party in connection with any action or proceeding which may be instituted in respect of the foregoing by the Administrative Agent or by any other Person either against the Administrative Agent, the Issuing Bank or the Lenders or in connection with which any officer or employee of the Administrative Agent, the Issuing Bank or the Lenders is called as a witness or deponent, including, but not limited to, the reasonable fees and disbursements of any counsel to the Administrative Agent and any out-of-pocket costs incurred by the Administrative Agent, the Issuing Bank or the Lenders in appearing as a witness or in otherwise complying with legal process served upon them.

                  If the Borrower or any Transaction Party shall fail to do any act or thing which it has covenanted to do hereunder or under a Fundamental Document, or any representation or warranty of the Borrower or any Transaction Party shall be breached, the Administrative Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach and if the Administrative Agent does the same or causes it to be done, there shall be added to the Obligations hereunder the cost or expense incurred by the Administrative Agent in so doing, and any and all amounts expended by the Administrative Agent in taking any such action shall be repayable to it upon its demand therefor and shall bear interest at 4% in excess of the Alternate Base Rate from time to time in effect from the date advanced to the date of repayment.

                  All indemnities contained in this Section 13.5 shall survive the expiration or earlier termination of this Credit Agreement and payment of the Loans and shall inure to the benefit of any Person who was a Lender notwithstanding such Person's assignment of all its Loans and Commitments hereunder.

                  SECTION 13.6. CHOICE OF LAW. THIS CREDIT AGREEMENT AND THE NOTES SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND, IN THE CASE OF PROVISIONS RELATING TO INTEREST RATES, ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA.

                  SECTION 13.7. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE BORROWER HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS CREDIT AGREEMENT, THE SUBJECT MATTER HEREOF, ANY FUNDAMENTAL DOCUMENT OR THE SUBJECT MATTER THEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. THE

BORROWER ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE LENDERS THAT THE PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE LENDERS HAVE RELIED, ARE RELYING AND WILL RELY IN ENTERING INTO THIS CREDIT AGREEMENT AND ANY OTHER FUNDAMENTAL DOCUMENT. THE ADMINISTRATIVE AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 13.7 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE BORROWER TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.

                  SECTION 13.8. No Waiver. No failure on the part of the Administrative Agent or any Lender to exercise, and no delay in exercising, any right, power, privilege or remedy hereunder, under the Notes or under any other Fundamental Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, privilege or remedy preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy and no course of dealing shall operate as a waiver of any right, power, privilege or remedy of the Administrative Agent. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

                  SECTION 13.9. Extension of Payment Date. Should any payment or prepayment of principal of or interest on the Notes or any other amount due hereunder become due and payable on a day other than a Business Day, the due date of such payment or prepayment shall be extended to the next succeeding Business Day and, in the case of a payment or prepayment of principal, interest shall be payable thereon at the rate per annum herein specified during such extension.

                  SECTION 13.10. Amendments, etc. (a) No modification, amendment or waiver of any provision of this Credit Agreement, and no consent to any departure by the Transaction Parties from the provisions hereof, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given; provided, however, that no such modification, waiver, consent or amendment shall, without the written consent of all of the Lenders, (i) change the Commitment of any Lender, (ii) amend or modify any provision of this Credit Agreement which provides for the unanimous consent or approval of the Lenders, (iii) release any Collateral or any collateral under any other Fundamental Document (except as contemplated herein) or release any Transaction Party from any monetary obligation under any Fundamental Document, (iv) alter the fixed scheduled maturity or principal amount of any Loan, or the rate of interest payable thereon, or the rate at which the Commitment Fees accrue or the fixed scheduled maturity date or payment date or amount of any other payment required to be made under this Credit Agreement, (v) amend the definition of "Required Lenders," or (vi) amend this
Section 13.10. No such amendment or modification may adversely affect the rights and obligations of the Administrative Agent hereunder or the rights and obligations of the Issuing Bank hereunder without its prior written consent. No notice to or demand on the Borrower shall entitle the Borrower to any other or further notice or demand in the same, similar or other circumstances. Each holder of a Note shall be bound by any amendment, modification, waiver or consent authorized as provided herein, whether or not such Note shall have been marked to indicate such amendment, modification, waiver or consent and any consent by any holder of a Note shall bind any Person subsequently acquiring such Note whether or not such Note is so marked.

                  (b) If a condition to Borrowing or the issuance of a Letter of Credit hereunder is not satisfied or some other event occurs that would prohibit the Borrower from borrowing or receiving a Letter of Credit hereunder, then in order to waive such condition or consent to such event, the consent of the Required Revolving Credit Lenders (as a separate group) shall be required in addition to any other consent required pursuant this Credit Agreement.

                  SECTION 13.11. Severability. Any provision of this Credit Agreement or of the Notes which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 13.12. SERVICE OF PROCESS. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS CREDIT AGREEMENT, THE SUBJECT MATTER HEREOF, ANY FUNDAMENTAL DOCUMENT OR THE SUBJECT MATTER THEREOF BROUGHT BY THE ADMINISTRATIVE AGENT OR A LENDER OR ANY OF THEIR SUCCESSORS OR ASSIGNS IN EITHER OF THE ABOVE-REFERENCED FORUMS AT THE SOLE OPTION OF THE ADMINISTRATIVE AGENT OR A LENDER. THE BORROWER TO THE EXTENT PERMITTED BY APPLICABLE LAW (A) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH COURTS, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS CREDIT AGREEMENT, THE SUBJECT MATTER HEREOF, ANY FUNDAMENTAL DOCUMENT OR THE SUBJECT MATTER THEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, (B) HEREBY WAIVES THE RIGHT TO REMOVE ANY SUCH ACTION, SUIT OR PROCEEDING INSTITUTED BY THE ADMINISTRATIVE AGENT OR A LENDER IN STATE COURT TO FEDERAL COURT, AND (C) HEREBY WAIVES THE RIGHT TO ASSERT IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS EXCEPT COUNTERCLAIMS THAT ARE COMPULSORY OR OTHERWISE ARISE FROM THE SAME SUBJECT MATTER. THE BORROWER HEREBY CONSENTS TO SERVICE OF PROCESS BY MAIL AT ITS ADDRESS TO WHICH NOTICES ARE TO BE GIVEN PURSUANT TO SECTION 13.1 HEREOF. THE BORROWER AGREES THAT ITS SUBMISSION TO JURISDICTION AND CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE ADMINISTRATIVE AGENT AND THE LENDERS. FINAL JUDGMENT AGAINST THE BORROWER IN ANY SUCH ACTION,

SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN ANY OTHER JURISDICTION (X) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND THE AMOUNT OF INDEBTEDNESS OR LIABILITY OF THE BORROWER THEREIN DESCRIBED OR (Y) IN ANY OTHER MANNER PROVIDED BY, OR PURSUANT TO, THE LAWS OF SUCH OTHER JURISDICTION, PROVIDED, HOWEVER, THAT THE ADMINISTRATIVE AGENT OR A LENDER MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST THE BORROWER OR ANY OF ITS ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE THE BORROWER OR SUCH ASSETS MAY BE FOUND.

                  SECTION 13.13. Headings. Section headings used herein and the table of contents are for convenience only and are not to affect the construction of, or be taken into consideration in interpreting, this Credit Agreement.

                  SECTION 13.14. Execution in Counterparts. This Credit Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together, shall constitute one and the same instrument.

                  SECTION 13.15. Subordination of Intercompany Indebtedness, Receivables and Advances. (a) Each Transaction Party hereby agrees that any intercompany Indebtedness or other intercompany receivables or intercompany advances of any other Transaction Party, directly or indirectly, in favor of such Transaction Party of whatever nature at any time outstanding shall be completely subordinate in right of payment to the prior indefeasible payment in full of the Obligations, and that no payment on any such Indebtedness, receivable or advance shall be made until the prior indefeasible payment in full of all the Obligations and the termination of the Commitments (i) except intercompany receivables and intercompany advances permitted pursuant to the terms hereof may be repaid and intercompany Indebtedness permitted pursuant to the terms hereof may be repaid, in each case so long as no Default or Event of Default, shall have occurred and be continuing and (ii) except as specifically consented to by the Administrative Agent and the Required Lenders in writing.

                  (b) In the event that any payment on any such Indebtedness shall be received by such Transaction Party other than as permitted by Section 13.15(a) hereof before payment in full of all Obligations and the termination of the Commitments, such Transaction Party shall receive such payments and hold the same in trust for, segregate the same from its own assets and shall immediately pay over to, the Administrative Agent on behalf of the Secured Parties all such sums to the extent necessary so that the Secured Parties shall have been paid all Obligations owed or which may become owing.


                  SECTION 13.16. Confidentiality. Each of the Lenders understands that certain information furnished to it pursuant to this Credit Agreement will be received by it prior to the time that such information shall have been made public, and each of the Lenders hereby agrees that it will keep, and will direct its officers and employees to keep, all the information provided to it pursuant to this Credit Agreement confidential prior to its becoming public except that

Lenders shall be permitted to disclose such information (i) to officers, directors, employees, representatives, agents, auditors, accountants, consultants, advisors, lawyers and affiliates of such Lender, in the ordinary course of business who have been made aware of the confidential nature of the information; (ii) to prospective assignees or participants and their respective officers, directors, employees, agents and representatives in accordance with
Section 13.3(h) herein; (iii) as required by Applicable Law, or pursuant to subpoenas or other legal process, or as requested by governmental agencies and examiners; (iv) in proceedings to enforce the Lenders' rights and remedies hereunder or under any other Fundamental Document or in any proceeding against the Lenders in connection with this Credit Agreement or under any other Fundamental Document or the transactions contemplated hereunder or thereunder;
(v) to the extent such information (A) becomes publicly available other than as a result of a breach of this Credit Agreement or (B) becomes available to a Lender or a participant on a non-confidential basis, not in breach of any agreement or other obligation to Borrower, from a source other than Borrower; or
(vi) to the extent Borrower shall have consented to such disclosure in writing. Notwithstanding the foregoing, each Lender and its Affiliates shall have the right to (i) list the Borrower's name and logo, as provided by the Borrower from time to time, and describe the transaction that is the subject of this Credit Agreement in their marketing materials and (ii) post such information, including, without limitation, a customary "tombstone", on their website.

                  SECTION 13.17. Entire Agreement. This Credit Agreement including the Exhibits and Schedules hereto represents the entire agreement of the parties with regard to the subject matter hereof, and the terms of any letters and other documentation entered into between any of the parties hereto (other than the Fee Letter) prior to the execution of this Credit Agreement which relate to Loans to be made hereunder shall be replaced by the terms of this Credit Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed as of the day and the year first written.

                              BORROWER:

                              GCI HOLDINGS, INC.


                              By /s/ John M. Lowber
                              Name: John M. Lowber
                              Title: Senior Vice President and Chief Financial Officer

                              GUARANTORS:

                              GCI AMERICAN CABLESYSTEMS, INC.
                              GCI CABLE, INC.
                              GCI CABLESYSTEMS OF ALASKA, INC.
                              GCI COMMUNICATION CORP.
                              GCI FIBER CO., INC.
                              GCI FIBER COMMUNICATION CO.
                              GCI, INC.
                              FIBER HOLD CO., INC.
                              POTTER VIEW DEVELOPMENT CO., INC.

                              By /s/ John M. Lowber
                              Name: John M. Lowber
                              Title: Secretary/Treasurer


                              ALASKA UNITED FIBER SYSTEM PARTNERSHIP
                              By: GCI Fiber Co., Inc., its general partner


                              By /s/ John M. Lowber
                              Name: John M. Lowber
                              Title: Secretary/Treasurer


                              By: Fiber Hold Co., Inc., its general partner


                              By /s/ John M. Lowber
                              Name: John M. Lowber
                              Title: Secretary/Treasurer

                              LENDERS:

                              CREDIT LYONNAIS NEW YORK BRANCH individually and as Administrative Agent, Issuing Bank, Co-Bookrunner and Co- Arranger


                              By         /s/ Bruce M. Yeager
                              Name:      Bruce M. Yeager
                              Title:     Senior Vice President
                              Address:   1301 Avenue of the Americas
                                         New York, NY 10019
                              Attention: Media & Communications Group
                              Facsimile: 212-261-3288


                              GENERAL ELECTRIC CAPITAL CORPORATION, individually and as Documentation Agent, Co-Arranger and Co-Bookrunner


                              By         /s/ Molly S. Fergusson
                              Name:      Molly S. Fergusson
                              Title:     Manager, Operations
                              Address:   120 Long Ridge Road
                                         Stamford, CT 06927
                              Attention: Manager, Telecom Portfolio
                              Facsimile: 203-968-8938


                              CIT LENDING SERVICES CORPORATION, individually and as Syndication Agent


                              By         /s/ Michael V. Monahan
                              Name:      Michael V. Monahan
                              Title:     Vice President
                              Address:   1 CIT Drive
                                         Livingston, NJ 07039
                              Attention: Vice President, Credit: Communications
                                         and Media Finance Group with a copy
                                         to Legal Counsel, Communications and
                                         Media Finance Group
                              Facsimile: 973-535-1816

                              TORONTO DOMINION (TEXAS), INC.


                              By         /s/ Jill Hall
                              Name:      Jill Hall
                              Title:     Vice President
                              Address:   909 Fannin, Suite 1700
                                         Houston, TX 77002
                              Attention: Jill Hall
                              Facsimile: 713-951-9921



                              BANK OF AMERICA, NATIONAL ASSOCIATION


                              By         /s/ Therese Fontaine
                              Name:      Therese Fontaine
                              Title:     Managing Director
                              Address:   555 South Flower Street
                                         Los Angeles, CA 90071
                              Attention: Therese Fontaine
                              Facsimile: 213-345-1284



                              COBANK, ACB


                              By         /s/ Theodore Koerner
                              Name:      Theodore Koerner
                              Title:
                              Address:   5500 South Quebec Street
                                         Greenwood Village, CO 80111
                              Attention: Theodore Koerner
                              Facsimile: 720-528-6220

                              WELLS FARGO BANK ALASKA, N.A.


                              By         /s/ Brent Ulmer
                              Name:      Brent Ulmer
                              Title:     Vice President
                              Address:   301 West Northern Lights Blvd.
                                         Anchorage, AK 99503
                              Attention: Brent Ulmer, Vice President
                              Facsimile: 907-265-2141



                              CREDIT INDUSTRIEL ET COMMERCIAL


                              By         /s/ Marcus Edward
                              Name:      Marcus Edward
                              Title:     Vice President
                              Address:   520 Madison Avenue, 37th Floor
                                         New York, NY 10022
                              Attention: Marcus Edward
                              Facsimile: 212-715-4535



                              By         /s/ Brian O'Leary
                              Name:      Brian O'Leary
                              Title:     Vice President
                              Address:   520 Madison Avenue, 37th Floor
                                         New York, NY 10022
                              Attention: Marcus Edward
                              Facsimile: 212-715-4535



                              UNION BANK OF CALIFORNIA, N.A.


                              By         /s/ Stender E. Sweeney II
                              Name:      Stender E. Sweeney II
                              Title:     Vice President
                              Address:   445 South Figueroa Street
                                         Los Angeles, CA 90071
                              Attention: Stender Sweeney
                              Facsimile: 213-236-5747

                              SUNTRUST BANKS, INC.


                              By         /s/ Kenneth M. Uchiyama
                              Name:      Kenneth M. Uchiyama
                              Title:     Managing Director
                              Address:   303 Peachtree Street, 24th Floor
                                         Atlanta, GA 30308
                              Attention: Eric Brune
                              Facsimile: 404-230-5528

                                                                      Schedule 1

                                      Schedule of Commitments
           Lender                       Revolving Commitment                   Term Loan Commitment
           ------                       --------------------                   --------------------
Credit Lyonnais New York Branch            $10,000,000                             $88,000,000
General Electric Capital Corporation        $9,000,000                             $16,000,000
CIT Lending Services Corporation            $9,000,000                             $16,000,000
Toronto Dominion (Texas), Inc.              $8,000,000                             $12,000,000
Bank of America, National Association       $8,000,000                              $8,000,000
Cobank, ACB                                 $6,000,000                              $6,000,000
Wells Fargo Bank Alaska, N.A.                       $0                             $10,000,000
Credit Industriel et Commercial                     $0                             $10,000,000
Union Bank of California                            $0                              $5,000,000
Sun Trust Banks, Inc.                               $0                              $4,000,000

TOTAL:                                     $50,000,000                            $175,000,000

                                  SCHEDULE 3.1
                           Organizational Information


GCI, INC.

         A.       Jurisdiction              State of Alaska

                  and Address:              2550 Denali Street, Suite 1000
                                            Anchorage, Alaska 99503

         B.       Class of Stock:           Common Stock, No Par Value

                  Shares Issued and
                  Outstanding:              106

                  Shares Authorized:        10,000

         C.       Ownership:                General Communication, Inc.

                  Percent of Ownership:     100%

         D.       Options Outstanding:      N/A

GCI HOLDINGS, INC.

         A.       Jurisdiction              State of Alaska

                  and Address:              2550 Denali Street, Suite 1000
                                            Anchorage, Alaska 99503

         B.       Class of Stock:           Common Stock, No Par Value

                  Shares Issued and
                  Outstanding:              114

                  Shares Authorized:        10,000

         C.       Ownership:                GCI, Inc.

                  Percent of Ownership:     100%

         D.       Options Outstanding:      N/A

GCI COMMUNICATION CORP.

         A.       Jurisdiction              State of Alaska

                  and Address:              2550 Denali Street, Suite 1000
                                            Anchorage, Alaska 99503

         B.       Class of Stock:           Class A Common Stock
                                            Class B Common Stock
                                            Preferred Stock

                  Shares Issued and
                  Outstanding:              131,000 Class A

                  Shares Authorized:        Class A - 25,000,000
                                            Class B - 10,000,000
                                            Preferred - 1,000,000

         C.       Ownership:                GCI Holdings, Inc.

                  Percent of Ownership:     100%

         D.       Options Outstanding:      N/A

GCI CABLE, INC.

         A.       Jurisdiction              State of Alaska

                  and Address:              2550 Denali Street, Suite 1000
                                            Anchorage, Alaska 99503

         B.       Class of Stock:           Common Stock, No Par Value

                  Shares Issued and
                  Outstanding:              101

                  Shares Authorized:        10,000

         C.       Ownership:                GCI Holdings, Inc.

                  Percent of Ownership:     100%

         D.       Options Outstanding:      N/A

GCI AMERICAN CABLESYSTEMS, INC.

         A.       Jurisdiction              State of Delaware

                  and Address:              2550 Denali Street, Suite 1000
                                            Anchorage, Alaska 99503

         B.       Class of Stock:           Common Stock, Par Value of $.01

                  Shares Issued and         68
                  Outstanding:

                  Shares Authorized:        1,000

         C.       Ownership:                GCI Cable, Inc.

                  Percent of Ownership:     100%

         D.       Options Outstanding:      N/A

GCI CABLESYSTEMS OF ALASKA, INC.

         A.       Jurisdiction              State of Alaska

                  and Address:              2550 Denali Street, Suite 1000
                                            Anchorage, Alaska 99503

         B.       Class of Stock:           Common Stock, No Par Value

                  Shares Issued and         58
                  Outstanding:

                  Shares Authorized:        100,000

         C.       Ownership:                GCI American Cablesystems, Inc.

                  Percent of Ownership:     100%

         D.       Options Outstanding:      N/A

GCI FIBER COMMUNICATION CO., INC.

         A.       Jurisdiction              State of Alaska

                  and Address:              2550 Denali Street, Suite 1000
                                            Anchorage, Alaska 99503

         B.       Class of Stock:           Common Stock, No Par Value

                  Shares Issued and
                  Outstanding:              (1) 42,500*
                                            (2) 2,500

                  Shares Authorized:        100,000

         C.       Ownership:                (1) GCI Holdings, Inc.
                                            (2) Ahtna, Inc.*

                  Percent of Ownership:     94.4% GCI Holdings, Inc.
                                            5.6% Ahtna, Inc.*

         D.       Options Outstanding:      N/A

         * Ahtna has agreed to sell their ownership interest to GCI Holdings, Inc. Transaction is in progress.

POTTER VIEW DEVELOPMENT CO., INC.

         A.       Jurisdiction              State of Alaska

                  and Address:              2550 Denali Street, Suite 1000
                                            Anchorage, Alaska 99503

         B.       Class of Stock:           Common Stock, No Par Value

                  Shares Issued and
                  Outstanding:              Shell Corporation, Shares not yet
                                            issued

                  Shares Authorized:        10,000

         C.       Ownership:                GCI Communication Corp. (when and if
                                            issued)

                  Percent of Ownership:     100%

         D.       Options Outstanding:      N/A

ALASKA UNITED FIBER SYSTEM PARTNERSHIP

         A.       Jurisdiction              State of Alaska

                  and Address:              2550 Denali Street, Suite 1000
                                            Anchorage, Alaska 99503

         B.       Class of Stock:           N/A

                  Shares Issued and         N/A Partnership Interests Only
                  Outstanding:

                  Shares Authorized:        N/A

         C.       Ownership:                GCI Fiber Co., Inc. and Fiber Hold
                                            Co., Inc.

                  Percent of Ownership:     50% to GCI Fiber Co., Inc. and 50%
                                            to Fiber Hold Co., Inc.

         D.       Options Outstanding:      N/A


GCI FIBER CO., INC.

         A.       Jurisdiction              State of Alaska

                  and Address:              2550 Denali Street, Suite 1000
                                            Anchorage, Alaska 99503

         B.       Class of Stock:           Common Stock, No Par Value

                  Shares Issued and
                  Outstanding:              100

                  Shares Authorized:        10,000

         C.       Ownership:                GCI Holdings, Inc.

                  Percent of Ownership:     100%

         D.       Options Outstanding:      N/A

FIBER HOLD CO., INC.

         A.       Jurisdiction              State of Alaska

                  and Address:              2550 Denali Street, Suite 1000
                                            Anchorage, Alaska 99503

         B.       Class of Stock:           Common Stock, No Par Value

                  Shares Issued and
                  Outstanding:              100

                  Shares Authorized:        10,000

         C.       Ownership:                GCI Holdings, Inc.

                  Percent of Ownership:     100%

         D.       Options Outstanding:      N/A

                                  SCHEDULE 3.3
                                Required Consents

- Consents of the Boards of Directors or Partners of the applicable Transaction Parties are required

                                  SCHEDULE 3.5
                                   Litigation

- GCI Cable, Inc. - Case No. F02-0005 CV - open land condemnation case. Appears that this civil matter is a highway condemnation case involving right-of-way issues.

                         Schedule 3.7(a)-Authorizations
 CALL SIGN            TYPE                                                                   LOCATION
 ---------            ----                                                                   --------
KNEN497              Land Mobile/Business Radio                                             Adak/Anchorage/Fairbanks/Juneau, Alaska
                                                                                             (mobile)
E940285              Earth Station                                                          1.2m Ku Blanket License
E940286              Earth Station                                                          3.6m Ku Blanket License
E940287              Earth Station                                                          3.7m Ku Blanket License
E940288              Earth Station                                                          3.8m Ku Blanket License
E940289              Earth Station                                                          4.5m Ku Blanket License
E940290              Earth Station                                                          4.6m Ku Blanket License
E950224              Earth Station                                                          King Cove (County), Alaska
KNLF298              Radio Station Lic.
E960383              Earth Station                                                          Bethel, Alaska
E960384              Earth Station                                                          Dillingham, Alaska
E960386              Earth Station                                                          Kotzebue, Alaska
E960385              Earth Station                                                          King Salmon, Alaska
E960387              Earth Station                                                          Nome, Alaska
E960388              Earth Station                                                          Barrow, Alaska
E960577              Earth Station                                                          Healy, Alaska
WPLM396              Radio Station Lic.
E890566              Earth Station                                                          Kodiak, Alaska
E890647              Earth Station                                                          Ketchikan, Alaska
E6641                Earth Station                                                          Issaquah, Washington
E873414              Earth Station                                                          Anchorage BP
E2491                Earth Station                                                          Eagle River, Alaska
E2490                Earth Station                                                          Juneau, Alaska
E2492                Earth Station                                                          Issaquah, Washington
E873440              Earth Station                                                          Adak, Alaska
E874371              Earth Station                                                          Anchorage Frontier Bldg
E873586              Earth Station                                                          Prudhoe Bay BP
E990444              Earth Station                                                          Waterfall - Ketchikan, Alaska
E850089              Earth Station                                                          Fairbanks, Alaska
E874279              Earth Station                                                          Sea Tac, Washington
E890591              Earth Station                                                          3.5m Ku Blanket License
E890589              Earth Station                                                          1.8m Ku Blanket License
E890590              Earth Station                                                          2.4m Ku Blanket License
E990529              Earth Station                                                          Temporary Fixed
E990531              Earth Station                                                          Temporary Fixed
E990532              Earth Station                                                          Temporary Fixed
E990534              Earth Station                                                          Temporary Fixed
E000224              Earth Station                                                          Kodiak, Alaska
E900478              Earth Station                                                          Prudhoe Bay North Slope, Alaska
E900261              Earth Station                                                          Dutch Harbor, Alaska
E900442              Earth Station                                                          Cordova, Alaska
E000627              Earth Station                                                          Pedro Bay, Alaska
E000628              Earth Station                                                          Toksook Bay
E000629              Earth Station                                                          Platinum, Alaska
E000630              Earth Station                                                          Iguigig, Alaska
E000632              Earth Station                                                          Kokhanok, Alaska
E000631              Earth Station                                                          Hooper Bay

 CALL SIGN            TYPE                                                                   LOCATION
 ---------            ----                                                                   --------
E000633              Earth Station                                                          Aniak
E000634              Earth Station                                                          Egegik, Alaska
E000635              Earth Station                                                          Goodnews Bay, Alaska
E000636              Earth Station                                                          Mekroyuk, Alaska
E000638              Earth Station                                                          Saint Mary's
E000639              Earth Station                                                          Quinhagak
E900573              Earth Station                                                          Sitka, Alaska
WHA559               Microwave                                                              Anchorage, Alaska
WHA560               Microwave                                                              Eagle River, Alaska
WHA629               Microwave                                                              BP Earth Station, Alaska
WHA646               Microwave                                                              BP Bldg, Alaska
WLT719               Microwave                                                              Kenai, Alaska
WLV263               Microwave                                                              Prudhoe Bay, Alaska
WLV267               Microwave                                                              Deadhorse, Alaska
WMT650               Microwave                                                              Federal Express Anchorage
WLR379               Microwave                                                              Alaska Airlines
WLU551               Microwave                                                              Frontier, Alaska
WLC631               Microwave                                                              Polaris, Alaska (near Fbks)
WLC632               Microwave                                                              Esro, Alaska (near Fbks)
WLT720               Microwave                                                              Glen Alps, Alaska
WLT721               Microwave                                                              Swanson River, Alaska
E010091              Earth Station                                                          Conus, Ak, Hi
E010030              Earth Station                                                          Savoonga, Alaska
E010032              Earth Station                                                          Gambell, Alaska
E010335              Earth Station                                                          Diomede, Alaska
E020104              Earth Station                                                          Nikolski
E020105              Earth Station                                                          Chefornak
E020106              Earth Station                                                          Eek
E020107              Earth Station                                                          Atka
E020108              Earth Station                                                          Kipnuk
E020111              Earth Station                                                          Nightmute
E020112              Earth Station                                                          Tununak
E020113              Earth Station                                                          Tuntutuliak
E020114              Earth Station                                                          Kongiganak
E020115              Earth Station                                                          Kwigillingok
E020116              Earth Station                                                          Newtok
E020133              Earth Station                                                          St. Paul
E020176              Earth Station                                                          Unalakleet (County), Alaska
E020212              Earth Station                                                          Pump Station #11, Alaska
E020210              Earth Station                                                          Valdez, Alaska
E020222              Earth Station                                                          Rampart, Alaska
E020224              Earth Station                                                          Venetie, Alaska
E020223              Earth Station                                                          Fort Yukon, Alaska
E960369              Earth Station                                                          Akutan, Alaska
E960393              Earth Station                                                          Wainwright, Alaska
E960394              Earth Station                                                          Anktuvuk Pass, Alaska
E960395              Earth Station                                                          Noatak, Alaska
E960396              Earth Station                                                          Nondalton, Alaska
E960397              Earth Station                                                          Iliamna (County), Alaska
E960398              Earth Station                                                          Atqasuk, Alaska

 CALL SIGN            TYPE                                                                   LOCATION
 ---------            ----                                                                   --------
E960399              Earth Station                                                          Kaktovik (County), Alaska
E960400              Earth Station                                                          Nuiqsut (County), Alaska
E960401              Earth Station                                                          Point Lay (County), Alaska
E960423              Earth Station                                                          False Pass (County), Alaska
E960424              Earth Station                                                          King Cove (County), Alaska
E960425              Earth Station                                                          Cold Bay, Alaska
E960426              Earth Station                                                          Sand Point (County), Alaska
E960427              Earth Station                                                          Perryville (County), Alaska
E960428              Earth Station                                                          Nelson Lagoon (County), Alaska
E960429              Earth Station                                                          Chignik Lake, Alaska
E960430              Earth Station                                                          Chignik, Alaska
E960431              Earth Station                                                          Chignik Lagoon, Alaska
E960432              Earth Station                                                          Port Heiden (County), Alaska
E960433              Earth Station                                                          Pilot Point (County), Alaska
E960434              Earth Station                                                          Ekuk/Clarks Point (County), Alaska
E960435              Earth Station                                                          Manokotak (County), Alaska
E960436              Earth Station                                                          Togiak (County), Alaska
E960437              Earth Station                                                          Levelock (County), Alaska
E960438              Earth Station                                                          Ekwok (County), Alaska
E960439              Earth Station                                                          New Stuyahok (County), Alaska
E960440              Earth Station                                                          Koliganek (County), Alaska
E960441              Earth Station                                                          St. Michael (County), Alaska
E960442              Earth Station                                                          Stebbins (County), Alaska
E960443              Earth Station                                                          Unalakleet (County), Alaska
E960444              Earth Station                                                          Shaktoolik (County), Alaska
E960445              Earth Station                                                          Golovin (County), Alaska
E960446              Earth Station                                                          Elim (County), Alaska
E960447              Earth Station                                                          White Mountain (County), Alaska
E960448              Earth Station                                                          Koyuk (County), Alaska
E960449              Earth Station                                                          Teller (County), Alaska
E960450              Earth Station                                                          Wales (County), Alaska
E960451              Earth Station                                                          Buckland, Alaska
E960452              Earth Station                                                          Deering, Alaska
E960453              Earth Station                                                          Shishmaref (County), Alaska
E960454              Earth Station                                                          Selawik (County), Alaska
E960455              Earth Station                                                          Noorvik (County), Alaska
E960456              Earth Station                                                          Shungnak (County), Alaska
E960457              Earth Station                                                          Kobuk (County), Alaska
E960458              Earth Station                                                          Kiana (County), Alaska
E960459              Earth Station                                                          Ambler, Alaska
E960460              Earth Station                                                          Kivalina (County), Alaska
E960461              Earth Station                                                          Point Hope (County), Alaska

Pending Applications:
Pump Station #1      Earth Station
Pump Station #3      Earth Station
Pump Station #4      Earth Station
Pump Station #5      Earth Station
Pump Station #6      Earth Station
Pump Station #7      Earth Station

 CALL SIGN            TYPE                                                                   LOCATION
 ---------            ----                                                                   --------
Pump Station #8      Earth Station
Pump Station #10     Earth Station
Pump Station #12     Earth Station
Arctic Village       Earth Station
Beaver               Earth Station
Birch Creek          Earth Station
Chalkyitsik          Earth Station
Stevens Village      Earth Station

Cable Licenses
E5678                Earth Station                                                          Wasilla, Alaska
E5684                Earth Station                                                          Palmer, Alaska
KNHN226              Land Mobile/Business Radio                                             Soldotna, Alaska
WNJY380              Land Mobile/Business Radio                                             Bethel, Alaska
WNPU406              Land Mobile/Business Radio                                             Kotzebue, Alaska
WNPU410              Land Mobile/Business Radio                                             Nome, Alaska
WPOY279              Radio Service                                                          Ketchikan, Alaska
WNAP874              Land Mobile/Business Radio                                             Valdez, Alaska
WNRG645              Land Mobile/Business Radio                                             Cordova, Alaska
WNSC321              Land Mobile/Business Radio                                             Peterburg, Alaska
WPQG371              Radio Service                                                          Seward, Alaska
WPFT991              Land Mobile/Business Radio                                             Anchorage, Alaska
KNCD389              Land Mobile/Business Radio                                             Anchorage, Alaska
KD74                 Earth Station-R                                                        Juneau, Alaska
KE92                 Earth Station-R                                                        Anchorage, Alaska
KNNT 594             Land Mobile/Business Radio                                             Kodiak, Alaska
KNJA855              Land Mobile/Business Radio                                             Juneau, Alaska
KTJ272               Land Mobile/Business Radio                                             Sitka, Alaska

PCS License
KNLF 298             PCS Broadband                                                          MO49 Alaska

WPLM396              LMDS License


                     Cable Landing License-FCC
                     Cable Landing License-Snohomish County, Wa

 CALL SIGN            ADDRESS                                                                                      GRANT DATE
 ---------            -------                                                                                      ----------
KNEN497                                                                                                            02-Aug-02
E940285              50 states                                                                                     09-Sep-94
E940286              50 states                                                                                     09-Sep-94
E940287              50 states                                                                                     09-Sep-94
E940288              50 states                                                                                     09-Sep-94
E940289              50 states                                                                                     09-Sep-94
E940290              50 states                                                                                     09-Sep-94
E950224              N/A                                                                                           28-Apr-95

 CALL SIGN            ADDRESS                                                                                      GRANT DATE
 ---------            -------                                                                                      ----------
KNLF298                                                                                                            23-Jun-95
E960383              N/A                                                                                           16-Aug-96
E960384              N/A                                                                                           16-Aug-96
E960386              N/A                                                                                           04-Oct-96
E960385              N/A                                                                                           25-Oct-96
E960387              N/A                                                                                           25-Oct-96
E960388              N/A                                                                                           25-Oct-96
E960577              N/A                                                                                           06-Dec-96
WPLM396                                                                                                            17-Jun-98
E890566              RT. 4 West Rezenof Drive                                                                      04-Aug-99
E890647              Mile 3.8, Tongass Highway                                                                     11-Aug-99
E6641                11107 234th Ave. SE                                                                           10-Dec-99
E873414              900 E. Benson Blvd.                                                                           10-Dec-99
E2491                Mi. 5.1 Eagle River Road                                                                      08-Jul-02
E2490                1580 Thane Road                                                                               06-Apr-00
E2492                11107 234th Ave. SE                                                                           06-Apr-00
E873440              N/A                                                                                           06-Apr-00
E874371              3601 C Street                                                                                 06-Apr-00
E873586              N/A                                                                                           18-Dec-01
E990444              310 Dock Street                                                                               08-Jul-02
E850089              Mi. 2.6 Esro Rd.                                                                              08-Jul-02
E874279              20313 28th Ave. South                                                                         19-Dec-01
E890591              50 states                                                                                     06-Apr-00
E890589              50 states                                                                                     21-Apr-00
E890590              50 states                                                                                     21-Apr-00
E990529              Various                                                                                       12-Jun-00
E990531              Various                                                                                       12-Jun-00
E990532              Various                                                                                       12-Jun-00
E990534              Various                                                                                       12-Jun-00
E000224                                                                                                            28-Jun-00
E900478              3 Miles NNE of Deadhorse Airport                                                              23-Aug-00
E900261              1.4mi N. of Unalaska                                                                          24-Aug-00
E900442              Mile 13, Cooper River Hwy.                                                                    21-Sep-00
E000627              N/A                                                                                           28-Nov-00
E000628              N/A                                                                                           28-Nov-00
E000629              N/A                                                                                           28-Nov-00
E000630              N/A                                                                                           28-Nov-00
E000632              N/A                                                                                           28-Nov-00
E000631              N/A                                                                                           29-Nov-00
E000633              N/A                                                                                           29-Nov-00
E000634              N/A                                                                                           29-Nov-00
E000635              N/A                                                                                           29-Nov-00
E000636              N/A                                                                                           29-Nov-00
E000638              N/A                                                                                           29-Nov-00
E000639              N/A                                                                                           29-Nov-00
E900573              202 Jarvis Street                                                                             28-Dec-00
WHA559               2550 Denali Street                                                                            17-Jan-01
WHA560               5 Mi. Eagle River Road                                                                        17-Jan-01
WHA629               900 Benson Blvd.                                                                              17-Jan-01
WHA646               900 Benson Blvd.                                                                              17-Jan-01

 CALL SIGN            ADDRESS                                                                                      GRANT DATE
 ---------            -------                                                                                      ----------
WLT719               Mt. Redoubt Ave.                                                                              17-Jan-01
WLV263               3 Miles NNE of Deadhorse Airport                                                              17-Jan-01
WLV267               Adjacent to Deadhorse Airport                                                                 17-Jan-01
WMT650               6050 Rockwell Ave                                                                             17-Jan-01
WLR379               4750 W. Intl. Airport Rd.                                                                     30-Jan-01
WLU551               3601 C St.                                                                                    13-Feb-01
WLC631               Lat 64 56 34N/Long 147 42 48W                                                                 27-Mar-01
WLC632               Lat 64 55 53N/Long 147 29 49W                                                                 27-Mar-01
WLT720               10 miles SE of Anchorage                                                                      06-Feb-01
WLT721               15 mi. N. of Sterling                                                                         06-Feb-01
E010091              N/A                                                                                           11-Jun-01
E010030                                                                                                            19-Nov-01
E010032                                                                                                            19-Nov-01
E010335              N/A                                                                                           21-Feb-02
E020104              N/A                                                                                           08-Jul-02
E020105              N/A                                                                                           08-Jul-02
E020106              N/A                                                                                           08-Jul-02
E020107              N/A                                                                                           08-Jul-02
E020108              N/A                                                                                           08-Jul-02
E020111              N/A                                                                                           08-Jul-02
E020112              N/A                                                                                           08-Jul-02
E020113              N/A                                                                                           08-Jul-02
E020114              N/A                                                                                           08-Jul-02
E020115              N/A                                                                                           08-Jul-02
E020116              N/A                                                                                           08-Jul-02
E020133              N/A                                                                                           08-Jul-02
E020176              N/A                                                                                           26-Aug-02
E020212              N/A                                                                                           09-Oct-02
E020210              N/A                                                                                           09-Oct-02
E020222              N/A                                                                                           09-Oct-02
E020224              N/A                                                                                           09-Oct-02
E020223              N/A                                                                                           09-Oct-02
E960369              N/A                                                                                           10-Aug-98
E960393              N/A                                                                                           10-Aug-98
E960394              N/A                                                                                           10-Aug-98
E960395              N/A                                                                                           10-Aug-98
E960396              N/A                                                                                           10-Aug-98
E960397              N/A                                                                                           10-Aug-98
E960398              N/A                                                                                           10-Aug-98
E960399              N/A                                                                                           10-Aug-98
E960400              N/A                                                                                           10-Aug-98
E960401              N/A                                                                                           10-Aug-98
E960423              N/A                                                                                           10-Aug-98
E960424              N/A                                                                                           10-Aug-98
E960425              N/A                                                                                           10-Aug-98
E960426              N/A                                                                                           10-Aug-98
E960427              N/A                                                                                           10-Aug-98
E960428              N/A                                                                                           10-Aug-98
E960429              N/A                                                                                           10-Aug-98
E960430              N/A                                                                                           10-Aug-98

 CALL SIGN            ADDRESS                                                                                      GRANT DATE
 ---------            -------                                                                                      ----------
E960431              N/A                                                                                           10-Aug-98
E960432              N/A                                                                                           10-Aug-98
E960433              N/A                                                                                           10-Aug-98
E960434              N/A                                                                                           10-Aug-98
E960435              N/A                                                                                           10-Aug-98
E960436              N/A                                                                                           10-Aug-98
E960437              N/A                                                                                           10-Aug-98
E960438              N/A                                                                                           10-Aug-98
E960439              N/A                                                                                           10-Aug-98
E960440              N/A                                                                                           10-Aug-98
E960441              N/A                                                                                           10-Aug-98
E960442              N/A                                                                                           10-Aug-98
E960443              N/A                                                                                           10-Aug-98
E960444              N/A                                                                                           10-Aug-98
E960445              N/A                                                                                           10-Aug-98
E960446              N/A                                                                                           10-Aug-98
E960447              N/A                                                                                           10-Aug-98
E960448              N/A                                                                                           10-Aug-98
E960449              N/A                                                                                           10-Aug-98
E960450              N/A                                                                                           10-Aug-98
E960451              N/A                                                                                           10-Aug-98
E960452              N/A                                                                                           10-Aug-98
E960453              N/A                                                                                           10-Aug-98
E960454              N/A                                                                                           10-Aug-98
E960455              N/A                                                                                           10-Aug-98
E960456              N/A                                                                                           10-Aug-98
E960457              N/A                                                                                           10-Aug-98
E960458              N/A                                                                                           10-Aug-98
E960459              N/A                                                                                           10-Aug-98
E960460              N/A                                                                                           10-Aug-98
E960461              N/A                                                                                           10-Aug-98

Pending Applications:
Pump Station #1      N/A
Pump Station #3      N/A
Pump Station #4      N/A
Pump Station #5      N/A
Pump Station #6      N/A
Pump Station #7      N/A
Pump Station #8      N/A
Pump Station #10     N/A
Pump Station #12     N/A
Arctic Village       N/A
Beaver               N/A
Birch Creek          N/A
Chalkyitsik          N/A
Stevens Village      N/A

Cable Licenses
E5678                                                                                                              11-Jun-93

 CALL SIGN            ADDRESS                                                                                      GRANT DATE
 ---------            -------                                                                                      ----------
E5684                                                                                                              11-Jun-93
KNHN226              139A Warehouse Ave                                                                            29-Jun-99
WNJY380              210 3rd Ave                                                                                   29-Jun-99
WNPU406              1.1 Mi from Downtown                                                                          24-May-99
WNPU410              Federal Bldg Front St                                                                         24-May-99
WPOY279                                                                                                            31-Aug-99
WNAP874              N/A                                                                                           15-Nov-99
WNRG645              202 Nicholoff                                                                                 23-Dec-99
WNSC321              3/4 Mi SE of Post Office                                                                      09-May-00
WPQG371                                                                                                            05-Jul-00
WPFT991              550 W 7th Ave                                                                                 14-Dec-99
KNCD389              550 W 7th Ave                                                                                 06-Feb-01
KD74                                                                                                               12-Sep-00
KE92                 N/A                                                                                           21-Dec-00
KNNT 594             189 S. Binkley St, Ste 101                                                                    22-May-01
KNJA855              3161 Channel Dr                                                                               01-Jun-01
KTJ272               107 Cathedral Way                                                                             22-May-01

PCS License
KNLF 298                                                                                                           23-Jun-95

WPLM396


                                                                                                                   07-Nov-97
                                                                                                                   02-Jun-99

 CALL SIGN           STATUS                                                                 MOST CURRENT LICENSEE
 ---------           -------                                                                ---------------------
KNEN497              current                                                                General Communications Inc
E940285              current                                                                GCI Communication Corp.
E940286              current                                                                GCI Communication Corp.
E940287              current                                                                GCI Communication Corp.
E940288              current                                                                GCI Communication Corp.
E940289              current                                                                GCI Communication Corp.
E940290              current                                                                GCI Communication Corp.
E950224              current                                                                Peter Pan Comm.
KNLF298              current                                                                GCI Comm. Corp.
E960383              current                                                                GCI Communication Corp.
E960384              current                                                                GCI Communication Corp.
E960386              current                                                                GCI Communication Corp.
E960385              current                                                                GCI Communication Corp.
E960387              current                                                                GCI Communication Corp.
E960388              current                                                                GCI Communication Corp.
E960577              current                                                                GCI Communication Corp.
WPLM396              current                                                                GCI Comm. Corp.
E890566              current                                                                GCI Communication Corp.
E890647              current                                                                GCI Communication Corp.
E6641                current                                                                General Communication, Inc.

 CALL SIGN           STATUS                                                                 MOST CURRENT LICENSEE
 ---------           -------                                                                ---------------------
E873414              current                                                                General Communication, Inc.
E2491                current                                                                General Communication, Inc.
E2490                current                                                                General Communication, Inc.
E2492                current                                                                General Communication, Inc.
E873440              current                                                                General Communication, Inc.
E874371              current                                                                General Communication, Inc.
E873586              current                                                                General Communication, Inc.
E990444              current                                                                Waterfall Group LTD
E850089              current                                                                General Communication, Inc.
E874279              current                                                                General Communication, Inc.
E890591              current                                                                General Communication Incorporated
E890589              current                                                                General Communication Incorporated
E890590              current                                                                General Communication Incorporated
E990529              current                                                                GCI Communication Corp.
E990531              current                                                                GCI Communication Corp.
E990532              current                                                                GCI Communication Corp.
E990534              current                                                                GCI Communication Corp.
E000224              current                                                                Alaska Aerospace Dev. Corp.
E900478              current                                                                GCI Communication Corp.
E900261              current                                                                GCI Communication Corp.
E900442              current                                                                GCI Communication Corp.
E000627              current                                                                General Comm Inc.
E000628              current                                                                General Comm Inc.
E000629              current                                                                General Comm Inc.
E000630              current                                                                General Comm Inc.
E000632              current                                                                General Comm Inc.
E000631              current                                                                General Comm Inc.
E000633              current                                                                General Comm Inc.
E000634              current                                                                General Comm Inc.
E000635              current                                                                General Comm Inc.
E000636              current                                                                General Comm Inc.
E000638              current                                                                General Comm Inc.
E000639              current                                                                General Comm Inc.
E900573              Current                                                                General Communication, Inc.
WHA559               current                                                                GCI Comm. Corp.
WHA560               current                                                                General Comm. Inc.
WHA629               current                                                                GCI Comm. Corp.
WHA646               current                                                                GCI Comm. Corp.
WLT719               current                                                                GCI Comm. Corp.
WLV263               current                                                                GCI Comm. Corp.
WLV267               current                                                                GCI Comm. Corp.
WMT650               current                                                                GCI Comm. Corp.
WLR379               current                                                                GCI Comm. Corp.
WLU551               current                                                                GCI Comm. Corp.
WLC631               current                                                                GCI Comm. Corp.
WLC632               current                                                                GCI Comm. Corp.
WLT720               current                                                                GCI Comm. Corp.
WLT721               current                                                                GCI Comm. Corp.
E010091              current                                                                General Communication Incorporated
E010030              current                                                                General Communication, Inc.

 CALL SIGN           STATUS                                                                 MOST CURRENT LICENSEE
 ---------           -------                                                                ---------------------
E010032              current                                                                General Communication, Inc.
E010335              current                                                                GCI Comm. Corp.
E020104              current                                                                GCI Comm. Corp.
E020105              current                                                                GCI Comm. Corp.
E020106              current                                                                GCI Comm. Corp.
E020107              current                                                                GCI Comm. Corp.
E020108              current                                                                GCI Comm. Corp.
E020111              current                                                                GCI Comm. Corp.
E020112              current                                                                GCI Comm. Corp.
E020113              current                                                                GCI Comm. Corp.
E020114              current                                                                GCI Comm. Corp.
E020115              current                                                                GCI Comm. Corp.
E020116              current                                                                GCI Comm. Corp.
E020133              current                                                                GCI Comm. Corp.
E020176              current                                                                GCI Comm. Corp.
E020212              current                                                                GCI Comm. Corp.
E020210              current                                                                GCI Comm. Corp.
E020222              current                                                                GCI Comm. Corp.
E020224              current                                                                GCI Comm. Corp.
E020223              current                                                                GCI Comm. Corp.
E960369              S.T.A.                                                                 GCI Comm. Corp.
E960393              S.T.A.                                                                 GCI Comm. Corp.
E960394              S.T.A.                                                                 GCI Comm. Corp.
E960395              S.T.A.                                                                 GCI Comm. Corp.
E960396              S.T.A.                                                                 GCI Comm. Corp.
E960397              S.T.A.                                                                 GCI Comm. Corp.
E960398              S.T.A.                                                                 GCI Comm. Corp.
E960399              S.T.A.                                                                 GCI Comm. Corp.
E960400              S.T.A.                                                                 GCI Comm. Corp.
E960401              S.T.A.                                                                 GCI Comm. Corp.
E960423              S.T.A.                                                                 GCI Comm. Corp.
E960424              S.T.A.                                                                 GCI Comm. Corp.
E960425              S.T.A.                                                                 GCI Comm. Corp.
E960426              S.T.A.                                                                 GCI Comm. Corp.
E960427              S.T.A.                                                                 GCI Comm. Corp.
E960428              S.T.A.                                                                 GCI Comm. Corp.
E960429              S.T.A.                                                                 GCI Comm. Corp.
E960430              S.T.A.                                                                 GCI Comm. Corp.
E960431              S.T.A.                                                                 GCI Comm. Corp.
E960432              S.T.A.                                                                 GCI Comm. Corp.
E960433              S.T.A.                                                                 GCI Comm. Corp.
E960434              S.T.A.                                                                 GCI Comm. Corp.
E960435              S.T.A.                                                                 GCI Comm. Corp.
E960436              S.T.A.                                                                 GCI Comm. Corp.
E960437              S.T.A.                                                                 GCI Comm. Corp.
E960438              S.T.A.                                                                 GCI Comm. Corp.
E960439              S.T.A.                                                                 GCI Comm. Corp.
E960440              S.T.A.                                                                 GCI Comm. Corp.
E960441              S.T.A.                                                                 GCI Comm. Corp.
E960442              S.T.A.                                                                 GCI Comm. Corp.

 CALL SIGN           STATUS                                                                 MOST CURRENT LICENSEE
 ---------           -------                                                                ---------------------
E960443              S.T.A.                                                                 GCI Comm. Corp.
E960444              S.T.A.                                                                 GCI Comm. Corp.
E960445              S.T.A.                                                                 GCI Comm. Corp.
E960446              S.T.A.                                                                 GCI Comm. Corp.
E960447              S.T.A.                                                                 GCI Comm. Corp.
E960448              S.T.A.                                                                 GCI Comm. Corp.
E960449              S.T.A.                                                                 GCI Comm. Corp.
E960450              S.T.A.                                                                 GCI Comm. Corp.
E960451              S.T.A.                                                                 GCI Comm. Corp.
E960452              S.T.A.                                                                 GCI Comm. Corp.
E960453              S.T.A.                                                                 GCI Comm. Corp.
E960454              S.T.A.                                                                 GCI Comm. Corp.
E960455              S.T.A.                                                                 GCI Comm. Corp.
E960456              S.T.A.                                                                 GCI Comm. Corp.
E960457              S.T.A.                                                                 GCI Comm. Corp.
E960458              S.T.A.                                                                 GCI Comm. Corp.
E960459              S.T.A.                                                                 GCI Comm. Corp.
E960460              S.T.A.                                                                 GCI Comm. Corp.
E960461              S.T.A.                                                                 GCI Comm. Corp.

Pending Applications:
Pump Station #1
Pump Station #3
Pump Station #4
Pump Station #5
Pump Station #6
Pump Station #7
Pump Station #8
Pump Station #10
Pump Station #12
Arctic Village
Beaver
Birch Creek
Chalkyitsik
Stevens Village

Cable Licenses
E5678                current                                                                GCI Cable Inc
E5684                current                                                                GCI Cable Inc
KNHN226              current                                                                GCI Cable Inc
WNJY380              current                                                                GCI Cable Inc
WNPU406              current                                                                GCI Cable Inc
WNPU410              current                                                                GCI Cable Inc
WPOY279              current                                                                GCI Cable Inc
WNAP874              current                                                                GCI Cable Inc
WNRG645              current                                                                GCI Cable Inc
WNSC321              current                                                                GCI Cable Inc
WPQG371              current                                                                GCI Cable Inc
WPFT991              current                                                                General Communication, Inc.
KNCD389              current                                                                GCI Cable, Inc.

 CALL SIGN           STATUS                                                                 MOST CURRENT LICENSEE
 ---------           -------                                                                ---------------------
KD74                 current                                                                GCI Cable, Inc.
KE92                 current                                                                GCI Cable, Inc.
KNNT 594             current                                                                GCI Cable Inc
KNJA855              current                                                                GCI Cable Inc
KTJ272               current                                                                GCI Cable Inc

PCS License
KNLF 298                                                                                    GCI Communication Corp

WPLM396                                                                                     GCI Communication Corp.


                                                                                            General Communication, Inc.
                                                                                            Alaska United Fiber system Partnership

 CALL SIGN            MOST  RECENT  DOCUMENTATION                                           Long/Lat
 ---------            -----------------------------                                         --------
KNEN497              License on file.                                                       61-11-45  152-30-00
E940285              Construction Permit and License                                        Conus, Ak. Hi
E940286              Construction Permit and License                                        Conus, Ak. Hi
E940287              Construction Permit and License                                        Conus, Ak. Hi
E940288              Construction Permit and License                                        Conus, Ak. Hi
E940289              Construction Permit and License                                        Conus, Ak. Hi
E940290              Construction Permit and License                                        Conus, Ak. Hi
E950224              Construction Permit and License/not our antenna, but on our site.      55-03-40  162-19-08
KNLF298              License on File.                                                       PCS License
E960383              Construction Permit and License                                        60-47-40  161-45-57
E960384              Construction Permit and License                                        59-02-25  158-27-18
E960386              Construction Permit and License                                        66-53-15  162-36-40
E960385              Construction Permit and License                                        58-40-26  156-39-25
E960387              Construction Permit and License                                        64-30-16  165-25-30
E960388              Construction Permit and License                                        71-16-18  156-46-03
E960577              Construction Permit and License                                        63-52-17  149-01-12
WPLM396              License on File.                                                       LMDS License
E890566              Authorization                                                          57-45-36  152-30-30
E890647              Authorization                                                          55-22-45  131-43-21
E6641                Authorization                                                          47-30-09  122-01-37
E873414              Authorization                                                          61-11-35  149-51-37
E2491                Authorization                                                          61-17-50  149-26-34
E2490                Authorization                                                          58-17-17  134-23-15
E2492                Authorization                                                          47-30-09  122-01-37
E873440              Authorization                                                          51-52-15  176-38-24
E874371              Authorization                                                          61-11-17  149-52-54
E873586              Authorization                                                          70-17-32  148-42-54
E990444              Application and IBFS Printout of Grant of Authority                    55-17-49  133-14-30
E850089              Authorization                                                          64-55-53  147-29-49
E874279              Authorization                                                          47-25-26  122-17-52
E890591              Authorization                                                          Conus, Ak. Hi

 CALL SIGN            MOST  RECENT  DOCUMENTATION                                           Long/Lat
 ---------            -----------------------------                                         --------
E890589              Authorization                                                          Conus, Ak. Hi
E890590              Authorization                                                          Conus, Ak. Hi
E990529              License on file                                                        Within the State of Alaska
E990531              License on file                                                        Within the State of Alaska
E990532              License on file                                                        Within the State of Alaska
E990534              License on file                                                        Within the State of Alaska
E000224              Radio Station Authorization                                            57-27-09  152-22-42
E900478              Construction Permit and License (last modified 12/24/92)               70-14-06  148-22-23
E900261              Radio Station Authorization                                            53-53-55  166-32-13
E900442              Construction Permit and License                                        60-29-47  145-27-44
E000627              License on file.                                                       59-47-18  154-06-04
E000628              License on file.                                                       60-31-52  165-06-32
E000629              License on file.                                                       59-00-47  161-48-53
E000630              License on file.                                                       59-16-34  155-54-07
E000632              License on file.                                                       59-26-22  154-45-24
E000631              License on file.                                                       61-31-37  166-06-24
E000633              License on file.                                                       61-34-18  159-32-18
E000634              License on file.                                                       58-12-31  157-22-34
E000635              License on file.                                                       59-07-06  161-35-25
E000636              License on file.                                                       60-23-12  166-11-33
E000638              License on file.                                                       62-03-04  163-10-49
E000639              License on file.                                                       59-44-49  161-54-28
E900573              License on file.                                                       57-03-03  135-18-26
WHA559               License on file.                                                       61-11-50N  149-52-38.9W
WHA560               License on file.                                                       61-17-53  149-26-35
WHA629               License on file.                                                       61-11-33  140-51-44
WHA646               License on file.                                                       61-11-33  149-51-52
WLT719               License on file.                                                       60-34-27  151-18-08
WLV263               License on file.                                                       70-13-59  148-22-33
WLV267               License on file.                                                       70-11-59  148-28-11
WMT650               License on file.                                                       61-11-31  150-00-07
WLR379               License on file.                                                       61-10-26  149-58-24
WLU551               License on file.                                                       61-11-15  149-53-01
WLC631               Assignment dtd 11/1/90.  FCC Public Notice of approval.                64-50-32  147-42-56
WLC632               Assignment dtd 11/1/90.  FCC Public Notice of approval.                64-55-49  147-29-57
WLT720               License on file.                                                       61-06-23  149-43-04
WLT721               License on file.                                                       60-43-35  150-52-30
E010091              License on file.
E010030              License on File.                                                       63-41-28  170-29-03
E010032              License on File.                                                       63-46-45  171-43-45
E010335              License on file.                                                       65-45-29  168-57-10
E020104              License on file.                                                       52-56-20  168-51-38
E020105              License on file.                                                       60-09-32  164-16-48
E020106              License on file.                                                       60-13-08  162-01-48
E020107              License on file.                                                       52-12-04  174-11-50
E020108              License on file.                                                       59-56-07  164-02-03
E020111              License on file.                                                       60-28-45  164-43-37
E020112              License on file.                                                       60-34-57  165-15-39
E020113              License on file.                                                       60-20-24  162-40-08
E020114              License on file.                                                       59-57-33  161-53-36

 CALL SIGN            MOST  RECENT  DOCUMENTATION                                           Long/Lat
 ---------            -----------------------------                                         --------
E020115              License on file.                                                       59-52-05  163-08-35
E020116              License on file.                                                       60-56-34  164-37-57
E020133              License on file.                                                       57-07-14  170-17-01
E020176              License on file.                                                       63-52-37  160-47-20
E020212              License on file.                                                       62-5-16  145-28-48
E020210              License on file.                                                       61-07-53  146-20-18
E020222              License on file.                                                       65-30-32  150-09-34
E020224              License on file.                                                       67-00-51  146-24-56
E020223              License on file.                                                       66-34-05  145-14-31
E960369              Expired license.  STA granted by J. Spriggs on 8/10/98.                54-08-04  165-46-28
E960393              Expired license.  STA granted by J. Spriggs on 8/10/98.                70-36-10  160-01-29
E960394              Expired license.  STA granted by J. Spriggs on 8/10/98.                68-08-30  151-43-45
E960395              Expired license.  STA granted by J. Spriggs on 8/10/98.                67-34-16  162-58-00
E960396              Expired license.  STA granted by J. Spriggs on 8/10/98.                59-58-26  154-50-58
E960397              Expired license.  STA granted by J. Spriggs on 8/10/98.                59-45-48  154-49-10
E960398              Expired license.  STA granted by J. Spriggs on 8/10/98.                70-29-46  157-24-41
E960399              Expired license.  STA granted by J. Spriggs on 8/10/98.                70-07-37  143-36-41
E960400              Expired license.  STA granted by J. Spriggs on 8/10/98.                70-12-49  151-00-03
E960401              Expired license.  STA granted by J. Spriggs on 8/10/98.                69-44-28  163-00-33
E960423              Expired license.  STA granted by J. Spriggs on 8/10/98.                54-51-20  163-24-36
E960424              Expired license.  STA granted by J. Spriggs on 8/10/98.                55-03-39  162-18-53
E960425              Expired license.  STA granted by J. Spriggs on 8/10/98.                55-12-25  162-42-41
E960426              Expired license.  STA granted by J. Spriggs on 8/10/98.                55-20-37  160-28-56
E960427              Expired license.  STA granted by J. Spriggs on 8/10/98.                55-54-40  159-08-33
E960428              Expired license.  STA granted by J. Spriggs on 8/10/98.                56-00-15  161-15-45
E960429              Expired license.  STA granted by J. Spriggs on 8/10/98.                56-15-20  158-45-53
E960430              Expired license.  STA granted by J. Spriggs on 8/10/98.                56-18-26  158-24-42
E960431              Expired license.  STA granted by J. Spriggs on 8/10/98.                56-18-39  158-32 12
E960432              Expired license.  STA granted by J. Spriggs on 8/10/98.                56-55-31  158-36-57
E960433              Expired license.  STA granted by J. Spriggs on 8/10/98.                57-34-00  157-34-34
E960434              Expired license.  STA granted by J. Spriggs on 8/10/98.                58-50-07  158-32-23
E960435              Expired license.  STA granted by J. Spriggs on 8/10/98.                58-58-47  159-03-09
E960436              Expired license.  STA granted by J. Spriggs on 8/10/98.                59-03-46  160-22-36
E960437              Expired license.  STA granted by J. Spriggs on 8/10/98.                59-06-45  156-51-29
E960438              Expired license.  STA granted by J. Spriggs on 8/10/98.                59-21-03  157-28-30
E960439              Expired license.  STA granted by J. Spriggs on 8/10/98.                59-27-09  157-18-47
E960440              Expired license.  STA granted by J. Spriggs on 8/10/98.                59-43-38  157-16-50
E960441              Expired license.  STA granted by J. Spriggs on 8/10/98.                63-28-44  162-02-25
E960442              Expired license.  STA granted by J. Spriggs on 8/10/98.                63-31-13  162-16-51
E960443              Expired license.  STA granted by J. Spriggs on 8/10/98.                63-52-40  160-47-10
E960444              Expired license.  STA granted by J. Spriggs on 8/10/98.                64-20-58  161-10-51
E960445              Expired license.  STA granted by J. Spriggs on 8/10/98.                64-32-41  163-01-50
E960446              Expired license.  STA granted by J. Spriggs on 8/10/98.                64-37-08  162-15-22
E960447              Expired license.  STA granted by J. Spriggs on 8/10/98.                64-40-56  163-24-25
E960448              Expired license.  STA granted by J. Spriggs on 8/10/98.                64-55-59  161-09-36
E960449              Expired license.  STA granted by J. Spriggs on 8/10/98.                65-15-58  166-21-44
E960450              Expired license.  STA granted by J. Spriggs on 8/10/98.                65-37-07  168-05-22
E960451              Expired license.  STA granted by J. Spriggs on 8/10/98.                65-58-41  161-07-35
E960452              Expired license.  STA granted by J. Spriggs on 8/10/98.                66-04-38  162-43-31
E960453              Expired license.  STA granted by J. Spriggs on 8/10/98.                66-15-18  166-04-18

 CALL SIGN            MOST  RECENT  DOCUMENTATION                                           Long/Lat
 ---------            -----------------------------                                         --------
E960454              Expired license.  STA granted by J. Spriggs on 8/10/98.                66-36-13  159-59-58
E960455              Expired license.  STA granted by J. Spriggs on 8/10/98.                66-50-08  161-02-16
E960456              Expired license.  STA granted by J. Spriggs on 8/10/98.                66-53-20  157-08-09
E960457              Expired license.  STA granted by J. Spriggs on 8/10/98.                66-54-27  156-52-39
E960458              Expired license.  STA granted by J. Spriggs on 8/10/98.                66-58-28  160-25-36
E960459              Expired license.  STA granted by J. Spriggs on 8/10/98.                67-05-14  157-51-17
E960460              Expired license.  STA granted by J. Spriggs on 8/10/98.                67-43-41  164-32-14
E960461              Expired license.  STA granted by J. Spriggs on 8/10/98.                68-20-49  166-43-33

Pending Applications:
Pump Station #1                                                                             70-15-31  148-36-38
Pump Station #3                                                                             68-50-30  149-49-44
Pump Station #4                                                                             68-25-22  149-21-20
Pump Station #5                                                                             66-48-46  150-39-44
Pump Station #6                                                                             65-51-14  149-44-19
Pump Station #7                                                                             65-18-38  148-16-41
Pump Station #8                                                                             64-32-34  146-49-10
Pump Station #10                                                                            63-25-25  145-45-57
Pump Station #12                                                                            61-28-32  145-08-48
Arctic Village
Beaver
Birch Creek
Chalkyitsik
Stevens Village

Cable Licenses
E5678                License on file.                                                       61-36-18  149-06-40
E5684                License on file.                                                       61-35-50  149-26-18
KNHN226              License on file.                                                       60-28-53  151-01-47
WNJY380              License on file.                                                       60-47-43  161-45-55
WNPU406              License on file.                                                       66-53-55  162-35-43
WNPU410              License on file.                                                       64-30-00  165-30-00
WPOY279              License on file.                                                       55-20-54  131-40-22
WNAP874              License on file.                                                       61-07-43  146-20-50
WNRG645              License on file.                                                       60-32-49  145-44-48
WNSC321              License on file.                                                       56-48-41  132-57-27
WPQG371              License on file.                                                       60-06-23  149-26-16
WPFT991              License on file.                                                       61-12-57  149-53-26
KNCD389              License on file.                                                       61-12-55   149-53-33
KD74                 License on file.                                                       58-19-47  134-28-17
KE92                 License on file.                                                       61-10-49  149-53-06
KNNT 594             License on file.                                                       57-47-20  152-25-21
KNJA855              License on file.                                                       58-19-33  134-26-28
KTJ272               Copy of the Land Mobile Database                                       57-03-00  135-20-10

PCS License
KNLF 298

WPLM396

                                                    Schedule 3.7(b)
                                                Location of Collateral
GCI Locations
Alaska:
 ADAK                         ELIM                            MANOKOTAK                   SHAGELUK
 AGULAWOK                     EMMONAK                         MARSHALL                    SHAKTOOLIK
 AKHIOK                       FAIRBANKS                       MCGRATH                     SHELDON PT / NUNAM IQUA
 AKIACHAK                     FALSE PASS                      MEKORYUK                    SHISHMAREF
 AKIAK                        FORT GREELY                     MENTASTA LAKE               SHUNGNAK
 AKUTAN                       FORT YUKON                      MICHAEL BAKER               SITKA
 ALAKANUK                     GALENA                          MINTO                       SKAGWAY
 ALEKNAGIK                    GAMBELL                         MOUNTAIN VILLAGE            SLEETMUTE
 ALLAKAKET                    GLENALLEN                       NAKNEK                      SOLDOTNA
 AMBLER                       GOLOVIN                         NANWALEK                    ST GEORGE ISLAND
 ANAKTUVUK PASS               GOODNEWS BAY                    NAPAKIAK                    ST MARY'S
 ANCHORAGE                    GRAYLING                        NELSON LAGOON               ST MICHAEL
 ANDERSON                     HAINES                          NENANA                      ST PAUL
 ANGOON                       HEALY                           NEW HALEN                   STEBBINS
 ANIAK                        HEALY LAKE                      NEW STUYAHOK                STEVENS VILLAGE
 ANVIK                        HOLY CROSS                      NEWTOK                      STONY RIVER
 ARCTIC VILLAGE               HOMER                           NIGHTMUTE                   TAKOTNA
 ATIGAN PASS                  HOONAH                          NIKOLAI                     TANACROSS
 ATKA                         HOOPER BAY                      NIKOLSKI                    TANANA
 ATMAUTLUAK                   HUGHES                          NOATAK                      TAPS
 ATQASUK                      HUSLIA                          NOME                        TATITLEK
 BARROW                       HYDABURG                        NONDALTON                   TELLER
 BEAVER                       ICY BAY                         NOORVIK                     TENAKEE SPRINGS
 BETHEL                       IGIUGIG                         NORTHWAY                    TETLIN
 BETTLES                      ILIAMNA                         NUIQSUT                     THORN BAY
 BIG SANDY LAKE               IVANOF BAY                      NULATO                      TOGIAK
 BIRCH CREEK                  JUNEAU                          NUNAPITCHUK                 TOK
 BREVIG MISSION               KAKE                            OLD HARBOR                  TOKSOOK BAY
 BUCKLAND                     KAKTOVIK                        OUZINKIE                    TULUKSAK
 CANTWELL                     KALSKAG                         PALMER                      TUNTUTULIAK
 CHALKYITSIK                  KALTAG                          PEDRO BAY                   TUNUNAK
 CHAUTHBALUK                  KANAS                           PELICAN                     TWIN HILLS
 CHEFORNAK                    KARLUK                          PERRYVILLE                  TYONEK
 CHENEGA BAY                  KASIGLUK                        PETERSBURG                  UNALAKLEET
 CHEVAK                       KENAI                           PILOT POINT                 UNALASKA / DUTCH HARBOR
 CHICAGO                      KETCHIKAN                       PILOT STATION               VALDEZ
 CHIGNIK                      KIANA                           PITKAS POINT                VENETIE
 CHIGNIK BAY                  KING COVE                       PLATINUM                    WAINWRIGHT
 CHIGNIK LAGOON               KING SALMON                     POINT HOPE                  WALES
 CHIGNIK LAKE                 KIPNUK                          POINT LAY                   WASILLA
 CHINIAK                      KIVALINA                        PORT ALSWORTH               WHITE MT
 CHUATHBALUK                  KLAWOCK                         PORT GRAHAM                 WHITTIER
 CIRCLE                       KOBUK                           PORT HEIDEN                 WILDWOOD
 CLARKS POINT                 KODIAK                          PORT LIONS                  WISEMAN
 COLD BAY                     KOKHANOK                        PORTAGE CREEK               WRANGELL
 COLDFOOT                     KOLIGANEK                       PRUDHOE BAY                 YAKUTAT
 CORDOVA                      KONGIGANAK                      QUINHAGAK
 CRAIG                        KOTLIK                          RAMPART
 CROOKED CREEK                KOTZEBUE                        RED DEVIL
 DANGER BAY                   KOYUK                           RUBY
 DEADHORSE                    KOYUKUK                         RUSSIAN MISSION
 DEERING                      KUPARUK                         S. NAKNEK
 DELTA JUNCTION               KWETHLUK                        SALCHA HILLS
 DILLINGHAM                   KWIGILLINGOK                    SAND POINT
 DOT LAKE                     LAKE MINCHUMINA                 SAND POINT
 EAGLE                        LARSEN BAY                      SAVOONGA
 EEK                          LEVELOCK                        SCAMMON BAY
 EGEGIK                       LITTLE DIOMEDE                  SELAWIK
 EKUK / CLARKS PT             LIVENGOOD                       SELDOVIA
 EKWOK                        MANLEY HOT SPRINGS              SEWARD

Arizona:
 GANADO
 KINGMAN
 MCNARY
 PINETOP
 SHOW LO
 ST MICHAELS
Montana:
 BOX ELDER
 HAYS
 HEART BUTTE
 LAVINA
 LODGE Pole
 XAVIER
New Mexico:
 ABIQUIU
 COLUMBUS
 CUBA
 GALLINA
 GALLUP
 GRANTS
 JAMES MOUNTAIN
 LUMBERTON
 LYBROOK
 SAN FIDEL
 THOREAU
 ZUNI
Washington:
 King County
 Clallum County
 Island County
 Jefferson County
 King County
 Kitsap County
 Snohomish County
Other:
 Undersea fiber optic
 cable from Seward, AK
 to Pacific City, OR

                                                 SCHEDULE 3.8
                             Existing Indebtedness, Contingent Liabilities, Liens
                                                                                             Maturity and Amount of
Indebtedness Incurred By   Indebtedness Owed To        Property Encumbered                   Indebtedness
------------------------   --------------------        -------------------                   ----------------------
GCI, Inc.                  Public Noteholders          None                                  $180,000,000   08/01/07

GCI Communication Corp.    Wells Fargo                 Capital Lease, Lucent Switch          $    968,924   08/15/05

GCI Communication Corp.    Alaska Exchange Carriers    Letter of Credit                      $  3,000,000   04/25/03
                           Association

GCI Communication Corp.    Individual, Terrance May    Unsecured                             $    446,900   01/15/06

GCI Communication Corp.    IBM Credit Corp.            Capital Lease, Server                 $     57,075   04/27/03

GCI Communication Corp.    IBM Credit Corp.            Capital Lease, VSS Storage            $    144,449   12/31/03

GCI Communication Corp.    Royal                       Capital Lease, Copier                 $        723   11/19/02

GCI Holdings, Inc.         Bank of America, N. A. as   100% of Common Stock and Assets of:   $120,125,000   07/31/05
                           Administrative Agent        - GCI Holdings, Inc.
                                                       - Potter View Development Co., Inc.
                                                       - GCI Communication Corp.
                                                       - GCI Cable, Inc.
                                                       - GCI American Cablesystems, Inc.
                                                       - GCI Cablesystems of Alaska, Inc.
                                                       - GCI Fiber Co., Inc.
                                                       - Fiber Hold Co., Inc.
                                                       - GCI Fiber Communication Co., Inc.

Alaska United Fiber
System Partnership         Credit Lyonnais as          100% of the Partnership Interests     $ 60,000,000   12/31/07
                           Administrative Agent        and Assets

GCI Communication Corp.    Lucent                      Products and licensed materials       $    300,000

Liens associated with
various operating leases

Liens associated with
intercompany loans

                                  SCHEDULE 3.11
                            Environmental Liabilities

- None

                                                  SCHEDULE 3.13
                                                   Investments
Name                                           Investment Type                                Owner and % Ownership
----                                           ---------------                                ---------------------
GCI Transport Co., Inc.                        100 shares of Common Stock                     GCI Holdings, Inc. 100%


GCI Satellite Co., Inc.                        100 shares of Common Stock                     GCI Transport Co., Inc.
                                                                                              100%

GCI Fiber Communication Co., Inc.              Note Receivable Balance $86,296,575            GCI Holdings, Inc. 100%


GCI Fiber Communication Co., Inc.              Accrued Interest Receivable $10,945.786        GCI Holdings, Inc. 100%

In addition, the Investments of the Transaction Parties in the Capital Stock of other Transaction Parties are as disclosed on Schedule 3.1.

                                  SCHEDULE 3.16
                    FILING AND RECORDING LOCATIONS FOR UCC-1
                     FINANCING STATEMENTS AND DEEDS OF TRUST


         1. State of Alaska UCC Central - UCC 1 Financing Statements to be filed:
                  Support Services Division, UCC Central
                  Alaska Department of Natural Resources
                  550 W. 7th Ave., Ste. 1200A
                  Anchorage, Alaska 99501
                  269-8899 / 269-8873

         2. State of Washington UCC Central - UCC 1 Financing Statement to be filed:
                  Department of Licensing
                  Uniform Commercial Code Division
                  405 Black Lake Blvd., Bldg. 2 (Fed Ex)
                  Olympia, Washington 98502
                  or P.O. Box 9660
                  Olympia, Washington 98507-9660
                  (360) 664-1530

         3. State of Delaware UCC Central - UCC 1 Financing Statement to be filed:
                  UCC Division
                  Secretary of State
                  John G. Townsend Building (Fed Ex)
                  401 Federal Street
                  Dover, Delaware 19901
                  or P.O. Box 793
                  Dover, Delaware 19903
                  (302) 739-4279

         3. State of Alaska Recording Districts - Deed of Trust to be recorded:

                  3.1      Anchorage
                           550 W. 7th Ave., Ste. 1200
                           Anchorage, Alaska 99501
                           269-8899 / 269-8872

                  3.2      Chitna
                           Attn:  Magistrate
                           Box 86
                           Glennallen, Alaska 99588
                           822-3726

                  3.3      Cordova (in Anchorage)
                           550 W. 7th Ave., Ste. 1200
                           Anchorage, Alaska 99501
                           269-8899 / 269-8872

                  3.4      Fairbanks
                           1648 S. Cushman St.  Suite 201
                           Fairbanks, Alaska 99701-6206
                           452-3521 / 452-2298

                  3.5      Juneau
                           400 Willoughby St.
                           3rd Floor
                           Juneau, Alaska 99801
                           465-3449 / 465-3425

                  3.6      Ketchikan
                           415 Main St., Room 310
                           Ketchikan, Alaska 99901
                           225-3142 / 225-3143

                  3.7      Petersburg (in Ketchikan)
                           415 Main St., Room 310
                           Ketchikan, Alaska 99901
                           225-3142 / 225-3143

                  3.8      Seward
                           Attn:  Magistrate
                           Box 1929
                           Seward, Alaska 99664
                           224-3075

                  3.9      Sitka
                           210-C Lake Street
                           Sitka, Alaska 99835
                           747-3275

                  3.10     Valdez
                           Attn: Magistrate
                           Box 127
                           Valdez, Alaska 99686
                           835-2266


         4. State of Washington Recording Districts - Deed of Trust to be recorded:

                  4.1      Snohomish County Auditor
                           Recording Division
                           3000 Rockefeller Ave., M/S-204
                           Everett, Washington 98201
                           (425) 388-3483   Fax (425) 259-2777

                  4.2      King County Records & Elections Division
                           Recorder's Office
                           King County Administration Building
                           500 Fourth Avenue, Room 311
                           Seattle, Washington 98104
                           (206) 296-1570   Fax: (206) 205-8396

                                 SCHEDULE 3.17
                              Material Agreements

- Agreements related to the Indebtedness of the Transaction Parties listed on
  Schedule 3.8.

- All material agreements have been filed with the Securities and Exchange Commission.

                              General Communication, Inc.and Subsidiaries

                                Summary of Bank Accounts-Schedule 3.18

BANK NAME                                  ACCOUNT NUMBER       COMPANY NAME
First National Bank of Alaska              15111743             Alaska United Fiber System
First National Bank of Alaska              41102641             Alaska United Fiber System
First National Bank of Alaska              15105620             Alaska United Fiber System
First National Bank of Alaska              41102583             Alaska United Fiber System

Wells Fargo Bank Alaska, N.A.              003-7827073          GCI Cable Inc
Wells Fargo Bank Alaska, N.A.              003-7829025          GCI Cable Inc
Wells Fargo Bank Alaska, N.A.              003-7778072          GCI Cable Inc
Wells Fargo Bank Alaska, N.A.              003-7776118          GCI Cable Inc
Wells Fargo Bank Alaska, N.A.              003-7828932          GCI Cable Inc
Wells Fargo Bank Alaska, N.A.              110-1780983          GCI Cable Inc / Bethel
Wells Fargo Bank Alaska, N.A.              003-7828959          GCI Cable Inc / Concentration Account
Wells Fargo Bank Alaska, N.A.              003-7828312          GCI Cable Inc / Cordova
Wells Fargo Bank Alaska, N.A.              003-7828789          GCI Cable Inc / Fairbanks - 0220
Wells Fargo Bank Alaska, N.A.              003-7828339          GCI Cable Inc / Homer - 0242
Wells Fargo Bank Alaska, N.A.              003-7829076          GCI Cable Inc / Juneau - 0210
Wells Fargo Bank Alaska, N.A.              110-1748036          GCI Cable Inc / Kenai
Wells Fargo Bank Alaska, N.A.              003-7829068          GCI Cable Inc / Ketchikan
Wells Fargo Bank Alaska, N.A.              003-7828355          GCI Cable Inc / Kodiak
Wells Fargo Bank Alaska, N.A.              003-7828398          GCI Cable Inc / Kotzebue
Wells Fargo Bank Alaska, N.A.              003-7829033          GCI Cable Inc / Nome
Wells Fargo Bank Alaska, N.A.              003-7829084          GCI Cable Inc / Petersburg
Wells Fargo Bank Alaska, N.A.              003-7828363          GCI Cable Inc / Seward
Wells Fargo Bank Alaska, N.A.              003-7828819          GCI Cable Inc / Sitka - 0211
Wells Fargo Bank Alaska, N.A.              003-7828371          GCI Cable Inc / Valdez - 0244
Wells Fargo Bank Alaska, N.A.              003-7828800          GCI Cable Inc / Wrangell - 0214

Wells Fargo Bank Alaska, N.A.              004-7033371          GCI Cablesystems of Alaska Inc
Wells Fargo Bank Alaska, N.A.              004-7033401          GCI Cablesystems of Alaska Inc
Wells Fargo Bank Alaska, N.A.              004-7033398          GCI Cablesystems of Alaska Inc

First National Bank of Alaska              30042550             GCI Communication Corp / Escrow Acct ACS Billing Disp

First National Bank of Alaska              1105105              GCI Communication Corp
First National Bank of Alaska              1105105              GCI Communication Corp
Key Bank                                   720121007044         GCI Communication Corp
Matanuska Valley Federal Credit Union      87298                GCI Communication Corp
Matanuska Valley Federal Credit Union      81824                GCI Communication Corp
Wells Fargo Bank Alaska, N.A.              003-7791354          GCI Communication Corp
Wells Fargo Bank Alaska, N.A.              003-7803182          GCI Communication Corp
Wells Fargo Bank Alaska, N.A.              003-7746782          GCI Communication Corp
Wells Fargo Bank Alaska, N.A.              000004134886439      GCI Communication Corp
Wells Fargo Bank Alaska, N.A.              000004045886440      GCI Communication Corp
Wells Fargo Bank Alaska, N.A.              003-7730738          GCI Communication Corp


Wells Fargo Bank Alaska, N.A.              000004620484275      GCI Communication Corp
Wells Fargo Bank Alaska, N.A.              000002789774106      GCI Communication Corp
Wells Fargo Bank Alaska, N.A.              003-7746774          GCI Communication Corp

Wells Fargo Bank Alaska, N.A.              619489552            Kanas Telecom Inc (now GCI Fiber Communication Co., Inc.)

                                                                     EXHIBIT A-1


                             FORM OF REVOLVING NOTE


                                                            $ New York, New York
$                                                         as of October   , 2002


                  FOR VALUE RECEIVED, GCI HOLDINGS, INC., an Alaska corporation (the "Obligor"), DOES HEREBY PROMISE TO PAY to the order of [insert name of Lender] (the "Lender") at the office of Credit Lyonnais New York Branch at 1301 Avenue of the Americas, New York, New York 10019, in lawful money of the United States of America in immediately available funds, the principal amount of
             DOLLARS ($      ), or the aggregate unpaid principal amount of all
Revolving Loans (as defined in the Credit Agreement referred to below) made by the Lender to the Obligor pursuant to said Credit Agreement, whichever is less, on such date or dates as is required by the Credit Agreement, and to pay interest on the unpaid principal amount from time to time outstanding hereunder, in like money, at such office, at such rate or rates per annum and at such times as set forth in said Credit Agreement.

                  Except as otherwise provided in the Credit Agreement, the Obligor and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon severally waive grace, demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate or notice of acceleration) and diligence in collecting and bringing suit against any party hereto and agree to the extent permitted by applicable law (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for any holder of this Note, in order to enforce payment of this Note, to first institute or exhaust such holder's remedies against the Obligor or any other party liable hereon or against any security for this Note. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

                  This Note is one of the Revolving Notes referred to in that certain Credit, Guaranty, Security and Pledge Agreement dated as of October 31, 2002 (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement") among the Obligor, the Guarantors referred to therein, the Lenders referred to therein, Credit Lyonnais New York Branch as Administrative Agent, Issuing Bank, Co-Arranger and Co-Bookrunner, General Electric Capital Corporation as Documentation Agent, Co-Arranger and Co-Bookrunner and CIT Lending Services Corporation as Syndication Agent, and is entitled to the benefits of, and is secured by the security interests granted in, the Credit Agreement and the other security documents, guarantees and other agreements referred to and described therein, which Credit Agreement, among other things, contains provisions for optional and mandatory prepayment and for acceleration of the maturity hereof upon the occurrence of certain events, all as provided in the Credit Agreement.

                  The Obligor is personally obligated and fully liable for the amount due under this Note. Credit Lyonnais New York Branch as Administrative Agent or the Lender has the right to sue on this Note and obtain a personal judgment against the Obligor for satisfaction of the amount due under this Note either before or after a judicial foreclosure of any mortgage or deed of trust which has been granted by the Obligor, under AS 09.45.170 - 09.45.220. (ss. 2 ch 44 SLA 1988).

                  THIS NOTE SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

                                                     GCI HOLDINGS, INC


                                                     By:
                                                     Name:
                                                     Title:

                                                          [LAST PAGE OF NOTE]

                                                                                        Unpaid                Name of
                                                         Payments                       Principal             Person
                                                         --------                       Balance               Making
Date                 Amount of Loan               Principal        Interest             of Note               Notation
----                 --------------               ---------        --------             -----------           --------

                                                                     EXHIBIT A-2


                                FORM OF TERM NOTE


                                                              New York, New York
$                                                         as of October   , 2002


                  FOR VALUE RECEIVED, GCI HOLDINGS, INC., an Alaska corporation (the "Obligor"), DOES HEREBY PROMISE TO PAY to the order of [insert name of Lender] (the "Lender") at the office of Credit Lyonnais New York Branch at 1301 Avenue of the Americas, New York, New York 10019, in lawful money of the United States of America in immediately available funds, the principal amount of
               DOLLARS ($            ), or the aggregate unpaid principal amount
of all Term Loans (as defined in the Credit Agreement referred to below) made by the Lender to the Obligor pursuant to the Credit Agreement, whichever is less, on the Final Maturity Date (as defined in the Credit Agreement referred to below).

                  In addition, the Obligor hereby promises to pay interest on the unpaid principal amount from time to time outstanding hereunder, in like money, at such office, at such rate or rates per annum and at such times as set forth in said Credit Agreement. All capitalized terms used herein but not defined herein shall have the meanings set forth in the Credit Agreement.

                  Except as otherwise provided in the Credit Agreement, the Obligor and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon severally waive grace, demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate or notice of acceleration) and diligence in collecting and bringing suit against any party hereto and agree to the extent permitted by applicable law (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for any holder of this Note, in order to enforce payment of this Note, to first institute or exhaust such holder's remedies against the Obligor or any other party liable hereon or against any security for this Note. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

                  This Note is one of the Term Notes referred to in that certain Credit, Guaranty, Security and Pledge Agreement dated as of October 31, 2002 (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement") among the Obligor, the Guarantors referred to therein, the Lenders referred to therein, Credit Lyonnais New York Branch as Administrative Agent, Issuing Bank, Co-Arranger and Co-Bookrunner, General Electric Capital Corporation as Documentation Agent, Co-Arranger and Co-Bookrunner and CIT Lending Services Corporation as Syndication Agent, and is entitled to the benefits of, and is secured by the security interests granted in, the Credit Agreement and the other security documents, guarantees and other agreements referred to and described therein, which

Credit Agreement, among other things, contains provisions for optional and mandatory prepayment and for acceleration of the maturity hereof upon the occurrence of certain events, all as provided in the Credit Agreement.

                  The Obligor is personally obligated and fully liable for the amount due under this Note. Credit Lyonnais New York Branch as Administrative Agent or the Lender has the right to sue on this Note and obtain a personal judgment against the Obligor for satisfaction of the amount due under this Note either before or after a judicial foreclosure of any mortgage or deed of trust which has been granted by the Obligor, under AS 09.45.170 - 09.45.220. (ss. 2 ch 44 SLA 1988).

                  THIS NOTE SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

                                                     GCI HOLDINGS, INC.


                                                     By:
                                                     Name:
                                                     Title:

                                                 [LAST PAGE OF NOTE]

                                                                                        Unpaid                Name of
                                                         Payments                       Principal             Person
                                                         --------                       Balance               Making
Date                 Amount of Loan               Principal        Interest             of Note               Notation
----                 --------------               ---------        --------             -----------           --------

                                                                     EXHIBIT A-3


                             FORM OF SWINGLINE NOTE


$                                                             New York, New York
                                                         as of October    , 2002


                  FOR VALUE RECEIVED, GCI HOLDINGS, INC., an Alaska corporation (the "Obligor"), DOES HEREBY PROMISE TO PAY to the order of [insert name of Swingline Lender] (the "Lender") at the office of Credit Lyonnais New York Branch at 1301 Avenue of the Americas, New York, New York 10019, in lawful money of the United States of America in immediately available funds, the principal
amount of                DOLLARS ($       ), or the aggregate unpaid principal
amount of all Swingline Loans (as defined in the Credit Agreement referred to below) made by the Lender to the Obligor pursuant to said Credit Agreement, whichever is less, on such date or dates as is required by the Credit Agreement, and to pay interest on the unpaid principal amount from time to time outstanding hereunder, in like money, at such office, at such rate or rates per annum and at such times as set forth in said Credit Agreement.

                  Except as otherwise provided in the Credit Agreement, the Obligor and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon severally waive grace, demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate or notice of acceleration) and diligence in collecting and bringing suit against any party hereto and agree to the extent permitted by applicable law (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for any holder of this Note, in order to enforce payment of this Note, to first institute or exhaust such holder's remedies against the Obligor or any other party liable hereon or against any security for this Note. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

                  This Note is one of the Swingline Notes referred to in that certain Credit, Guaranty, Security and Pledge Agreement dated as of October 31, 2002 (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement") among the Obligor, the Guarantors referred to therein, the Lenders referred to therein, Credit Lyonnais New York Branch as Administrative Agent, Issuing Bank, Co-Arranger and Co-Bookrunner, General Electric Capital Corporation as Documentation Agent, Co-Arranger and Co-Bookrunner and CIT Lending Services Corporation as Syndication Agent, and is entitled to the benefits of, and is secured by the security interests granted in, the Credit Agreement and the other security documents, guarantees and other agreements referred to and described therein, which Credit Agreement, among other things, contains provisions for optional and mandatory prepayment and for acceleration of the maturity hereof upon the occurrence of certain events, all as provided in the Credit Agreement.

                  The Obligor is personally obligated and fully liable for the amount due under this Note. Credit Lyonnais New York Branch as Administrative Agent or the Lender has the right to sue on this Note and obtain a personal judgment against the Obligor for satisfaction of the amount due under this Note either before or after a judicial foreclosure of any mortgage or deed of trust which has been granted by the Obligor, under AS 09.45.170 - 09.45.220. (ss. 2 ch 44 SLA 1988).

                  THIS NOTE SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

                                                     GCI HOLDINGS, INC


                                                     By:
                                                     Name:
                                                     Title:

                                                 [LAST PAGE OF NOTE]
                                                                                        Unpaid                Name of
                                                           Payments                     Principal             Person
                                                           --------                     Balance               Making
Date                 Amount of Loan               Principal        Interest             of Note               Notation
----                 --------------               ---------        --------             -----------           --------

                                                                     EXHIBIT B-1

                   FORM OF OPINION OF SHERMAN & HOWARD L.L.C.





                                             , 2002



TO THE PARTIES LISTED
ON ATTACHED SCHEDULE 1

         Re:      Credit, Guaranty, Security and Pledge Agreement, dated as of
                                    , 2002, (the "Credit Agreement") by and
                  among GCI Holdings, Inc. (the "Borrower"), the Guarantors referred to therein, the Lenders referred to therein, General
                  Electric Capital Corporation, as documentation agent, co-arranger and co-bookrunner, CIT Lending Services
                  Corporation, as syndication agent, and Credit Lyonnais New
                  York Branch, as administrative agent, issuing bank, co-arranger and co-bookrunner

Ladies and Gentlemen:

         We have acted as special counsel to the Borrower and the other Transaction Parties in connection with the preparation of the Credit Agreement and the other Documents (as defined below). This opinion letter is provided to you at the request of the Borrower pursuant to Section 4.1(c)(i) of the Credit Agreement. Except as otherwise indicated herein, capitalized terms used in this opinion letter have the meanings given to them in the Credit Agreement. For purposes of this opinion letter, (i) the Credit Agreement and the Notes are collectively referred to as the "Documents" and (ii) "Other Agreements" means those agreements listed on attached Schedule 2. In our capacity as special counsel to the Borrower and the other Transaction Parties, we have examined the Documents and such other documents and records, and we have made such other investigations, as we have deemed necessary to enable us to state the opinions and make the confirmations expressed below. As to certain factual matters, we have relied upon the representations contained in the Documents and upon certificates of officers of the Borrower and the other Transaction Parties.

         The opinions expressed herein are limited solely to the federal law of the United States other than the Communications Act of 1934, as amended, and the rules and regulations adopted by the Federal Communications Commission, as to which we express no opinion. For purposes of this opinion letter, we have assumed that the Credit Agreement and the other Documents are governed by the law of the State of Colorado notwithstanding the fact that they provide by their respective terms that they are to be governed by the law of the State of New York.

TO THE PARTIES LISTED
ON ATTACHED SCHEDULE 1
             , 2002
Page 2

         Based upon the foregoing and subject to our stated assumptions, qualifications and limitations, in our opinion:

         1. None of the Borrower or any other Transaction Party is subject to regulation under the Public Utility Holding Company Act of 1935 or the Investment Company Act of 1940, as each has been amended.

         2. Execution and delivery by the Borrower and each other Transaction Party of, and performance of its agreements in, the Documents to which it is a party do not (i) result in the creation of a Lien on the property of such Person under any Other Agreement or (ii) breach, or result in a default under, any existing obligation of such Person under any Other Agreement.

         We will permit copies of this opinion letter to be exhibited to potential assignees or other transferees of the Lenders, but such Persons shall not be entitled to rely hereon.

                                                     Very truly yours,

                                   SCHEDULE 1

Credit Lyonnais New York Branch
General Electric Capital Corporation
CIT Lending Services Corporation
TD Securities (USA) Inc.
Bank of America, National Association
Cobank, ASB
Wells Fargo Bank Alaska, N.A.
Credit Industriel et Commercial
Union Bank of California
Sun Trust Banks, Inc.

                                   SCHEDULE 2

Indenture dated as of August 1, 1997 between GCI, Inc., an Alaska corporation, and The Bank of New York, a New York banking corporation.

                                                                     EXHIBIT B-2

                                                     October    , 2002


To the Parties Listed on
Schedule 1 Attached Hereto


          Re:     GCI Holdings, Inc. Credit Agreement, dated October 31, 2002

Ladies and Gentlemen:

This opinion letter is delivered to you by GCI Holdings, Inc. ("Borrower") pursuant to Paragraph 4.1(c) of the Credit, Guaranty, Security and Pledge Agreement, dated October 31, 2002 (, the "Credit Agreement"), among the Borrower, the Guarantors referred to therein, the Lenders referred to therein, Credit Lyonnais New York Branch as Administrative Agent (in such capacity, the "Administrative Agent"), Issuing Bank, Co-Arranger and Co-Bookrunner, General Electric Capital Corporation as Documentation Agent, Co-Arranger and Co-Bookrunner and CIT Lending Services Corporation as Syndication Agent. Capitalized terms used, but not defined in this opinion letter, have the meanings given to them in the Credit Agreement.

I have acted as Corporate Counsel to the Borrower since its incorporation and to the other Transaction Parties, as an employee of the Transaction Parties, since their incorporation.. In addition, I have acted as Director, State Regulatory Affairs of GCIfor approximately nine years. In my capacity as Corporate Counsel, I have examined the Credit Agreement and related documents, and such other documents and records of the Borrower and the other Transaction Parties and I have made such other investigations, as I have deemed necessary to enable me to state the opinions expressed below.

In such examination, I have assumed the genuineness and authenticity of all documents submitted to the Borrower as originals, the conformity with genuine and authentic originals of all documents submitted to the Borrower as copies, the genuineness of all signatures, the power and authority of each entity which may he a party thereto (other than the Borrower and the Transaction Parties), and the due organization, existence, qualification and authorization to transact business of each such party (other than the Borrower and the Transaction Parties).

Re: GCI Holdings, Inc. Credit, Guaranty, Security and Pledge Agreement, dated
October   , 2002
Page 2 of 4

The law covered by the opinions expressed herein is limited to applicable federal laws of the United States and applicable laws of the State of Alaska as currently in effect as of the date of the signing of this letter.

On the basis of my examination and subject to stated qualifications, assumptions and limitations, in my opinion:

         1. No consent, approval, authorization, license or order of, or filing, registration or qualification with, any Governmental Authority, is required, including without limitation, under any order, rule, regulation or policy of the Federal Communications Commission ("FCC") or the Regulatory Commission of Alaska ("RCA") for the performance by each of the Borrower and the other Transaction Parties of their obligations under the Credit Agreement and the other Fundamental Documents or for the consummation of the transactions contemplated in the Credit Agreement and the other Fundamental Documents.

         2. The Borrower and the other Transaction Parties have been granted and presently hold all Authorizations necessary, including from the FCC and the RCA, for the Borrower and the other Transaction Parties to conduct their respective businesses as presently conducted; such Authorizations have been duly and validly issued and are in full force and effect, and such Authorizations are not subject to any restrictions or conditions which, individually or in the aggregate, would have a material adverse effect on the Borrower or the other Transaction Parties taken as a whole. No proceedings to revoke, refuse to renew, modify or restrict such Authorizations are pending or threatened.

         3. The execution and delivery of the Credit Agreement and the other Fundamental Documents and the performance by each of the Borrower and the other Transaction Parties of their respective obligations under the Credit Agreement and the other Fundamental Documents, (a) do not violate any law of the State of Alaska or any United States federal law or any rules, regulations or policies thereunder binding on the Borrower or the other Transaction Parties or any order, writ, judgment, injunction, decree or award of the FCC or the RCA binding on the Borrower or the Transaction Parties, (b) will not violate any provision of any material indenture, agreement, bond, note or other instrument to which any Transaction Party is a party or by which any Transaction Party or any of its respective properties or assets are bound, or be in conflict with, result in a breach or termination of, or constitute (with due notice or lapse of time or

Re: GCI Holdings, Inc. Credit, Guaranty, Security and Pledge Agreement, dated
October   , 2002
Page 3 of 4

                  both) a default under, or accelerate any performance required by, any such indenture, agreement, bond, note or other instrument and (c) will not result in the creation or imposition of (or the obligation to create or impose) any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of any Transaction Party, other than pursuant to the Fundamental Documents.

The opinions expressed above are subject to and qualified in all respects by the following:

         1. I have relied as to factual matters on certificates of officers and other representatives of the Borrower and the other Transaction Parties and documents of the Borrower and the other Transaction Parties and have made no other investigation or inquiry as to such factual matters.

         2. I have rendered the foregoing opinions as of the date of this opinion letter, and do not undertake to supplement this opinion with respect to the factual matters or changes in the law, which may hereafter occur.

         3. This opinion letter is given to you, in your capacity as Administrative Agent on behalf of Lenders and the Issuing Bank under the Credit Agreement, and may be relied upon by you, the Lenders, the Issuing Bank and their respective successors and assigns only in connection with the Credit Agreement, the other Fundamental Documents and the transactions contemplated thereby and may not be used or relied upon by you or any other person or entity for any other purpose whatsoever. This opinion letter may not, without our prior written consent, be quoted, circulated or published, in whole or in part, or furnished to or relied upon by any other person, or otherwise referred to, or be filed with or furnished to any governmental agency or other person or entity not involved in the Credit Agreement.

                                                     Very truly yours,



                                                     Mark R. Moderow
                                                     Corporate Counsel
                                                     GCI Holdings, Inc.

Re: GCI Holdings, Inc. Credit, Guaranty, Security and Pledge Agreement, dated
October   , 2002
Page 4 of 4

                                   SCHEDULE 1

Credit Lyonnais New York Branch

General Electric Capital Corporation

CIT Lending Services Corporation

Toronto Dominion (Texas), Inc.

Bank of America, National Association

CoBank, ACB

Wells Fargo Bank Alaska, N.A.

Credit Industriel et Commercial

Union Bank of California

Sun Trust Banks, Inc.

                                                                     EXHIBIT B-3
                                October 31, 2002



TO THE PARTIES LISTED
ON ATTACHED SCHEDULE 1

         Re: Credit, Guaranty, Security and Pledge Agreement, dated as of October 31, 2002, ("Credit Agreement") by and among GCI Holdings, Inc. ("Borrower"), the Guarantors referred to therein, the Lenders referred to therein, General Electric Capital Corporation, as documentation agent, co-arranger and co-bookrunner, CIT Lending Services Corporation, as syndication agent, and Credit Lyonnais New York Branch, as administrative agent, issuing bank, co-arranger and co-bookrunner

Ladies and Gentlemen:

         We have acted as special counsel to the Borrower and the Transaction Parties (as defined below) in connection with the preparation of the Credit Agreement and have participated on behalf of the Borrower and the Transaction Parties in connection with the transactions contemplated by the Credit Agreement. This opinion letter is provided to you at the request of the Borrower pursuant to Section 4.1(c)(iii) of the Credit Agreement. Except as otherwise indicated herein, capitalized terms used in this opinion letter have the meanings given to them in the Credit Agreement. For purposes of this opinion letter, "Transaction Parties" means GCI, Inc., GCI Communication Corp., Potter View Development Co., Inc., GCI Cable, Inc., GCI American Cablesystems, Inc., GCI Cablesystems of Alaska, Inc., GCI Fiber Communication Co., Inc., GCI Fiber Co., Inc., Fiber Hold Co. Inc., Alaska United Fiber System Partnership ("AU"). The Transaction Parties and the Borrower are collectively referred to as GCI Entities.

         On the basis of our examinations and subject to our stated qualifications, assumptions and limitations, in our opinion:

         1. The Borrower is a duly formed and existing corporation under the laws of the State of Alaska.

         2. Each of the Transaction Parties except AU and GCI American Cablesystems, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Alaska.

To the Parties Listed on
   Attached Schedule 1
October 31, 2002
Page 2

         3. AU is a duly formed and existing general partnership under the laws of the State of Alaska.

         4. GCI American Cablesystems, Inc. is a corporation in good standing under the laws of the State of Delaware.

         5. The Borrower has the corporate power and authority (i) to own and operate its assets and properties and to carry on its business, (ii) to execute, deliver and perform its obligations under each of the Fundamental Documents to which it is a party, (iii) to borrow under the Credit Agreement, and (iv) to grant to the Administrative Agent (for the benefit of the Lenders and Issuing
Bank) the security interests contemplated by the Fundamental Documents.

         6. Each of the Transaction Parties has the corporate power and authority (i) to own and operate its respective assets and properties and to carry on its respective businesses, (ii) to execute, deliver and perform its obligations under each of the Fundamental Documents to which it is a party, and
(iii) to grant to the Administrative Agent (for the benefit of the Lenders and Issuing Bank) the security interests contemplated by the Fundamental Documents.

         7. The execution, delivery and performance of the Fundamental Documents to which it is a party by each GCI Entity, the borrowings by the Borrower under the Credit Agreement, the grant by the Transaction Parties to the Administrative Agent (for the benefit of the Lenders and Issuing Bank) of the security interest as contemplated by the Credit Agreement and the other Fundamental Documents, and the Guaranties by the other Transaction Parties: (i) have been duly authorized by all requisite corporate or partnership action, as the case may be, on the part of each Transaction Party, (ii) will not violate any provision of any law, statute, governmental rule or regulation of the State of Alaska or any United States federal law, statute, governmental rule or regulation, (iii) will not violate any provision of the Partnership Agreement or the Certificate of Incorporation or Bylaws of any Transaction Party, and (iv) will not result in the creation or imposition of (or the obligation to create or impose) any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of any of the GCI Entities, other than pursuant to the Fundamental Documents.

         8. Each GCI Entity has duly executed and delivered to the Administrative Agent all of the Fundamental Documents to which it purports to be a party.

         9. Each of the Fundamental Documents constitutes the legal, valid and binding obligations of each GCI Entity party thereto, in each case enforceable in accordance with its terms; provided that certain rights, remedies and waivers may be

To the Parties Listed on
   Attached Schedule 1
October 31, 2002
Page 3

limited or rendered ineffective by applicable laws or judicial decisions. Such qualifications, however, do not render any of the Fundamental Documents invalid as a whole, and there are legally adequate remedies for Lenders' realization of the principal benefits and security intended to be provided by the Fundamental Documents.

         10. No authorizations, consents, approvals, registrations or filings from or with any Governmental Authority of the United States or any other jurisdiction in which any GCI Entity does business, are required in connection with the execution, delivery and performance by any GCI Entity of the Fundamental Documents to which it is a party (other than for filings of UCC-1 Financing Statements and the recordings of the Amendments to the Deeds of Trust).

         11. The authorized, issued and outstanding capital stock of each of the GCI Entities is set forth in Schedule 2 hereto, and such issued and outstanding capital stock has been duly authorized, validly issued, is fully paid and nonassessable and is owned of record as set forth in Schedule 2.

         12. The delivery to the Administrative Agent of the certificates of stock of the GCI Entities identified in Schedule 2 hereto, creates in favor of the Lenders, a valid and first priority perfected security interest in all Pledged Interests to secure the obligations of the Guarantors. All of the Pledged Interests are held by the GCI Entities free and clear of any liens, encumbrances or security interests whatsoever.

         13. There are no restrictions on the transfer of any Pledged Interests. There are no outstanding rights, warrants, options or agreements to purchase or otherwise acquire any shares of stock or securities or obligations of any kind convertible into any shares of capital stock of the GCI Entities.

         14. The execution and delivery of the Credit Agreement creates a valid and enforceable security interest in favor of the Administrative Agent (on behalf of the Lenders and Issuing Bank) in the Collateral as security for the Obligations and the Guaranties. The UCC-1 Financing Statements delivered pursuant to Section 4.1(f) of the Credit Agreement are in appropriate form in order to perfect such security interests in the Collateral in the UCC Central Office for Alaska. To the extent that a security interest can be created under Alaska law therein, under Article 29 of the Alaska UCC, the filing of the UCC-1 Financing Statements in the UCC Central Office for Alaska, at the Department of Natural Resources, 550 West Seventh Avenue, Suite 1200A, Anchorage, Alaska 99501 ("UCC Central Office for Alaska") is sufficient to perfect such security interest in the Collateral in which a security interest can be perfected by such filing, including upon the Collateral described therein which is or is to become the fixture of a transmitting utility, in accordance with A.S. 45.29.501(b).

To the Parties Listed on
   Attached Schedule 1
October 31, 2002
Page 4

         This opinion letter is governed by, and shall be interpreted in accordance with the Legal Opinion Accord ("Accord") of the ABA Section of Business Law (1991), as modified by the ABA/ACREL Real Estate Report ("Report"). As a result, it is subject to a number of assumptions, exceptions, definitions, qualifications and limitations, all as more particularly described in the Accord and the Report. This opinion letter should be read in conjunction therewith. The opinions stated herein are expressly subject to the general qualifications, bankruptcy and insolvency exceptions, equitable principles limitations, and other common qualifications as set forth in the Accord and Report ss. 11-14.

         The law covered by the opinions expressed herein is limited to the law of the State of Alaska and the federal law of the United States. We express no opinion concerning the laws of any other jurisdiction, or the effect thereof. We express no opinion as to (i) any matters arising under the Federal Communications Act of 1934, as amended; (ii) any proceeding by or before or the regulations of and by the Federal Communications Commission or the Regulatory Commission of Alaska; or (iii) any real property issues.

         We have relied upon the factual representations made by the Borrower in
Section 3 of the Credit Agreement and on the certificates of the Borrower's and Guarantors' Secretary/Treasurer of even date.

         In addition to the above, this opinion letter is subject to the following assumptions, qualifications, and exceptions:

         1. The UCC-1 Financing Statements have been or will be duly filed in all places necessary to create and perfect the security interest as provided therein, as set forth in paragraph 14 above.

         2. The description of the Collateral in the Fundamental Documents is accurate and is sufficient under the law (i) to provide notice to third parties of the liens and security interests provided by the Fundamental Documents and
(ii) to create an effective contractual obligation under the law.

         3. To the extent the law of Alaska applies any of the following rules to one or more of the provisions of the Fundamental Documents covered by this opinion letter, the opinions are subject to the effect of those laws that:

                  a. limit or affect the enforceability of a waiver of a right of (i) trial by jury or (ii) redemption;

To the Parties Listed on
   Attached Schedule 1
October 31, 2002
Page 5

                  b.       impose limitations on attorney's or trustee's fees;

                  c. limit or affect the enforceability of any provision that purports to prevent any party from becoming a mortgagee in possession, notwithstanding any enforcement actions taken under the Fundamental Documents; and

                  d. limit or affect the enforceability of provisions for late charges, prepayment charges, or yield maintenance charges, acceleration of future amounts due (other than principal) without appropriate discount to present value, liquidated damages, and "penalties."

         4. Our opinions do not extend to matters relating to the perfection and the effect of perfection or nonperfection of a security interest which are governed by the law of the jurisdiction, which are currently designated as
Article 3 of Chapter 29 (revised) of the Alaska UCC.

         This opinion letter is provided for the benefit of the Lenders, and their affiliates, successors and assigns in connection with the loans to the Borrower under the Credit Agreement, and may not be used or relied upon by you, for any other purpose or by any other person for any purpose whatsoever, without in each instance our prior written consent. Unless otherwise instructed by you, we understand we do not have any obligation to advise you of any developments in areas covered by this opinion letter that occur after the date of the opinion letter.

                                              Very truly yours,

                                              HARTIG RHODES HOGE & LEKISCH, P.C.




                                              By:
                                                    Robert B. Flint


Attachments
cc: John M. Lowber, Senior Vice President and Chief Financial Officer, GCI Bruce L. Broquet, Director of Finance, GCI

                                   SCHEDULE 1
                                     LENDERS

                                   SCHEDULE 2
                          CAPITAL STOCK OF GCI ENTITIES

                                                                     EXHIBIT B-4





October 31, 2002

Credit Lyonnais New York Branch,
   An Administrative Agent
1301 Avenue of the Americas
New York, New York  10019

Dear Ladies and Gentlemen:

         We have acted as special communications law counsel to GCI Holdings, Inc., an Alaska corporation ("GCI Holdings"), and General Communication, Inc., an Alaska corporation ("GCI"), in connection with the execution and delivery by GCI Holdings and the other Transaction Parties (together with GCI Holdings, the "GCI Companies") of that certain Credit, Guaranty, Security and Pledge Agreement
("Credit Agreement") dated as of October   , 2002, among GCI Holdings, as
Borrower; the Transaction Parties; the Lenders from time to time parties thereto; Credit Lyonnais New York Branch, as Administrative Agent, Issuing Bank, Co-Bookrunner and Co-Arranger; General Electric Capital Corporation, as Document Agent, Co-Arranger and Co-Bookrunner, and CIT Lending Services Corporation, as Syndication Agent. This opinion is delivered to you pursuant to Section 4.1(c)(iv) of the Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

           This opinion is limited to matters specifically discussed herein relating to the Communications Act of 1934, as amended (the "Communications Act"), and the published rules, orders, decisions and public notices promulgated under the Communications Act (collectively the "Communications Laws") by the FCC. We express no opinion and assume no responsibility as to the applicability of any other area of legal practice or the laws of any other jurisdiction. Our opinion does not address the effect, if any, of pending legislation or of proceedings before the FCC or the courts to which any of the GCI Companies is not a party.

         In rendering this opinion, we have examined drafts of the Credit Agreement and such other matters of fact and law which we deem necessary to render this opinion. For purposes of this opinion, we have assumed that the executed Credit Agreement will conform in all material respects to the drafts reviewed by us. For purposes of the preceding sentence, "all material respects" shall mean in all respects that are material with regard to the Communications Laws.

         We express no opinion regarding the truth or correctness of representations and warranties made by the GCI Companies, collectively or individually, in any documents we have reviewed or whether such representations and warranties omit to state a material fact necessary to make such representations and warranties not materially misleading. We do not assume any responsibility for the accuracy, completeness or fairness of any

Credit Lyonnais New York Branch
October 31, 2002
Page 2

information furnished to you by the GCI Companies, collectively or individually, concerning their business affairs, or any other information furnished to you of a factual nature.

         The opinions rendered herein are subject to the qualification that, in basing the opinions set forth herein on our "knowledge," the words "knowledge," "to our knowledge" or "to the best of our knowledge" signify that in the course of our representation of the GCI Companies, no facts have come to our attention that would give us actual knowledge that any such opinions or other matters are not accurate and complete. Except as otherwise stated in this opinion, we have undertaken no investigation or verification of such matters. Further, whenever we refer to our "knowledge," the opinions expressed in connection therewith are based on an inquiry of lawyers in this firm who have substantial responsibility for the GCI Companies' legal matters handled by this firm.

         Based upon and subject to the foregoing and to the qualifications set forth below, we are of the opinion that:

                  1. The execution, delivery and performance in accordance with the terms of the Credit Agreement by the GCI Companies will not violate the Communications Laws.

                  2. The execution and delivery of the Credit Agreement by the GCI Companies do not constitute the transfer or assignment, voluntarily or involuntarily, directly or indirectly, of any FCC License issued as of this date in connection with the operation of any FCC-licensed facility or the transfer of control of any of the GCI Companies, within the meaning of Section 310(d) of the Communications Act.

                  3. To our knowledge, (a) there is no material FCC order, judgment, decree, notice of apparent liability, or order of forfeiture outstanding against any of the GCI Companies, and no action, suit, notice of apparent liability, order of forfeiture, or other proceeding pending before or, overtly threatened by, the FCC against any of the GCI Companies, and (b) no material investigation is pending or threatened by or before the FCC against any of the GCI Companies with respect to or in connection with the FCC Licenses.

                  4. No approval, authorization, consent, adjudication or order of the FCC which has not been obtained by the GCI Companies is required to be obtained by the GCI Companies in connection with (a) the execution and delivery of the Credit Agreement, (b) the borrowings under the Credit Agreement, (c) the pledge

Credit Lyonnais New York Branch
October 31, 2002
Page 3

         of any collateral under the Credit Agreement, or (d) the payment or performance by the GCI Companies of the obligations under the Credit Agreement.

         You should be aware that, should there occur an event under the Credit Agreement that could result in the transfer of control of any of the GCI Companies (or substantially all of the assets thereof), or in the transfer of the right to manage, control or operate the business of any of the GCI Companies to you or any other party, it may be necessary to obtain prior approval of the FCC for the transfer of control or assignment of the FCC Licenses to you or such other party.

         We express no opinion as to the validity or enforceability of the Credit Agreement or as to the validity, enforceability, or priority of any security interest in the FCC Licenses which may be contemplated by the Credit Agreement.

         This letter and the legal opinions herein are intended for the information solely of the addressee hereof and Persons who subsequently become Lenders under the Credit Agreement and solely for purposes of the transactions contemplated by the Credit Agreement and are not to be relied upon by any other person or entity, or for any other purpose, or quoted in whole or in part, or otherwise referred to, in any document, or to be filed with any governmental or other administrative agency or other person or entity, for any purpose without the prior written consent of this firm.

         The opinions set forth herein are given as of the date hereof. We do not undertake to advise you of matters which may come to our attention subsequent to the date hereof which may affect our legal opinions expressed herein.

                                                     Sincerely yours,



                                                     DRINKER BIDDLE & REATH LLP

                                                                       EXHIBIT C


                        FORM OF ASSIGNMENT AND ACCEPTANCE


                               Dated


                  Reference is hereby made to the Credit, Guaranty, Security and Guaranty Agreement dated as of October 31, 2002 (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement") among GCI Holdings, Inc. (the "Borrower"), the Guarantors referred to therein, the Lenders referred to therein (the "Lenders"), Credit Lyonnais New York Branch as Administrative Agent (in such capacity, the "Administrative Agent"), Issuing Bank, Co-Arranger and Co-Bookrunner, General Electric Capital Corporation as Documentation Agent, Co-Arranger and Co-Bookrunner and CIT Business Services Corporation as Syndication Agent. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

                                (the "Assignor") and           (the "Assignee")
agree as follows:

         1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, the interests set forth below in and to all the Assignor's rights and obligations under the Credit Agreement, effective as of the Effective Date (such term being used herein as hereinafter defined) (including, without limitation, the amounts and percentages set forth below in (a) the Commitments of the Assignor on the Effective Date (if applicable), (b) the outstanding Loans owing to the Assignor on the Effective Date, together with all unpaid interest accrued to the Effective Date) and (c) the Assignor's participations in outstanding Letters of Credit as of the Effective Date [and/or the Assignor's pro rata share of the L/C Exposure set forth below]; provided, however, it is expressly understood and agreed that (x) the Assignor is not assigning to the Assignee and the Assignor shall retain (i) all of the Assignor's rights under Sections 2.11, 2.12 and 2.15(e) of the Credit Agreement with respect to any cost, reduction or payment incurred or made prior to the Effective Date including, without limitation, the rights to indemnification and to reimbursement for taxes, costs and expenses and
(ii) any and all amounts paid to the Assignor prior to the Effective Date and
(y) both Assignor and Assignee shall be entitled to the benefits of Sections
13.4 and 13.5 of the Credit Agreement:

             (1)                            (2)                          (3)                          (4)
                                                                                               Percentage of the
                                                                                                Commitment and
                                                                    Amount being               Outstanding Loans
                                        Amount Held               assigned pursuant            assigned pursuant
                                       by Assignor (1)               hereto (1)                      hereto
-------------------------------        ---------------            -----------------            ------------------
[Revolving Commitment]
[Term Loan Commitment]
Outstanding Revolving Loans
Outstanding Term Loans
Participations in Outstanding
Letters of Credit
Outstanding L/C Exposure

         2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Fundamental Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, the Fundamental Documents or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereby and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of the Transaction Parties or the performance or observance by the Borrower or any of the Transaction Parties of any of their obligations under the Credit Agreement, the Fundamental Documents or any other instrument or document furnished pursuant thereto; and (iii) attaches the Note held by it and requests that the Administrative Agent exchange such Note for a new Note payable to the Assignor (if the Assignor has retained a Commitment or holds any outstanding Loans under the Credit Agreement) and a new Note payable to the Assignee, in the respective amount(s) which

-----------
1 Calculated after giving effect to all assignments of Commitments and Loans that will be effective prior to the Effective Date.

reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

         3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.5(a) and Section 5.5(b) thereof (or if no such statements have been delivered as of the date hereof, then copies of the financial statements referred to in Section 3.4 thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Issuing Bank, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Fundamental Document; (iv) appoints and authorizes the Administrative Agent and the Issuing Bank to take such action as agent on its behalf and to exercise such powers under the Credit Agreement or any other Fundamental Document as are delegated to the Administrative Agent and the Issuing Bank by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; (vi) agrees that it will keep confidential all information with respect to the Borrower and the Transaction Parties furnished to it by the Borrower, any of the Transaction Parties, the Assignor, the Issuing Bank or the Administrative Agent (other than information generally available to the public or otherwise available to the Assignor on a non-confidential basis); (vii) if the Assignee is organized under the laws of a jurisdiction outside the United States, attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by any applicable tax treaty and (viii) has supplied the information requested on the administrative questionnaire attached hereto as Exhibit A.

         4. The effective date for this Assignment and Acceptance shall be (the "Effective Date").(2) Following the execution of this
Assignment and Acceptance by the Assignee and the Assignor, it will be delivered to the Administrative Agent, together with the processing and recording fee of $2,500 to be paid to the Administrative Agent by the Assignor, for acceptance and recording by the Administrative Agent pursuant to Section 13.3 of the Credit Agreement, effective as of the Effective Date.

         5. Upon such acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under

-----------
2 See Section 13.3(b) of the Credit Agreement. Such date shall be not earlier than five (5) Business Days after the date of acceptance and recording by the Administrative Agent of the Assignment and Acceptance.

the other Fundamental Documents and shall be bound by the provisions thereof and
(ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement (and if this Assignment and Acceptance covers all or the remaining portion of the Assignor's interests, rights and obligations under the Credit Agreement, the Assignor shall cease to be a party thereto).

         6. Upon the acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and Assignee shall make all appropriate adjustments in payments made by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

         7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

         8. In the event of a conflict between this Assignment and Acceptance and the Credit Agreement, the provisions of the Credit Agreement will govern.

         9. This Assignment and Acceptance may be executed in counterparts, each of which shall be deemed to constitute an original, but all of which when taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be duly executed by their respective duly authorized officers.

                                          [NAME OF ASSIGNOR], as Assignor


                                          By
                                          Name:
                                          Title:


                                          [NAME OF ASSIGNEE], as Assignee


                                          By
                                          Name:
                                          Title:


Accepted this    day
of          , 200

CREDIT LYONNAIS NEW YORK BRANCH,
as Administrative Agent



By:
Name:
Title:

                                                    Exhibit A
                                                    to Assignment and Acceptance
                                                    dated            between
                                                               (Assignor) and
                                                                (Assignee)


               [Attach a copy of the Administrative Questionnaire]

                                                                       EXHIBIT D


                          FORM OF BORROWING CERTIFICATE


                  The undersigned hereby certifies, represents and warrants with respect to the Borrowing to be made on the date indicated below pursuant to, and on the terms and conditions stated in, the Credit, Guaranty, Security and Pledge Agreement dated as of October 31, 2002 among GCI Holdings, Inc. (the "Borrower"), the Guarantors referred to therein, the Lenders referred to therein (the "Lenders"), Credit Lyonnais New York Branch as Administrative Agent, Issuing Bank, Co-Arranger and Co-Bookrunner, General Electric Capital Corporation as Documentation Agent, Co-Arranger and Co-Bookrunner and CIT Lending Services Corporation as Syndication Agent (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement") that (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement):

         (a) The representations and warranties set forth in Article 3 of the Credit Agreement and in the other Fundamental Documents are and will be true and correct in all material respects on and as of the date hereof and on the date of the Borrowing requested hereunder (except to the extent that such representations and warranties expressly relate to an earlier date) with the same effect as if made on and as of such date.

         (b) On the date hereof and on the date of the Borrowing requested hereunder, the Borrower and each Transaction Party is and will be in compliance with all of the terms and provisions set forth in the Credit Agreement and the other Fundamental Documents to be observed or performed by it and no Default or Event of Default has occurred or is continuing, nor shall any such event occur by reason of the making of the Loan(s) requested herein.

         (c) No Material Adverse Effect since [date of last financial statements / Borrowing Certificate].

         (d) The Borrower hereby irrevocably requests [a] Loan(s) on the terms and conditions as stated in the Credit Agreement and the related Notes and in that connection sets forth below the terms on which such Borrowing is requested to be made:

                  (i) the requested Business Day of the Loan(s) is            ,
200  ;

                  (ii) the type of Loan(s) requested, the amount(s) thereof and the Interest Period(s), if a Eurodollar Loan is requested, are as follows:

                             Type             [Interest Period]          Amount


         (e) After giving effect to the Loan(s) being requested hereby, the aggregate principal amount outstanding of all Revolving Loans plus the current L/C Exposure does not exceed the total Revolving Commitment.

         (f) The Borrower hereby agrees to notify the Administrative Agent in writing immediately if any of the matters certified herein will not be true and correct as of the date of the Borrowing requested hereby and the certifications herein shall be deemed made and ratified as of the time of such Borrowing unless the Borrower otherwise notifies the Administrative Agent.

         (g) The Borrower hereby acknowledges that this Certificate is submitted for the purpose of inducing the Lenders to advance funds to the Borrower and that, in so lending such funds, the Lenders will rely upon the accuracy of matters stated in this Certificate.

         (h) The Person executing this Certificate on behalf of the Borrower is an Authorized Officer of the Borrower and he or she is authorized to execute this Certificate on behalf of the Borrower.

         (i) The proceeds of the Loan are intended to be used for the purposes contemplated by Section 5.6 of the Credit Agreement.

                  IN WITNESS WHEREOF, the undersigned has caused this
certificate to be executed as of this     day of         , 200 .



                                                     GCI HOLDINGS, INC.


                                                     By:
                                                     Name:
                                                     Title:

                                                                       EXHIBIT E


                         FORM OF COMPLIANCE CERTIFICATE
                         ------------------------------

To: The Administrative Agent and the Lenders parties to the Credit Agreement Described Below

         This Compliance Certificate is furnished pursuant to that certain Credit, Guaranty, Security and Pledge Agreement (as amended, restated, or otherwise modified from time to time, the "Credit Agreement") dated as of on October 31, 2002, among GCI Holdings, Inc. (the "Borrower"), the guarantors named therein, the lenders named on therein (the "Lenders"), General Electric Capital Corporation, as Documentation Agent, Co-Arranger and on Co-Bookrunner, CIT Lending Services Corporation, as Syndication Agent and Credit Lyonnais New York Branch, as on Issuing Bank, Co-Arranger, Co-Bookrunner and Administrative Agent for the Lenders. Unless otherwise defined on herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

         1. I am the duly elected Senior Vice President and Chief Financial Officer of the Borrower;

         2. I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made on under my supervision, a reasonably detailed review of the transactions and conditions of GCI, on Inc., the Borrower and the Restricted Subsidiaries during the accounting period covered by the attached financial
                  statements, dated as of         , 200 ;

         3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the on existence of any condition or event which constitutes a Default or Event of Default during or on at the end of the accounting period covered by the attached financial statements or as of the on date of this Certificate, except as set forth below; and

         4. Schedule I attached hereto sets forth financial data and computations evidencing the Borrower's compliance with certain covenants of the Credit Agreement, all of which data and computations on are true, complete and correct.

         Listed below are the exceptions, if any, to paragraph 3 describing, in detail, the nature of the on condition or event, the period during which it has existed and the action which the Borrower has taken, is on taking, or proposes to take with respect to each such condition or event: [None]

         The foregoing certifications, together with the computations set forth in Schedule I hereto and the on financial statements delivered with this
Certificate in support hereof, are made and delivered this    day of
200 .

                                                     GCI HOLDINGS, INC.



                                                     By:  John M. Lowber
                                                     Its: Senior Vice President
                                                          and Chief Financial
                                                          Officer

                                       SCHEDULE I TO COMPLIANCE CERTIFICATE


                                Schedule of Compliance as of         , 200  with
                             Provisions of Section 6.11 - 6.14 of the Credit Agreement
     1.       Section 6.11 - Total Leverage Ratio
                        Total Indebtedness (as of      , 200 ) of GCII,
                        the Borrower, GCI Transport, Satco and Restricted
                        Subsidiaries
                        (i)      Indebtedness having a final maturity of more
                        than one year                                           $
                        (ii)     Capitalized Lease obligations (without
                        duplication)                                            $
                        (iii)    reimbursement obligations relating to
                        Letters of Credit (without duplication)                 $
                        (iv)     Contingent Liabilities (without duplication)   $
                        (v)      Withdrawal Liabilities                         $
                        (vi)     payments due under Non-Compete Agreements      $
                        (vii)    payments due for the deferred purchase price
                        of property and services (excluding trade payables
                        that are less than 120 days old)                        $
                        (viii)   Total Indebtedness:
                                 (i) plus (ii) plus (iii) plus (iv) plus (v)
                                 plus (vi) plus (vii)                           $
                        Annualized Operating Cash Flow (for the two fiscal
                        quarters ended       , 200  of the Borrower, GCI
                        Transport, Satco and the Restricted Subsidiaries
                        (i)      consolidated net income (loss)                 $     Note A -

                        (ii)     depreciation expense                           $
                        (iii)    amortization expense and other non-cash
                        charges reducing income                                 $
                        (iv)     interest expense                               $
                        (v)      cash income tax expense                        $
                        (vi)     deferred income Taxes                          $
                        (vii)    proceeds from one-time fiber sales which are
                        received in a lump sum                                  $
                        (viii)   Operating Cash Flow: (i) plus the sum of
                        (ii) plus (iii) plus (iv) plus (v) plus (vi) minus
                        (vii)                                                   $
                        (ix)     Annualized Operating Cash Flow  (Product of
                        two times item (viii)                                   $
                        The ratio of Total Indebtedness (1.A.viii) to
                        Annualized Operating Cash Flow (1.B. ix)                        :
                        Permitted ratio                                               4.5:1
     Note A:  adjusted for any extraordinary gains and losses and the impact of any provision for, or reversal of, up to $13,000,000 of certain Worldcom accounts receivable)

     2.       Section 6.12 - Senior Secured Leverage Ratio
              --------------------------------------------
                          Senior Secured Indebtedness (as of         ,
                          200 ) of the Borrower and Restricted Subsidiaries
                          (i)      Indebtedness having a final maturity of
                          more than one year                                  $
                          (ii)     Capitalized Lease obligations              $
                          (iii)    reimbursement obligations relating to
                          Letters of Credit (without duplication)             $
                          (iv)     Contingent Liabilities (without
                          duplication)                                        $
                          (v)      Withdrawal Liabilities                     $
                          (vi)     payments due under Non-Compete Agreements  $
                          (vii)    payments due for the deferred purchase
                          price of property and services that are less than
                          90 days old                                         $
                          (viii)   Senior Secured Indebtedness
                                   (i) plus (ii) plus (iii) plus (iv) plus
                                   (v) plus (vi) plus (vii)                   $
                          Annualized Operating Cash Flow (see 1.B.ix above)   $
                          The ratio of Senior Secured Indebtedness (2.A.
                          viii) to Annualized Operating Cash Flow (2.B)              :
                          Permitted ratio                                          2.25:1

     3.       Section 6.13 - Interest Coverage Ratio

                          Annualized Operating Cash Flow (for quarters
                          ended     , 200 ) (see 1.B.ix above)                $
                          Total Interest Expense (for the four fiscal
                          quarters ended      , 200 ) of GCII, the
                          Borrower, GCI Transport, Satco and the Restricted
                          Subsidiaries
                          (i)      consolidated interest expense              $
                          (ii)     amortization of Indebtedness discounts     $
                          (iii)    commitment fees or agency fees related
                          to Funded Indebtedness (excluding one-time
                          facility and/or arrangement fees)                   $
                          (iv)     fees or expenses with respect to letters
                          of credit                                           $
                          (v)      fees associated with interest rate swap
                          agreements                                          $
                          (vi)     preferred stock distributions for GCII,
                          the Borrower and Restricted Subsidiaries            $
                          (vii)    the interest component under Capital
                          Leases                                              $
                          (viii)   capitalized interest                       $
                          (ix)     Total Interest Expense

                                   (i) plus (ii) plus (iii) plus (iv) plus
                                   (v) plus (vii) plus (viii) plus (ix)       $
                          The ratio of Annualized Operating Cash Flow (3.A)
                          to Total Interest Expense (3.B.x)                          :
                          Permitted ratio:                                         2.5:1

     4.       Section 6.14 Capital Expenditures
              incurred by the Borrower, GCI Transport, Satco
              and the Restricted Subsidiaries
                          Actual                                              $
                          Excess Cash Flow                                    $
                          Investments made pursuant to Section 6.9(f) of
                          the Credit Agreement                                $
                          Permitted Maximum Cap Ex
                          ($25,000,000 plus the amount by which 50% of 4.B
                          exceeds 4.C)                                        $

                                                                       EXHIBIT F



                         FORM OF CONFIDENTIALITY LETTER





                                                                       [Date]




[Addressed to Assigning Lender]



Dear Sirs:

                  In connection with the undersigned's proposed participation in the credit facility (the "Facility") which has been extended to GCI Holdings, Inc. (the "Borrower"), you, Credit Lyonnais New York Branch, as Administrative Agent (in such capacity, the "Administrative Agent"), Issuing Bank, Co-Bookrunner and Co-Arranger and/or your respective affiliates, are furnishing to the undersigned certain nonpublic information relating to the Borrower, one or more of its affiliates and/or their respective businesses. The information which you, the Administrative Agent, the Borrower or any of their respective affiliates may furnish to us in connection with our evaluation of the Borrower, one or more of its affiliates and/or their respective businesses and of the Facility is collectively called the "Information".

                  We agree to keep confidential (and to cause our officers, directors, employees, agents and representatives to keep confidential) and, at your or the Borrower's request (except as provided below), to promptly return to you or the Borrower (as applicable) or destroy, the Information and all copies thereof, extracts therefrom and analyses or other materials based thereon, except that we shall be permitted to disclose Information (i) to such of our officers, directors, employees, agents and representatives as need to know such Information in connection with our evaluation of a possible participation in the Facility (who will be informed of the confidential nature of the material); (ii) to the extent required by applicable laws and regulations or by any subpoena or similar legal process or requested by any bank or other regulatory authority (in any which event we will notify the Administrative Agent and the Borrower to the extent not prohibited by applicable law); (iii) to the extent such Information
(A) becomes publicly available other than as a result of a breach of this confidentiality letter, (B) becomes available to us on a nonconfidential basis from a source other than you, the Administrative Agent, the Borrower or any of their respective affiliates or (C) was available to us on a nonconfidential basis prior to its disclosure to us by you, the Administrative Agent, the Borrower or any of their respective affiliates; (iv) to the extent the Borrower shall have consented to such disclosure in writing; or (v) pursuant to the last paragraph of this confidentiality letter.

                  We further agree that we will use the Information (except to the extent the conditions referred to in subclauses (A), (B) and (C) of clause
(iii) above have been met) only with regard to our possible participation in the Facility.

                  We further agree that in the event we elect to participate in the Facility, we will not disclose any of the Information to any further participant or assignee or proposed participant or assignee until such further participant or assignee or proposed participant or assignee executes and delivers a confidentiality letter substantially in the form hereof.

                  Our obligations under this confidentiality letter are for the benefit of you, the Administrative Agent, the Borrower and their respective affiliates and each of them may pursue remedies against us for the breach hereof, either in equity or at law.

                  Notwithstanding anything to the contrary contained above, if we participate in the Facility, we shall be entitled to retain all Information and to use it in servicing the credit and in protecting our rights with regard thereto.



                                               Proposed Participant's or
                                               Assignee's Name


                                               By       [Authorized Officer]
                                               Name:
                                               Title:

                                                                       EXHIBIT G


                  FORM OF INSTRUMENT OF ASSUMPTION AND JOINDER



                  ASSUMPTION AND JOINDER AGREEMENT dated as of             (the
"Assumption Agreement") made by [Insert Name of New Transaction Party], a [Insert State of Organization] [corporation, limited partnership or limited liability company] (the "Company") in favor of the lenders (the "Lenders") referred to in that certain Credit, Guaranty, Security and Pledge Agreement dated as of October 31, 2002 (as such agreement may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement") among GCI Holdings, Inc., as borrower (the "Borrower"), the Guarantors referred to therein (the "Guarantors"), the Lenders referred to therein, Credit Lyonnais New York Branch, as Administrative Agent, Issuing Bank, Co-Arranger and Co-Bookrunner, General Electric Capital Corporation as Documentation Agent, Co-Arranger and Co-Bookrunner and CIT Lending Services Corporation as Syndication Agent. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.

                               W I T N E S S E T H


                  Pursuant to Section 5.13 of the Credit Agreement, the Company is required to execute this document as a newly [formed] [acquired] subsidiary of [Insert name of Transaction Party].

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the Company hereby agrees as follows:

1.       Assumption and Joinder.

         (a) The Company hereby expressly confirms that it has assumed, and hereby agrees to perform and observe, each and every one of the covenants, rights, promises, agreements, terms, conditions, obligations, appointments, representations, warranties, duties and liabilities of a Guarantor, [a Pledgor] and/or a Transaction Party under the Credit Agreement and all the other Fundamental Documents (as defined in the Credit Agreement) applicable to it as a Guarantor [a Pledgor] and/or a Transaction Party.

         (b) All references to the term "Guarantor", ["Pledgor"], or "Transaction Party" in the Credit Agreement or any other Fundamental Document, or in any document or instrument executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be references to, and shall include, the Company.

2. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent, the Issuing Bank and the Lenders as follows:

         (a) The Company has the requisite [corporate, partnership or company] power and authority to enter into this Assumption Agreement and to perform its obligations hereunder and under the Credit Agreement and the other Fundamental Documents to which it is a party. The execution, delivery and performance of this Assumption Agreement by the Company and the performance of its obligations hereunder and under the Credit Agreement and the other Fundamental Documents to which it is a party have been duly authorized by the [Board of Directors of the Company] [Manager of the Company] [General Partner of the Company] and no other [corporate, partnership or company] proceedings on the part of the Company are necessary to authorize the execution, delivery or performance of this Assumption Agreement, the transactions contemplated hereby or the performance of its obligations under the Credit Agreement or any other Fundamental Document to which it is a party. This Assumption Agreement has been duly executed and delivered by the Company. This Assumption Agreement, the Credit Agreement and the other Fundamental Documents each constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its respective terms, subject, as to the enforcement of remedies, to applicable Debtor Relief Laws.

         (b) The representations and warranties set forth in Article 3 of the Credit Agreement are true and correct as to the Company on and as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date) with the same effect as if made on and as of the date hereof.

         (c) The authorized capitalization of the Company, the number of shares of its capital stock outstanding on the date hereof, and the ownership of the outstanding shares of its capital stock is set forth on Schedule 1 hereto.(*)

         (d) As of the date hereof, the exact legal name of the Company is and the Company has not done business, is not doing business and does not intend to do business other than under its full [corporate, partnership or company] name, including, without limitation, under any trade name or other doing business name except as otherwise disclosed to the Administrative Agent and is in good standing in all jurisdictions where the nature of its properties or business so requires. The Company is a [corporation, partnership, limited liability company, limited liability partnership or other] organized under the
laws of             . The Company's taxpayer identification number and
organizational number, if any, are            .

------------
(*) If the Company is a limited partnership, insert the following paragraph:

    "The general partners of the company and the ownership of its partnership interests are set forth on Schedule 1 hereto";

    or if the Company the Company is a limited liability company, insert the following paragraph:

    "The members of the Company and the ownership of its limited liability company interests are set forth on Schedule 1 hereto".

3. Further Assurances. At any time and from time to time, upon the Administrative Agent's request and at the sole expense of the Company, the Company will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Administrative Agent reasonably deems necessary to effect the purposes of this Assumption Agreement.

4. Binding Effect. This Assumption Agreement shall be binding upon the Company and shall inure to the benefit of the Lenders and their respective successors and assigns.

5. Conflict. In the event of a conflict between this Assumption Agreement and the Credit Agreement, the provisions of the Credit Agreement will govern.

6. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.



                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

                                                     [NAME OF COMPANY]



                                                     By
                                                     Name:
                                                     Title:

                                   SCHEDULE 1





[Authorized capitalization:

Number of shares of capital stock
  outstanding:

Ownership of the outstanding
  capital stock:]

         or

[General Partners:

Ownership of the
   partnership interests:]

         or

[Members of the Company:

Ownership of the
   limited liability company
   interests:]

                                                                       EXHIBIT H


******************************************************************************

                    AMENDMENT TO DEED OF TRUST AND ASSIGNMENT
                  (Alaska and Adjacent Outer Continental Shelf)

                                    given by

                     ALASKA UNITED FIBER SYSTEM PARTNERSHIP
                                   ("Grantor")

                                       to

                         FIRST AMERICAN TITLE OF ALASKA
    (successor to TransAlaska Summit Title Insurance Agency of Alaska L.L.C.)
                                   ("Trustee")

                                       and

                        CREDIT LYONNAIS NEW YORK BRANCH,
 in its capacity as Administrative Agent (under the Credit Agreements described below)
                       for the Lenders (as defined herein)
                                 ("Beneficiary")

                          Dated as of October 31, 2002

******************************************************************************

THIS AMENDMENT TO DEED OF TRUST AND ASSIGNMENT ("this Amendment") amends that certain DEED OF TRUST AND ASSIGNMENT (Alaska and Adjacent Outer Continental Shelf) given by Alaska United Fiber System Partnership ("Grantor") to TransAlaska Summit Title Insurance Agency of Alaska L.L.C. ("Trustee") and Credit Lyonnais New York Branch, in its capacity as Administrative Agent for the Lenders ("Beneficiary"), dated as of January 27, 1998, and recorded as described in the table on the next page (referred to below as "Original Deed of Trust"), as said Original Deed of Trust has been supplemented by

(1) SUPPLEMENTAL DEED OF TRUST (Alaska and Adjacent Outer Continental Shelf) given by Alaska United Fiber System Partnership ("Grantor") to TransAlaska Summit First American Title Insurance Agency of Alaska L.L.C. ("Trustee") and Credit Lyonnais New York Branch, in its capacity as Administrative Agent for the Lenders ("Beneficiary"), dated as of August 13, 1998, and recorded as described in the table on the next page (referred to below as "First Supplemental Deed of Trust"), and

(2) SECOND SUPPLEMENTAL DEED OF TRUST (Alaska and Adjacent Outer Continental Shelf) given by Alaska United Fiber System Partnership ("Grantor") to First American Title of Alaska ("Trustee") and Credit Lyonnais New York Branch, in its capacity as Administrative Agent for the Lenders ("Beneficiary"), dated as of April 1, 1999, and recorded as described in the table on the next page (referred to below as "Second Supplemental Deed of Trust").


COVER PAGES TO AMENDMENT TO
DEED OF TRUST AND ASSIGNMENT - PAGE 2

PRIOR RECORDING INFORMATION:

                                                                           First                    Second
                                              Original              Supplemental              Supplemental
         Recording                       Deed of Trust             Deed of Trust             Deed of Trust
         District                         Book / Pages              Book / Pages              Book / Pages
         --------                         ------------              ------------              ------------
         Anchorage                      3190 / 001-080            3309 / 556-558            3451 / 924-952
         Chitina                          50 / 507-586                                        53 / 867-895
         Cordova                          73 / 197-276                                        75 / 876-904
         Fairbanks                      1048 / 533-612                                      1133 / 648-676
         Juneau                          487 / 135-214                                       517 / 042-070
         Ketchikan                       280 / 679-758                                       298 / 714-742
         Petersburg                       58 / 040-119                                        63 / 172-200
         Seward                           89 / 545-624                                        95 / 534-562
         Sitka                           128 / 612-691                                       136 / 459-487
         Valdez                          134 / 437-516             136 / 609-611             138 / 908-936

This Amendment is to be recorded in the 10 recording districts named above.

After recording, return this Amendment to:    Guess & Rudd P.C.
                                              Attention:  Joseph J. Perkins, Jr.
                                              510 L Street, Suite 700
                                              Anchorage, Alaska 99501

******************************************************************************

The Original Deed of Trust as previously supplemented by the First Supplemental Deed of Trust and the Second Supplemental Deed of Trust is referred to hereinafter as the "Existing Deed of Trust". The Existing Deed of Trust as amended by this Amendment is referred to hereinafter as the "Amended Deed of Trust".

For purposes of the next two paragraphs, the terms "GCIH Credit Agreement" and "Obligations" shall have the meanings indicated in Section 1 of this Amendment:

         Subject to the limitation set forth in Section 9.4(b) of the GCIH Credit Agreement, GRANTOR IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THE OBLIGATIONS. BENEFICIARY HAS THE RIGHT TO SUE ON THE OBLIGATIONS AND TO OBTAIN A PERSONAL JUDGMENT AGAINST GRANTOR FOR THE AMOUNT DUE UNDER THE OBLIGATIONS EITHER BEFORE OR AFTER A JUDICIAL FORECLOSURE UNDER ALASKA STATUTES ss.ss. 09.45.170 - 09.45.220 OF THE AMENDED DEED OF TRUST.


COVER PAGES TO AMENDMENT TO
DEED OF TRUST AND ASSIGNMENT - PAGE 3

         As provided in Section 9.4(b) of the GCIH Credit Agreement, THE AMOUNT GUARANTEED BY GRANTOR UNDER THE GUARANTY GIVEN BY IT PURSUANT TO
         ARTICLE 9 OF THE GCIH CREDIT AGREEMENT SHALL BE LIMITED TO $75,000,000.


COVER PAGES TO AMENDMENT TO
DEED OF TRUST AND ASSIGNMENT - PAGE 4

                                                 Table of Contents


                                                                                                             Page
1.       AMENDMENTS TO DEFINITIONS IN EXISTING DEED OF TRUST;
         CLARIFICATION OF REFERENCES TO "CREDIT AGREEMENT"                                                    1

         1.01     New Definitions                                                                             1
         1.02     Replaced Definitions                                                                        2
         1.03     Deleted Definitions                                                                         4
         1.04     Use of Definitions                                                                          4
         1.05     Clarification of References To Credit Agreement                                             4

2.       AMENDMENTS TO VARIOUS PROVISIONS OF EXISTING DEED OF
         TRUST TO REPLACE REFERENCES TO "INDEBTEDNESS" AND TO
         DELETE REFERENCES TO "PROJECT AGREEMENTS"                                                            4

3.       SUPPLEMENTAL CONFIRMATORY GRANT                                                                      9

4.       REAFFIRMANCE                                                                                         9


EXHIBIT A:        Legal Description (Alaska and Adjacent Outer Continental Shelf)

SCHEDULE 1:       Initial Lenders under GCIH Credit Agreement


TABLE OF CONTENTS--Page i

                    AMENDMENT TO DEED OF TRUST AND ASSIGNMENT

THIS AMENDMENT TO DEED OF TRUST AND ASSIGNMENT ("this Amendment"), entered into effective as of the 31st day of October, 2002, is given by ALASKA UNITED FIBER SYSTEM PARTNERSHIP ("Grantor"), an Alaska general partnership the address of which is c/o GCI Fiber Co., Inc., Attention: Chief Financial Officer, 2550 Denali St., Suite 1000, Anchorage, Alaska 99503, to FIRST AMERICAN TITLE OF ALASKA (successor to TransAlaska Summit Title Insurance Agency of Alaska L.L.C.) ("Trustee"), the address of which is 3035 C Street, Anchorage, Alaska 99503, and CREDIT LYONNAIS NEW YORK BRANCH, the address of which is Attention: Project Finance Group, 1301 Avenue of the Americas, New York, New York 10019, as Administrative Agent (under the Credit Agreements described below) for the Lenders (as defined herein) ("Beneficiary").

                                   WITNESSETH:

WHEREAS, under the GCIH Credit Agreement (as defined below), GCI Holdings, Inc. (as "Borrower" thereunder) has requested that the Lenders thereunder provide a revolving credit facility in the amount of $50,000,000 and a term loan facility in the amount of $175,000,000 which will be used, inter alia, to refinance all of the outstanding indebtedness of Borrower and certain affiliates of Borrower under certain "Existing Credit Agreements" (as defined in the GCIH Credit Agreement), including but not limited to the outstanding indebtedness of Grantor under the AUSP Credit Agreement (as defined below); and

WHEREAS, as consideration for such refinancing and to provide assurance for the repayment of the Loans (as defined in the GCIH Credit Agreement) and for the payment, performance, and discharge of all of the other "Obligations" (as defined in the GCIH Credit Agreement) of Borrower under the GCIH Credit Agreement, Grantor has executed the GCIH Credit Agreement and thus, pursuant to the Guaranty set forth in Article 9 thereof ("Guaranty"), has guaranteed the due and punctual payment, performance, and discharge of all of the "Obligations" (as defined in the GCIH Credit Agreement) of Borrower under the GCIH Credit Agreement, subject to the limitation set forth in Section 9.4(b) of the GCIH Credit Agreement; and

WHEREAS, said refinancing and Guaranty constitute, as contemplated in the Existing Deed of Trust, a rearrangement and replacement of the obligations of Grantor arising under the AUSP Credit Agreement that are secured by the Existing Deed of Trust; and

WHEREAS, Grantor and Beneficiary thus intend (1) that the Existing Deed of Trust shall secure the full and timely payment, performance, and discharge of the Guaranty, and (2) that Grantor's obligations under the Guaranty shall enjoy to the maximum extent possible the same priority as the obligations of Grantor arising under the AUSP Credit Agreement the payment, performance, and discharge of which are secured by the Existing Deed of Trust,

NOW, THEREFORE, the Grantor and Beneficiary agree as follows:


AMENDMENT TO DEED OF TRUST AND ASSIGNMENT--Page 1

1. AMENDMENTS TO DEFINITIONS IN EXISTING DEED OF TRUST; CLARIFICATION OF REFERENCES TO "CREDIT AGREEMENT".

         1.01 New Definitions. The following new definitions hereby are added to the Existing Deed of Trust by adding them to Section 1.1 of the Original Deed of
Trust:

                  Amendment: That certain AMENDMENT TO DEED OF TRUST AND ASSIGNMENT, entered into effective as of the 31st day of October, 2002, given by Grantor to Trustee and Beneficiary.

                  AUSP Credit Agreement: That certain CREDIT AND SECURITY AGREEMENT dated as of January 27, 1998, by and among Grantor (as "Borrower" thereunder), Beneficiary (as administrative agent thereunder for the lenders thereunder), NationsBank of Texas, N.A. (as syndication agent thereunder), and TD Securities (USA), Inc. (as documentation agent thereunder), as said agreement--as amended from time to time--exists as of the date hereof.

                  Closing Date: The earliest date on which all conditions precedent to the making of the initial Loan pursuant to the GCIH Credit Agreement as set forth in Section 4.1 of the GCIH Credit Agreement have been satisfied or waived by all the Lenders thereunder.

                  GCIH Credit Agreement: That certain CREDIT, GUARANTY, SECURITY AND PLEDGE AGREEMENT dated as of October 31, 2002, among GCI HOLDINGS, INC. (as Borrower), THE GUARANTORS REFERRED TO THEREIN, THE LENDERS REFERRED TO THEREIN, CREDIT LYONNAIS NEW YORK BRANCH (as Administrative Agent, Issuing Bank, Co-Bookrunner and Co-Arranger), GENERAL ELECTRIC CAPITAL CORPORATION (as Documentation Agent, Co-Arranger and Co-Bookrunner), and CIT LENDING SERVICES CORPORATION (as Syndication Agent), as said agreement as may be amended from time to time hereafter.

                  Guaranty: The Guaranty given by Grantor pursuant to Article 9 of the GCIH Credit Agreement.

         1.02 Replaced Definitions. The existing definitions for the following terms that are included in the Existing Deed of Trust by virtue of their inclusion in Section 1.1 of the Original Deed of Trust are hereby replaced with the definitions set forth below:

                  Beneficiary: Credit Lyonnais New York Branch, as Administrative Agent under the AUSP Credit Agreement for the Lenders thereunder or as


AMENDMENT TO DEED OF TRUST AND ASSIGNMENT--Page 2

                  Administrative Agent under the GCIH Credit Agreement for the Lenders thereunder, as the case may be.

                  Credit Agreement: Either the AUSP Credit Agreement or the GCIH Credit Agreement, in all cases insofar and only for so long as
                  (i) any Obligations arising under or pursuant to any such agreement remain to be paid, performed, discharged, or satisfied or (ii) any commitments of the Lenders under such agreement have not been terminated.

                  Default Rate: The rate of interest specified in each Note or the applicable Credit Agreement to be paid by the maker of the Note from and after the occurrence of a default in payment under the provisions of the Note and Loan Documents but not in excess of the Maximum Lawful Rate.

                  GCI Fiber Exchange Agreement: That certain Fiber Exchange Agreement among Grantor, GCI Cable, and GCICC, substantially in the form attached to the AUSP Credit Agreement as Exhibit U, as such agreement may be amended, supplemented, or otherwise modified, renewed, or replaced from time to time.

                  GCI Lease Contract: The Lease Agreement between Grantor as lessor and GCICC as lessee, substantially in the form attached to the AUSP Credit Agreement as Exhibit O, as such agreement may be amended, supplemented, or otherwise modified, renewed, or replaced from time to time.

                  Lands: Any and all rights, titles, interests, and privileges now owned or hereafter acquired by or for Grantor in, to, under, or respecting the real property (i) described in Exhibit A attached to the Amendment and incorporated herein by this reference or (ii) otherwise along the route of the System, together with any and all rights appurtenant thereto (including but not limited to access rights).

                  Lenders: Such persons as from time to time may be "Lenders" under the AUSP Credit Agreement or "Lenders" under the GCIH Credit Agreement, as the case may be. The initial Lenders under the GCIH Credit Agreement are identified on Schedule 1 attached to the Amendment.

                  Loan Documents: The Credit Agreements, the Notes, this Deed of Trust, and any and all other documents now or hereafter executed by Grantor or any other person or party in connection with the Notes, the Loans, the Guaranty, or the payment, performance, or discharge of the Obligations.

                  Loans:  "Loans" as defined in the GCIH Credit Agreement.


AMENDMENT TO DEED OF TRUST AND ASSIGNMENT--Page 3

                  Material Adverse Effect: "Material Adverse Effect" as defined in the applicable Credit Agreement.

                  Mortgaged Property: Any and all rights, titles, interests, and privileges now owned or hereafter acquired by or for Grantor in, to, under, or respecting the Lands, the Improvements, the Fixtures, the Contracts, and the Personalty, together with any and all other security and collateral of any nature whatsoever, now or hereafter given for the payment, performance, or discharge of the Obligations, whether obtained for, from, or in connection with the Project or otherwise. As used in this Deed of Trust, the term "Mortgaged Property" shall be expressly defined as meaning all or, where the context permits or requires, any portion of the above and all or, where the context permits or requires, any interest therein.

                  Note: Each and every Note (as defined in the applicable Credit Agreement) executed pursuant to the applicable Credit Agreement, and any and all renewals, modifications, rearrangements, reinstatements, enlargements, extensions, substitutions, or replacements thereof or therefor, from time to time.

                  Obligations: Any and all of the covenants, conditions, representations, warranties, and other obligations--including but not limited to all of the obligations of Grantor arising under the AUSP Credit Agreement (including but not limited to the Notes issued by Grantor thereunder), and all of the obligations of Grantor under or pursuant to the Guaranty--made or undertaken by Grantor (as and to the extent so made or undertaken by Grantor) to Beneficiary, Trustee, or others as set forth in the Loan Documents.

                  Permitted Encumbrances: "Permitted Encumbrances" as defined in the applicable Credit Agreement.

         1.03 Deleted Definitions. The definitions for "Indebtedness", "Project Agreements", and "Satisfactory Capacity Agreement" that are included in the Existing Deed of Trust by virtue of their inclusion in Section 1.1 of the Original Deed of Trust are hereby deleted.

         1.04 Use of Definitions. Capitalized terms used in this Amendment and not otherwise defined above mean the same herein as in the Existing Deed of Trust.

         1.05 Clarification of References To Credit Agreement. Wherever in Articles II-XII of the Original Deed of Trust reference is made either to a particular article, section, paragraph,


AMENDMENT TO DEED OF TRUST AND ASSIGNMENT--Page 4 or schedule of "the Credit Agreement" or to "the Credit Agreement" generally, each such reference hereby is replaced with a general reference to "the applicable Credit Agreement".

2. AMENDMENTS TO VARIOUS PROVISIONS OF EXISTING DEED OF TRUST TO REPLACE REFERENCES TO "INDEBTEDNESS" AND TO DELETE REFERENCES TO "PROJECT AGREEMENTS".

         2.01 Section 2.1 of the Existing Deed of Trust (the language of which is found in Section 2.1 of the Original Deed of Trust) is revised to read as follows:

                  Section 2.1. Grant. To secure the full and timely payment, performance, and discharge of the Obligations, (a) Grantor by these presents does GRANT, BARGAIN, SELL, and CONVEY unto Trustee, in trust, with power of sale, the Mortgaged Property, TO HAVE AND TO HOLD the Mortgaged Property unto Trustee, for the use and benefit of Beneficiary, forever, and (b) Grantor on behalf of itself, its successors and assigns does hereby WARRANT AND COVENANT TO DEFEND the title to the Mortgaged Property unto Trustee and Beneficiary against every person lawfully claiming or attempting to claim the same or any part thereof.

         2.02 The introductory paragraph to Article IV of the Original Deed of Trust, and Sections 4.1 and 4.2 of the Original Deed of Trust, are revised to read as follows:

                  Grantor hereby unconditionally covenants and agrees with Beneficiary, until all of the Obligations shall have been fully paid, performed, and discharged, as follows:

                  Section 4.1. Payment and Performance. Grantor will pay, perform, and discharge in full all of the Obligations as and when specified in the Loan Documents.

                  Section 4.2. Compliance with Loan Documents. Grantor will promptly and faithfully comply with, conform to, act or refrain from acting in accordance with, and satisfy and discharge all of its obligations arising under any and all of the Loan Documents (including any and all obligations which, in accordance with their terms or the intent of the parties thereto, survive the expiration or earlier termination of Credit Agreement and thus survive the reconveyance, foreclosure, or other action terminating this Deed of Trust).



AMENDMENT TO DEED OF TRUST AND ASSIGNMENT--Page 5

         2.03 In Sections 4.9, 4.10, 4.11, and 4.14(h) of the Original Deed of Trust, the word "Indebtedness" is replaced with "Obligations".

         2.04 The introductory paragraph to Article V of the Original Deed of Trust is revised to read as follows:

                  Grantor hereby unconditionally covenants and agrees with Beneficiary, until all of the Obligations shall have been fully paid, performed, and discharged, as follows:

         2.05 Sections 5.7, 6.1, 6.2 and 6.3 of the Original Deed of Trust are revised to read as follows:

                  Section 5.7. No Subordinate Mortgages. Grantor will not create, place, or permit to be created or placed, or through any act or failure to act, acquiensce in the placing of, or allow to remain any Subordinate Mortgage regardless of whether such Subordinate Mortgage is expressly subordinate to the liens or security interests of the Loan Documents with respect to the Mortgaged Property unless such Subordinate Mortgage is permitted by the Credit Agreement.

                  Section 6.1. Default Under Other Loan Document. If Grantor shall default under or pursuant to any Loan Document other than this Deed of Trust.

                  Section 6.2. Payment or Performance of Obligations Arising Hereunder. If Grantor shall fail or refuse to fully and timely pay, perform, or discharge any Obligation arising solely under this Deed of Trust as and when called for and such failure or refusal continues for a period of five (5) days after demand for such payment has been made in writing upon Grantor.

                  Section 6.3. Payment or Performance of Obligations. If Grantor shall fail or refuse to fully and timely pay, perform, or discharge any of the Obligations as and when called for and such failure or refusal shall either be uncurable or, if curable, shall remain uncured for the period provided in the Credit Agreement.

         2.06 The introductory paragraph to Section 7.1 of the Original Deed of Trust is revised to read as follows:

                  Upon the occurrence of an Event of Default, Beneficiary may, at Beneficiary's option, and by or through Trustee, by Beneficiary itself or otherwise, do any one or more of the following:



AMENDMENT TO DEED OF TRUST AND ASSIGNMENT--Page 6

         2.07 Section 7.1(d)(iv) of the Original Deed of Trust is revised to read as follows:

                           (iv) Partial Foreclosure. Sale of a part of the
                  Mortgaged Property shall not exhaust the power of sale, but sales may be made from time to time until the Obligations are paid, performed, and discharged in full. It is intended by each of the foregoing provisions of this subsection that Trustee may, after any request or direction by Beneficiary, sell not only the Lands and the Improvements but also the Fixtures and Personalty and other interests constituting a part of the Mortgaged Property or any part thereof, along with the Lands and the Improvements or any part thereof, as a unit and as a part of a single sale, or may sell at any time or from time to time any part or parts of the Mortgaged Property separately from the remainder of the Mortgaged Property. It shall not be necessary to have present or to exhibit at any sale any of the Mortgaged Property.

         2.08 Sections 7.7(c) and 7.7(d) of the Original Deed of Trust are revised to read as follows:

                  (c) All rights, remedies, and recourses of Beneficiary granted in the Notes, this Deed of Trust, the other Loan Documents, any other pledge of collateral, or otherwise available at law or equity (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively, or concurrently against Grantor, the Mortgaged Property, or any one or more of them, at the sole discretion of Beneficiary; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse; (iv) shall be nonexclusive; (v) shall not be conditioned upon Beneficiary exercising or pursuing any remedy in relation to the Mortgaged Property prior to Beneficiary bringing suit on the Obligations; and (vi) in the event Beneficiary elects to bring suit on the Obligations and obtains a judgment against Grantor prior to exercising any remedies in relation to Mortgaged Property, all liens and security interests, including the lien of this Deed of Trust, shall remain in full force and effect and may be exercised at Beneficiary's option.

                  (d) Beneficiary may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating, or releasing the lien or security interests evidenced by this Deed of Trust or the other Loan Documents or affecting the obligations of Grantor to pay, perform, and discharge the Obligations. For payment of the Notes, Beneficiary may resort to any of the collateral therefor in such order and manner as Beneficiary may elect.



AMENDMENT TO DEED OF TRUST AND ASSIGNMENT--Page 7

         2.09 Sections 9.1, 9.3, 9.4, 10.1, 12.1, 12.12, and 12.17 of the
Original Deed of Trust are revised to read as follows:

                  Section 9.1. Assignment. For Ten Dollars ($10.00) and other good and valuable consideration, including but not limited to the indebtedness evidenced by the Notes, the receipt and sufficiency of which are hereby acknowledged and confessed, Grantor by these presents does GRANT, BARGAIN, SELL, and CONVEY unto Beneficiary the Contracts and the Rents, as security for the payment, performance, and discharge of the Obligations, subject only to the "License" (hereinafter defined), TO HAVE AND TO HOLD the Contracts and the Rents unto Beneficiary, forever, and Grantor on behalf of itself, its successors and assigns does hereby WARRANT AND COVENANT TO DEFEND the title to the Contracts and the Rents unto Beneficiary against every person lawfully claiming or attempting to claim the same or any part thereof; provided, however, that if Grantor shall fully pay, perform, or discharge (or cause to be fully paid, performed, or discharged) the Obligations on or before the date the same are to be paid, performed, or discharged, then this assignment shall terminate, in accordance with the provisions hereof, otherwise the same shall remain in full force and effect.

                  Section 9.3. Enforcement of Contracts. So long as the License is in effect, and unless otherwise provided in the Credit Agreement, Grantor shall (i) duly and punctually perform and comply with any and all representations, warranties, covenants, and agreements expressed as binding upon the obligee under any Contract, (ii) maintain each of the Contracts in full force and effect during the term thereof,
                  (iii) appear in and defend any action or proceeding in any manner connected with any of the Contracts, (iv) deliver to Beneficiary copies of all Contracts as and to the extent requested by Beneficiary, and (v) deliver to Beneficiary such further information, and execute and deliver to Beneficiary such further assurances and assignments, with respect to the Contracts as Beneficiary may from time to time request. Except to the extent permitted in the Credit Agreement, Grantor shall not, without Beneficiary's prior written consent, (1) do or knowingly permit to be done anything to impair the value of any of the Contracts, (2) except for security or similar deposits, collect any of the Rent more than one month in advance of the time when the same becomes due under the terms of any Contract, (3) discount any future accruing Rents, (4) amend, modify, or terminate any Contract the amendment, modification, or termination of which would have a Material Adverse Effect, or (5) assign or grant a security interest in or to the License or any of the Contracts or Rents.


AMENDMENT TO DEED OF TRUST AND ASSIGNMENT--Page 8

                  Section 9.4. No Merger of Estates. So long as any part of the Obligations secured hereby remains unpaid, unperformed, or undischarged, the fee, leasehold, and other possessory and non-possessory rights, titles, and interests constituting the Mortgaged Property shall not merge but rather shall remain separate and distinct, notwithstanding the union of such rights, titles, and interests in Grantor, Beneficiary, any lessee, or any third party purchaser or otherwise.

                  Section 10.1. Fixture Filing. Grantor by these presents does GRANT, BARGAIN, CONVEY, ASSIGN, TRANSFER and SET OVER, unto Beneficiary a first and prior security interest in all of Grantor's right, title and interest in, to, under, and with respect to the Fixtures, to secure the full and timely payment, performance, and discharge of the Obligations. This Deed of Trust thus shall also constitute, to the extent provided by law, a "fixture filing" for the purposes of the Code. All or part of the Mortgaged Property are or are to become fixtures. Information concerning the security interest herein granted may be obtained from the parties at the addresses of the parties set forth herein. For purposes of the security interest herein granted, the addresses of both the debtor (Grantor) and the secured party (Beneficiary) are set forth in the first paragraph of this Deed of Trust.

                  Section 12.1. Release. If the Obligations are paid, performed, and discharged in full in accordance with the terms of this Deed of Trust, the Notes, and the other Loan Documents, then this conveyance shall become null and void and be released at Grantor's request and expense, and Beneficiary shall have no further obligation to make advances under and pursuant to the provisions hereof or the other Loan Documents.

                  Section 12.12. Subrogation. If any or all of the proceeds of any Note have been used to extinguish, extend, or renew any indebtedness heretofore existing against the Mortgaged Property, then, to the extent of such funds so used, Beneficiary shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Mortgaged Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests if any, are not waived but rather are continued in full force and effect in favor of Beneficiary and are merged with the lien and security interest created herein as cumulative security for the payment, performance, or discharge of the Obligations.

                  Section 12.17. Change of Security. Any part of the Mortgaged Property may be released, regardless of consideration, by Beneficiary from time to time without impairing, subordinating, or affecting in any way the lien, security interest, and other rights hereof against the remainder. The lien,


AMENDMENT TO DEED OF TRUST AND ASSIGNMENT--Page 9
                  security interest, and other rights granted hereby shall not be affected by any other security taken for the Obligations or any part thereof. The taking of additional collateral, or the amendment, extension, renewal, or rearrangement of the Obligations, or any part thereof, shall not release or impair the lien, security interest, and other rights granted hereby, or affect the liability of any endorser or guarantor or improve the right of any junior lienholder; and this Deed of Trust, as well as any instrument given to secure any amendment, extension, renewal, or rearrangement of the Obligations, or any part thereof shall be and remain a first and prior lien, except as otherwise provided herein, on all of the Mortgaged Property not expressly released until the Obligations are fully paid, performed, and discharged.

         2.10 In the remaining provisions of Articles VII-XII of the Original Deed of Trust in which the word "Indebtedness" appears, the word "Indebtedness" shall be replaced with the word "Obligations" and any associated singular verb form (e.g., "is") that becomes grammatically incorrect shall be replaced with the proper plural verb form (e.g., "are").

3.       SUPPLEMENTAL CONFIRMATORY GRANT

         Grantor hereby confirms (a) the grants of "Mortgaged Property" made by
Section 2.1 of the Existing Deed of Trust (as hereby amended) and (b) the intent of Grantor and Beneficiary, as contemplated in the Existing Deed of Trust, that said grants secure the full and timely payment, performance, and discharge of not only

         (i) the obligations of Grantor arising under the AUSP Credit Agreement (until all such obligations have been paid, performed, or discharged) but also

         (ii) the obligations of Grantor under or pursuant to the Guaranty (which Guaranty is a rearrangement and replacement of the obligations of Grantor arising under the AUSP Credit Agreement)

by granting, bargaining, selling, conveying, warranting, and covenanting to defend as follows:

                  Grant. To secure the full and timely payment, performance, and discharge of the Obligations, (a) Grantor by these presents does GRANT, BARGAIN, SELL, and CONVEY unto Trustee, in trust, with power of sale, the Mortgaged Property, TO HAVE AND TO HOLD the Mortgaged Property unto Trustee, for the use and benefit of Beneficiary, forever, and (b) Grantor on behalf of itself, its successors and assigns does hereby WARRANT AND COVENANT TO DEFEND the title to the Mortgaged Property unto Trustee and Beneficiary against every person lawfully claiming or attempting to claim the same or any part thereof.


AMENDMENT TO DEED OF TRUST AND ASSIGNMENT--Page 10

4.       REAFFIRMANCE.

         Grantor hereby acknowledges, agrees, and represents that the Existing Deed of Trust remains in full force and effect on the date hereof. In addition, Grantor hereby remakes and reaffirms the Existing Deed of Trust as amended by this Amendment, as of the date hereof.


EXECUTED to be effective as of the date first above written.


                                            ALASKA UNITED FIBER SYSTEM
                                            PARTNERSHIP, an Alaska general
                                            partnership


                                            By:      FIBER HOLD CO., INC., an
                                                     Alaska corporation,
                                                     general partner


                                                     By:
                                                     Name:  John M. Lowber
                                                     Title: Secretary/Treasurer


                                            By:      GCI FIBER CO., INC., an
                                                     Alaska corporation,
                                                     general partner


                                                     By:
                                                     Name:  John M. Lowber
                                                     Title: Secretary/Treasurer


AMENDMENT TO DEED OF TRUST AND ASSIGNMENT--Page 11

STATE OF ALASKA            )
                           )   ss:
THIRD JUDICIAL DISTRICT    )

THIS CERTIFIES that the foregoing instrument was acknowledged before me this
        day of                      , 2002, by (name) John M. Lowber, (title)
Secretary/Treasurer of FIBER HOLD CO., INC., an Alaska corporation that is a general partner in ALASKA UNITED FIBER SYSTEM PARTNERSHIP, on behalf of said corporation acting in its capacity as a general partner in ALASKA UNITED FIBER SYSTEM PARTNERSHIP, an Alaska general partnership, on behalf of said partnership.


                                       Notary Public for the State of Alaska
                                       My commission expires










STATE OF ALASKA            )
                           )   ss:
THIRD JUDICIAL DISTRICT    )

THIS CERTIFIES that the foregoing instrument was acknowledged before me this
          day of                       , 2002, by (name) John M. Lowber, (title)
Secretary/Treasurer of GCI FIBER CO., INC., an Alaska corporation that is a general partner in ALASKA UNITED FIBER SYSTEM PARTNERSHIP, on behalf of said corporation acting in its capacity as a general partner in ALASKA UNITED FIBER SYSTEM PARTNERSHIP, an Alaska general partnership, on behalf of said partnership.



                                       Notary Public for the State of Alaska
                                       My commission expires


AMENDMENT TO DEED OF TRUST AND ASSIGNMENT--Page 12

                                            CREDIT LYONNAIS NEW YORK BRANCH, in
                                            its capacity as Administrative Agent
                                            (under the Credit Agreements) for
                                            the Lenders (as defined herein)


                                            By:
                                            Name:  Bruce M. Yeager
                                            Title: Senior Vice President






STATE OF NEW YORK          )
                           )   ss:
COUNTY OF                  )

THIS CERTIFIES that the foregoing instrument was acknowledged before me this
         day of                      , 2002, by (name) Bruce M. Yeager, (title)
Senior Vice President of CREDIT LYONNAIS NEW YORK BRANCH, a                    ,
in its capacity as Administrative Agent under the Credit Agreements for the Lenders (as defined herein).



                                       Notary Public for the State of New York
                                       My commission expires


AMENDMENT TO DEED OF TRUST AND ASSIGNMENT--Page 13

                                    EXHIBIT A

         Legal Description (Alaska and Adjacent Outer Continental Shelf)





EXHIBIT A--Page 1

                                   SCHEDULE 1

                 Initial Lenders under the GCIH Credit Agreement


Credit Lyonnais New York Branch
General Electric Capital Corporation
CIT Lending Services Corporation
Toronto Dominion (Texas) Inc.
Bank of America, National Association
Cobank, ACB
Wells Fargo Bank Alaska, N.A.
Credit Industriel et Commercial
Union Bank of California
Sun Trust Banks, Inc.


SCHEDULE 1--Page 1

                                                                       EXHIBIT I

                        FORM OF ACCOUNT CONTROL AGREEMENT


         ACCOUNT CONTROL AGREEMENT dated as of October    , 2002 (as amended,
supplemented or otherwise modified, renewed or replaced, the "Agreement") among
(i) CREDIT LYONNAIS NEW YORK BRANCH, as Administrative Agent (on behalf of itself, the Lenders, as defined below, and the Issuing Bank, as defined below), as defined below (in such capacity, the "Administrative Agent"), (ii)
[                     ] (the "Pledgor"), and (iii) [                     ] (the
"Bank").


                             Introductory Statement

         The Bank has established a deposit account, Account No.           , in
the name of the Pledgor (the "Account").

         The Pledgor has granted to the Administrative Agent (on behalf of itself, the Lenders and the Issuing Bank) a security interest in, among other things, the Account pursuant to a (i) Credit, Guaranty, Security and Pledge Agreement, dated as of October 31, 2002 (as such agreement may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), among the Pledgor, the Guarantors referred to therein, the Lenders referred to therein (the "Lenders"), the Administrative Agent, Credit Lyonnais New York Branch, as Issuing Bank (in such capacity, the "Issuing Bank"), Co-Arranger and Co-Bookrunner, General Electric Capital Corporation as Documentation Agent, Co-Arranger and Co-Bookrunner and CIT Lending Services Corporation as Syndication Agent.

         The Administrative Agent, the Pledgor and the Bank are entering into this Agreement to provide for the control of the Account by the Administrative Agent and to perfect the security interest of the Administrative Agent (on behalf of itself, the Lenders and the Issuing Bank) in the Account.

         Accordingly, the parties hereby agree as follows:

         1. The Account. The Bank hereby represents and warrants to the Administrative Agent and the Pledgor that (i) the Account has been established in the name of the Pledgor as recited above, (ii) the Account is a demand deposit account and any balance in the Account is the valid and legally binding obligation of the Bank and (iii) except for the claims and interest of the Administrative Agent (on behalf of itself, the Lenders and the Issuing Bank) and the Pledgor in the Account (subject to any claim in favor of the Bank permitted under Section 2), the Bank does not know of any claim to or interest in the Account. All funds at any time on deposit in the Account shall be held by the Bank subject to the terms of this Agreement. All parties agree that the Account is a "deposit account" within the meaning of Article 9 of the Uniform Commercial Code of the State of New York (the "UCC").

         2. Priority of Lien. The Bank hereby acknowledges the security interest granted to the Administrative Agent (on behalf of itself, the Lenders and the Issuing Bank) by the Pledgor. The Bank hereby waives and releases all liens, encumbrances, claims and rights of set off it may have, now or in the future, against the Account other than for the payment of the Bank's customary fees, commissions and other charges pursuant to its agreement with the Pledgor. Except as required by applicable law, the Bank will not agree with the Pledgor or any third party that the Bank will comply with payment orders concerning the Account originated by any third party without the prior written consent of the Administrative Agent.

         3. Control.

         (a) The Bank shall comply with all withdrawal or other notifications it receives directing it to transfer any property in the Account and any other instructions concerning the Account (each, a "payment order") originated by the Pledgor or the Pledgor's authorized representatives until such time as the Administrative Agent delivers a written notice to the Bank that the Administrative Agent is thereby exercising exclusive control over the Account. Such notice is referred to herein as a "Notice of Exclusive Control" and shall be substantially in the form of Exhibit A attached hereto. For the benefit of the Pledgor, the Administrative Agent agrees that it shall deliver a Notice of Exclusive Control only after the occurrence and during the continuance of an Event of Default (as defined in the Credit Agreement).

         (b) Upon receipt by the Bank of a Notice of Exclusive Control, the Bank shall (i) cease complying with payment orders originated by the Pledgor or its representatives and cease distributing interest on property in the Account to the Pledgor, and (ii) comply with all payment orders and other instructions concerning the Account originated by the Administrative Agent or its representatives.

         (c) The Bank shall be entitled to rely upon any Notice of Exclusive Control and, after receipt of a Notice of Exclusive Control, any payment order, that the Bank reasonably believes to be from the Administrative Agent.

         4. Statements, Confirmations and Notices of Adverse Claims. After receipt by the Bank of a Notice of Control and, prior to such time, at the request of the Administrative Agent, the Bank shall send copies of all statements and confirmations concerning the Account to each of the Pledgor and the Administrative Agent at its notice address set forth below. If any person or entity asserts any lien, encumbrance or adverse claim against the Account or in any financial asset carried therein, the Bank will promptly notify the Administrative Agent and the Pledgor thereof.

         5. Limited Responsibility of the Bank. The Bank shall have no responsibility or liability to the Administrative Agent for complying with payment orders concerning the Account from the Pledgor or the Pledgor's authorized representatives which are received by the Bank before the Bank receives a Notice of Exclusive Control. The Bank shall have no responsibility or liability to the Pledgor for complying with a Notice of Exclusive Control or complying with payment orders concerning the Account originated by the Administrative Agent after receipt of a Notice of Exclusive Control, and shall have no responsibility to investigate the appropriateness of any such payment order or Notice of Exclusive Control, even if the Pledgor notifies the Bank that the Administrative Agent is not legally entitled to originate any such payment order or Notice of Exclusive Control. This Agreement does not create any obligation or duty of the Bank other than those expressly set forth herein.

         6. Tax Reporting. All items of income, gain, expense and loss recognized in the Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Pledgor.

         7. Customer Agreement. In the event of a conflict between this Agreement and any other agreement between the Bank and the Pledgor, the terms of this Agreement shall prevail.

         8. Termination. This Agreement shall continue in effect until the Administrative Agent has notified the Bank in writing that this Agreement, or its security interest in the Account, is terminated. Upon receipt of such notice, the obligations of the Bank under Sections 1, 2, 3 and 4 above with respect to the operation and maintenance of the Account shall terminate, the Administrative Agent shall have no further right to originate payment orders concerning the Account and any previous Notice of Exclusive Control delivered by the Administrative Agent shall be deemed to be of no further force and effect.

         9. Complete Agreement. This Agreement and the instructions and notices required or permitted to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof, and supersede any prior agreement and contemporaneous oral agreements of the parties concerning its subject matter.

         10. Amendments. No amendment, modification or (except as otherwise specified in Section 8 above) termination of this Agreement, nor any assignment of any rights hereunder (except to the extent contemplated under Section 13 below), shall be binding on any party hereto unless it is in writing and is signed by each of the parties hereto, and any attempt to so amend, modify, terminate or assign except pursuant to such a writing shall be null and void. No waiver of any rights hereunder shall be binding on any party hereto unless such waiver is in writing and signed by the party against whom enforcement is sought.

         11. Indemnity.

         (a) The Pledgor agrees to indemnify and hold the Bank and its officers, directors, employees and agents (the "Indemnified Parties") harmless from and against any losses, liabilities and damages incurred by the Indemnified Parties as a consequence of any action taken or omitted to be taken by it in the performance of its obligations hereunder, with the exception of any losses, liabilities and damages arising as a result of the Bank's gross negligence or willful misconduct.

         (b) With respect to actions taken or omitted to be taken pursuant to instructions of the Administrative Agent not authorized or contemplated pursuant to the terms of this Agreement, the Administrative Agent shall indemnify and hold the Indemnified Parties harmless against any losses, liabilities, and damages incurred by the Indemnified Parties as a consequence of such actions or omissions, with the exception of any losses, liability and damages arising as a result of the Bank's gross negligence or willful misconduct.

         12. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

         13. Successors. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors or assigns. This Agreement may be assigned by the Administrative Agent to any successor of the Administrative Agent pursuant to the Credit Agreement, provided that written notice thereof is given by the Administrative Agent to the Bank.

         14. Notices. Except as otherwise expressly provided herein, any notice, order, instruction, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or upon receipt of notice sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below (or such other address as may be specified in a notice in the manner set forth above):

         If to the Administrative Agent:

                  Credit Lyonnais New York Branch
                  1301 Avenue of the Americas
                  New York, New York  10019
                  Attention:  Project Finance Group
                  Facsimile:  (212) 261-3421

         If to the Pledgor:



                  Attention:
                  Facsimile:

         If to the Bank:



                  Attention:
                  Facsimile:

         15. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

         16. Choice of Law. Regardless of any provision in any other agreement relating to the Account, the parties hereto agree that the establishment and maintenance of the Account, and all interest, duties and obligations with respect to the Account, shall be governed by the law of the State of New York. With respect to the Account, the Bank's "jurisdiction" for purposes of Section 9-304 of the UCC is the State of New York.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                            [_________________], as Pledgor


                                            By:
                                                 Name:
                                                 Title:


                                            CREDIT LYONNAIS NEW YORK BRANCH,
                                            as Administrative Agent


                                            By:
                                                 Name:
                                                 Title:


                                            [____________________], as Bank


                                            By:
                                                 Name:
                                                 Title: